     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 27, 2000


                                                              FILE NO. 033-51294
                                                               FILE NO. 811-7140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                         POST-EFFECTIVE AMENDMENT NO. 30                 /X/
                                       AND
                         REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                 / /
                                 AMENDMENT NO. 32                        /X/


                            ------------------------

                          VAN KAMPEN SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Office)

                  Registrant's Telephone Number (630) 684-6000

                              A. THOMAS SMITH III
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Name and Address of Agent for Service)

                            ------------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable following effectiveness of this Registration Statement.


It is proposed that this filing be effective
           (Check appropriate box)
/ /        Immediately upon filing pursuant to paragraph (b)
/X/        On October 27, 2000 pursuant to paragraph (b)
/ /        60 days after filing pursuant to paragraph (a)(1)
/ /        On (date) pursuant to paragraph (a)(1)
/ /        75 days after filing pursuant to paragraph (a)(2)
/ /        On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            ------------------------

                     Title of securities being registered:
                   COMMON SHARES, PAR VALUE $0.001 PER SHARE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


    This Post-Effective Amendment No. 30 to the Registration Statement contains 14 Prospectuses, describing each of the 14 series of the Registrant listed below and one Statement of Additional Information describing all of the series of the Registrant. The Registration Statement is organized as follows:


       Facing Page

       Prospectuses relating to the series, in the following order:


        Van Kampen American Value Fund
        Van Kampen Asian Growth Fund
        Van Kampen Emerging Markets Fund
        Van Kampen Equity Growth Fund
        Van Kampen European Equity Fund
        Van Kampen Focus Equity Fund
        Van Kampen Global Equity Allocation Fund
        Van Kampen Global Equity Fund
        Van Kampen International Magnum Fund
        Van Kampen Latin American Fund
        Van Kampen Mid Cap Growth Fund
        Van Kampen Tax Managed Global Franchise Fund
        Van Kampen Value Fund
        Van Kampen Worldwide High Income Fund


       One Statement of Additional Information relating to all of the series of the Registrant.


       Part C Information

       Exhibits


No changes are being made to the prospectuses of Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund, which were included in Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

                                   VAN KAMPEN
                              AMERICAN VALUE FUND


Van Kampen American Value Fund's investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6
   Investment Advisory Services ...........................................10

   Purchase of Shares .....................................................11


   Redemption of Shares ...................................................18

   Distributions from the Fund ............................................20

   Shareholder Services ...................................................21


   Federal Income Taxation ................................................23

   Financial Highlights ...................................................24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.


                             INVESTMENT STRATEGIES
The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations that the Fund's investment adviser believes are undervalued relative to the stock market in general at the time of investment. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-to medium-sized corporations. The Fund invests in equity securities including common and preferred stocks; investment-grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.


The Fund emphasizes a "value" style of investing, seeking securities of companies that the Fund's investment adviser believes are undervalued. Portfolio securities are typically sold when the Fund's investment adviser no longer believes such securities are undervalued. The Fund may invest from time to time in securities of foreign issuers that are traded on U.S. exchanges or over-the-counter markets either directly or through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and forward contracts, for various portfolio management purposes.



Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.


RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The Fund invests primarily in small- and medium-sized companies which often are newer or less established companies. Investments in small- and medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. Equity securities of small-and medium-sized companies may have market movements that are more abrupt or erratic than those of stocks of larger, more established companies or the stock market in general. Historically, small-and medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger-sized companies. In addition, equity securities of small- and medium-sized companies generally are less liquid than those of larger-sized companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek a high total return over the long term

- Can withstand substantial volatility in the value of their Fund shares

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small- to medium-sized companies


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1994            2.02%
1995           19.34%
1996           22.33%
1997           36.39%
1998            9.69%
1999           25.68%


The Fund's return for the nine-month period ended September 30, 2000 was -4.04%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.31% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -15.75% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                PAST      PAST 5      SINCE
DECEMBER 31, 1999           1 YEAR     YEARS     INCEPTION
----------------------------------------------------------
Van Kampen American
Value Fund
-- Class A Shares           18.46%     20.95%     16.98%(1)
Russell 2500 Index          24.16%     19.37%     15.34%(2)
 .........................................................
Van Kampen American
Value Fund
-- Class B Shares           19.71%        N/A     20.55%(3)
Russell 2500 Index          24.16%     19.37%     16.43%(4)
 .........................................................
Van Kampen American
Value Fund
-- Class C Shares           23.70%     21.45%     17.18%(1)
Russell 2500 Index          24.16%     19.37%     15.34%(2)
 .........................................................



INCEPTION DATES: (1) 10/18/93, (2) 10/31/93, (3) 8/1/95, (4) 7/31/95.



       N/A - NOT APPLICABLE
     * THE RUSSELL 2500 INDEX IS A SUBSET REPRESENTING THE SMALLEST 2500 COMPANIES OF THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS AN INDEX OF THE 3000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.

                               FEES AND EXPENSES
                                  OF THE FUND



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
-----------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)     None        None
 ..........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                     None(2)    5.00%(3)    1.00%(4)
 ..........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ..........................................................
Redemption fee                None        None        None
 ..........................................................
Exchange fee                  None        None        None
 ..........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------
Management fees              0.85%       0.85%       0.85%
 ..........................................................
Distribution and/or
service (12b-1)
fees(5)                      0.25%       1.00%(6)    1.00%(6)
 ..........................................................
Other expenses               0.37%       0.36%       0.36%
 ..........................................................
Total annual fund
operating expenses           1.47%       2.21%       2.21%
 ..........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:


                         YEAR 1-5.00%
                         YEAR 2-4.00%
                         YEAR 3-3.00%
                         YEAR 4-2.50%
                         YEAR 5-1.50%
                           AFTER-NONE

         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (6) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE   THREE    FIVE    TEN
                       YEAR  YEARS   YEARS   YEARS
---------------------------------------------------
Class A Shares         $716  $1,013  $1,332  $2,231
 ..................................................
Class B Shares         $724  $  991  $1,335  $2,357*
 ..................................................
Class C Shares         $324  $  691  $1,185  $2,544
 ..................................................



You would pay the following expenses if you did not redeem your shares:

                       ONE   THREE    FIVE    TEN
                       YEAR  YEARS   YEARS   YEARS
---------------------------------------------------
Class A Shares         $716  $1,013  $1,332  $2,231
 ..................................................
Class B Shares         $224  $  691  $1,185  $2,357*
 ..................................................
Class C Shares         $224  $  691  $1,185  $2,544
 ..................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations that the Fund's investment adviser believes are undervalued relative to the stock market in general at the time of investment. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-to medium-sized corporations. Under current market conditions, the Fund's investment adviser defines small- and medium-sized corporations by reference to those companies with market capitalizations in the range of companies represented in the Russell 2500 Index, a small capitalization company index which consists of companies with capitalizations up to $4 billion as of June 30, 2000. The Fund also may invest in larger companies.


In selecting securities for investment, the Fund seeks to identify those companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund generally focuses on undervalued companies with characteristics for improved valuations. The Fund's investment adviser uses a multi-factor stock selection process which is believed to provide a balance between a company's valuation and its long-term prospects. The Fund emphasizes a "value" style of investing. The Fund's investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. The Fund's investment adviser generally seeks such securities which it believes are undervalued relative to market values and other traditional measures of intrinsic worth, or are undervalued and have identifiable factors that might lead to improved valuation. The Fund's investment adviser believes that attractive values generally are offered by companies with improving near-term business prospects relative to investor expectations. This catalyst could come from within the company, such as cost reductions or more effective pricing, or as a result of external factors, such as changing markets or industry conditions. The selection process favors companies that offer value in terms of price-to-earnings ratio and earnings growth rate, seeking a rational trade-off between a security's valuation, growth potential and near-term business momentum. The Fund considers value to be achieved when investors' perceptions improve and the securities of such companies achieve what the Fund's investment adviser believes is fair valuation.


While the Fund primarily uses a "bottom-up" investment approach (that emphasizes the analysis of individual stocks rather than economic and market cycles), the Fund's investment adviser also factors in macroeconomic trends that generally influence the outlook of certain industries. Such an approach allows the Fund's investment adviser to identify companies within industries that may be positioned to benefit from prevailing economic trends or that have attractive valuation rankings. A combination of fundamental investment insights and quantitative inputs may be used to focus research attention on the most attractive sectors of the market in a timely fashion.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, investment-grade convertible securities and equity-linked securities, and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



The Fund only invests in convertible debt securities considered to be "investment grade" at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P"), or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



                    AVERAGE DAILY NET ASSETS          % PER ANNUM
                    -----------------------------------------------
                    FIRST $1 BILLION                          0.85%
                     ..............................................
                    NEXT $500 MILLION                         0.80%
                     ..............................................
                    OVER $1.5 BILLION                         0.75%
                     ..............................................



Applying this fee schedule, the effective advisory fee rate was 0.85% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net asssets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately
$178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Gary G. Schlarbaum, William B. Gerlach and Vitaly V. Korchevsky are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.



Mr. Schlarbaum, a Managing Director, joined the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") in 1987 and joined the Subadviser in 1996. He assumed responsibility for the MAS Funds' Equity and Small Cap Value Portfolio in 1987, for the MAS Funds' Balanced Portfolio in 1992 and for the MAS Funds' Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum also is a Director of MAS Fund Distribution, Inc. Mr. Schlarbaum holds a B.A. in Economics from Coe College and a Ph.D. in Applied Economics from the University of Pennsylvania. Mr. Schlarbaum has been co-manager of the Fund since January 1997.



Mr. Gerlach, a Principal, joined the Subadviser in July 1996 and has worked with MAS since 1991. Mr. Gerlach also became a portfolio manager of MAS Funds' Small Cap Value and Mid Cap Value Portfolios in 1996. Mr. Gerlach holds a B.A. in Economics from Haverford College. Mr. Gerlach has been co-manager of the Fund since November 1996.



Mr. Korchevsky, a Vice President, joined the Subadviser as a portfolio manager in 1999. He served as an analyst/portfolio manager for Gardner Lewis Asset Management from 1998-1999, and as a portfolio manager for Crestar Asset Management Co. from 1995-1998. He has been co-manager of the MAS Funds' Mid Cap Value and Small Cap Value Portfolios since January 2000. Mr. Korchevsky holds a B.A. from Sukhumi University and a M.B.A. from Regent University. Mr. Korchevsky has been co-manager of the Fund since January 2000.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund is currently not open to new investors. The Fund may, from time to time, reopen and close the offering of its shares to new investors. Any such offerings may commence and terminate at any time and without prior notice.

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares.

By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF     AS % OF
SIZE OF                              OFFERING   NET AMOUNT
INVESTMENT                            PRICE     INVESTED
-------------------------------------------------------------
Less than $50,000                      5.75%        6.10%
 ............................................................
$50,000 but less than $100,000         4.75%        4.99%
 ............................................................
$100,000 but less than $250,000        3.75%        3.90%
 ............................................................
$250,000 but less than $500,000        2.75%        2.83%
 ............................................................
$500,000 but less than $1,000,000      2.00%        2.04%
 ............................................................
$1,000,000 or more                      *           *
 ............................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                                              CONTINGENT
                                                               DEFERRED
                                                              SALES CHARGE
                                                              AS A PERCENTAGE
                                                                  OF
                                                              DOLLAR AMOUNT
YEAR SINCE PURCHASE                                           SUBJECT TO CHARGE
-------------------------------------------------------------------------------
First                                                               5.00%
 ..............................................................................
Second                                                              4.00%
 ..............................................................................
Third                                                               3.00%
 ..............................................................................
Fourth                                                              2.50%
 ..............................................................................
Fifth                                                               1.50%
 ..............................................................................
Sixth and After                                                      None
 ..............................................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that
     (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value.
     Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, 1997 and 1996 and for the fiscal period August 1, 1995 (commencement of offering for Class B Shares) to June 30, 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                     CLASS A SHARES
                                                                  YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                2000#       1999#       1998#       1997       1996
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........    $  23.58    $  21.34    $  17.59    $ 14.63    $ 12.89
                                                 --------    --------    --------    -------    -------
Income From Investment Operations
  Net Investment Income/Loss.................       (0.08)       0.01       (0.02)      0.20       0.27
  Net Realized and Unrealized Gain/Loss......        1.09        3.43        4.84       4.05       1.94
                                                 --------    --------    --------    -------    -------
  Total from Investment Operations...........        1.01        3.44        4.82       4.25       2.21
                                                 --------    --------    --------    -------    -------
Distributions
  Net Investment Income......................          --          --       (0.03)     (0.20)     (0.27)
  In Excess of Net Investment Income.........          --          --       (0.00)++   (0.00)++   (0.01)
  Net Realized Gain..........................       (1.56)      (1.20)      (1.04)     (1.09)     (0.19)
                                                 --------    --------    --------    -------    -------
  Total Distributions........................       (1.56)      (1.20)      (1.07)     (1.29)     (0.47)
                                                 --------    --------    --------    -------    -------
Net Asset Value, End of Period...............    $  23.03    $  23.58    $  21.34    $ 17.59    $ 14.63
                                                 ========    ========    ========    =======    =======
Total Return (1).............................        4.62%      17.41%      28.26%     30.68%     17.41%
                                                 ========    ========    ========    =======    =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)............    $434,766    $343,004    $220,100    $34,331    $19,674
Ratio of Expenses to Average Net Assets......        1.47%       1.49%       1.50%      1.50%      1.50%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................       (0.33%)      0.03%      (0.09%)     1.25%      1.90%
Portfolio Turnover Rate......................         272%        283%        207%        73%        41%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During
the
  Period
  Per Share Benefit to Net Investment Income/
    Loss.....................................    $     --    $     --    $   0.02    $  0.04    $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          --          --        1.58%      1.76%      1.81%
  Net Investment Income/Loss to Average Net
  Assets.....................................          --          --       (0.18%)     0.98%      1.59%
-------------------------------------------------------------------------------------------------------

                                                                        CLASS B SHARES
                                                           YEAR ENDED JUNE 30,                 AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS              2000#       1999#       1998#       1997      TO JUNE 30, 1996
---------------------------------------------  ----------------------------------------------------------------
Net Asset Value, Beginning of Period.........  $  23.23    $  21.20    $  17.59    $ 14.63         $ 13.37
                                               --------    --------    --------    -------         -------
Income From Investment Operations
  Net Investment Income/Loss.................     (0.25)      (0.14)      (0.17)      0.09            0.15
  Net Realized and Unrealized Gain/Loss......      1.06        3.37        4.83       4.05            1.46
                                               --------    --------    --------    -------         -------
  Total from Investment Operations...........      0.81        3.23        4.66       4.14            1.61
                                               --------    --------    --------    -------         -------
Distributions
  Net Investment Income......................        --          --       (0.01)     (0.09)          (0.15)
  In Excess of Net Investment Income.........        --          --       (0.00)++   (0.00)++        (0.01)
  Net Realized Gain..........................     (1.56)      (1.20)      (1.04)     (1.09)          (0.19)
                                               --------    --------    --------    -------         -------
  Total Distributions........................     (1.56)      (1.20)      (1.05)     (1.18)          (0.35)
                                               --------    --------    --------    -------         -------
Net Asset Value, End of Period...............  $  22.48    $  23.23    $  21.20    $ 17.59         $ 14.63
                                               ========    ========    ========    =======         =======
Total Return (1).............................      3.85%      16.50%      27.30%     29.77%          12.29%*
                                               ========    ========    ========    =======         =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)............  $356,717    $341,908    $269,836    $15,331         $ 2,485
Ratio of Expenses to Average Net Assets......      2.21%       2.24%       2.25%      2.25%           2.25%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................     (1.06%)     (0.72%)     (0.84%)     0.40%           1.18%
Portfolio Turnover Rate......................       272%        283%        207%        73%             41%*
---------------------------------------------  ----------------------------------------------------------------
Effect of Voluntary Expense Reductions During
the
  Period
  Per Share Benefit to Net Investment Income/
    Loss.....................................  $     --    $     --    $   0.02    $  0.06         $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............        --          --        2.33%      2.48%           2.61%
  Net Investment Income/Loss to Average Net
  Assets.....................................        --          --       (0.93%)     0.14%           0.82%
---------------------------------------------  ----------------------------------------------------------------

                                                                   CLASS C SHARES
                                                                YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS              2000#       1999#       1998#       1997       1996
---------------------------------------------  ------------------------------------------------------
Net Asset Value, Beginning of Period.........  $  23.24    $  21.20    $  17.59    $ 14.64    $ 12.89
                                               --------    --------    --------    -------    -------
Income From Investment Operations
  Net Investment Income/Loss.................     (0.25)      (0.14)      (0.17)      0.08       0.16
  Net Realized and Unrealized Gain/Loss......      1.06        3.38        4.83       4.05       1.94
                                               --------    --------    --------    -------    -------
  Total from Investment Operations...........      0.81        3.24        4.66       4.13       2.10
                                               --------    --------    --------    -------    -------
Distributions
  Net Investment Income......................        --          --       (0.01)     (0.09)     (0.15)
  In Excess of Net Investment Income.........        --          --       (0.00)++   (0.00)++   (0.01)
  Net Realized Gain..........................     (1.56)      (1.20)      (1.04)     (1.09)     (0.19)
                                               --------    --------    --------    -------    -------
  Total Distributions........................     (1.56)      (1.20)      (1.05)     (1.18)     (0.35)
                                               --------    --------    --------    -------    -------
Net Asset Value, End of Period...............  $  22.49    $  23.24    $  21.20    $ 17.59    $ 14.64
                                               ========    ========    ========    =======    =======
Total Return (1).............................      3.80%      16.55%      27.28%     29.67%     16.50%
                                               ========    ========    ========    =======    =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)............  $192,665    $165,351    $127,401    $32,425    $21,193
Ratio of Expenses to Average Net Assets......      2.21%       2.24%       2.25%      2.25%      2.25%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................     (1.06%)     (0.72%)     (0.84%)     0.49%      1.17%
Portfolio Turnover Rate......................       272%        283%        207%        73%        41%
---------------------------------------------  ------------------------------------------------------
Effect of Voluntary Expense Reductions During
the
  Period
  Per Share Benefit to Net Investment Income/
    Loss.....................................  $     --    $     --    $   0.02    $  0.04    $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............        --          --        2.33%      2.47%      2.58%
  Net Investment Income/Loss to Average Net
  Assets.....................................        --          --       (0.92%)     0.22%      0.84%
---------------------------------------------  ------------------------------------------------------



     * NON-ANNUALIZED
     + THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
    ++ AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson


OFFICERS

Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER



A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY



John Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN AMERICAN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen American Value Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen American Value Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                              AMERICAN VALUE FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSAV PRO 10/00
                                                                      #65012

                                   VAN KAMPEN
                               ASIAN GROWTH FUND


Van Kampen Asian Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................6
   Investment Objective, Policies and Risks ................................7

   Investment Advisory Services ...........................................13

   Purchase of Shares .....................................................15

   Redemption of Shares ...................................................22

   Distributions from the Fund ............................................24

   Shareholder Services ...................................................24


   Federal Income Taxation ................................................26

   Financial Highlights ...................................................28

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.


                             INVESTMENT STRATEGIES
Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities of companies that are: organized in and whose business is conducted principally in Asia (other than Japan); or whose securities are principally traded on a recognized stock exchange in Asia (other than Japan). Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts of Asian issuers traded on U.S. stock exchanges.


The Fund's investment adviser uses a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Fund's investment adviser uses a "bottom-up" research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Fund generally seeks to invest in large companies located in emerging Asian markets but also may invest in smaller companies with the potential for growth. The Fund evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Fund may invest the remaining 35% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and, to the extent available, currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Asian issuers may underperform relative to other sectors of the market. Historically, securities of Asian issuers have sometimes gone through extended periods when they did not perform as well as securities of issuers of countries in more developed regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.



FOREIGN, EMERGING MARKET COUNTRIES AND ASIAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

The Fund is subject to additional risks associated with investing in securities of companies that are subject to economic and financial factors and conditions of Asia. Securities markets in Asian countries have suffered significant downturns and volatility and currencies have lost value in relation to the U.S. dollar. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors adversely affecting issuers located in that region than a more geographically diverse portfolio of investments.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing primarily in issuers of securities from Asian countries

- Can withstand substantial volatility in the value of their Fund shares
- Wish to add to their investment portfolio a fund that invests primarily in equity securities of Asian issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN

1994  -14.22%
1995    6.36%
1996    2.99%
1997  -49.22%
1998   -5.78%
1999   84.53%

The Fund's return for the nine-month period ended September 30, 2000 was -26.33%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 41.33% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -37.23% (for the quarter ended December 31, 1997).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") All Country Far East Free Ex-Japan Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                   PAST              PAST 5               SINCE
DECEMBER 31, 1999              1 YEAR              YEARS             INCEPTION
-----------------------------------------------------------------------------------
Van Kampen Asian Growth
Fund -- Class A Shares              73.86%             -1.84%               2.81%(1)
MSCI All Country Far East
Free Ex-Japan Index                 59.40%             -1.26%               3.46%(3)
 ..................................................................................
Van Kampen Asian Growth
Fund -- Class B Shares              78.00%          N/A                    -3.13%(2)
MSCI All Country Far East
Free Ex-Japan Index                 59.40%             -1.26%              -3.23%(2)
 ..................................................................................
Van Kampen Asian Growth
Fund -- Class C Shares              82.20%             -1.43%               2.98%(1)
MSCI All Country Far East
Free Ex-Japan Index                 59.40%             -1.26%               3.46%(3)
 ..................................................................................
INCEPTION DATES: (1) 6/23/93, (2) 8/1/95, (3) 6/30/93.
N/A NOT APPLICABLE
*  THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX IS AN UNMANAGED BROAD-BASED
   MARKET INDEX OF COMMON STOCKS AND CURRENTLY INCLUDES INDONESIA, HONG KONG, THE
   PHILIPPINES, KOREA, TAIWAN AND THAILAND (ASSUMES DIVIDENDS ARE REINVESTED).

                               FEES AND EXPENSES
                                  OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
---------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)     None        None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                     None(2)    5.00%(3)    1.00%(4)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ..............................................................
Redemption fee                None        None        None
 ..............................................................
Exchange fee                  None        None        None
 ..............................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------
Management fees(5)           1.00%       1.00%       1.00%
 ..........................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ..........................................................
Other expenses(5)            0.77%       0.77%       0.77%
 ..........................................................
Total annual fund
operating expenses(5)        2.02%       2.77%       2.77%
 ..........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                           YEAR 1-5.00%
                           YEAR 2-4.00%
                           YEAR 3-3.00%
                           YEAR 4-2.50%
                           YEAR 5-1.50%
                           AFTER-NONE


        SEE "PURCHASE OF SHARES -- CLASS B SHARES."

   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF
        SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.90% FOR CLASS A SHARES. 2.65% FOR CLASS B SHARES AND 2.65% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.



EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE   THREE    FIVE    TEN
                       YEAR  YEARS   YEARS   YEARS
---------------------------------------------------
Class A Shares         $768  $1,172  $1,600  $2,788
 ..................................................
Class B Shares         $780  $1,159  $1,614  $2,920*
 ..................................................
Class C Shares         $380  $  859  $1,464  $3,099
 ..................................................



You would pay the following expenses if you did not redeem your shares:

                       ONE   THREE    FIVE    TEN
                       YEAR  YEARS   YEARS   YEARS
---------------------------------------------------
Class A Shares         $768  $1,172  $1,600  $2,788
 ..................................................
Class B Shares         $280  $  859  $1,464  $2,920*
 ..................................................
Class C Shares         $280  $  859  $1,464  $3,099
 ..................................................


     *  BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities of Asian companies, other than Japan. These include securities of companies (i) which are organized under the laws of an Asian country and whose business is conducted principally in Asia or
(ii) for which the principal securities trading market is in an Asian country. The Fund emphasizes investments in the emerging Asia markets countries. The Fund's investment adviser considers emerging markets to be those countries that major international financial institutions, such as the International Bank for Reconstruction and Development (commonly referred to as the "World Bank") considers to be less economically mature than developed nations. Investments in emerging markets may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.

Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Currently, the Fund intends to invest in issuers of the following Asian countries: Hong Kong (China), Singapore, Malaysia, Thailand, the Philippines, Indonesia, mainland China, Taiwan, South Korea, India, Pakistan, Sri Lanka or any country in the Asian region (other than Japan) that is open to foreign investment. There are no prescribed limits on geographic distribution of the Fund's investments; accordingly, the Fund may invest significant assets in any single Asian country. Such investment practices subject the Fund to greater risks impacting any single country. In addition, because of the Fund's policy of concentrating its investments in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in that region.


The Fund's investment adviser employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Fund's investment adviser uses a "bottom-up" research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Fund's investment program emphasizes internal research of leading companies as the basis for stock selection, calling on a team of market specialists strategically based throughout Asia. This research process encompasses analysis of historical financial statements, identification of the potential for future earnings and cash flows, valuation of key assets, discussions with analysts to determine consensus expectations and an evaluation of the strength and depth of management. Visits with management from members of the research team are central to this process.


The Fund's investment adviser considers valuation on an absolute basis and relative to market average and comparable companies in the region and emphasizes stocks where a catalyst can be identified which will correct undervaluation. Depending on the type of company, factors considered in selecting securities for investment include price-to-sales, price-to-earnings, price-to-cash flow, price-to-book value and price-to-replacement value of assets ratios. The Fund's investment adviser evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Fund's research team evaluates macroeconomic and political factors when determining overall exposures within individual countries.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stock and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



The Fund only invests in convertible debt securities considered to be "investment grade" at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other internationally recognized statistical rating organization ("IRSRO") or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



The Fund may invest up to 35% of its total assets in debt securities, including bills and bonds issued by the United States or Asian governmental entities; notes, debentures and bonds of Asian companies; and U.S. money market instruments. The Fund's investment adviser believes it is likely that many of the debt securities of Asian issuers in which the Fund will invest will be unrated, and whether or not rated, may have speculative characteristics. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



The Fund may invest in securities of Asian issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



While the Fund focuses primarily on larger companies, it also may invest in small- to medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, it may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.


The Fund may enter into forward foreign currency exchange contracts and invest in derivative instruments. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

                               RISKS OF INVESTING
                        IN SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in the currency markets of Asia, no active currency hedging strategy is anticipated currently.

Investors should consider carefully the risks of foreign investments before investing in the Fund.


ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.



The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.



Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.


Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER
Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS             % PER ANNUM
--------------------------------------------------
FIRST $500 MILLION                           1.00%
 .................................................
NEXT $500 MILLION                            0.95%
 .................................................
OVER $1 BILLION                              0.90%
 .................................................



Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group"), managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Ashutosh Sinha has been responsible for the day-to-day management of the Fund's investment portfolio since 1998.



Mr. Sinha, a Principal, joined the MSDW Investment Management Group in 1995 and is a member of the MSDW Investment Management Group's Emerging Markets Equity Group, focusing primarily on Asian markets other than Japan. Prior to joining the MSDW Investment Management Group, Mr. Sinha spent two years at SBI Funds Management Ltd., as an analyst for the India Magnum Fund and, prior to that time, he was a consultant for three years for Citicorp Overseas Software Ltd. Mr. Sinha graduated from the Indian Institute of Technology, Kanpur, with a degree in Electrical Engineering and received an M.B.A. from the Indian Institute of Management, Calcutta.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                           AS % OF     AS % OF
SIZE OF                    OFFERING  NET AMOUNT
INVESTMENT                  PRICE     INVESTED
------------------------------------------------
Less than $50,000           5.75%       6.10%
 ...............................................
$50,000 but less than
$100,000                    4.75%       4.99%
 ...............................................
$100,000 but less than
$250,000                    3.75%       3.90%
 ...............................................
$250,000 but less than
$500,000                    2.75%       2.83%
 ...............................................
$500,000 but less than
$1,000,000                  2.00%       2.04%
 ...............................................
$1,000,000 or more           *          *
 ...............................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                CONTINGENT
                                 DEFERRED
                               SALES CHARGE
                            AS A PERCENTAGE OF
                              DOLLAR AMOUNT
YEAR SINCE PURCHASE         SUBJECT TO CHARGE
-----------------------------------------------
First                             5.00%
 ..............................................
Second                            4.00%
 ..............................................
Third                             3.00%
 ..............................................
Fourth                            2.50%
 ..............................................
Fifth                             1.50%
 ..............................................
Sixth and After                    None
 ..............................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, 1997, 1996 and the fiscal period
August 1, 1995 (commencement of offering for Class B Shares) to June 30, 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                   CLASS A SHARES
                                                YEAR ENDED JUNE 30,
                              2000#        1999#       1998#        1997         1996
----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period......    $  11.48     $  6.53     $  16.62    $  17.15     $  16.42
                             --------     -------     --------    --------     --------
Income From Investment
Operations
  Net Investment
  Income/Loss............       (0.08)       0.02        (0.04)      (0.06)       (0.04)
  Net Realized and
  Unrealized Gain/Loss...        1.66        4.93       (10.03)      (0.14)        0.77
                             --------     -------     --------    --------     --------
Total From Investment
Operations...............        1.58        4.95       (10.07)      (0.20)        0.73
                             --------     -------     --------    --------     --------
Distributions
  Net Realized Gain......          --          --           --          --           --
  In Excess of Net
  Realized Gain..........          --          --        (0.02)      (0.33)          --
                             --------     -------     --------    --------     --------
Total Distributions......          --          --        (0.02)      (0.33)          --
                             --------     -------     --------    --------     --------
Net Asset Value, End of
Period...................    $  13.06     $ 11.48     $   6.53    $  16.62     $  17.15
                             ========     =======     ========    ========     ========
Total Return (1).........       13.49%      75.69%      (60.57%)     (1.10%)       4.45%
                             ========     =======     ========    ========     ========
RATIOS AND SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD
(000'S)..................    $ 76,254     $88,808     $ 47,128    $175,440     $248,009
RATIO OF EXPENSES TO
AVERAGE NET ASSETS.......        1.92%       1.95%        1.90%       1.84%        1.88%
RATIO OF NET INVESTMENT
INCOME/LOSS TO AVERAGE
NET ASSETS...............       (0.66%)      0.28%       (0.39%)     (0.31%)      (0.16%)
PORTFOLIO TURNOVER
RATE.....................         108%        138%         130%         74%          38%
----------------------------------------------------------------------------------------

EFFECT OF VOLUNTARY
EXPENSE REDUCTIONS DURING
THE PERIOD
  PER SHARE BENEFIT TO
  NET INVESTMENT
  INCOME/LOSS............    $   0.01     $  0.01     $   0.01    $     --     $     --
RATIOS BEFORE EXPENSE
REDUCTIONS:
  EXPENSES TO AVERAGE NET
  ASSETS.................        2.02%       2.03%        2.21%         --           --
  NET INVESTMENT
  INCOME/LOSS TO AVERAGE
  NET ASSETS.............       (0.76%)      0.20%       (0.53%)        --           --
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
EXCLUDING COUNTRY TAX
EXPENSE AND INTEREST
EXPENSE..................        1.90%       1.90%        1.90%         --           --
----------------------------------------------------------------------------------------

                                                     CLASS B SHARES
                                         YEAR ENDED JUNE 30,                  AUGUST 1, 1995+
                             2000#       1999#        1998#        1997      TO JUNE 30, 1996
-------------------------  -------------------------------------------------------------------
Net Asset Value,
Beginning of Period......   $ 11.01     $   6.31     $  16.17     $ 16.81         $ 16.51
                            -------     --------     --------     -------         -------
Income From Investment
Operations
  Net Investment
  Income/Loss............     (0.17)       (0.03)       (0.10)      (0.16)          (0.03)
  Net Realized and
  Unrealized Gain/Loss...      1.59         4.73        (9.74)      (0.15)           0.33
                            -------     --------     --------     -------         -------
Total From Investment
Operations...............      1.42         4.70        (9.84)      (0.31)           0.30
                            -------     --------     --------     -------         -------
Distributions
  Net Realized Gain......        --           --           --       (0.33)             --
  In Excess of Net
  Realized Gain..........        --           --        (0.02)         --              --
                            -------     --------     --------     -------         -------
Total Distributions......        --           --        (0.02)      (0.33)             --
                            -------     --------     --------     -------         -------
Net Asset Value, End of
Period...................   $ 12.43     $  11.01     $   6.31     $ 16.17         $ 16.81
                            =======     ========     ========     =======         =======
Total Return (1).........     12.81%       74.48%      (60.89%)     (1.79%)          1.82%*
                            =======     ========     ========     =======         =======
RATIOS AND SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD
(000'S)..................   $45,837     $ 42,905     $ 26,126     $62,786         $52,853
RATIO OF EXPENSES TO
AVERAGE NET ASSETS.......      2.67%        2.70%        2.65%       2.59%           2.61%
RATIO OF NET INVESTMENT
INCOME/LOSS TO AVERAGE
NET ASSETS...............     (1.42%)      (0.44%)      (1.01%)     (1.04%)         (0.52%)
PORTFOLIO TURNOVER
RATE.....................       108%         138%         130%         74%             38%*
-------------------------
EFFECT OF VOLUNTARY
EXPENSE REDUCTIONS DURING
THE PERIOD
  PER SHARE BENEFIT TO
  NET INVESTMENT
  INCOME/LOSS............   $  0.01     $   0.01     $   0.02     $    --         $    --
RATIOS BEFORE EXPENSE
REDUCTIONS:
  EXPENSES TO AVERAGE NET
  ASSETS.................      2.77%        2.78%        2.96%         --              --
  NET INVESTMENT
  INCOME/LOSS TO AVERAGE
  NET ASSETS.............     (1.52%)      (0.52%)      (1.15%)        --              --
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
EXCLUDING COUNTRY TAX
EXPENSE AND INTEREST
EXPENSE..................      2.65%        2.65%        2.65%         --              --
-------------------------

                                                  CLASS C SHARES
                                              YEAR ENDED DECEMBER 31,
                             2000#       1999#        1998#         1997         1996
-------------------------  -------------------------------------------------------------
Net Asset Value,
Beginning of Period......   $ 10.97     $   6.29     $  16.14     $  16.78     $  16.19
                            -------     --------     --------     --------     --------
Income From Investment
Operations
  Net Investment
  Income/Loss............     (0.17)       (0.04)       (0.12)       (0.21)       (0.13)
  Net Realized and
  Unrealized Gain/Loss...      1.59         4.72        (9.71)       (0.10)        0.72
                            -------     --------     --------     --------     --------
Total From Investment
Operations...............      1.42         4.68        (9.83)       (0.31)        0.59
                            -------     --------     --------     --------     --------
Distributions
  Net Realized Gain......        --           --           --           --           --
  In Excess of Net
  Realized Gain..........        --           --        (0.02)       (0.33)          --
                            -------     --------     --------     --------     --------
Total Distributions......        --           --        (0.02)       (0.33)          --
                            -------     --------     --------     --------     --------
Net Asset Value, End of
Period...................   $ 12.39     $  10.97     $   6.29     $  16.14     $  16.78
                            =======     ========     ========     ========     ========
Total Return (1).........     12.76%       74.13%      (60.88%)      (1.79%)       3.64%
                            =======     ========     ========     ========     ========
RATIOS AND SUPPLEMENTAL
DATA
NET ASSETS, END OF PERIOD
(000'S)..................   $38,923     $ 40,706     $ 28,823     $114,460     $168,070
RATIO OF EXPENSES TO
AVERAGE NET ASSETS.......      2.67%        2.70%        2.65%        2.59%        2.63%
RATIO OF NET INVESTMENT
INCOME/LOSS TO AVERAGE
NET ASSETS...............     (1.43%)      (0.48%)      (1.17%)      (1.06%)      (0.94%)
PORTFOLIO TURNOVER
RATE.....................       108%         138%         130%          74%          38%
-------------------------
EFFECT OF VOLUNTARY
EXPENSE REDUCTIONS DURING
THE PERIOD
  PER SHARE BENEFIT TO
  NET INVESTMENT
  INCOME/LOSS............   $  0.01     $   0.01     $   0.01     $     --     $     --
RATIOS BEFORE EXPENSE
REDUCTIONS:
  EXPENSES TO AVERAGE NET
  ASSETS.................      2.77%        2.78%        2.96%          --           --
  NET INVESTMENT
  INCOME/LOSS TO AVERAGE
  NET ASSETS.............     (1.53%)      (0.56%)      (1.31%)         --           --
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
EXCLUDING COUNTRY TAX
EXPENSE AND INTEREST
EXPENSE..................      2.65%        2.65%        2.65%          --           --
-------------------------



     * NON-ANNUALIZED
     + THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan                    Richard F. Powers, III*
Jerry D. Choate                      Phillip B. Rooney
Linda Hutton Heagy                   Fernando Sisto
R. Craig Kennedy                     Wayne W. Whalen*
Mitchell M. Merin*                   Suzanne H. Woolsey
Jack E. Nelson

OFFICERS


Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                                    FOR MORE
                                  INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN ASIAN GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Asian Growth Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Asian Growth Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSAG PRO 10/00
                                                                      #65143

                                   VAN KAMPEN
                             EMERGING MARKETS FUND


Van Kampen Emerging Markets Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................6
   Investment Objective, Policies and Risks ................................7

   Investment Advisory Services ...........................................13

   Purchase of Shares .....................................................15
   Redemption of Shares ...................................................22
   Distributions from the Fund ............................................24

   Shareholder Services ...................................................24

   Federal Income Taxation ................................................26
   Financial Highlights ...................................................28
   Appendix -- Description of Securities Ratings .........................A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities of emerging country issuers. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund's investment adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Fund's investment adviser combines top-down country criteria to allocate the Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and, to the extent available, currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.



RISKS OF INVESTING IN EMERGING COUNTRY ISSUERS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international or trade development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions, and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:


- Seek capital appreciation over the long term



- Do not seek current income from their investment



- Are willing to take on the substantially increased risks associated with investing in securities of emerging country issuers



- Can withstand substantial volatility in the value of their Fund shares



- Wish to add to their investment portfolio a fund that invests primarily in a non-diversified portfolio of equity securities of emerging country issuers



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN

1995   -7.11%
1996    6.32%
1997   -1.96%
1998  -26.33%
1999  101.44%


The Fund's return for the nine-month period ended September 30, 2000 was -22.00%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 50.70% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.34% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the MSCI Emerging Markets Free Index* and the IFC Global Total Return Composite Index**, two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                   PAST     PAST      SINCE
DECEMBER 31, 1999                              1 YEAR   5 YEARS  INCEPTION
--------------------------------------------------------------------------
Van Kampen Emerging Markets Fund
-- Class A Shares                               89.96%   6.26%     4.11%(1)
MSCI Emerging Markets Free Index                66.41%   2.00%     2.15%(1)
IFC Global Total Return
Composite Index                                 62.70%   0.75%     2.07%(1)
 .........................................................................
Van Kampen Emerging Markets Fund
-- Class B Shares                               95.15%     N/A     7.67%(2)
MSCI Emerging Markets Free Index                66.41%   2.00%     2.53%(2)
IFC Global Total Return
Composite Index                                 62.70%   0.75%     2.41%(2)
 .........................................................................
Van Kampen Emerging Markets Fund
-- Class C Shares                               99.15%  12.53%     4.49%(1)
MSCI Emerging Markets Free Index                66.41%   2.00%     2.15%(1)
IFC Global Total Return
Composite Index                                 62.70%   0.75%     2.07%(1)
 .........................................................................
N/A NOT APPLICABLE
INCEPTION DATES: (1) 7/6/94, (2) 8/1/95.
* THE MSCI EMERGING MARKETS FREE INDEX IS A MARKET
  CAPITALIZATION WEIGHTED INDEX OF OVER 850 STOCKS TRADED IN 22
WORLD MARKETS.
** THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX IS AN UNMANAGED
   INDEX OF COMMON STOCKS (ASSUMES DIVIDENDS ARE REINVESTED)
   FROM DEVELOPING COUNTRIES IN LATIN AMERICA, EAST AND SOUTH
   ASIA, EUROPE, THE MIDDLE EAST AND AFRICA. THIS INDEX WAS
   ORIGINALLY SELECTED BECAUSE IT OFFERED A LONGER PERFORMANCE
   HISTORY THAN COMPARABLE INDICES. OVER TIME, HOWEVER, THE
   MSCI EMERGING MARKETS FREE INDEX HAS BECOME WIDELY ACCEPTED.
   UNLIKE THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX, THE MSCI
   EMERGING MARKETS FREE INDEX EXCLUDES COMPANIES AND SHARE
   CLASSES THAT FOREIGN PURCHASERS CANNOT ACCESS DUE TO
   RESTRICTIONS. THE INVESTMENT ADVISER BELIEVES THAT THE MSCI
   EMERGING MARKETS FREE INDEX BETTER REPRESENTS THE
   PERFORMANCE OF EMERGING MARKETS SECURITIES AVAILABLE TO
   FOREIGN INVESTORS AND HAS ACCORDINGLY ADOPTED THIS INDEX AS
   A NEW BENCHMARK FOR THE FUND. FUTURE PROSPECTUSES OF THE
   FUND WILL NOT SHOW THE IFC GLOBAL TOTAL RETURN COMPOSITE
   INDEX.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                         CLASS A     CLASS B     CLASS C
                          SHARES      SHARES      SHARES
---------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)           5.75%(1)     None        None
 ........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                  None(2)    5.00%(3)    1.00%(4)
 ........................................................
Maximum sales charge
(load) imposed on
reinvested dividends       None        None        None
 ........................................................
Redemption fee             None        None        None
 ........................................................
Exchange fee               None        None        None
 ........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------
Management fees(5)        1.25%       1.25%       1.25%
 ........................................................
Distribution and/or
service (12b-1)
fees(6)                   0.25%       1.00%(7)    1.00%(7)
 ........................................................
Other expenses(5)         0.75%       0.75%       0.75%
 ........................................................
Total annual fund
operating expenses(5)     2.25%       3.00%       3.00%
 ........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:


                          YEAR 1-5.00%
                          YEAR 2-4.00%
                          YEAR 3-3.00%
                          YEAR 4-2.50%
                          YEAR 5-1.50%
                           AFTER-NONE

         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 2.20% FOR CLASS A SHARES, 2.95% FOR CLASS B SHARES AND 2.95% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSE-MENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.



EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $790  $1,238  $1,711  $3,011
 ................................................................
Class B Shares                       $803  $1,227  $1,727  $3,143*
 ................................................................
Class C Shares                       $403  $  927  $1,577  $3,318
 ................................................................


You would pay the following expenses if you did not redeem your shares:


                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $790  $1,238  $1,711  $3,011
 ................................................................
Class B Shares                       $303  $  927  $1,577  $3,143*
 ................................................................
Class C Shares                       $303  $  927  $1,577  $3,318
 ................................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities of emerging country issuers. These include securities of companies (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging country, (ii) that are organized under the laws of and have a principal office(s) in an emerging country or (iii) that derive 50% or more of their total revenues from either goods produced, sales made or services performed in an emerging country. The Fund's investment adviser will base determinations as to a company's eligibility on publicly available information and inquiries made to the company. Investments in securities of companies in emerging countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.



The Fund's investment adviser considers emerging countries to be those that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Allocation of the Fund's investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund's investments.



Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.


The Fund's investment adviser employs an investment strategy which combines "top-down" country allocation with "bottom-up" stock selection. In selecting securities for investment, the Fund focuses on those companies that offer attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation. The Fund's investment adviser works with a team of investment professionals who individually represent expertise in emerging countries in which the Fund invests, and who together analyze the overall global economic environment and its impact on such markets. Within a market, the Fund's investment adviser allocates the Fund's assets based on a variety of factors, including relative economic, political and social fundamentals, stock valuations, investor sentiment and the research and analysis of its team specialists. The Fund's investment adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stock and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



The Fund may invest up to 35% of its total assets in (i) debt securities denominated in the currency of or issued or guaranteed by a company or the government of an emerging country, (ii) equity or debt securities of corporate or government issuers located in industrialized countries or (iii) money-market instruments. The Fund invests in debt securities when the Fund's investment adviser believes such investments offer opportunities for capital appreciation. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly referred to as "junk bonds") which involve, among other things, greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a description of securities ratings, see the appendix to this prospectus. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. For a further description of the risks of lower-grade securities, see the Fund's Statement of Additional Information.



The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign entities. Investments in other investment companies may involve duplication of management fees and certain other expenses.



The Fund may invest in issuers of any capitalization range. The securities of small- to medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.



ADDITIONAL RISKS OF INVESTING IN EMERGING COUNTRIES ISSUERS. The risks of foreign investment are heightened when the issuer is from an emerging country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.



The Fund's purchase and sale of portfolio securities in emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.



Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the risks of investing in foreign securities generally.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS   % PER ANNUM
---------------------------------------
First $500 million                1.25%
 ......................................
Next $500 million                 1.20%
 ......................................
Over $1 billion                   1.15%
 ......................................



Applying this fee schedule, the effective advisory fee rate was 1.25% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The

Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the cost of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser, and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Robert L. Meyer and Andy Skov are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.



Mr. Meyer, a Managing Director and co-head of the Emerging Markets Equity Group, joined the Subadviser in 1989. Mr. Meyer was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he holds the Chartered Financial Analyst designation. Mr. Meyer has been co-manager of the Fund since September of 1997 and has been affiliated with the Fund since its inception.



Mr. Skov, a Managing Director and co-head of the Emerging Markets Equity Group, joined the Subadviser in 1994 as a portfolio manager. Prior to joining the Subadviser, he worked in the Latin America group at Bankers Trust in corporate finance, research and sales; two of those years he spent in Argentina. Mr. Skov graduated from the University of California at Berkeley with a B.A. (PHI BETA KAPPA) in Political Science and Economic Development. Mr. Skov has been co-manager of the Fund since October 1998.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ"), and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF     AS % OF
SIZE OF                              OFFERING   NET AMOUNT
INVESTMENT                            PRICE      INVESTED
-----------------------------------------------------------
Less than $50,000                      5.75%        6.10%
 ..........................................................
$50,000 but less than $100,000         4.75%        4.99%
 ..........................................................
$100,000 but less than $250,000        3.75%        3.90%
 ..........................................................
$250,000 but less than $500,000        2.75%        2.83%
 ..........................................................
$500,000 but less than $1,000,000      2.00%        2.04%
 ..........................................................
$1,000,000 or more                      *          *
 ..........................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares for the ongoing provision of services to Class A of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                                    CONTINGENT
                                                     DEFERRED
                                                   SALES CHARGE
                                                AS A PERCENTAGE OF
                                                   DOLLAR AMOUNT
YEAR SINCE PURCHASE                              SUBJECT TO CHARGE
--------------------------------------------------------------------
First                                                    5.00%
 ...................................................................
Second                                                   4.00%
 ...................................................................
Third                                                    3.00%
 ...................................................................
Fourth                                                   2.50%
 ...................................................................
Fifth                                                    1.50%
 ...................................................................
Sixth and After                                           None
 ...................................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in

     (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
     1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request a copy of the Telephone Redemption Authorization form to be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, 1997 and 1996 and the fiscal period from August 1, 1995 (commencement of offering for Class B Shares) to June 30, 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                            CLASS A SHARES
                                                                          YEAR ENDED JUNE 30,
                                                               2000#   1999#    1998#     1997     1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  9.87  $ 7.98  $  13.47  $ 12.06  $ 10.61
                                                              -------  ------  --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  NET INVESTMENT INCOME/LOSS................................   (0.18)    0.03        --     0.01     0.05
  NET REALIZED AND UNREALIZED GAIN/LOSS.....................     3.68    1.85    (4.49)     1.57     1.44
                                                              -------  ------  --------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS............................     3.50    1.88    (4.49)     1.58     1.49
                                                              -------  ------  --------  -------  -------
NET INVESTMENT INCOME.......................................       --      --        --       --   (0.04)
IN EXCESS OF NET INVESTMENT INCOME..........................       --      --        --   (0.04)       --
NET REALIZED GAIN...........................................       --      --    (0.73)   (0.13)       --
IN EXCESS OF NET REALIZED GAIN..............................       --  (0.004)   (0.27)       --       --
RETURN OF CAPITAL...........................................       --  (0.000)++       --      --      --
                                                              -------  ------  --------  -------  -------
TOTAL DISTRIBUTIONS.........................................       --  (0.004)   (1.00)   (0.17)   (0.04)
                                                              -------  ------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD..............................  $ 13.37  $9.865  $   7.98  $ 13.47  $ 12.06
                                                              =======  ======  ========  =======  =======
TOTAL RETURN(1).............................................   35.36%  23.92%  (34.31)%   13.54%   14.16%
                                                              =======  ======  ========  =======  =======
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S)...........................  $106,161 $63,273 $ 74,959  $119,022 $114,850
RATIO OF EXPENSES TO AVERAGE NET ASSETS.....................    2.20%   2.34%     2.27%    2.21%    2.16%
RATIO OF NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS...  (1.43)%   0.44%     0.04%  (0.06)%    0.93%
PORTFOLIO TURNOVER RATE.....................................     102%    132%       99%      82%      42%
---------------------------------------------------------------------------------------------------------
EFFECT OF VOLUNTARY EXPENSE LIMITATION DURING THE PERIOD
PER SHARE BENEFIT TO NET INVESTMENT INCOME/LOSS.............  $  0.01  $ 0.02  $   0.03  $  0.03  $  0.02
RATIOS BEFORE EXPENSE LIMITATION:
EXPENSES TO AVERAGE NET ASSETS..............................    2.25%   2.56%     2.60%    2.41%    2.56%
NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS............  (1.48)%   0.22%   (0.24)%  (0.27)%    0.53%
RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDING COUNTRY
  TAX EXPENSE AND INTEREST EXPENSE..........................    2.15%   2.15%     2.15%    2.15%    2.15%

                                                                                   CLASS B SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                                                      AUGUST 1, 1995+
                                                               2000#    1999#     1998#      1997     TO JUNE 30, 1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  9.55  $   7.78  $  13.24  $  11.94  $            10.91
                                                              -------  --------  --------  --------  ------------------
INCOME FROM INVESTMENT OPERATIONS
  NET INVESTMENT INCOME/LOSS................................   (0.26)    (0.02)    (0.07)    (0.03)                0.01
  NET REALIZED AND UNREALIZED GAIN/LOSS.....................     3.54      1.79    (4.39)      1.50                1.02
                                                              -------  --------  --------  --------  ------------------
TOTAL FROM INVESTMENT OPERATIONS............................     3.28      1.77    (4.46)      1.47                1.03
                                                              -------  --------  --------  --------  ------------------
NET INVESTMENT INCOME.......................................       --        --        --        --                  --
IN EXCESS OF NET INVESTMENT INCOME..........................       --        --        --    (0.04)                  --
NET REALIZED GAIN...........................................       --        --    (0.73)    (0.13)                  --
IN EXCESS OF NET REALIZED GAIN..............................       --   (0.004)    (0.27)        --                  --
RETURN OF CAPITAL...........................................       --   (0.000)++       --       --                  --
                                                              -------  --------  --------  --------  ------------------
TOTAL DISTRIBUTIONS.........................................       --   (0.004)    (1.00)    (0.17)                  --
                                                              -------  --------  --------  --------  ------------------
NET ASSET VALUE, END OF PERIOD..............................  $ 12.83  $  9.553  $   7.78  $  13.24  $            11.94
                                                              =======  ========  ========  ========  ==================
TOTAL RETURN(1).............................................   34.35%    22.99%  (34.76)%    12.67%               9.45%*
                                                              =======  ========  ========  ========  ==================
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S)...........................  $62,787  $ 38,313  $ 36,423  $ 35,966  $           10,416
RATIO OF EXPENSES TO AVERAGE NET ASSETS.....................    2.95%     3.09%     3.02%     2.96%               2.91%
RATIO OF NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS...  (2.21)%   (0.29)%   (0.67)%   (0.64)%               0.30%
PORTFOLIO TURNOVER RATE.....................................     102%      132%       99%       82%                 42%*
------------------------------------------------------------
EFFECT OF VOLUNTARY EXPENSE LIMITATION DURING THE PERIOD
PER SHARE BENEFIT TO NET INVESTMENT INCOME/LOSS.............  $  0.01  $   0.02  $   0.03  $   0.01  $             0.02
RATIOS BEFORE EXPENSE LIMITATION:
EXPENSES TO AVERAGE NET ASSETS..............................    3.00%     3.31%     3.35%     3.17%               3.31%
NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS............  (2.26)%   (0.51)%   (0.97)%   (0.87)%             (0.10)%
RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDING COUNTRY
  TAX EXPENSE AND INTEREST EXPENSE..........................    2.90%     2.90%     2.90%     2.90%               2.90%


                                                                              CLASS C SHARES
                                                                           YEAR ENDED JUNE 30,
                                                               2000#     1999#     1998#      1997     1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $   9.57  $  7.791  $  13.26  $  11.93  $10.53
                                                              --------  --------  --------  --------  ------
INCOME FROM INVESTMENT OPERATIONS
  NET INVESTMENT INCOME/LOSS................................    (0.27)   (0.023)    (0.08)    (0.08)  (0.01)
  NET REALIZED AND UNREALIZED GAIN/LOSS.....................      3.57     1.805    (4.39)      1.55    1.41
                                                              --------  --------  --------  --------  ------
TOTAL FROM INVESTMENT OPERATIONS............................      3.30     1.782    (4.47)      1.47    1.40
                                                              --------  --------  --------  --------  ------
NET INVESTMENT INCOME.......................................        --        --        --        --      --
IN EXCESS OF NET INVESTMENT INCOME..........................        --        --        --    (0.01)      --
NET REALIZED GAIN...........................................        --        --    (0.73)    (0.13)      --
IN EXCESS OF NET REALIZED GAIN..............................        --   (0.004)    (0.27)        --      --
RETURN OF CAPITAL...........................................        --   (0.000)++       --       --      --
                                                              --------  --------  --------  --------  ------
TOTAL DISTRIBUTIONS.........................................        --   (0.004)    (1.00)    (0.14)      --
                                                              --------  --------  --------  --------  ------
NET ASSET VALUE, END OF PERIOD..............................  $  12.87  $  9.569  $   7.79  $  13.26  $11.93
                                                              ========  ========  ========  ========  ======
TOTAL RETURN(1).............................................    34.38%*   23.09%  (34.73)%    12.66%  13.30%
                                                              ========  ========  ========  ========  ======
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S)...........................  $ 33,334  $ 21,882  $ 28,680  $ 57,958  $43,601
RATIO OF EXPENSES TO AVERAGE NET ASSETS.....................     2.95%     3.09%     3.01%     2.96%   2.91%
RATIO OF NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS...   (2.24)%   (0.32)%   (0.76)%   (0.79)%  (0.11)%
PORTFOLIO TURNOVER RATE.....................................      102%      132%       99%       82%     42%
------------------------------------------------------------
EFFECT OF VOLUNTARY EXPENSE LIMITATION DURING THE PERIOD
PER SHARE BENEFIT TO NET INVESTMENT INCOME/LOSS.............  $   0.01  $   0.02  $   0.03  $   0.02  $ 0.03
RATIOS BEFORE EXPENSE LIMITATION:
EXPENSES TO AVERAGE NET ASSETS..............................     3.00%     3.31%     3.34%     3.17%   3.34%
NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS............   (2.29)%   (0.54)%   (1.03)%   (1.00)%  (0.54)%
RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDING COUNTRY
  TAX EXPENSE AND INTEREST EXPENSE..........................     2.90%     2.90%     2.90%     2.90%   2.90%



     * NON-ANNUALIZED
     + THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
    ++ AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2.  Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                1. LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE
AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meets its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE
BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated, debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. the "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                               1. LONG-TERM DEBT
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT
Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK
Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan               Richard F. Powers, III*
Jerry D. Choate                 Phillip B. Rooney

Linda Hutton Heagy              Fernando Sisto
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey
Jack E. Nelson

OFFICERS


Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann,III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN EMERGING MARKETS FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Emerging Markets Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Emerging Markets Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSEM PRO 10/00
                                                                      #65134

                                   VAN KAMPEN
                               EQUITY GROWTH FUND


Van Kampen Equity Growth Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3

   Fees and Expenses of the Fund ...........................................5


   Investment Objective, Policies and Risks ................................6

   Investment Advisory Services ...........................................10
   Purchase of Shares .....................................................12

   Redemption of Shares ...................................................18

   Distributions from the Fund ............................................20
   Shareholder Services ...................................................21

   Federal Income Taxation ................................................22

   Financial Highlights ...................................................24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. The Fund invests primarily in a portfolio of growth-oriented companies that exhibit strong or accelerating earnings growth. The Fund invests primarily in medium- and large-sized companies with market capitalizations of $1 billion or more at the time of investment, but also may invest in smaller companies.



The Fund emphasizes individual security selection and may focus its investments in a smaller number of companies within the limits permissible for a diversified fund. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for growth of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.



FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their Fund shares


- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of equity securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual return of the Fund's Class A Shares over the one calendar year prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1999           38.34%


The Fund's return for the nine-month period ended September 30, 2000 was 3.50%. As a result of recent market activity, current performance may vary from the figures shown.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.41% (for the quarter ended 12/31/99) and the lowest quarterly return for Class A Shares was -0.96% (for the quarter ended 9/30/99).



                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999

(the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                   PAST           SINCE
DECEMBER 31, 1999              1 YEAR        INCEPTION
------------------------------------------------------
Van Kampen Equity
Growth Fund
-- Class A Shares              30.44%         24.68%(1)
Standard & Poor's 500
Index                          21.04%         21.73%(2)
 .....................................................
Van Kampen Equity
Growth Fund
-- Class B Shares              32.50%         26.37%(1)
Standard & Poor's 500
Index                          21.04%         21.73%(2)
 .....................................................
Van Kampen Equity
Growth Fund
-- Class C Shares              36.32%         28.43%(1)
Standard & Poor's 500
Index                          21.04%         21.73%(2)
 .....................................................



INCEPTION DATE: (1) 5/28/98, (2) 5/28/98
*      THE STANDARD & POOR'S 500 INDEX IS A BROAD-BASED INDEX OF 500 WIDELY
       HELD COMMON STOCKS OF COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND
       INDUSTRY GROUP REPRESENTATION.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
-----------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)     None        None
 ..........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                     None(2)    5.00%(3)    1.00%(4)
 ..........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ..........................................................
Redemption fee                None        None        None
 ..........................................................
Exchange fee                  None        None        None
 ..........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------
Management fees(5)            0.80%       0.80%       0.80%
 ...........................................................
Distribution and/or
service
(12b-1) fees(6)               0.25%       1.00%(7)    1.00%(7)
 ...........................................................
Other expenses(5)             0.64%       0.64%       0.64%
 ...........................................................
Total annual fund
operating expenses(5)         1.69%       2.44%       2.44%
 ...........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                           YEAR 1-5.00%
                           YEAR 2-4.00%
                           YEAR 3-3.00%
                           YEAR 4-2.50%
                           YEAR 5-1.50%
                           AFTER-NONE


        SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF
        SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.50% FOR CLASS A SHARES, 2.25% FOR CLASS B SHARES AND 2.25% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            ONE      THREE      FIVE      TEN
                            YEAR     YEARS     YEARS     YEARS
---------------------------------------------------------------
Class A Shares              $737     $1,077    $1,440    $2,458
 ..............................................................
Class B Shares              $747     $1,061    $1,451    $2,591*
 ..............................................................
Class C Shares              $347     $  761    $1,301    $2,776
 ..............................................................



You would pay the following expenses if you did not redeem your shares:


                            ONE      THREE      FIVE      TEN
                            YEAR     YEARS     YEARS     YEARS
---------------------------------------------------------------
Class A Shares              $737     $1,077    $1,440    $2,458
 ..............................................................
Class B Shares              $247     $  761    $1,301    $2,591*
 ..............................................................
Class C Shares              $247     $  761    $1,301    $2,776
 ..............................................................


     *  BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. The Fund invests primarily in a portfolio of growth-oriented medium-and large-sized companies with market capitalizations of $1 billion or more at the time of investment, but also may invest in smaller companies. The Fund's investment adviser emphasizes a "bottom-up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for strong or accelerating earnings growth and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.


The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's investment adviser believes are positioned to deliver surprisingly strong earnings growth versus consensus expectations. The Fund's investment adviser continually and rigorously studies company developments including business strategy, management focus and financial results, and closely monitors analysts' consensus expectations seeking to identify such companies. The Fund's investment adviser expects that many of the companies in which the Fund invests will, at the time of investment, be experiencing high rates of earnings growth. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile. Valuation is of secondary importance in the Fund's investment program and is viewed in context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund focuses its investments in a smaller number of companies within the limits permissible for a diversified fund. While the Fund invests its assets in a number of issuers, the Fund may invest between 5% and 10% of its assets in selected issuers. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



Although the Fund generally invests in medium- and large-sized companies, it also may invest in smaller companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of large-sized companies or the market averages in general. To the extent the Fund invests in medium-and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.



                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested, for non-hedging purposes, in Strategic Transactions other than futures and options on futures.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley

Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


                    AVERAGE DAILY NET ASSETS          % PER ANNUM
                    -----------------------------------------------
                    FIRST $500 MILLION                        0.80%
                     ..............................................
                    NEXT $500 MILLION                         0.75%
                     ..............................................
                    OVER $1 BILLION                           0.70%
                     ..............................................



Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser together with its affiliated institutional asset management companies managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund's portfolio managers are Philip W. Friedman and William S. Auslander.



Mr. Friedman, a Managing Director and leader of the Institutional Equity Group, joined the Subadviser in 1997. Prior to joining the Subadviser, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley Dean Witter & Co. From 1990 to 1995, he was a member of Morgan Stanley Dean Witter & Co.'s Equity Research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa; Summa Cum Laude) in Economics. He also holds an M.B.A. from J.L. Kellogg School of Management at Northwestern University. Mr. Friedman has been a co-manager of the Fund since May 1998.



Mr. Auslander, a Principal and a Portfolio Manager in the Institutional Equity Group, joined the Subadviser in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining the Subadviser, Mr. Auslander was an equity analyst at Icahn & Co. for nine years. He graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University in 1993. Mr. Auslander has been a co-manager of the Fund since May 1998.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                           AS % OF    AS % OF
SIZE OF                    OFFERING  NET AMOUNT
INVESTMENT                  PRICE     INVESTED
-----------------------------------------------
Less than $50,000           5.75%      6.10%
 ..............................................
$50,000 but less than
$100,000                    4.75%      4.99%
 ..............................................
$100,000 but less than
$250,000                    3.75%      3.90%
 ..............................................
$250,000 but less than
$500,000                    2.75%      2.83%
 ..............................................
$500,000 but less than
$1,000,000                  2.00%      2.04%
 ..............................................
$1,000,000 or more           *          *
 ..............................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                        CONTINGENT
                                         DEFERRED
                                       SALES CHARGE
                                    AS A PERCENTAGE OF
                                      DOLLAR AMOUNT
YEAR SINCE PURCHASE                 SUBJECT TO CHARGE
-------------------------------------------------------
First                                     5.00%
 ......................................................
Second                                    4.00%
 ......................................................
Third                                     3.00%
 ......................................................
Fourth                                    2.50%
 ......................................................
Fifth                                     1.50%
 ......................................................
Sixth and After                            None
 ......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in

Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of

Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by telephone through Fund Info-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal year ended June 30, 1999 and for the fiscal period May 29, 1998 (commencement of operations) to June 30, 1998 have been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                 CLASS A SHARES                           CLASS B SHARES
                                     YEAR ENDED JUNE 30,    MAY 29, 1998*     YEAR ENDED JUNE 30,    MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS    2000#      1999#     TO JUNE 30, 1998    2000#      1999#     TO JUNE 30, 1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period.............................  $ 12.54    $ 10.29        $ 10.00        $ 12.45    $ 10.28        $ 10.00
                                     -------    -------        -------        -------    -------        -------
Income From Investment Operations
  Net Investment Loss..............    (0.11)     (0.06)            --          (0.21)     (0.14)            --
  Net Realized and Unrealized
  Gain/Loss........................     3.47       2.31           0.29           3.43       2.31           0.28
                                     -------    -------        -------        -------    -------        -------
Total From Investment Operations...     3.36       2.25           0.29           3.22       2.17           0.28
                                     -------    -------        -------        -------    -------        -------

Distributions
  Net Realized Gain................    (0.48)     (0.00)+           --          (0.48)     (0.00)+           --
                                     -------    -------        -------        -------    -------        -------
Net Asset Value, End of Period.....  $ 15.42    $ 12.54        $ 10.29        $ 15.19    $ 12.45        $ 10.28
                                     =======    =======        =======        =======    =======        =======
Total Return (1)...................    27.26%     21.90%          2.90%**       26.32%     21.14%          2.80%**
                                     =======    =======        =======        =======    =======        =======
Ratios and Supplemental Data
Net Assets, End of Period
(000's)............................  $41,625    $17,185        $ 2,057        $49,214    $23,978        $ 1,543
Ratio of Expenses to Average Net
Assets.............................     1.50%      1.50%          1.50%          2.25%      2.25%          2.25%
Ratio of Net Investment Income/Loss
to Average Net Assets..............    (0.77%)    (0.57%)         0.51%         (1.52%)    (1.34%)        (0.25%)
Portfolio Turnover Rate............       73%       126%            19%**          73%       126%            19%**
Effect of Voluntary Expense
Limitation During the Period Per
Share Benefit to Net Investment
Loss...............................  $  0.03    $  0.05        $  0.02        $  0.03    $  0.05        $  0.02
  Ratios Before Expense Reduction:
  Expenses to Average Net Assets...     1.69%      1.98%          4.06%          2.44%      2.72%          4.81%
  Net Investment Loss to Average
  Net Assets.......................    (0.96%)    (1.05%)        (2.05%)        (1.71%)    (1.81%)        (2.81%)
--------------------------------------------------------------------------------------------------------------------

                                                 CLASS C SHARES
                                     YEAR ENDED JUNE 30,    MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS    2000#      1999#     TO JUNE 30, 1998
-----------------------------------  --------------------------------------
Net Asset Value, Beginning of
Period.............................  $ 12.44    $ 10.28        $ 10.00
                                     -------    -------        -------
Income From Investment Operations
  Net Investment Loss..............    (0.21)     (0.14)            --
  Net Realized and Unrealized
  Gain/Loss........................     3.43       2.30           0.28
                                     -------    -------        -------
Total From Investment Operations...     3.22       2.16           0.28
                                     -------    -------        -------
Distributions
  Net Realized Gain................    (0.48)     (0.00)+           --
                                     -------    -------        -------
Net Asset Value, End of Period.....  $ 15.18    $ 12.44        $ 10.28
                                     =======    =======        =======
Total Return (1)...................    26.34%     21.04%          2.80%**
                                     =======    =======        =======
Ratios and Supplemental Data
Net Assets, End of Period
(000's)............................  $17,197    $ 7,435        $ 1,543
Ratio of Expenses to Average Net
Assets.............................     2.25%      2.25%          2.25%
Ratio of Net Investment Income/Loss
to Average Net Assets..............    (1.52%)    (1.32%)        (0.25%)
Portfolio Turnover Rate............       73%       126%            19%**
Effect of Voluntary Expense
Limitation During the Period Per
Share Benefit to Net Investment
Loss...............................  $  0.03    $  0.05        $  0.02
  Ratios Before Expense Reduction:
  Expenses to Average Net Assets...     2.44%      2.75%          4.81%
  Net Investment Loss to Average
  Net Assets.......................    (1.71%)    (1.81%)        (2.81%)
--------------------------------------------------------------------------------------------



     *  COMMENCEMENT OF OPERATIONS
    **  NON-ANNUALIZED
     +  AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     #  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS


                               BOARD OF DIRECTORS



J. Miles Branagan             Richard F. Powers, III*
Jerry D. Choate               Phillip B. Rooney
Linda Hutton Heagy            Fernando Sisto
R. Craig Kennedy              Wayne W. Whalen*
Mitchell M. Merin*            Suzanne H. Woolsey
Jack E. Nelson



                                    OFFICERS



Richard F. Powers, III*
PRESIDENT



Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER



A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY



John H. Zimmermann, III*
VICE PRESIDENT



Michael H. Santo*
VICE PRESIDENT



Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT



Joseph P. Stadler*
VICE PRESIDENT



John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424



WEB SITE
www.vankampen.com



VAN KAMPEN EQUITY GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555



INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555



INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020



DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555



TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Equity Growth Fund



CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Equity Growth Fund



LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606



INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                 EQG PRO 10/00

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND


Van Kampen European Equity Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3

   Fees and Expenses of the Fund ...........................................5


   Investment Objective, Policies and Risks ................................6


   Investment Advisory Services ...........................................11


   Purchase of Shares .....................................................13


   Redemption of Shares ...................................................20


   Distributions from the Fund ............................................22


   Shareholder Services ...................................................22


   Federal Income Taxation ................................................24

   Financial Highlights ...................................................26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund's investment adviser uses a bottom-up, value-driven approach to investing that seeks to identify securities that it believes are undervalued relative to their market values and other financial measurements with an emphasis on cash flow and the intrinsic value of company assets. Portfolio securities are typically sold when they reach the investment adviser's fair value target or reappraised fair value. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than stock prices of larger companies.



FOREIGN RISKS AND EUROPEAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund may invest) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors adversely affecting issuers located in that region than a more geographically diverse portfolio of investments.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region


- Can withstand substantial volatility in the value of their Fund shares


- Wish to add to their investment portfolio a fund that invests primarily in equity securities of European issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the one calendar year prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1999           10.10%


The Fund's return for the nine-month period ended September 30, 2000 was -2.94%. As a result of market activity, current performance may vary from the figures shown.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 8.69% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -3.72% (for the quarter ended March 31, 1999).



                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Europe Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate index for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



AVERAGE ANNUAL
TOTAL RETURNS
FOR THE PERIODS ENDED                               PAST            SINCE
DECEMBER 31, 1999                                  1 YEAR         INCEPTION
------------------------------------------------------------------------------
Van Kampen European Equity Index Fund
-- Class A Shares                                        3.73%           9.23%(1)
MSCI Europe Index                                       15.89%          29.09%(2)
 .............................................................................
Van Kampen European Equity Index Fund
-- Class B Shares                                        4.27%          10.63%(1)
MSCI Europe Index                                       15.89%          29.09%(2)
 .............................................................................
Van Kampen European Equity Index Fund
-- Class C Shares                                        8.19%          13.46%(1)
MSCI Europe Index                                       15.89%          29.09%(2)
 .............................................................................
INCEPTION DATES: (1) 9/25/98, (2) 9/30/98.
* MSCI EUROPE INDEX MEASURES THE PERFORMANCE OF SECURITIES WITH REINVESTED
  DIVIDENDS ON THE EXCHANGES OF EUROPEAN COUNTRIES.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
-----------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)     None        None
 ......................................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                     None(2)    5.00%(3)    1.00%(4)
 ......................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ......................................................................
Redemption fee                None        None        None
 ......................................................................
Exchange fee                  None        None        None
 ......................................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


-----------------------------------------------------------
Management fees(5)           1.00%       1.00%       1.00%
 ..........................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ..........................................................
Other expenses(5)            2.55%       2.55%       2.55%
 ..........................................................
Total annual fund
operating expenses(5)        3.80%       4.55%       4.55%
 ..........................................................



(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                          YEAR 1-5.00%
                          YEAR 2-4.00%
                          YEAR 3-3.00%
                          YEAR 4-2.50%
                          YEAR 5-1.50%
                           AFTER-NONE

    SEE "PURCHASE OF SHARES -- CLASS B SHARES."
(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.70% FOR CLASS A SHARES, 2.45% FOR CLASS B SHARES AND 2.45% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED
    JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.
(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares          $  935     $1,669     $2,420     $4,379
 ...............................................................
Class B Shares          $  956     $1,674     $2,451     $4,503*
 ...............................................................
Class C Shares          $  556     $1,374     $2,301     $4,654
 ...............................................................



You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares          $  935     $1,669     $2,420     $4,379
 ...............................................................
Class B Shares          $  456     $1,374     $2,301     $4,503*
 ...............................................................
Class C Shares          $  456     $1,374     $2,301     $4,654
 ...............................................................


* BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. European issuers include issuers from Germany, France, Switzerland, Belgium, Italy, Finland, Sweden, Denmark, Norway and the United Kingdom and issuers located in the developing or emerging market countries of Europe. The Fund's investments in equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers.



Under normal market conditions, the Fund's investment adviser selects securities from a universe of all listed European companies. The Fund's investment process is value-driven and based on individual stock selection. In assessing investment opportunities, the Fund's investment adviser considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Fund's investment adviser conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. The Fund's investment adviser makes company visits, reviews the quality of management and considers meetings with senior company management as a factor in the investment process.



While the Fund is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among European countries. To the extent the Fund focuses more of its assets in a single country, it will be more susceptible to factors adversely affecting issuers in that country. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may be made in the securities of companies in developing or emerging market countries as well. Securities in developing or emerging market countries may not be as liquid as those in developed markets and pose greater risks. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. Unlisted securities may not be as liquid as listed securities and pose greater risks to the Fund. The Fund will not, in normal circumstances, invest in the equity securities of U.S. issuers. Because of the Fund's policy of concentrating its investments in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in that region.



The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stock and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



The Fund may invest in small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries and the financial condition of issuers in emerging market countries may be more precarious than in other countries.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.



ADDITIONAL INFORMATION REGARDING INVESTING IN EUROPEAN ISSUERS. Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.



Governments across Europe have initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has led to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.



                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS  % PER ANNUM
-------------------------------------
First $500 million             1.00%
 ....................................
Next $500 million              0.95%
 ....................................
Over $1 billion                0.90%
 ....................................



Applying this fee schedule, the effective advisory fee was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Fund and the Adviser, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group"), managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Margaret Naylor, Nathalie Degans and Willem Vinke are responsible for the day-to-day management of the Fund's investment portfolio.



Ms. Naylor, a Managing Director, joined the MSDW Investment Management Group in 1987. She has overall responsibility for investment strategy and stock selection for the Fund. Prior to joining the MSDW Investment Management Group, she spent three years at the Trade Policy Research Centre, an independent research unit. Ms. Naylor is a graduate of the University of York, United Kingdom. Ms. Naylor has been managing the Fund since April 1999.



Ms. Degans, a Principal, joined the MSDW Investment Management Group in 1996. From 1993 to 1995 she worked in Morgan Stanley & Co.'s Corporate Treasury Division, and prior to that, she was with Banque Indosuez New York from 1986 to 1992. Ms. Degens is a graduate of ISG, France and INSEAD, France. Ms. Degens has been managing the Fund since July 2000.

Mr. Vinke, a Principal, joined the MSDW Investment Management Group in 1995. Prior to 1995, he worked for Morgan Stanley & Co.'s Investment Banking and Fixed Income Divisions. Mr. Vinke is a graduate of the University of Manchester and the London School of Economics. Mr. Vinke has been managing the Fund since July 2000.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or, if no closing price is available, at the last reported sale price and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including European securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                               AS % OF        AS % OF
SIZE OF                        OFFERING      NET AMOUNT
INVESTMENT                      PRICE         INVESTED
-------------------------------------------------------
Less than $50,000               5.75%           6.10%
 ......................................................
$50,000 but less than
$100,000                        4.75%           4.99%
 ......................................................
$100,000 but less than
$250,000                        3.75%           3.90%
 ......................................................
$250,000 but less than
$500,000                        2.75%           2.83%
 ......................................................
$500,000 but less than
$1,000,000                      2.00%           2.04%
 ......................................................
$1,000,000 or more               *              *
 ......................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT
                          DEFERRED
                        SALES CHARGE
                     AS A PERCENTAGE OF
                       DOLLAR AMOUNT
YEAR SINCE PURCHASE  SUBJECT TO CHARGE
---------------------------------------
First                       5.00%
 ......................................
Second                      4.00%
 ......................................
Third                       3.00%
 ......................................
Fourth                      2.50%
 ......................................
Fifth                       1.50%
 ......................................
Sixth and After              None
 ......................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating

Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in

     (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal period September 25, 1998 (commencement of operations) to June 30, 1999 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                     CLASS A SHARES                         CLASS B SHARES
                                            YEAR ENDED     SEPTEMBER 25, 1998*     YEAR ENDED      SEPTEMBER 25, 1998*
   SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 2000#    TO JUNE 30, 1999#    JUNE 30, 2000#     TO JUNE 30, 1999#
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....      $10.65            $  10.00             $10.62             $  10.00
                                              ======            --------             ======             --------
Income From Investment Operations
  Net Investment Income.................        0.11                0.13               0.04                 0.08
  Net Realized and Unrealized Gain......        1.27                0.54               1.26                 0.55
                                              ------            --------             ------             --------
Total From Investment Operations........        1.38                0.67               1.30                 0.63
                                              ------            --------             ------             --------
Distributions
  Net Investment Income.................       (0.14)              (0.02)             (0.06)               (0.01)
----------------------------------------      ------            --------             ------             --------
  Net Realized Gain.....................       (0.10)                 --              (0.10)                  --
                                              ------            --------             ------             --------
Total Distributions.....................       (0.24)              (0.02)             (0.16)               (0.01)
                                              ------            --------             ------             --------
Net Asset Value, End of Period..........      $11.79            $  10.65             $11.76             $  10.62
                                              ======            ========             ======             ========
Total Return (1)........................       13.15%               6.75%**           12.43%                6.26%**
                                              ======            ========             ======             ========
Ratios and Supplemental Data
Net Assets, End of Period (000's).......      $6,649            $  2,020             $7,177             $  3,082
Ratio of Expenses to Average Net
Assets..................................        1.70%               1.70%              2.45%                2.45%
Ratio of Net Investment Income to
Average Net Assets......................        0.99%               1.64%              0.45%                0.96%
Portfolio Turnover Rate.................          49%                 51%**              49%                  51%**
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
 During the Period Per Share Benefit to
Net Investment Income...................      $ 0.23            $   0.36             $ 0.23             $   0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets........        3.80%               6.20%              4.55%                6.61%
  Net Investment Income/Loss to Average
    Net Assets..........................       (1.11%)             (2.87%)            (1.65%)              (3.20%)

                                                      CLASS C SHARES
                                             YEAR ENDED      SEPTEMBER 25, 1998*
   SELECTED PER SHARE DATA AND RATIOS      JUNE 30, 2000#     TO JUNE 30, 1999#
----------------------------------------  --------------------------------------
Net Asset Value, Beginning of Period....       $10.59             $  10.00
                                               ======             --------
Income From Investment Operations
  Net Investment Income.................         0.01                 0.07
  Net Realized and Unrealized Gain......         1.28                 0.53
                                               ------             --------
Total From Investment Operations........         1.29                 0.60
                                               ------             --------
Distributions
  Net Investment Income.................        (0.06)               (0.01)
----------------------------------------       ------             --------
  Net Realized Gain.....................        (0.10)                  --
                                               ------             --------
Total Distributions.....................        (0.16)               (0.01)
                                               ------             --------
Net Asset Value, End of Period..........       $11.72             $  10.59
                                               ======             ========
Total Return (1)........................        12.37%                5.96%**
                                               ======             ========
Ratios and Supplemental Data
Net Assets, End of Period (000's).......       $2,026             $  1,457
Ratio of Expenses to Average Net
Assets..................................         2.45%                2.45%
Ratio of Net Investment Income to
Average Net Assets......................         0.01%                0.81%
Portfolio Turnover Rate.................           49%                  51%**
----------------------------------------  --------------------------------------
Effect of Voluntary Expense Reductions
 During the Period Per Share Benefit to
Net Investment Income...................       $ 0.24             $   0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets........         4.55%                7.33%
  Net Investment Income/Loss to Average
    Net Assets..........................        (2.09%)              (4.13%)



     * COMMENCEMENT OF OPERATIONS
    ** NON-ANNUALIZED
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan               Richard F. Powers, III*
Jerry D. Choate                 Phillip B. Rooney
Linda Hutton Heagy              Fernando Sisto
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey
Jack E. Nelson


OFFICERS


Richard F. Powers, III*
PRESIDENT



Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT



Joseph P. Stadler*
VICE PRESIDENT



John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833

FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN EUROPEAN EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen European Equity Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen European Equity Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


                            A Statement of
                            Additional Information,
                            which contains more
                            details about the Fund,
                            is incorporated by
                            reference in its
                            entirety into this
                            prospectus.

                            You will find additional
                            information about the
                            Fund in its annual and
                            semiannual reports to
                            shareholders. The annual
                            report explains the
                            market conditions and
                            investment strategies
                            affecting the Fund's
                            performance during its
                            last fiscal year.

                            You can ask questions or
                            obtain a free copy of
                            the Fund's reports or
                            its Statement of
                            Additional Information
                            by calling (800)
                            341-2911 from 7:00 a.m.
                            to 7:00 p.m., Central
                            time, Monday through
                            Friday.
                            Telecommunications
                            Device for the Deaf
                            users may call (800)
                            421-2833. A free copy of
                            the Fund's reports can
                            also be ordered from our
                            web site at
                            www.vankampen.com.


                            Information about the
                            Fund, including its
                            reports and Statement of
                            Additional Information,
                            has been filed with the
                            Securities and Exchange
                            Commission (SEC). It can
                            be reviewed and copied
                            at the SEC's Public
                            Reference Room in
                            Washington, DC or on the
                            EDGAR database on the
                            SEC's internet site
                            (http://www.sec.gov).
                            Information on the
                            operation of the SEC's
                            Public Reference Room
                            may be obtained by
                            calling the SEC at
                            1-202-942-8090. You can
                            also request copies of
                            these materials, upon
                            payment of a duplicating
                            fee, by electronic
                            request at the SEC's
                            e-mail address
                            (publicinfo@sec.gov), or
                            by writing the Public
                            Reference Section of the
                            SEC, Washington, DC
                            20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                   EEQ PRO 10/00
                                                                       #65106

                                   VAN KAMPEN
                               FOCUS EQUITY FUND


Van Kampen Focus Equity Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6

   Investment Advisory Services ...........................................10

   Purchase of Shares .....................................................12

   Redemption of Shares ...................................................18


   Distributions from the Fund ............................................20


   Shareholder Services ...................................................20


   Federal Income Taxation ................................................22

   Financial Highlights ...................................................23

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity and equity-linked securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. The Fund invests primarily in a portfolio of growth-oriented companies that exhibit strong or accelerating earnings growth. The Fund invests primarily in companies with market capitalizations of $1 billion or more at the time of investment but also may invest in smaller companies.



The Fund emphasizes individual security selection. The Fund generally focuses its investments in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for growth of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity and equity-linked securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.



The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.



FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their Fund shares

- Seek a fund with an investment strategy focused on a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a focused portfolio of equity and equity-linked securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the four calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Annual Return

1996  37.64%
1997  31.70%
1998  14.02%
1999  45.67%


The Fund's return for the nine-month period ended September 30, 2000 was 2.58%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the four-year period shown in the bar chart, the highest quarterly return for Class A Shares was 25.50% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -19.05% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index,* a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund, and with the Lipper Capital Appreciation Fund Index,** an index of funds with similar investment objectives. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                   PAST           SINCE
DECEMBER 31, 1999              1 YEAR        INCEPTION
------------------------------------------------------
Van Kampen Focus Equity
Fund
-- Class A Shares              37.33%         29.82%(1)
Standard & Poor's 500
Index                          21.04%         26.53%(2)
Lipper Capital
Appreciation
Fund Index                     39.17%         22.45%(2)
 .....................................................
Van Kampen Focus Equity
Fund
-- Class B Shares              39.49%         30.52%(1)
Standard & Poor's 500
Index                          21.04%         26.53%(2)
Lipper Capital
Appreciation
Fund Index                     39.17%         22.45%(2)
 .....................................................
Van Kampen Focus Equity
Fund
-- Class C Shares              43.60%         30.80%(1)
Standard & Poor's 500
Index                          21.04%         26.53%(2)
Lipper Capital
Appreciation
Fund Index                     39.17%         22.45%(2)
 .....................................................



INCEPTION DATES: (1) 1/2/96, (2) 12/31/95.
*      THE STANDARD & POOR'S 500 INDEX IS A BROAD-BASED INDEX OF 500 WIDELY
       HELD COMMON STOCKS OF COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND
       INDUSTRY GROUP REPRESENTATION.
**     THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A COMPOSITE OF MUTUAL
       FUNDS MANAGED FOR MAXIMUM CAPITAL GAINS.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                            CLASS A     CLASS B     CLASS C
                             SHARES      SHARES      SHARES
----------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)     None        None
 ...............................................................
Maximum deferred sales
charge (load) (as a
percentage of the
lesser of original
purchase price or
redemption proceeds)          None(2)    5.00%(3)    1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ...............................................................
Redemption fee                None        None        None
 ...............................................................
Exchange fee                  None        None        None
 ...............................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------
Management fees(5)           0.90%       0.90%       0.90%
 ...........................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ...........................................................
Other expenses(5)            0.41%       0.41%       0.41%
 ...........................................................
Total annual fund
operating expenses(5)        1.56%       2.31%       2.31%
 ...........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                         YEAR 1-5.00%
                         YEAR 2-4.00%
                         YEAR 3-3.00%
                         YEAR 4-2.50%
                         YEAR 5-1.50%
                           AFTER-NONE


        SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF
        SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.50% FOR CLASS A SHARES, 2.25% FOR CLASS B SHARES AND 2.25% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares           $725      $1,039     $1,376     $2,325
 ...............................................................
Class B Shares           $734      $1,021     $1,385     $2,458*
 ...............................................................
Class C Shares           $334      $  721     $1,235     $2,646
 ...............................................................



You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares           $725      $1,039     $1,376     $2,325
 ...............................................................
Class B Shares           $234      $  721     $1,235     $2,458*
 ...............................................................
Class C Shares           $234      $  721     $1,235     $2,646
 ...............................................................


     *  BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity and equity-linked securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. The Fund invests primarily in a portfolio of growth-oriented companies with market capitalizations of $1 billion or more at the time of investment, but also may invest in smaller companies. The Fund's investment adviser emphasizes a "bottom up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for strong or accelerating earnings growth and compelling business strategies. The Fund generally focuses its investments in a relatively small number of issuers, which may result in greater volatility of the value of the Fund's shares. Investments in growth-oriented equity securities may have above average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.


The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's investment adviser believes are positioned to deliver surprisingly strong earnings growth versus consensus expectations. The Fund's investment adviser continually and rigorously studies company developments including business strategy, management focus and financial results, and closely monitors analysts' consensus expectations seeking to identify such companies. The Fund's investment adviser expects that many of the companies in which the Fund invests will, at the time of investment, be experiencing high rates of earnings growth. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile. Valuation is of secondary importance in the Fund's investment program and is viewed in context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Fund emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



Although the Fund generally invests in medium- and large-sized companies, it also may invest in smaller companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of large-sized companies or the market averages in general. To the extent the Fund invests in medium-and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.



                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending and securities lending is subject to the risk of default by the other party.



The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:




                    AVERAGE DAILY NET ASSETS          % PER ANNUM
                    -----------------------------------------------
                    FIRST $500 MILLION                        0.90%
                     ..............................................
                    NEXT $500 MILLION                         0.85%
                     ..............................................
                    OVER $1 BILLION                           0.80%
                     ..............................................



Applying this fee schedule, the effective advisory fee rate was 0.90% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund's portfolio managers are Philip W. Friedman and William S. Auslander.



Mr. Friedman, a Managing Director and leader of the Institutional Equity Group, joined the Subadviser in 1997. Prior to joining the Subadviser, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley Dean Witter & Co. From 1990 to 1995, he was a member of Morgan Stanley Dean Witter & Co.'s Equity Research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa, Summa Cum Laude) in Economics. He also holds an M.B.A. from J.L. Kellogg School of Management at Northwestern University. Mr. Friedman has been a co-manager of the Fund since September 1998.



Mr. Auslander, a Principal and a Portfolio Manager in the Institutional Equity Group joined the Subadviser in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining the Subadviser, Mr. Auslander was an equity analyst for nine years at Icahn & Co. He graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University in 1993. Mr. Auslander has been a co-manager of the Fund since September 1998.


                               PURCHASE OF SHARES
                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                             AS % OF
                               AS % OF        NET
SIZE OF                        OFFERING      AMOUNT
INVESTMENT                     PRICE         INVESTED
-----------------------------------------------------
Less than $50,000               5.75%         6.10%
 ....................................................
$50,000 but less than
$100,000                        4.75%         4.99%
 ....................................................
$100,000 but less than
$250,000                        3.75%         3.90%
 ....................................................
$250,000 but less than
$500,000                        2.75%         2.83%
 ....................................................
$500,000 but less than
$1,000,000                      2.00%         2.04%
 ....................................................
$1,000,000 or more               *             *
 ....................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                             CONTINGENT
                              DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                           DOLLAR AMOUNT
 YEAR SINCE PURCHASE     SUBJECT TO CHARGE
-------------------------------------------
First                          5.00%
 ..........................................
Second                         4.00%
 ..........................................
Third                          3.00%
 ..........................................
Fourth                         2.50%
 ..........................................
Fifth                          1.50%
 ..........................................
Sixth and After                 None
 ..........................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor

Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income, at least quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 and the fiscal period
January 2, 1996 (commencement of operations) to June 30, 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                           CLASS A SHARES
                                                    -------------------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                                    ------------------------------------------  JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                   2000 #    1999 #      1998 #       1997    TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  22.98  $ 20.01     $ 16.98     $ 14.40        $12.00
                                                    --------  -------     -------     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......................     (0.18)   (0.14)      (0.07)       0.01          0.06
  Net Realized and Unrealized Gain................      5.82     4.70        5.03        3.95          2.40
                                                    --------  -------     -------     -------        ------
  Total From Investment Operations................      5.64     4.56        4.96        3.96          2.46
                                                    --------  -------     -------     -------        ------
DISTRIBUTIONS
  Net Investment Income...........................        --       --          --       (0.03)        (0.06)
  Net Realized Gain...............................     (1.45)   (1.59)      (1.93)      (1.35)           --
                                                    --------  -------     -------     -------        ------
  Total Distributions.............................     (1.45)   (1.59)      (1.93)      (1.38)        (0.06)
                                                    --------  -------     -------     -------        ------
NET ASSET VALUE, END OF PERIOD....................  $  27.17  $ 22.98     $ 20.01     $ 16.98        $14.40
                                                    ========  =======     =======     =======        ======
TOTAL RETURN (1)..................................     25.28%   25.57%      30.93%      28.93%        20.52%**
                                                    ========  =======     =======     =======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).................  $185,983  $73,829     $64,035     $22,521        $5,382
Ratio of Expenses to Average Net Assets...........      1.50%    1.50%       1.50%       1.57%         2.03%
Ratio of Net Investment Income/Loss to Average Net
Assets............................................     (0.71%)   (0.73%)    (0.37%)     (0.04%)        1.22%
Portfolio Turnover Rate...........................       106%     282%        308%        241%          204%**
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reduction During
  the Period
  Per Share Benefit to Net Investment
  Income/Loss.....................................  $   0.02  $  0.02     $  0.04     $  0.02        $ 0.06
Ratios Before Expense Reduction:
  Expenses to Average Net Assets..................      1.56%    1.61%       1.71%       2.38%         3.26%
  Net Investment Income/Loss to Average Net
  Assets..........................................     (0.77%)   (0.84%)    (0.59%)     (0.85%)       (0.01%)
Ratio of Expenses to Average Net Assets excluding
  dividend expense on securities sold short.......      1.50%    1.50%       1.50%       1.50%         1.50%
-----------------------------------------------------------------------------------------------------------------

                                                                             CLASS B SHARES
                                                    ----------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                    ---------------------------------------------  JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                   2000 #     1999 #       1998 #        1997    TO JUNE 30, 1996
--------------------------------------------------  ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  22.38   $  19.67     $  16.85     $ 14.38        $12.00
                                                    --------   --------     --------     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......................     (0.36)     (0.28)       (0.21)      (0.02)         0.03
  Net Realized and Unrealized Gain................      5.65       4.58         4.96        3.86          2.39
                                                    --------   --------     --------     -------        ------
  Total From Investment Operations................      5.29       4.30         4.75        3.84          2.42
                                                    --------   --------     --------     -------        ------
DISTRIBUTIONS
  Net Investment Income...........................        --         --           --       (0.02)        (0.04)
  Net Realized Gain...............................     (1.45)     (1.59)       (1.93)      (1.35)           --
                                                    --------   --------     --------     -------        ------
  Total Distributions.............................     (1.45)     (1.59)       (1.93)      (1.37)        (0.04)
                                                    --------   --------     --------     -------        ------
NET ASSET VALUE, END OF PERIOD....................  $  26.22   $  22.38     $  19.67     $ 16.85        $14.38
                                                    ========   ========     ========     =======        ======
TOTAL RETURN (1)..................................     24.42%     24.59%       29.94%      28.01%        20.18%**
                                                    ========   ========     ========     =======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).................  $307,758   $176,189     $130,497     $34,382        $2,426
Ratio of Expenses to Average Net Assets...........      2.25%      2.25%        2.25%       2.32%         2.67%
Ratio of Net Investment Income/Loss to Average Net
Assets............................................     (1.46%)    (1.50%)      (1.11%)     (0.83%)        0.43%
Portfolio Turnover Rate...........................       106%       282%         308%        241%          204%**
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reduction During
  the Period
  Per Share Benefit to Net Investment
  Income/Loss.....................................  $   0.01   $   0.02     $   0.04     $  0.02        $ 0.07
Ratios Before Expense Reduction:
  Expenses to Average Net Assets..................      2.31%      2.36%        2.47%       2.88%         3.79%
  Net Investment Income/Loss to Average Net
  Assets..........................................     (1.52%)    (1.61%)      (1.34%)     (1.43%)       (0.69%)
Ratio of Expenses to Average Net Assets excluding
  dividend expense on securities sold short.......      2.25%      2.25%        2.25%       2.25%         2.25%
-----------------------------------------------------------------------------------------------------------------

                                                                           CLASS C SHARES
                                                    ------------------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                                    -----------------------------------------  JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                   2000 #    1999 #      1998 #      1997    TO JUNE 30, 1996
--------------------------------------------------  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $ 22.36   $ 19.66     $ 16.83     $14.37        $12.00
                                                    -------   -------     -------     ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......................    (0.36)    (0.28)      (0.21)     (0.06)         0.03
  Net Realized and Unrealized Gain................     5.66      4.57        4.97       3.89          2.38
                                                    -------   -------     -------     ------        ------
  Total From Investment Operations................     5.30      4.29        4.76       3.83          2.41
                                                    -------   -------     -------     ------        ------
DISTRIBUTIONS
  Net Investment Income...........................       --        --          --      (0.02)        (0.04)
  Net Realized Gain...............................    (1.45)    (1.59)      (1.93)     (1.35)           --
                                                    -------   -------     -------     ------        ------
  Total Distributions.............................    (1.45)    (1.59)      (1.93)     (1.37)        (0.04)
                                                    -------   -------     -------     ------        ------
NET ASSET VALUE, END OF PERIOD....................  $ 26.21   $ 22.36     $ 19.66     $16.83        $14.37
                                                    =======   =======     =======     ======        ======
TOTAL RETURN (1)..................................    24.38%    24.67%      29.90%     28.04%        20.10%**
                                                    =======   =======     =======     ======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).................  $61,316   $27,189     $24,872     $9,410        $2,582
Ratio of Expenses to Average Net Assets...........     2.25%     2.25%       2.25%      2.32%         2.67%
Ratio of Net Investment Income/Loss to Average Net
Assets............................................    (1.46%)   (1.48%)     (1.13%)    (0.77%)        0.44%
Portfolio Turnover Rate...........................      106%      282%        308%       241%          204%**
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reduction During
  the Period
  Per Share Benefit to Net Investment
  Income/Loss.....................................  $  0.01   $  0.02     $  0.04     $ 0.02        $ 0.07
Ratios Before Expense Reduction:
  Expenses to Average Net Assets..................     2.31%     2.36%       2.25%      3.23%         3.80%
  Net Investment Income/Loss to Average Net
  Assets..........................................    (1.52%)   (1.59%)     (1.35%)    (1.67%)       (0.69%)
Ratio of Expenses to Average Net Assets excluding
  dividend expense on securities sold short.......     2.25%     2.25%       2.25%      2.25%         2.25%
-----------------------------------------------------------------------------------------------------------------



     *  COMMENCEMENT OF OPERATIONS
    **  NON-ANNUALIZED
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     #  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS

BOARD OF DIRECTORS


J. Miles Branagan        Richard F. Powers, III*
Jerry D. Choate          Phillip B. Rooney
Linda Hutton Heagy       Fernando Sisto
R. Craig Kennedy         Wayne W. Whalen*
Mitchell M. Merin*       Suzanne H. Woolsey
Jack E. Nelson


OFFICERS


Richard F. Powers, III*
PRESIDENT



Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER



A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY



John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN FOCUS EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Focus Equity Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Focus Equity Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                               FOCUS EQUITY FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC,
Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSAE PRO 10/00
                                                                       #65131

                                   VAN KAMPEN
                                 GLOBAL EQUITY
                                ALLOCATION FUND


Van Kampen Global Equity Allocation Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6

   Investment Advisory Services ...........................................11

   Purchase of Shares .....................................................13
   Redemption of Shares ...................................................20
   Distributions from the Fund ............................................22

   Shareholder Services ...................................................22

   Federal Income Taxation ................................................24
   Financial Highlights ...................................................26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.


                             INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a "top-down" investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.



Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three countries (including the U.S.). The composition of the Fund's portfolio will vary over time based upon the Fund's investment adviser's evaluation of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. Portfolio securities are typically sold when the Fund's investment adviser's assessments for capital appreciation of countries or sectors materially change.



Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their Fund shares

- Wish to add to their investment portfolio a fund that invests in a global portfolio of equity securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1993           22.72%
1994            0.27%
1995           19.65%
1996           13.01%
1997           16.45%
1998           19.38%
1999           23.48%


The Fund's return for the nine-month period ended September 30, 2000 was -6.09%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -11.46% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index* (in U.S. dollar terms), a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended
December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                PAST      PAST 5      SINCE
DECEMBER 31, 1999           1 YEAR     YEARS     INCEPTION
----------------------------------------------------------
Van Kampen Global
Equity Allocation
Fund
-- Class A Shares           16.41%     16.95%      15.22%(1)
MSCI World Index            24.93%     19.76%      17.92%(3)
 .........................................................
Van Kampen Global
Equity Allocation
Fund
-- Class B Shares           17.53%      N/A        17.37%(2)
MSCI World Index            24.93%     19.76%      17.92%(2)
 .........................................................
Van Kampen Global
Equity Allocation
Fund
-- Class C Shares           21.62%     17.49%      15.36%(1)
MSCI World Index            24.93%     19.76%      17.92%(3)
 .........................................................
INCEPTION DATES: (1) 1/4/93, (2) 8/1/95, (3) 12/31/92.



   N/A -- NOT APPLICABLE
     * THE MSCI WORLD INDEX IS AN UNMANAGED INDEX THAT INCLUDES SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX.

                               FEES AND EXPENSES
                                  OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
---------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)     None        None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                     None(2)    5.00%(3)    1.00%(4)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ..............................................................
Redemption fee                None        None        None
 ..............................................................
Exchange fee                  None        None        None
 ..............................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------
Management fees              1.00%       1.00%       1.00%
 ..........................................................
Distribution and/or
service
(12b-1) fees(5)              0.25%       1.00%(6)    1.00%(6)
 ..........................................................
Other expenses               0.45%       0.45%       0.45%
 ..........................................................
Total annual fund
operating expenses           1.70%       2.45%       2.45%
 ..........................................................



   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                         YEAR 1-5.00%
                         YEAR 2-4.00%
                         YEAR 3-3.00%
                         YEAR 4-2.50%
                         YEAR 5-1.50%
                           AFTER-NONE

         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (6) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares           $738      $1,080     $1,445     $2,468
 ...............................................................
Class B Shares           $748      $1,064     $1,456     $2,601*
 ...............................................................
Class C Shares           $348      $  764     $1,306     $2,786
 ...............................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares           $738      $1,080     $1,445     $2,468
 ...............................................................
Class B Shares           $248      $  764     $1,306     $2,601*
 ...............................................................
Class C Shares           $248      $  764     $1,306     $2,786
 ...............................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a "top-down" investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). This investment approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and sector is an effective way to maximize the return and minimize the risk associated with global investment. The Fund's investments may be shifted among the world's various capital markets, including developing or emerging market countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative capital appreciation available from particular countries sectors and securities. Accordingly, the composition of the Fund's portfolio will vary over time. Achieving the Fund's investment objective depends on the ability of the Fund's investment adviser to assess the effect of such economic and market trends on different countries and sectors of the market. Because of the managed approach of the Fund, portfolio turnover of the Fund may be greater than portfolio turnover of other mutual funds. The Fund's portfolio turnover is shown under the heading "Financial Highlights." A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.


The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the MSCI World Index. In addition, the Fund may invest a portion of its assets in securities of developing or emerging market countries whose economies are developing strongly and whose markets are becoming more sophisticated.

By analyzing a variety of macroeconomic and political factors, the Fund's investment adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Fund's investment adviser believes to be a fair value for the securities market of each country. Discrepancies between actual value and fair value, as determined by the Fund's investment adviser, provide an expected return for each securities market. The expected return is adjusted by currency return expectations derived from the investment adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country and sector allocation decision is then reached by considering the expected total return in light of various considerations such as market size, volatility, liquidity and country risk.

Within a particular country or sector, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for that particular country or sector.


The investment adviser's sell decisions are based on a country or industry/sectors relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stock and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.


The Fund only invests in convertible debt securities considered to be "investment grade" at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other internationally recognized statistical rating organization ("IRSRO") or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign entities. Investments in other investment companies may involve duplication of management fees and certain other expenses.


The Fund may invest in issuers of small-, medium-or large-capitalization companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS   % PER ANNUM
---------------------------------------
First $750 million                1.00%
 ......................................
Next $500 million                 0.95%
 ......................................
Over $1.25 billion                0.90%
 ......................................



Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser, and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, and the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Ann D. Thivierge and Barton M. Biggs are responsible as comanagers for the day-to-day management of the Fund's investment portfolio. Ms. Thivierge and Mr. Biggs have shared primary responsibility for managing the Fund's assets since June 1995.



Ms. Thivierge, a Managing Director and a member of the Subadviser's Asset Allocation Committee, joined the Subadviser in 1986 and has worked in global asset allocation since 1990. She holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.



Mr. Biggs has been Chairman and a Director since 1980 and a Managing Director since 1975. He is also a Director and Chairman of various registered investment companies to which the Subadviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ"), and if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF    AS % OF
SIZE OF                              OFFERING  NET AMOUNT
INVESTMENT                            PRICE     INVESTED
---------------------------------------------------------
Less than $50,000                     5.75%      6.10%
 ........................................................
$50,000 but less than $100,000        4.75%      4.99%
 ........................................................
$100,000 but less than $250,000       3.75%      3.90%
 ........................................................
$250,000 but less than $500,000       2.75%      2.83%
 ........................................................
$500,000 but less than $1,000,000     2.00%      2.04%
 ........................................................
$1,000,000 or more                     *          *
 ........................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                         CONTINGENT
                                          DEFERRED
                                        SALES CHARGE
                                     AS A PERCENTAGE OF
                                       DOLLAR AMOUNT
YEAR SINCE PURCHASE                  SUBJECT TO CHARGE
-------------------------------------------------------
First                                      5.00%
 ......................................................
Second                                     4.00%
 ......................................................
Third                                      3.00%
 ......................................................
Fourth                                     2.50%
 ......................................................
Fifth                                      1.50%
 ......................................................
Sixth and After                             None
 ......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by a shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written transfer request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by contacting the telephone transaction line at
(800) 421-5684, through Fund Info-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, 1997 and 1996 and the fiscal period August 1, 1995 (commencement of offering for Class B Shares) to June 30,1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                 CLASS A SHARES
                                                              -----------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                              2000#      1999#      1998#      1997       1996
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $  16.86   $  16.67   $  16.57    $ 14.75    $ 12.60
                                                              --------   --------   --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................      0.02       0.07       0.21       0.10       0.19
  Net Realized and Unrealized Gain/Loss.....................      2.09       1.21       2.07       2.76       2.82
                                                              --------   --------   --------    -------    -------
Total From Investment Operations............................      2.11       1.28       2.28       2.86       3.01
                                                              --------   --------   --------    -------    -------
DISTRIBUTIONS
  Net Investment Income.....................................        --      (0.07)     (0.35)     (0.55)     (0.39)
  In Excess of Net Investment Income........................        --      (0.15)        --         --         --
  Net Realized Gain.........................................     (1.23)     (0.87)     (1.83)     (0.49)     (0.47)
                                                              --------   --------   --------    -------    -------
  Total Distributions.......................................     (1.23)     (1.09)     (2.18)     (1.04)     (0.86)
                                                              --------   --------   --------    -------    -------
NET ASSET VALUE, END OF PERIOD..............................  $  17.74   $  16.86   $  16.67    $ 16.57    $ 14.75
                                                              ========   ========   ========    =======    =======
TOTAL RETURN (1)............................................     12.83%      8.41%     16.17%     20.61%     24.62%
                                                              ========   ========   ========    =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $301,905   $240,121   $261,633    $72,704    $63,706
Ratio of Expenses to Average Net Assets.....................      1.70%      1.70%      1.61%      1.70%      1.70%
Ratio of Net Investment Income/Loss to Average Net Assets...      0.12%      0.47%      1.30%      0.59%      0.71%
Portfolio Turnover Rate.....................................        99%        84%       108%        45%        44%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
Per Share Benefit to Net Investment Income/Loss.............        --   $  0.00+   $   0.02    $  0.03    $  0.10
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................        --       1.73%      1.62%      1.90%      2.06%
  Net Investment Income/Loss to Average Net Assets..........        --       0.44%      1.30%      0.40%      0.35%
-------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B SHARES
                                                              ---------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                              -----------------------------------------  AUGUST 1, 1995** TO
SELECTED PER SHARE DATA AND RATIOS                              2000#     1999#      1998#      1997        JUNE 30, 1996
------------------------------------------------------------  ---------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $  16.28   $  16.14  $  16.15    $ 14.46         $ 13.01
                                                              --------   --------  --------    -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................     (0.11)     (0.04)     0.09      (0.05)           0.30
  Net Realized and Unrealized Gain/Loss.....................      2.02       1.16      2.01       2.73            1.98
                                                              --------   --------  --------    -------         -------
Total From Investment Operations............................      1.91       1.12      2.10       2.68            2.28
                                                              --------   --------  --------    -------         -------
DISTRIBUTIONS
  Net Investment Income.....................................        --      (0.04)    (0.28)     (0.50)          (0.35)
  In Excess of Net Investment Income........................        --      (0.07)       --         --              --
  Net Realized Gain.........................................     (1.23)     (0.87)    (1.83)     (0.49)          (0.48)
                                                              --------   --------  --------    -------         -------
  Total Distributions.......................................     (1.23)     (0.98)    (2.11)     (0.99)          (0.83)
                                                              --------   --------  --------    -------         -------
NET ASSET VALUE, END OF PERIOD..............................  $  16.96   $  16.28  $  16.14    $ 16.15         $ 14.46
                                                              ========   ========  ========    =======         =======
TOTAL RETURN (1)............................................     12.03%      7.50%    15.33%     19.64%          18.08%*
                                                              ========   ========  ========    =======         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $252,078   $232,644  $225,797    $38,962         $14,786
Ratio of Expenses to Average Net Assets.....................      2.45%      2.45%     2.35%      2.45%           2.45%
Ratio of Net Investment Income/Loss to Average Net Assets...     (0.65)%    (0.27)%     0.60%    (0.11)%          0.45%
Portfolio Turnover Rate.....................................        99%        84%      108%        45%             44%*
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
Per Share Benefit to Net Investment Income/Loss.............        --   $  0.00+  $   0.02    $  0.09         $  0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................        --       2.49%     2.36%      2.65%           2.81%
  Net Investment Income/Loss to Average Net Assets..........        --      (0.30)%     0.60%    (0.30)%          0.09%
-------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS C SHARES
                                                              -----------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                              -----------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                              2000#      1999#      1998#      1997       1996
------------------------------------------------------------  -----------------------------------------------------
Net Asset Value, Beginning of Period........................  $  16.46   $  16.30   $  16.24    $ 14.49    $ 12.43
                                                              --------   --------   --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................     (0.11)     (0.04)      0.08      (0.03)      0.12
  Net Realized and Unrealized Gain/Loss.....................      2.04       1.18       2.05       2.73       2.75
                                                              --------   --------   --------    -------    -------
Total From Investment Operations............................      1.93       1.14       2.13       2.70       2.87
                                                              --------   --------   --------    -------    -------
DISTRIBUTIONS
  Net Investment Income.....................................        --      (0.04)     (0.24)     (0.46)     (0.33)
  In Excess of Net Investment Income........................        --      (0.07)        --         --         --
  Net Realized Gain.........................................     (1.23)     (0.87)     (1.83)     (0.49)     (0.48)
                                                              --------   --------   --------    -------    -------
  Total Distributions.......................................     (1.23)     (0.98)     (2.07)     (0.95)     (0.81)
                                                              --------   --------   --------    -------    -------
NET ASSET VALUE, END OF PERIOD..............................  $  17.16   $  16.46   $  16.30    $ 16.24    $ 14.49
                                                              ========   ========   ========    =======    =======
TOTAL RETURN (1)............................................     12.02%      7.61%     15.37%     19.69%     23.65%
                                                              ========   ========   ========    =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $104,715   $101,013   $108,650    $78,199    $63,025
Ratio of Expenses to Average Net Assets.....................      2.45%      2.45%      2.55%      2.45%      2.45%
Ratio of Net Investment Income/Loss to Average Net Assets...     (0.66)%    (0.28)%     0.52%     (0.16)%    (0.04)%
Portfolio Turnover Rate.....................................        99%        84%       108%        45%        44%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
Per Share Benefit to Net Investment Income/Loss.............        --   $  0.00+   $   0.02    $  0.03    $  1.16
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................        --       2.48%      2.56%      2.65%      2.81%
  Net Investment Income/Loss to Average Net Assets..........        --      (0.30)%     0.52%     (0.34)%    (0.40)%
-------------------------------------------------------------------------------------------------------------------



     * NON-ANNUALIZED
    ** THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
     + AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALE CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan             Richard F. Powers, III*
Jerry D. Choate               Phillip B. Rooney
Linda Hutton Heagy            Fernando Sisto
R. Craig Kennedy              Wayne W. Whalen*
Mitchell M. Merin*            Suzanne H. Woolsey
Jack E. Nelson

OFFICERS


Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833

FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Global Equity Allocation Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Global Equity Allocation Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Ave
Chicago, IL 60601

                                   VAN KAMPEN
                                 GLOBAL EQUITY
                                ALLOCATION FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSGE PRO 10/00
                                                                      #65104

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND


Van Kampen Global Equity Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6
   Investment Advisory Services ...........................................11

   Purchase of Shares .....................................................13


   Redemption of Shares ...................................................20


   Distributions from the Fund ............................................22

   Shareholder Services ...................................................22
   Federal Income Taxation ................................................24
   Financial Highlights ...................................................26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of global equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and equity-linked securities. The Fund's investment adviser uses a "bottom-up" investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, which may include emerging market countries. The Fund's investment adviser seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth with an emphasis on company assets and cash flow. Portfolio securities are typically sold when the Fund's investment adviser's assessments of the capital appreciation potential of such securities materially change. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.) and expects to invest at least 20% of its total assets in equity securities of U.S. issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on such securities are less than returns on other styles of investing or the overall markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivatives instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their Fund shares

- Wish to add to their investment portfolio a fund that emphasizes a "value" style of investing in equity securities of global issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the two calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

ANNUAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1998           13.49%
1999            3.32%


The Fund's return for the nine-month period ended September 30, 2000 was 0.56%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the two-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.47% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -12.41% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                   PAST     SINCE
DECEMBER 31, 1999                              1 YEAR  INCEPTION
-----------------------------------------------------------------
Van Kampen Global Equity Fund -- Class A
Shares                                         -2.63%     4.35%(1)
MSCI World Index                               24.93%    24.21%(2)
 ................................................................
Van Kampen Global Equity Fund -- Class B
Shares                                         -2.21%     5.14%(1)
MSCI World Index                               24.93%    24.21%(2)
 ................................................................
Van Kampen Global Equity Fund -- Class C
Shares                                          1.55%     6.38%(1)
MSCI World Index                               24.93%    24.21%(2)
 ................................................................
INCEPTION DATES: (1) 10/29/97, (2) 10/31/97.
* THE MSCI WORLD INDEX IS AN UNMANAGED INDEX THAT INCLUDES
  SECURITIES LISTED ON STOCK EXCHANGES OF THE U.S., EUROPE,
  CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND ASSUMES
  DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
-----------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)     None        None
 ..........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                     None(2)    5.00%(3)    1.00%(4)
 ..........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ..........................................................
Redemption fee                None        None        None
 ..........................................................
Exchange fee                  None        None        None
 ..........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------
Management fees              1.00%       1.00%       1.00%
 ..........................................................
Distribution and/or
service (12b-1)
fees(5)                      0.25%       1.00%(6)    1.00%(6)
 ..........................................................
Other expenses               0.41%       0.41%       0.41%
 ..........................................................
Total annual fund
operating expenses           1.66%       2.41%       2.41%
 ..........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:


                    YEAR 1-5.00%
                    YEAR 2-4.00%
                    YEAR 3-3.00%
                    YEAR 4-2.50%
                    YEAR 5-1.50%
                      AFTER-NONE

         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (6) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               ONE   THREE    FIVE    TEN
                                               YEAR  YEARS   YEARS   YEARS
---------------------------------------------------------------------------
Class A Shares                                 $734  $1,068  $1,425  $2,427
 ..........................................................................
Class B Shares                                 $744  $1,051  $1,435  $2,561*
 ..........................................................................
Class C Shares                                 $344  $  751  $1,285  $2,746
 ..........................................................................


You would pay the following expenses if you did not redeem your shares:


                                               ONE   THREE    FIVE    TEN
                                               YEAR  YEARS   YEARS   YEARS
---------------------------------------------------------------------------
Class A Shares                                 $734  $1,068  $1,425  $2,427
 ..........................................................................
Class B Shares                                 $244  $  751  $1,285  $2,561*
 ..........................................................................
Class C Shares                                 $244  $  751  $1,285  $2,746
 ..........................................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities of issuers in the U.S. and foreign countries. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.), and expects to invest at least 20% of its total assets in equity securities of U.S. issuers. The Fund's investment adviser uses a "bottom-up" investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, including emerging market countries. Investments in foreign companies may offer greater opportunities for capital appreciation, but also may involve special risks not typically associated with investments in domestic companies. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.


In selecting securities for investment, the Fund emphasizes a "value" style of investing focusing on companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued relative to their market values and other financial measurements of intrinsic worth with an emphasis on company assets and cash flow. The Fund's investment style presents the risk that the valuations never improve or that the returns on "value" securities are less than returns on other styles of investing or the overall market.

The Fund's investment adviser determines investments for the Fund on an ongoing basis. The Fund's primary approach is to seek securities that the Fund's investment adviser believes are selling below their intrinsic values and offer attractive growth opportunities. The Fund's investment adviser believes securities have unrecognized intrinsic value when they sell at a substantial discount relative to an issuer's assets and cash flow. Securities which appear undervalued are then subjected to in-depth fundamental analysis. The Fund's investment adviser conducts a thorough investigation of the company's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Visits with senior management are integral to the investment process.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stock, depositary receipts and equity-linked securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a have a substantially shorter duration than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign entities. Investments in other investment companies may involve duplication of management fees and certain other expenses.



The Fund may invest in issuers of small-, medium-or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested for non-hedging purposes in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) other than futures and options on futures.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS                               % PER ANNUM
------------------------------------------------------------------
First $750 million                                           1.00%
 .................................................................
Next $500 million                                            0.95%
 .................................................................
Over $1.25 billion                                           0.90%
 .................................................................



Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including the service fees, distribution fees, custodian fees, legal and independent accountant fees, the cost of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group"), managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Frances Campion and Paul Boyne have been responsible as co-managers for the day-to-day management of the Fund's investment portfolio since its inception.



Ms. Campion, a Managing Director, joined the MSDW Investment Management Group in 1990. Her responsibilities include day-to-day management of the MSDW Investment Management Group's global equity products. Ms. Campion has eleven years' global investment experience. She is a graduate of University College, Dublin.



Mr. Boyne, a Principal, joined the MSDW Investment Management Group in 1993 and became a Principal in December 1998. He assists with portfolio management on the MSDW Investment Management Group's global equity program and security analysis of North American equities. Prior to joining the MSDW Investment Management Group, Mr. Boyne was a Chartered Accountant with Grant Thornton International in Dublin.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ"), and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                                    AS % OF    AS % OF
SIZE OF                                             OFFERING  NET AMOUNT
INVESTMENT                                           PRICE     INVESTED
------------------------------------------------------------------------
Less than $50,000                                    5.75%      6.10%
 .......................................................................
$50,000 but less than $100,000                       4.75%      4.99%
 .......................................................................
$100,000 but less than $250,000                      3.75%      3.90%
 .......................................................................
$250,000 but less than $500,000                      2.75%      2.83%
 .......................................................................
$500,000 but less than $1,000,000                    2.00%      2.04%
 .......................................................................
$1,000,000 or more                                    *          *
 .......................................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                                             CONTINGENT
                                                              DEFERRED
                                                            SALES CHARGE
                                                         AS A PERCENTAGE OF
                                                           DOLLAR AMOUNT
YEAR SINCE PURCHASE                                      SUBJECT TO CHARGE
---------------------------------------------------------------------------
First                                                          5.00%
 ..........................................................................
Second                                                         4.00%
 ..........................................................................
Third                                                          3.00%
 ..........................................................................
Fourth                                                         2.50%
 ..........................................................................
Fifth                                                          1.50%
 ..........................................................................
Sixth and After                                                 None
 ..........................................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating

Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in

     (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purpose when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911

((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determinded net asset value or be invested in another Participating Fund at the determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal year ended June 30, 1999, and the fiscal period October 29, 1997 (commencement of operations) to June 30, 1998 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                     CLASS A SHARES                          CLASS B SHARES
                                        YEAR ENDED JUNE 30,       OCTOBER 29, 1997*       YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS      2000#          1999#       TO JUNE 30, 1998       2000#          1999#
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD....................             $ 11.47        $ 11.12          $  10.00         $  11.42       $  11.08
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss...         0.06           0.05              0.06            (0.04)         (0.03)
    Net Realized and Unrealized
      Gain/Loss...........                0.25           0.40              1.08             0.26           0.39
                                       -------        -------          --------         --------       --------
    Total From Investment
      Operations..........                0.31           0.45              1.14             0.22           0.36
                                       -------        -------          --------         --------       --------
DISTRIBUTIONS
    Net Investment Income...                --          (0.08)            (0.02)              --          (0.01)
    In Excess of Net Investment
      Income..............                  --          (0.01)               --               --          (0.00)+
    Net Realized Gain.....               (0.68)         (0.01)               --            (0.68)         (0.01)
                                       -------        -------          --------         --------       --------
    Total Distributions...               (0.68)         (0.10)            (0.02)           (0.68)         (0.02)
                                       -------        -------          --------         --------       --------
NET ASSET VALUE, END OF PERIOD...      $ 11.10        $ 11.47          $  11.12         $  10.96       $  11.42
                                       =======        =======          ========         ========       ========
TOTAL RETURN (1)..........                3.22%          4.05%            11.38%**          2.24%          3.29%
                                       =======        =======          ========         ========       ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
(000's)...................             $81,714        $76,731          $ 80,508         $442,256       $596,339
Ratio of Expenses to Average Net
Assets....................                1.66%          1.65%             1.70%            2.41%          2.40%
Ratio of Net Investment
Income/Loss to Average Net
Assets....................                0.53%          0.44%            (0.88%)          (0.34%)        (0.31)%
Portfolio Turnover Rate...                  47%            40%                4%**            47%            40%

                                      CLASS B SHARES                     CLASS C SHARES
                                    OCTOBER 29, 1997*       YEAR ENDED JUNE 30,       OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS   TO JUNE 30, 1998       2000#          1999#       TO JUNE 30, 1998
----------------------------------  --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD....................               $  10.00          $ 11.42        $ 11.07          $  10.00
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss...            0.01            (0.04)         (0.03)             0.01
    Net Realized and Unrealized
      Gain/Loss...........                   1.07             0.26           0.40              1.06
                                         --------          -------        -------          --------
    Total From Investment
      Operations..........                   1.08             0.22           0.37              1.07
                                         --------          -------        -------          --------
DISTRIBUTIONS
    Net Investment Income...                   --               --          (0.01)               --
    In Excess of Net Investment
      Income..............                     --               --          (0.00)+              --
    Net Realized Gain.....                     --            (0.68)         (0.01)               --
                                         --------          -------        -------          --------
    Total Distributions...                     --            (0.68)         (0.02)               --
                                         --------          -------        -------          --------
NET ASSET VALUE, END OF PERIOD...        $  11.08          $ 10.96        $ 11.42          $  11.07
                                         ========          =======        =======          ========
TOTAL RETURN (1)..........                  10.84%**          2.24%          3.39%            10.74%**
                                         ========          =======        =======          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
(000's)...................               $623,229          $42,607        $63,140          $ 69,572
Ratio of Expenses to Average Net
Assets....................                   2.45%            2.41%          2.40%             2.45%
Ratio of Net Investment
Income/Loss to Average Net
Assets....................                   0.12%           (0.36%)        (0.32)%            0.13%
Portfolio Turnover Rate...                      4%**            47%            40%                4%**



     * COMMENCEMENT OF OPERATIONS
    ** NON-ANNUALIZED
     + AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan             Richard F. Powers, III*
Jerry D. Choate               Phillip B. Rooney
Linda Hutton Heagy            Fernando Sisto
R. Craig Kennedy              Wayne W. Whalen*
Mitchell M. Merin*            Suzanne H. Woolsey
Jack E. Nelson


OFFICERS


Richard F. Powers, III*
PRESIDENT



Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER



A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY



John H. Zimmermann, III*
VICE PRESIDENT



Michael H. Santo*
VICE PRESIDENT



Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833

FUNDINFO-REGISTERED TRADEMARK-
For automated telephone system, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN GLOBAL EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Global Equity Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Global Equity Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


                            A Statement of
                            Additional Information,
                            which contains more
                            details about the Fund,
                            is incorporated by
                            reference in its
                            entirety into this
                            prospectus.

                            You will find additional
                            information about the
                            Fund in its annual and
                            semiannual reports to
                            shareholders. The annual
                            report explains the
                            market conditions and
                            investment strategies
                            affecting the Fund's
                            performance during its
                            last fiscal year.

                            You can ask questions or
                            obtain a free copy of
                            the Fund's reports or
                            its Statement of
                            Additional Information
                            by calling (800)
                            341-2911 from 7:00 a.m.
                            to 7:00 p.m., Central
                            time, Monday through
                            Friday.
                            Telecommunications
                            Device for the Deaf
                            users may call (800)
                            421-2833. A free copy of
                            the Fund's reports can
                            also be ordered from our
                            web site at
                            www.vankampen.com.


                            Information about the
                            Fund, including its
                            reports and Statement of
                            Additional Information,
                            has been filed with the
                            Securities and Exchange
                            Commission (SEC). It can
                            be reviewed and copied
                            at the SEC's Public
                            Reference Room in
                            Washington, DC or on the
                            EDGAR database on the
                            SEC's internet site
                            (http://www.sec.gov).
                            Information on the
                            operation of the SEC's
                            Public Reference Room
                            may be obtained by
                            calling the SEC at
                            1-202-942-8090. You can
                            also request copies of
                            these materials, upon
                            payment of a duplicating
                            fee, by electronic
                            request at the SEC's
                            e-mail address
                            (publicinfo@sec.gov), or
                            by writing the Public
                            Reference Section of the
                            SEC, Washington, DC
                            20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSGL PRO 10/00
                                                                      #65135

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND


Van Kampen International Magnum Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................6
   Investment Objective, Policies and Risks ................................7

   Investment Advisory Services ...........................................11

   Purchase of Shares .....................................................13

   Redemption of Shares ...................................................20

   Distributions from the Fund ............................................22

   Shareholder Services ...................................................22


   Federal Income Taxation ................................................24

   Financial Highlights ...................................................26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of undervalued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection. The Fund's investment adviser makes regional allocation, purchase and sale decisions considering factors such as relative valuations, earnings expectations and macroeconomic factors. The Fund's investment adviser selects securities it believes are undervalued by the market based on its research and company analysis. The Fund focuses primarily on issuers from countries comprising the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund also may invest up to 35% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.



The Fund emphasizes a "value" style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.



Additionally, stock prices of small- and medium-sized companies in which the Fund may invest often fluctuate more and may fall more than the stock prices of the larger companies during an overall stock market decline.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions and greater delays and disruptions in settlement transactions.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their Fund shares

- Wish to add to their investment portfolio a fund that emphasizes a "value" style of investing in equity securities of foreign issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the three calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Annual Return

1997   6.05%
1998   5.58%
1999  23.09%


The Fund's return for the nine-month period ended September 30, 2000 was -9.47%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.81% (for the quarter ended March 31, 1998) and the lowest quarterly return for Class A Shares was -18.19% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the MSCI EAFE Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                              PAST      SINCE
DECEMBER 31, 1999                         1 YEAR   INCEPTION
------------------------------------------------------------
Van Kampen International Magnum
Fund
-- Class A Shares                         16.01%      8.46%(1)
MSCI EAFE Index                           26.96%     13.82%(2)
 ...........................................................
Van Kampen International Magnum
Fund
-- Class B Shares                         17.34%      8.94%(1)
MSCI EAFE Index                           26.96%     13.82%(2)
 ...........................................................
Van Kampen International Magnum
Fund
-- Class C Shares                         21.32%      9.51%(1)
MSCI EAFE Index                           26.96%     13.82%(2)
 ...........................................................


INCEPTION DATES: (1) 7/1/96, (2) 6/30/96.
* THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND INCLUDES EUROPE, AUSTRALIA AND THE FAR EAST (ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAXES).

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            CLASS A     CLASS B     CLASS C
                             SHARES      SHARES      SHARES
------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)     None        None
 ...........................................................
Maximum deferred sales
charge (load) (as a
percentage of the
lesser of original
purchase price or
redemption proceeds)          None(2)    5.00%(3)    1.00%(4)
 ...........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ...........................................................
Redemption fee                None        None        None
 ...........................................................
Exchange fee                  None        None        None
 ...........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------
Management fees(5)           0.80%       0.80%       0.80%
 ...........................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ...........................................................
Other expenses(5)            0.63%       0.63%       0.63%
 ...........................................................
Total annual fund
operating expenses(5)        1.68%       2.43%       2.43%
 ...........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                                    YEAR 1-5.00%
                                    YEAR 2-4.00%
                                    YEAR 3-3.00%
                                    YEAR 4-2.50%
                                    YEAR 5-1.50%
                                     AFTER-NONE


         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."

   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.65% FOR CLASS A SHARES, 2.40% FOR CLASS B SHARES AND 2.40% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSE-MENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.



EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    ONE   THREE    FIVE    TEN
                                                    YEAR  YEARS   YEARS   YEARS
--------------------------------------------------------------------------------
Class A Shares                                      $736  $1,074  $1,435  $2,448
 ...............................................................................
Class B Shares                                      $746  $1,058  $1,446  $2,581*
 ...............................................................................
Class C Shares                                      $346  $  758  $1,296  $2,766
 ...............................................................................


You would pay the following expenses if you did not redeem your shares:


                                                    ONE   THREE    FIVE    TEN
                                                    YEAR  YEARS   YEARS   YEARS
--------------------------------------------------------------------------------
Class A Shares                                      $736  $1,074  $1,435  $2,448
 ...............................................................................
Class B Shares                                      $246  $  758  $1,296  $2,581*
 ...............................................................................
Class C Shares                                      $246  $  758  $1,296  $2,766
 ...............................................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the MSCI EAFE Index country weightings determined by the Fund's investment adviser. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of undervalued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection. The Fund's investment adviser seeks to create a portfolio of international equity securities it believes are undervalued by the market. The Fund focuses primarily on issuers from countries comprising the MSCI EAFE Index. The Fund may, however, invest up to 5% of its total assets in countries not included in the MSCI EAFE Index, including emerging market countries. The MSCI EAFE Index includes most nations in Western Europe, Australasia, Australia, New Zealand, Hong Kong and the Far East. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Investments in foreign companies may offer greater opportunities for capital appreciation than investments in domestic companies, but also are subject to special risks not typically associated with investing in domestic companies. As a result, the Fund's portfolio may experience greater price volatility than a fund investing in securities of domestic issuers.


The Fund is managed using a two-part process combining the expertise of a team of investment professionals, who individually represent different areas of expertise, and who together develop investment strategies for the Fund to use in making buy and sell decisions. Members of the global research team are located in offices around the world, including New York, London, Tokyo and Singapore. The Fund's investment adviser makes regional allocation decisions based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors, and input from the regionally located research teams. Once regional allocations have been determined, regional specialists seek to identify companies they believe are undervalued. Specialists analyze each company's finances, products and management, and members of the investment teams often meet with each company's management before a security is purchased for the Fund's portfolio.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stock and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



Under normal market conditions, the Fund may invest up to 35% of its total assets in in debt securities including certain short- and medium-term debt securities as well as money market instruments. Money-market instruments include obligations of the United States or foreign governments, high-quality short-term debt securities (including Eurodollar certificates of deposit), prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks and repurchase agreements. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



The Fund may invest in issuers of small-, medium-or large-capitalization companies. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than a Fund's investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS  % PER ANNUM
-------------------------------------
FIRST $500 MILLION          0.80%
 ....................................
NEXT $500 MILLION           0.75%
 ....................................
OVER $1 BILLION             0.70%
 ....................................



Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Francine J. Bovich is responsible for the day-to-day management of the Fund's investment portfolio. Ms. Bovich, a Managing Director, joined the Subadviser in 1993. Prior to joining the Subadviser, she was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser. Ms. Bovich began her investment career at Bankers Trust Company and also was a Managing Director of Citicorp Investment Management, Inc., where she had responsibility for the Institutional Investment Management Group. Ms. Bovich was appointed and serves as the U.S. Representative to the United Nations Investment Committee. In addition, she serves as an Emeritus Trustee and Chair of the Investment Sub-Committee for Connecticut College and is a former board member of the YWCA Retirement Fund. Ms. Bovich graduated from Connecticut College with a B.A. in Economics and received her M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Fund's portfolio since its inception.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                                    AS % OF    AS % OF
SIZE OF                                             OFFERING  NET AMOUNT
INVESTMENT                                           PRICE     INVESTED
------------------------------------------------------------------------
Less than $50,000                                    5.75%      6.10%
 .......................................................................
$50,000 but less than $100,000                       4.75%      4.99%
 .......................................................................
$100,000 but less than $250,000                      3.75%      3.90%
 .......................................................................
$250,000 but less than $500,000                      2.75%      2.83%
 .......................................................................
$500,000 but less than $1,000,000                    2.00%      2.04%
 .......................................................................
$1,000,000 or more                                    *          *
 .......................................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                                   CONTINGENT
                                                    DEFERRED
                                                  SALES CHARGE
                                               AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                            SUBJECT TO CHARGE
-----------------------------------------------------------------
First                                                5.00%
 ................................................................
Second                                               4.00%
 ................................................................
Third                                                3.00%
 ................................................................
Fourth                                               2.50%
 ................................................................
Fifth                                                1.50%
 ................................................................
Sixth and After                                       None
 ................................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co.

     and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the net determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, and the fiscal period July 1, 1996 (commencement of operations) to June 30, 1997 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                    CLASS A SHARES
                                         YEAR ENDED JUNE 30,     JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS     2000#    1999#    1998#    JUNE 30, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period..............................  $ 13.57  $ 14.85  $ 13.91      $ 12.00
                                      -------  -------  -------      -------
Income From Investment Operations
  Net Investment Income/Loss........     0.04     0.05     0.17         0.17
  Net Realized and Unrealized
  Gain/Loss.........................     1.97    (0.91)    0.96         1.88
                                      -------  -------  -------      -------
Total From Investment Operations....     2.01    (0.86)    1.13         2.05
                                      -------  -------  -------      -------
Distributions
  Net Investment Income.............       --    (0.25)   (0.18)       (0.13)
  In Excess of Net Investment
  Income............................       --    (0.01)      --           --
  Net Realized Gain.................       --       --    (0.01)       (0.01)
  In Excess of Net Realized Gain....       --    (0.16)      --           --
                                      -------  -------  -------      -------
Total Distributions.................       --    (0.42)   (0.19)       (0.14)
                                      -------  -------  -------      -------
Net Asset Value, End of Period......  $ 15.58  $ 13.57  $ 14.85      $ 13.91
                                      =======  =======  =======      =======
Total Return (1)....................    14.81%   (5.54%)    8.32%       17.30%**
                                      =======  =======  =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)...  $62,699  $45,573  $66,817      $21,961
Ratio of Expenses to Average Net
Assets..............................     1.65%    1.65%    1.65%        1.65%
Ratio of Net Investment Income/Loss
to Average Net Assets...............     0.26%    0.37%    1.19%        1.39%
Portfolio Turnover Rate.............       66%      70%      35%          22%**
---------------------------------------------------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss............  $  0.00+ $  0.00+ $  0.02      $  0.11
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....     1.68%    1.71%    1.82%        2.50%
  Net Investment Income/Loss to
  Average Net Assets................     0.23%    0.33%    1.02%        0.52%

                                      CLASS B SHARES
                                      YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS     2000#
------------------------------------  -------
Net Asset Value, Beginning of
Period..............................  $ 13.47
                                      -------
Income From Investment Operations
  Net Investment Income/Loss........    (0.08)
  Net Realized and Unrealized
  Gain/Loss.........................     1.96
                                      -------
Total From Investment Operations....     1.88
                                      -------
Distributions
  Net Investment Income.............       --
  In Excess of Net Investment
  Income............................       --
  Net Realized Gain.................       --
  In Excess of Net Realized Gain....       --
                                      -------
Total Distributions.................       --
                                      -------
Net Asset Value, End of Period......  $ 15.35
                                      =======
Total Return (1)....................    14.12%
                                      =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)...  $55,573
Ratio of Expenses to Average Net
Assets..............................     2.40%
Ratio of Net Investment Income/Loss
to Average Net Assets...............    (0.55%)
Portfolio Turnover Rate.............       66%
------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss............  $  0.00+
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....     2.43%
  Net Investment Income/Loss to
  Average Net Assets................    (0.58%)

                                              CLASS B SHARES
                                    YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS     1999#    1998#    JUNE 30, 1997
------------------------------------  ----------------------------------
Net Asset Value, Beginning of
Period..............................  $ 14.72  $ 13.84      $ 12.00
                                      -------  -------      -------
Income From Investment Operations
  Net Investment Income/Loss........    (0.04)    0.05         0.10
  Net Realized and Unrealized
  Gain/Loss.........................    (0.90)    0.97         1.85
                                      -------  -------      -------
Total From Investment Operations....    (0.94)    1.02         1.95
                                      -------  -------      -------
Distributions
  Net Investment Income.............    (0.15)   (0.13)       (0.10)
  In Excess of Net Investment
  Income............................    (0.00)+      --          --
  Net Realized Gain.................       --    (0.01)       (0.01)
  In Excess of Net Realized Gain....    (0.16)      --           --
                                      -------  -------      -------
Total Distributions.................    (0.31)   (0.14)       (0.11)
                                      -------  -------      -------
Net Asset Value, End of Period......  $ 13.47  $ 14.72      $ 13.84
                                      =======  =======      =======
Total Return (1)....................    (6.28%)    7.55%       16.40%**
                                      =======  =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)...  $48,096  $51,541      $18,215
Ratio of Expenses to Average Net
Assets..............................     2.40%    2.40%        2.40%
Ratio of Net Investment Income/Loss
to Average Net Assets...............    (0.33%)    0.40%        0.54%
Portfolio Turnover Rate.............       70%      35%          22%**
------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss............  $  0.00+ $  0.02      $  0.17
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....     2.46%    2.57%        3.34%
  Net Investment Income/Loss to
  Average Net Assets................    (0.37%)    0.23%       (0.42%)

                                      CLASS C SHARES
                                      YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS     2000#
------------------------------------  -------
Net Asset Value, Beginning of
Period..............................  $ 13.52
                                      -------
Income From Investment Operations
  Net Investment Income/Loss........    (0.09)
  Net Realized and Unrealized
  Gain/Loss.........................     2.00
                                      -------
Total From Investment Operations....     1.91
                                      -------
Distributions
  Net Investment Income.............       --
  In Excess of Net Investment
  Income............................       --
  Net Realized Gain.................       --
  In Excess of Net Realized Gain....       --
                                      -------
Total Distributions.................       --
                                      -------
Net Asset Value, End of Period......  $ 15.43
                                      =======
Total Return (1)....................    14.13%
                                      =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)...  $15,235
Ratio of Expenses to Average Net
Assets..............................     2.40%
Ratio of Net Investment Income/Loss
to Average Net Assets...............    (0.58%)
Portfolio Turnover Rate.............       66%
------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss............  $  0.00+
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....     2.43%
  Net Investment Income/Loss to
  Average Net Assets................    (0.61%)

                                              CLASS C SHARES
                                    YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS     1999#    1998#    JUNE 30, 1997
------------------------------------  ----------------------------------
Net Asset Value, Beginning of
Period..............................  $ 14.78  $ 13.83      $ 12.00
                                      -------  -------      -------
Income From Investment Operations
  Net Investment Income/Loss........    (0.03)    0.05         0.06
  Net Realized and Unrealized
  Gain/Loss.........................    (0.92)    0.99         1.88
                                      -------  -------      -------
Total From Investment Operations....    (0.95)    1.04         1.94
                                      -------  -------      -------
Distributions
  Net Investment Income.............    (0.15)   (0.08)       (0.10)
  In Excess of Net Investment
  Income............................    (0.00)+      --          --
  Net Realized Gain.................       --    (0.01)       (0.01)
  In Excess of Net Realized Gain....    (0.16)      --           --
                                      -------  -------      -------
Total Distributions.................    (0.31)   (0.09)       (0.11)
                                      -------  -------      -------
Net Asset Value, End of Period......  $ 13.52  $ 14.78      $ 13.83
                                      =======  =======      =======
Total Return (1)....................    (6.25%)    7.55%       16.27%**
                                      =======  =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)...  $14,187  $15,520      $ 9,156
Ratio of Expenses to Average Net
Assets..............................     2.40%    2.40%        2.40%
Ratio of Net Investment Income/Loss
to Average Net Assets...............    (0.26%)    0.36%        0.29%
Portfolio Turnover Rate.............       70%      35%          22%**
------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss............  $  0.00+ $  0.02      $  0.21
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....     2.46%    2.56%        3.45%
  Net Investment Income/Loss to
  Average Net Assets................    (0.30%)    0.20%       (0.77%)



     * COMMENCEMENT OF OPERATIONS
    ** NON-ANNUALIZED
     + AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan        Richard F. Powers, III*
Jerry D. Choate          Phillip B. Rooney
Linda Hutton Heagy       Fernando Sisto
R. Craig Kennedy         Wayne W. Whalen*
Mitchell M. Merin*       Suzanne H. Woolsey
Jack E. Nelson


OFFICERS

Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN INTERNATIONAL MAGNUM FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen International Magnum Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen International Magnum Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


                            A Statement of
                            Additional Information,
                            which contains more
                            details about the Fund,
                            is incorporated by
                            reference in its
                            entirety into this
                            prospectus.

                            You will find additional
                            information about the
                            Fund in its annual and
                            semiannual reports to
                            shareholders. The annual
                            report explains the
                            market conditions and
                            investment strategies
                            affecting the Fund's
                            performance during its
                            last fiscal year.

                            You can ask questions or
                            obtain a free copy of
                            the Fund's reports or
                            its Statement of
                            Additional Information
                            by calling (800)
                            341-2911 from 7:00 a.m.
                            to 7:00 p.m., Central
                            time, Monday through
                            Friday.
                            Telecommunications
                            Device for the Deaf
                            users may call (800)
                            421-2833. A free copy of
                            the Fund's reports can
                            also be ordered from our
                            web site at
                            www.vankampen.com.


                            Information about the
                            Fund, including its
                            reports and Statement of
                            Additional Information,
                            has been filed with the
                            Securities and Exchange
                            Commission (SEC). It can
                            be reviewed and copied
                            at the SEC's Public
                            Reference Room in
                            Washington, DC or on the
                            EDGAR database on the
                            SEC's internet site
                            (http://www.sec.gov).
                            Information on the
                            operation of the SEC's
                            Public Reference Room
                            may be obtained by
                            calling the SEC at
                            1-202-942-8090. You can
                            also request copies of
                            these materials, upon
                            payment of a duplicating
                            fee, by electronic
                            request at the SEC's
                            e-mail address
                            (publicinfo@sec.gov), or
                            by writing
                            the Public Reference
                            Section of the SEC,
                            Washington, DC
                            20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSIM PRO 10/00
                                                                      #65133

                                   VAN KAMPEN
                              LATIN AMERICAN FUND


Van Kampen Latin American Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................6
   Investment Objective, Policies and Risks ................................7

   Investment Advisory Services ...........................................15


   Purchase of Shares .....................................................17


   Redemption of Shares ...................................................24


   Distributions from the Fund ............................................25


   Shareholder Services ...................................................26


   Federal Income Taxation ................................................28

   Financial Highlights ...................................................29

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.


                             INVESTMENT STRATEGIES
Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America; and

- debt securities issued or guaranteed by Latin American governments or governmental entities.


Under normal market conditions, the Fund invests primarily in equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depository receipts and equity interests in trusts or partnerships.



The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.



The Fund's investment adviser combines top-down country criteria to allocate the Fund's assets among Latin American countries (based on relative economic, political and social fundamentals; stock valuations; and investor sentiment) with bottom-up fundamental analysis of Latin American issuers (seeking to identify issuers with strong earnings growth potential). The Fund's investment adviser focuses on companies offering attractive growth opportunities, reasonable valuations and/or management with strong shareholder value orientation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of one or more of the factors listed above materially change. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries.



Under normal market conditions, the Fund will invest more than 25% (but not more than 50%) of the Fund's total assets in securities of telecommunications companies, which reflects the increased presence of telecommunications companies in the Latin American markets. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities of comparable quality. The Fund's investments in emerging market countries' securities and lower-grade securities involve greater risks than investments in developed countries or higher-grade securities.



The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.


Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Latin American issuers may underperform relative to other sectors. Historically, securities of Latin American issuers have sometimes gone through extended periods when they did not perform as well as securities of domestic issuers or issuers of countries in other regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund invests) often fluctuate more than securities prices of larger companies.



FOREIGN, EMERGING MARKET COUNTRIES AND LATIN AMERICAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund invests) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.



The Fund is subject to additional risks associated with investing in securities of companies or governments that are subject to economic and financial factors and conditions of the Latin American region. Securities markets of Latin American countries are substantially smaller, less liquid, less regulated and more volatile than domestic securities markets. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors affecting issuers in that region than a more geographically diverse portfolio of investments.


TELECOMMUNICATIONS RISKS. Because the Fund emphasizes telecommunication companies, its portfolio is more susceptible to factors adversely affecting the telecommunications industry than a Fund without such emphasis. The telecommunications industry is undergoing significant technological and structural developments and may be subject to more governmental regulation than other industries. Securities of telecommunications companies may be more volatile than and may or may not move in tandem with the overall securities markets.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region

- Can withstand substantial volatility in the value of their Fund shares

- Wish to add to their investment portfolio a fund that invests in equity securities and debt securities of Latin American issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1995           -20.43%
1996            47.37%
1997            39.61%
1998           -35.93%
1999            68.16%


The Fund's return for the nine-month period ended September 30, 2000 was 6.52%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 40.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -36.09% (for the quarter ended March 31, 1995).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Latin America Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund.

The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



AVERAGE ANNUAL
TOTAL RETURNS
FOR THE PERIODS ENDED       PAST             PAST            SINCE
DECEMBER 31, 1999          1 YEAR           5 YEARS        INCEPTION
-----------------------------------------------------------------------
Van Kampen Latin
American Fund
-- Class A Shares               58.44%           10.70%           9.80%(1)
MSCI Emerging Markets
Free Latin America
Index                           58.89%            7.65%           7.75%(3)
 ......................................................................
Van Kampen Latin
American Fund
-- Class B Shares               61.91%              N/A          18.13%(2)
MSCI Emerging Markets
Free Latin America
Index                           58.89%            7.65%          11.30%(4)
 ......................................................................
Van Kampen Latin
American Fund
-- Class C Shares               65.59%           11.19%          10.14%(1)
MSCI Emerging Markets
Free Latin America
Index                           58.89%            7.65%           7.75%(3)
 ......................................................................
INCEPTION DATES: (1) 7/6/94, (2) 8/1/95, (3) 6/30/94, (4) 7/31/95.
N/A -- NOT APPLICABLE.
*THE MSCI EMERGING MARKETS FREE LATIN AMERICAN INDEX IS AN UNMANAGED
 BROAD-BASED MARKET CAPITALIZATION-WEIGHTED COMPOSITE INDEX COVERING AT
 LEAST 60% OF THE MARKETS IN ARGENTINA, BRAZIL FREE, CHILE, COLOMBIA,
 MEXICO FREE, PERU AND VENEZUELA, INCLUDING DIVIDENDS.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                         CLASS A     CLASS B     CLASS C
                          SHARES      SHARES      SHARES
---------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)           5.75%(1)     None        None
 ........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                  None(2)    5.00%(3)    1.00%(4)
 ........................................................
Maximum sales charge
(load) imposed on
reinvested dividends       None        None        None
 ........................................................
Redemption fee             None        None        None
 ........................................................
Exchange fee               None        None        None
 ........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------
Management fees(5)        1.25%       1.25%       1.25%
 ........................................................
Distribution and/or
service (12b-1)
fees(6)                   0.25%       1.00%(7)    1.00%(7)
 ........................................................
Other expenses(5)         0.88%       0.88%       0.88%
 ........................................................
Total annual fund
operating expenses(5)     2.38%       3.13%       3.13%
 ........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:


                         YEAR 1-5.00%
                         YEAR 2-4.00%
                         YEAR 3-3.00%
                         YEAR 4-2.50%
                         YEAR 5-1.50%
                          AFTER-NONE

        SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 2.10% FOR CLASS A SHARES, 2.85% FOR CLASS B SHARES AND 2.85% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSE-MENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $802  $1,275  $1,772  $3,135
 ................................................................
Class B Shares                       $816  $1,266  $1,790  $3,266*
 ................................................................
Class C Shares                       $416  $  966  $1,640  $3,439
 ................................................................


You would pay the following expenses if you did not redeem your shares:


                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $802  $1,275  $1,772  $3,135
 ................................................................
Class B Shares                       $316  $  966  $1,640  $3,266*
 ................................................................
Class C Shares                       $316  $  966  $1,640  $3,439
 ................................................................


     *  BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers"); and

- debt securities issued or guaranteed by Latin American governments or governmental entities ("Sovereign Debt").


Under normal market conditions, the Fund invests primarily, or only , in equity securities.



The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.


The Fund's investment adviser combines top-down country allocation with bottom-up stock selection. The Fund's investment adviser allocates the Fund's assets among Latin American countries based on relative economic, political and social fundamentals; stock valuations; and investor sentiment. The Fund invests within countries based on fundamental analysis of Latin American issuers and seeks to identify issuers with strong earnings growth potential. The Fund's investment adviser focuses on companies offering attractive growth opportunities, reasonable valuations and management with strong shareholder value orientation.

Latin American countries consist of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Fund focuses its investments in listed equity securities in

Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year. To the extent the Fund emphasizes issuers of a single country, the Fund is more susceptible to any single economic, political or regulatory occurance affecting issues located in that country. Because of the Fund's policy of concentrating its assets in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurance affecting issuers located in the Latin American region.


Equity securities in which the Fund invests include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depositary receipts and equity interests in trusts or partnerships. The Fund may invest in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade or unrated securities determined by the Fund's investment adviser to be of comparable quality, which are commonly referred to as "junk bonds." Such lower-quality securities are regarded as being predominantly speculative and involve significant risks including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. The Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund generally invests in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.



The Fund's Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its total assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its total assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 50% of the Fund's total assets.

To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Temporary defensive strategy."

                         TYPES OF INVESTMENT SECURITIES
The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stock, depository receipts and equity interests in trusts or partnerships. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any right in the assets of the issuing company. Rights and warrants may lack a secondary market.



The Fund may , but is under no obligation to, invest in certain debt securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. For a further description of securities ratings, see the Fund's Statement of Additional Information.


The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund may, but is not obligated to, invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.



In addition to Brady Bonds, the Fund may, but is not obligated to, invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign Debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a Sovereign Debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.



The Fund may invest in securities of Latin American issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign entities. Investments in other investment companies may involve duplication of management fees and certain other expenses.


The Fund may invest in small-, medium- or large-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger-sized companies.


The Fund may enter into foreign currency forward contracts and foreign currency futures contracts, may purchase and sell put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options thereon. There currently are limited options and futures markets for Latin American currencies, securities and indices, and the nature of the strategies adopted by the Fund's investment adviser and the extent to which those strategies are used depends on the development of those markets.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in Latin American countries, the nature of strategies adopted by the Fund's investment adviser and the extent to which those strategies are used depends on the development of those markets.


Investors should consider carefully the risks of foreign investments before investing in the Fund.



ADDITIONAL RISKS OF INVESTING IN LATIN AMERICAN COUNTRIES. The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The Fund's investments are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.



In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the U.S., although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Investments in Latin American countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.



The extent of economic development, political stability and market depth of Latin American countries varies and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Latin American countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of more developed markets. Latin American countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in Latin American countries may be more precarious than in more developed countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.



Certain Latin American countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries often are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.



                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivative instruments). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


The Fund may lend its portfolio securities in an amount up to 20% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS  % PER ANNUM
-------------------------------------
First $500 million             1.25%
 ....................................
Next $500 million              1.20%
 ....................................
Over $1 billion                1.15%
 ....................................



Applying this fee schedule, the effective advisory fee rate was 1.25% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Fund and the Adviser, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group"), managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISER AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Robert L. Meyer, Andy Skov and Michael Perl are responsible as co-managers for the management of the Fund's investment portfolio.



Mr. Meyer, a Managing Director and co-head of the Emerging Markets Equity Group, joined the Subadviser in 1989. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he holds the Chartered Financial Analyst designation. Mr. Meyer has been a co-manager of the Fund since its inception.



Mr. Skov, a Managing Director and co-head of the Emerging Markets Equity Group, joined the Subadviser in 1994 as a portfolio manager. Prior to joining the Subadviser, he worked in the Latin America group at Bankers Trust in corporate finance, research and sales; two of those years he spent in Argentina. He graduated from the University of California at Berkeley with a B.A. (Phi
Beta Kappa) in Political Science and Economic Development. Mr. Skov has been a co-manager of the Fund since May 1997.



Mr. Perl, a Principal and a portfolio manager in the Emerging Markets Equity Group focusing on Latin America, joined the Subadviser in 1998. Prior to joining the Subadviser, he worked as a Latin American Portfolio Manager at Bankers Trust Australia from 1992 to 1998. He graduated from the University of New South Wales and a Bachelor of Commerce (Honors), majoring in Finance, Accounting and Taxation. Mr. Perl has been a co-manager of the Fund since November 1998.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ"), and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



Trading in securities on many foreign securities exchanges and over-the-counter markets may not coincide with the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.


The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF    AS % OF
SIZE OF                              OFFERING  NET AMOUNT
INVESTMENT                            PRICE     INVESTED
---------------------------------------------------------
Less than $50,000                     5.75%      6.10%
 ........................................................
$50,000 but less than $100,000        4.75%      4.99%
 ........................................................
$100,000 but less than $250,000       3.75%      3.90%
 ........................................................
$250,000 but less than $500,000       2.75%      2.83%
 ........................................................
$500,000 but less than $1,000,000     2.00%      2.04%
 ........................................................
$1,000,000 or more                     *          *
 ........................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                         CONTINGENT
                                          DEFERRED
                                        SALES CHARGE
                                     AS A PERCENTAGE OF
                                       DOLLAR AMOUNT
YEAR SINCE PURCHASE                  SUBJECT TO CHARGE
-------------------------------------------------------
First                                      5.00%
 ......................................................
Second                                     4.00%
 ......................................................
Third                                      3.00%
 ......................................................
Fourth                                     2.50%
 ......................................................
Fifth                                      1.50%
 ......................................................
Sixth and After                             None
 ......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, 1997 and 1996 and the fiscal period August 1, 1995 (commencement of offering of Class B Shares) to June 30, 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                     CLASS A SHARES
                                                 ------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                 ------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                2000 #      1999 #      1998 #      1997       1996
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........    $ 11.54     $ 11.42     $ 17.39     $ 12.63    $  9.08
                                                 -------     -------     -------     -------    -------
Income From Investment Operations
  Net Investment Income/Loss.................       0.04        0.09       (0.01)       0.02       0.10
  Net Realized and Unrealized Gain/Loss......       2.66        0.19       (2.73)       6.46       3.47
                                                 -------     -------     -------     -------    -------
Total From Investment Operations.............       2.70        0.28       (2.74)       6.48       3.57
                                                 -------     -------     -------     -------    -------
DISTRIBUTIONS
  Net Investment Income......................         --       (0.04)         --          --      (0.02)
  In Excess of Net Investment Income.........         --       (0.07)         --       (0.09)        --
  Net Realized Gain..........................         --          --       (1.92)      (1.63)        --
  In Excess of Net Realized Gain.............         --       (0.05)      (1.31)         --         --
                                                 -------     -------     -------     -------    -------
  Total Distributions........................         --       (0.16)      (3.23)      (1.72)     (0.02)
                                                 -------     -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD...............    $ 14.24     $ 11.54     $ 11.42     $ 17.39    $ 12.63
                                                 =======     =======     =======     =======    =======
TOTAL RETURN (1).............................      23.29%       3.00%    (17.37%)      57.32%     39.35%
                                                 =======     =======     =======     =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............    $38,525     $34,139     $44,439     $84,401    $18,701
Ratio of Expenses to Average Net Assets......       2.17%       2.20%       2.25%       2.24%      2.11%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................       0.31%       0.98%      (0.09%)     (0.08%)     1.18%
Portfolio Turnover Rate......................         78%        163%        249%        241%       131%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During
  the Period
Per Share Benefit to Net Investment
Income/Loss..................................    $  0.03     $  0.02     $  0.02     $  0.10    $  0.09
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............       2.38%       2.44%       2.41%       2.77%      3.28%
  Net Investment Income/Loss to Average Net
    Assets...................................       0.10%       0.74%      (0.24%)     (0.61%)     0.01%
Ratio of Expenses to Average Net Assets
  excluding country tax expense and interest
  expense....................................       2.10%       2.10%       2.10%       2.10%      2.10%
-------------------------------------------------------------------------------------------------------

                                                                         CLASS B SHARES
                                               -------------------------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                                               --------------------------------------------    AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS              2000 #       1999 #      1998 #      1997         JUNE 30, 1996
---------------------------------------------  -------------------------------------------------------------------
Net Asset Value, Beginning of Period.........  $  11.19     $ 11.03     $ 16.99     $ 12.45          $  9.58
                                               --------     -------     -------     -------          -------
Income From Investment Operations
  Net Investment Income/Loss.................     (0.06)       0.02       (0.08)      (0.03)            0.03
  Net Realized and Unrealized Gain/Loss......      2.57        0.22       (2.65)       6.28             2.84
                                               --------     -------     -------     -------          -------
Total From Investment Operations.............      2.51        0.24       (2.73)       6.25             2.87
                                               --------     -------     -------     -------          -------
DISTRIBUTIONS
  Net Investment Income......................        --       (0.01)         --          --               --
  In Excess of Net Investment Income.........        --       (0.02)         --       (0.08)              --
  Net Realized Gain..........................        --          --       (1.92)      (1.63)              --
  In Excess of Net Realized Gain.............        --       (0.05)      (1.31)         --               --
                                               --------     -------     -------     -------          -------
  Total Distributions........................        --       (0.08)      (3.23)      (1.71)              --
                                               --------     -------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD...............  $  13.70     $ 11.19     $ 11.03     $ 16.99          $ 12.45
                                               ========     =======     =======     =======          =======
TOTAL RETURN (1).............................     22.32%       2.47%     (17.82)%     56.17%           29.26%*
                                               ========     =======     =======     =======          =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $ 19,635     $18,570     $24,206     $14,314          $ 2,041
Ratio of Expenses to Average Net Assets......      2.92%       2.96%       2.99%       2.99%            2.87%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................     (0.47%)      0.20%      (0.58%)     (0.78%)           0.88%
Portfolio Turnover Rate......................        78%        163%        249%        241%             131%*
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During
  the Period
Per Share Benefit to Net Investment
Income/Loss..................................  $   0.03     $  0.02     $  0.02     $  0.02          $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............      3.13%       3.20%       3.16%       3.55%            3.89%
  Net Investment Income/Loss to Average Net
    Assets...................................     (0.68%)     (0.04%)     (0.73%)     (1.34%)          (0.14%)
Ratio of Expenses to Average Net Assets
  excluding country tax expense and interest
  expense....................................      2.85%       2.85%       2.85%       2.85%            2.85%
-------------------------------------------------------------------------------------------------------

                                                                   CLASS C SHARES
                                               ------------------------------------------------------
                                                                YEAR ENDED JUNE 30,
                                               ------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS              2000 #      1999 #      1998 #      1997       1996
---------------------------------------------  ------------------------------------------------------
Net Asset Value, Beginning of Period.........  $ 11.18     $ 11.04     $ 17.01     $ 12.43    $ 8.99
                                               -------     -------     -------     -------    ------
Income From Investment Operations
  Net Investment Income/Loss.................    (0.06)       0.02       (0.11)      (0.07)     0.04
  Net Realized and Unrealized Gain/Loss......     2.57        0.20       (2.63)       6.31      3.40
                                               -------     -------     -------     -------    ------
Total From Investment Operations.............     2.51        0.22       (2.74)       6.24      3.44
                                               -------     -------     -------     -------    ------
DISTRIBUTIONS
  Net Investment Income......................       --       (0.01)         --          --        --
  In Excess of Net Investment Income.........       --       (0.02)         --       (0.03)       --
  Net Realized Gain..........................       --          --       (1.92)      (1.63)       --
  In Excess of Net Realized Gain.............       --       (0.05)      (1.31)         --        --
                                               -------     -------     -------     -------    ------
  Total Distributions........................       --       (0.08)      (3.23)      (1.66)       --
                                               -------     -------     -------     -------    ------
NET ASSET VALUE, END OF PERIOD...............  $ 13.69     $ 11.18     $ 11.04     $ 17.01    $12.43
                                               =======     =======     =======     =======    ======
TOTAL RETURN (1).............................    22.34%       2.28%     (17.86)%     56.04%    38.26%
                                               =======     =======     =======     =======    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $10,772     $10,387     $14,577     $20,345    $6,780
Ratio of Expenses to Average Net Assets......     2.92%       2.96%       3.00%       2.99%     2.86%
Ratio of Net Investment Income/Loss to
Average Net Assets...........................    (0.47%)      0.23%      (0.77%)     (0.79%)    0.42%
Portfolio Turnover Rate......................       78%        163%        249%        241%      131%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During
  the Period
Per Share Benefit to Net Investment
Income/Loss..................................  $  0.03     $  0.02     $  0.02     $  0.05    $ 0.12
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............     3.13%       3.20%       3.16%       3.56%     4.06%
  Net Investment Income/Loss to Average Net
    Assets...................................    (0.68%)     (0.01%)     (0.93%)     (1.36%)   (0.78%)
Ratio of Expenses to Average Net Assets
  excluding country tax expense and interest
  expense....................................     2.85%       2.85%       2.85%       2.85%     2.85%
-------------------------------------------------------------------------------------------------------



     *  NON-ANNUALIZED
     +  THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     #  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson


OFFICERS

Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN LATIN AMERICAN FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Latin American Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Latin American Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSLA PRO 10/00
                                                                      #65109

                                   VAN KAMPEN
                              MID CAP GROWTH FUND


Van Kampen Mid Cap Growth Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................4
   Investment Objective, Policies and Risks ................................5
   Investment Advisory Services ............................................8

   Purchase of Shares ......................................................9


   Redemption of Shares ...................................................16

   Distributions from the Fund ............................................18

   Shareholder Services ...................................................18

   Federal Income Taxation ................................................20

   Financial Highlights ...................................................22


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve long-term growth.


                             INVESTMENT STRATEGIES
The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and other equity securities of medium-sized companies at the time of investment. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock.


The Fund emphasizes a "growth" style of investing focusing on those companies selected using the Fund's investment adviser's four-part process. This process combines quantitative, fundamental and valuation analysis with a strict sell discipline to seek companies with above-average potential for capital growth. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for growth of such securities materially change. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a "growth" style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.



RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger companies. Investments in medium-sized companies carry additional risks because their earnings tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods where they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:
- Seek capital growth over the long term
- Do not seek current income from their investment
- Can withstand substantial volatility in the value of their Fund shares
- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                            PERFORMANCE INFORMATION

The Fund commenced investment operations on October 25, 1999. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average total returns compared to a benchmark index selected for the Fund. This information serves as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year-to-year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.


                               FEES AND EXPENSES
                                  OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            CLASS A     CLASS B     CLASS C
                             SHARES      SHARES      SHARES
------------------------------------------------------------


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)     None        None
 ...........................................................
Maximum deferred sales
charge (load) (as a
percentage of the
lesser of original
purchase price or
redemption proceeds)          None(2)    5.00%(3)    1.00%(4)
 ...........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ...........................................................
Redemption fee                None        None        None
 ...........................................................
Exchange fee                  None        None        None
 ...........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------
Management fees              0.75%       0.75%       0.75%
 ...........................................................
Distribution and/or
service
(12b-1) fees(5)              0.25%       1.00%(6)    1.00%(6)
 ...........................................................
Other expenses               0.63%       0.63%       0.63%
 ...........................................................
Total annual fund
operating expenses           1.63%       2.38%       2.38%
 ...........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:


                    YEAR 1-5.00%
                    YEAR 2-4.00%
                    YEAR 3-3.00%
                    YEAR 4-2.50%
                    YEAR 5-1.50%
                      AFTER-NONE

         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."
   (5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (6) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares           $731      $1,060     $1,411     $2,397
 ...............................................................
Class B Shares           $741      $1,042     $1,420     $2,530*
 ...............................................................
Class C Shares           $341      $  742     $1,270     $2,716
 ...............................................................



You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares           $731      $1,060     $1,411    $ 2,397
 ...............................................................
Class B Shares           $241      $  742     $1,270    $ 2,530*
 ...............................................................
Class C Shares           $241      $  742     $1,270    $ 2,716
 ...............................................................



     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The Fund's investment objective is to seek to achieve long-term growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. Under normal market conditions, the Fund invests at least 65% its total assets in common stocks and other equity securities of medium-sized companies at the time of investment. Under current market conditions, the Fund's investment adviser defines medium-sized companies by reference to those companies represented in the Standard & Poor's ("S&P") MidCap 400 Index, an unmanaged capitalization-weighted measure of 400 stocks in the mid-range sector of the market (which consists of companies in the capitalization range of approximately $148 million to $16.6 billion as of August 31, 2000). The Fund may also invest in common stocks and other equity securities of small-and large-sized companies.



The Fund's primary approach is to seek to identify those companies that offer sound fundamental values and opportunities for capital growth. In selecting securities for investment, the Fund's investment adviser uses a four-step investment process which combines quantitative screening techniques, fundamental and valuation analysis with strict sell discipline. The first step of the process is to screen potential candidates for investment based upon earnings predictions. From this, companies with rising estimated earnings revisions are selected and subjected to rigorous fundamental analysis. The investment adviser uses valuation analysis to eliminate what it believes to be the most overvalued securities. The most attractive opportunities as determined by the Fund's investment adviser are selected for investment. After investment, the Fund's investment adviser follows a strict sell discipline, requiring the sale of Fund investments, if (i) their earnings fall to unacceptable levels, (ii) research uncovers unfavorable trends or (iii) valuations exceed levels determined to be reasonable given the growth prospects. Because of the fully managed approach of the Fund, the Fund's turnover rate may be greater than other portfolios' turnover rates and result in increased transaction costs, including higher brokerage charges, which may adversely impact the Fund's performance.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



The Fund may invest in foreign equity securities. Foreign securities may involve greater risks than those issued by U.S. companies. Economic, political, and other events unique to a country or regions will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Fund's investments may be denominated in a foreign currency. Changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for long-term growth has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for long-term growth on these securities will tend to be lower than the potential for long-term growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

                             % PER
 AVERAGE DAILY NET ASSETS    ANNUM
-------------------------------------
First $500 million             0.75%
 ....................................
Next $500 million              0.70%
 ....................................
Over $1 billion                0.65%
 ....................................


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Miller Anderson & Sherrerd, LLP ("MAS") is the Fund's investment adviser (the "Subadviser"). The Subadviser is a Pennsylvania limited liability partnership founded in 1969. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Arden C. Armstrong, David P. Chu and Steven B. Chulik are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.



Ms. Armstrong, a Managing Director, joined the Subadviser in 1986. She assumed responsibility for the MAS-advised institutional mid cap growth fund in 1990, the MAS-advised institutional equity fund in 1994 and the MAS-advised institutional small cap growth fund in 1998. Ms. Armstrong holds a B.A. (Magna Cum Laude) in Economics from Brown University and an M.B.A. from The Wharton School of the University of Pennsylvania. She holds the Chartered Financial Analyst designation. Ms. Armstrong has been affiliated with the Fund since its inception.



Mr. Chu, a Vice President, joined the Subadviser in 1998. He has been comanager of the MAS-advised institutional mid cap growth fund since 1998 and the MAS-advised institutional small cap growth fund since 1998. He served as a Senior Equity Analyst from 1992 to 1997 and as fund comanager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. Mr. Chu earned a B.S. from University of Michigan and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Chu has been affiliated with the Fund since its inception.



Mr. Chulik joined the Subadviser in 1997. He has been comanager of the MAS-advised institutional mid cap growth fund since 1999 and the MAS-advised institutional small cap growth fund since 1999. He was a quantitative hedge fund analyst from 1994 to 1995 for IBJ Schroder Bank and Trust. Prior to that time, he was an engineer from 1989-1995 for Lockheed Martin, Astro Space Division. Mr. Chulik earned a B.S. from Columbia University and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Chulick has been affiliated with the Fund since its inception.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                                    AS % OF    AS % OF
SIZE OF                                             OFFERING  NET AMOUNT
INVESTMENT                                           PRICE     INVESTED
------------------------------------------------------------------------
Less than $50,000                                    5.75%      6.10%
 .......................................................................
$50,000 but less than $100,000                       4.75%      4.99%
 .......................................................................
$100,000 but less than $250,000                      3.75%      3.90%
 .......................................................................
$250,000 but less than $500,000                      2.75%      2.83%
 .......................................................................
$500,000 but less than $1,000,000                    2.00%      2.04%
 .......................................................................
$1,000,000 or more                                    *          *
 .......................................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                                        CONTINGENT
                                                         DEFERRED
                                                       SALES CHARGE
                                                    AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT
YEAR SINCE PURCHASE                                 SUBJECT TO CHARGE
----------------------------------------------------------------------
First                                                     5.00%
 .....................................................................
Second                                                    4.00%
 .....................................................................
Third                                                     3.00%
 .....................................................................
Fourth                                                    2.50%
 .....................................................................
Fifth                                                     1.50%
 .....................................................................
Sixth and After                                            None
 .....................................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co.

     and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS




The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                    CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
                                                                 OCTOBER 25, 1999* TO  OCTOBER 25, 1999* TO  OCTOBER 25, 1999* TO
SELECTED PER SHARE DATA AND RATIOS                                  JUNE 30, 2000#        JUNE 30, 2000#        JUNE 30, 2000#
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........................        $ 10.00               $ 10.00               $ 10.00
                                                                       -------               -------               -------
Income From Investment Operations
  Net Investment Loss..........................................          (0.09)                (0.16)                (0.16)
  Net Realized and Unrealized Gain.............................           3.46                  3.47                  3.49
                                                                       -------               -------               -------
Total From Investment Operations...............................           3.37                  3.31                  3.33
                                                                       -------               -------               -------
Net Asset Value, End of Period.................................        $ 13.37               $ 13.31               $ 13.33
                                                                       =======               =======               =======
Total Return (1)...............................................          33.70%**              33.10%**              33.30%**
                                                                       =======               =======               =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)..............................        $38,401               $40,499               $20,046
Ratio of Expenses to Average Net Assets........................           1.63%                 2.38%                 2.38%
Ratio of Net Investment Loss to Average Net Assets.............          (1.04%)               (1.83%)               (1.81%)
Portfolio Turnover Rate........................................            103%**                103%**                103%**
---------------------------------------------------------------------------------------------------------------------------------



     * COMMENCEMENT OF OPERATIONS
    ** NON-ANNUALIZED
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan             Richard F. Powers, III*
Jerry D. Choate               Phillip B. Rooney
Linda Hutton Heagy            Fernando Sisto
R. Craig Kennedy              Wayne W. Whalen*
Mitchell M. Merin*            Suzanne H. Woolsey
Jack E. Nelson

OFFICERS


Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN MID CAP GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Mid Cap Growth Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Mid Cap Growth Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                              MID CAP GROWTH FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                   MCG PRO 10/00
                                                                       #65172

                                   VAN KAMPEN
                                  TAX MANAGED
                             GLOBAL FRANCHISE FUND


Van Kampen Tax Managed Global Franchise Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000


                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6
   Investment Advisory Services ...........................................12
   Purchase of Shares .....................................................13
   Redemption of Shares ...................................................20
   Distributions from the Fund ............................................22
   Shareholder Services ...................................................22
   Federal Income Taxation ................................................24
   Financial Highlights ...................................................26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.


The Fund's investment adviser seeks to minimize the impact of federal income taxes on shareholder returns by employing certain tax sensitive investment strategies such as:

- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.

- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.

- When selling a security, selling, in most cases, the shares with the higher cost basis first.

The Fund's investment adviser uses a "bottom-up" investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Fund's investment adviser believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. Sell decisions are directly connected to buy decisions.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). The Fund may invest in issuers from developing or emerging market countries. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.


Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.


TAX MANAGED INVESTING. Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed. The Fund may therefore not be a suitable investment for individual retirement accounts ("IRAs"), other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. Although the Fund strives to avoid realizing taxable capital gains, it utilizes an active management style and may realize capital gains on the sale of securities. For instance, portfolio securities may be sold when the Fund's investment adviser believes that the tax impact of the sale is outweighed by other factors such as the risks of holding the security or the availability of other investments that have better potential returns. There can be no assurance that your after-tax returns from the Fund will be better than those you would earn from an investment in a capital appreciation fund that is not tax managed. Changes in tax laws may limit the effectiveness of the Fund's tax sensitive strategies.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term


- Seek lower taxable distributions than a traditional equity capital appreciation fund (the Fund may not be an appropriate investment for IRAs, other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments)


- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their Fund shares


- Wish to add to their investment portfolio a fund that invests primarily in publicly traded equity securities of U.S. and other issuers while attempting to minimize the impact of federal income taxes on shareholder returns (including investors who have already contributed the maximum permitted amounts to IRAs or other tax-deferred accounts, investors saving for childrens' educational expenses or investors seeking more liquidity than that offered by variable annuities)



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual return of the Fund's Class A Shares over the one calendar year prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1999*          20.49%

* THE ANNUAL RETURN SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND PRIOR TO IMPLIMENTING THE FUND'S TAX SENSITIVE STRATEGIES WHICH WERE ADDED TO THE FUND'S OVERALL INVESTMENT STRATEGY EFFECTIVE APRIL 3, 2000.


The Fund's return for the nine-month period ended September 30, 2000 was 11.94%. As a result of recent market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 9.21% (for the quarter ended 6/30/99) and the lowest quarterly return for Class A Shares was .92% (for the quarter ended 9/30/99).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International (MSCI) World Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS**
FOR THE
PERIODS ENDED                   PAST           SINCE
DECEMBER 31, 1999              1 YEAR        INCEPTION
------------------------------------------------------
Van Kampen Tax Managed
Global Franchise Fund
-- Class A Shares              13.55%         18.52%(1)
MSCI World Index               24.93%         39.28%(2)
 .....................................................
Van Kampen Tax Managed
Global Franchise Fund
-- Class B Shares              14.69%         20.28%(1)
MSCI World Index               24.93%         39.28%(2)
 .....................................................
Van Kampen Tax Managed
Global Franchise Fund
-- Class C Shares              18.52%         23.94%(1)
MSCI World Index               24.93%         39.28%(2)
 .....................................................



INCEPTION DATE: (1) 9/25/98, (2) 9/30/98
*      THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN
       UNMANAGED INDEX WHICH INCLUDES SECURITIES LISTED ON THE STOCK
       EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW
       ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF
       WITHHOLDING TAX.
**     THE ANNUAL RETURNS SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND PRIOR
       TO IMPLIMENTING THE FUND'S TAX SENSITIVE STRATEGIES WHICH WERE ADDED
       TO THE FUND'S OVERALL INVESTMENT STRATEGY EFFECTIVE APRIL 3, 2000.


                               FEES AND EXPENSES
                                  OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A     CLASS B     CLASS C
                            SHARES      SHARES      SHARES
---------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5.75%(1)    None        None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                    None(2)     5.00%(3)    1.00%(4)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None        None        None
 ..............................................................
Redemption fee               None        None        None
 ..............................................................
Exchange fee                 None        None        None
 ..............................................................

                            CLASS A     CLASS B     CLASS C
                             SHARES      SHARES      SHARES
----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------
Management fees(5)           1.00%       1.00%       1.00%
 ...............................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ...............................................................
Other expenses(5)            5.92%       6.17%       5.15%
 ...............................................................
Total annual fund
operating expenses(5)        7.17%       8.17%       7.15%
 ...............................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                           YEAR 1-5.00%
                           YEAR 2-4.00%
                           YEAR 3-3.00%
                           YEAR 4-2.50%
                           YEAR 5-1.50%
                             AFTER-NONE


         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.80% FOR CLASS A SHARES, 2.55% FOR CLASS B SHARES AND 2.55% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSE-MENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.



EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares          $1,243     $2,537     $3,775     $6,643
 ...............................................................
Class B Shares          $1,304     $2,636     $3,923     $6,847*
 ...............................................................
Class C Shares          $  807     $2,077     $3,388     $6,427
 ...............................................................



You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE       TEN
                         YEAR      YEARS      YEARS      YEARS
----------------------------------------------------------------
Class A Shares          $1,243     $2,537     $3,775     $6,643
 ...............................................................
Class B Shares          $  804     $2,336     $3,773     $6,847*
 ...............................................................
Class C Shares          $  707     $2,077     $3,388     $6,427
 ...............................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The franchise focus of the Fund is based on the investment adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create or to replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Fund's investment adviser with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Fund's investment adviser uses a "bottom up" strategy emphasizing individual security selection. The Fund's investment adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting its investment criteria.


In managing the Fund, the Fund's investment adviser seeks to employ investment strategies that attempt to achieve high after-tax returns by balancing investment and tax considerations when deciding whether to buy or sell securities. The Fund is designed to minimize income distributions and the distributions of capital gains. The Fund may use, but is not limited to, the following tax management techniques and strategies:

- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.

- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.

- When selling a security, selling, in most cases, the shares with the higher cost basis first.

The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and realized capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided. The Fund added these tax sensitive strategies as part of its overall investment strategy effective April 3, 2000.

The Fund's investment adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. While the Fund invests in a number of different issuers and industries, the Fund may invest in a smaller number of companies within the limits permissible for a diversified fund and may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund is subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.

Under normal market conditions, the Fund invests at least 65% of the Fund's total assets in securities of issuers located in at least three different countries (including the U.S.). Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any single country or region. To the extent the Fund does invest more of its assets in a single country or region, the Fund will be subject to greater risks impacting such country or region than a fund which maintains broad country diversity. The Fund may invest in securities of issuers located in developing or emerging market countries; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. See "Risks of Investing in Securities of Foreign Issuers" below.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, rights or warrants to purchase stocks, and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure.

Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.



A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign entities. Investments in other investment companies may involve duplication of management fees and certain other expenses.


The Fund may invest in issuers in any capitalization range. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.

                             DERIVATIVE INSTRUMENTS
The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


Certain derivative instrument transactions may result in the Fund realizing taxable income or capital gains.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satsify its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund balances investment and tax considerations when deciding whether to buy and sell securities. A strategy of the Fund is to minimize capital gain producing portfolio turnover. Notwithstanding the foregoing, the Fund may sell securities and recognize gains when the investment adviser deems it advisable in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


AVERAGE DAILY NET ASSETS              % PER ANNUM
--------------------------------------------------
FIRST $500 MILLION                           1.00%
 .................................................
NEXT $500 MILLION                            0.95%
 .................................................
OVER $1 BILLION                              0.90%
 .................................................



Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group") managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Andrew Brown has had primary responsibility for the day-to-day management of the Fund's investment portfolio since its inception. Mr. Brown, a Managing Director, joined the MSDW Investment Management Group in May 1994 as a consultant global analyst specializing in non-cyclical stocks and became a Managing Director in 1998. Mr. Brown spent the first nine years of his business career as a journalist at Fortune Magazine, and worked from 1986 through 1991 as an equity research analyst for Morgan Stanley International, specializing in UK and Continental European consumer stocks. Mr. Brown then became a Research Director at J.O. Hambro & Partners from 1991 through 1992, and a Director with Frew Macmaster Ltd, a consulting firm, from 1992 through 1994. Mr. Brown graduated from Harvard University in 1977 with an A.B. magna cum laude in English.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and / or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale on that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers, and (iv) valuing securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF    AS % OF
SIZE OF                              OFFERING  NET AMOUNT
INVESTMENT                            PRICE     INVESTED
---------------------------------------------------------
Less than $50,000                     5.75%      6.10%
 ........................................................
$50,000 but less than $100,000        4.75%      4.99%
 ........................................................
$100,000 but less than $250,000       3.75%      3.90%
 ........................................................
$250,000 but less than $500,000       2.75%      2.83%
 ........................................................
$500,000 but less than $1,000,000     2.00%      2.04%
 ........................................................
$1,000,000 or more                     *          *
 ........................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                         CONTINGENT
                                          DEFERRED
                                        SALES CHARGE
                                     AS A PERCENTAGE OF
                                       DOLLAR AMOUNT
YEAR SINCE PURCHASE                  SUBJECT TO CHARGE
-------------------------------------------------------
First                                      5.00%
 ......................................................
Second                                     4.00%
 ......................................................
Third                                      3.00%
 ......................................................
Fourth                                     2.50%
 ......................................................
Fifth                                      1.50%
 ......................................................
Sixth and After                             None
 ......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.
(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and

     Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal period September 25, 1998 (commencement of operations) to June 30, 1999 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                 CLASS A SHARES                            CLASS B SHARES
                                       YEAR ENDED     SEPTEMBER 25, 1998* TO     YEAR ENDED     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS   JUNE 30, 2000#       JUNE 30, 1999#       JUNE 30, 2000#       JUNE 30, 1999#
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................      $11.98               $10.00               $11.92               $10.00
                                         ------               ------               ------               ------
Income From Investment Operations
  Net Investment Income............        0.08                 0.14                (0.01)                0.07
  Net Realized and Unrealized
  Gain.............................        2.22                 1.97                 2.22                 1.96
                                         ------               ------               ------               ------
Total from Investment Operations...        2.30                 2.11                 2.21                 2.03
                                         ------               ------               ------               ------
Distributions
  Net Investment Income............       (0.32)               (0.13)               (0.22)               (0.11)
  Net Realized Gain................       (0.18)                  --                (0.18)                  --
                                         ------               ------               ------               ------
Total Distributions................       (0.50)               (0.13)               (0.40)               (0.11)
                                         ------               ------               ------               ------
Net Asset Value, End of Period.....      $13.78               $11.98               $13.73               $11.92
                                         ======               ======               ======               ======
Total Return (1)...................       19.83%               21.22%**             19.09%               20.40%**
                                         ======               ======               ======               ======
Ratios and Supplemental Data
Net Assets, End of Period
(000's)............................      $1,902               $1,189               $1,950               $  614
Ratio of Expenses to Average Net
Assets.............................        1.80%                1.80%                2.55%                2.55%
Ratio of Net Investment Income/Loss
to Average Net Assets..............        0.70%                1.57%               (0.04%)               0.77%
Portfolio Turnover Rate............          29%                   9%**                29%                   9%**
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Reductions During the Period.......
  Per Share Benefit to Net
  Investment Income/Loss...........      $ 0.66               $ 1.02               $ 0.69               $ 1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets...        7.17%               13.55%                8.17%               14.45%
  Net Investment Income/Loss to
  Average Net Assets...............       (4.67%)             (10.17%)              (5.93%)             (11.12%)
----------------------------------------------------------------------------------------------------------------------

                                                 CLASS C SHARES
                                      YEAR ENDED     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS   JUNE 30, 2000       JUNE 30, 1999#
-----------------------------------  --------------------------------------
Net Asset Value, Beginning of the
Period.............................     $12.02               $10.00
                                        ------               ------
Income From Investment Operations
  Net Investment Income............       0.00+                0.06
  Net Realized and Unrealized
  Gain.............................       2.21                 2.07
                                        ------               ------
Total from Investment Operations...       2.21                 2.13
                                        ------               ------
Distributions
  Net Investment Income............      (0.22)               (0.11)
  Net Realized Gain................      (0.18)                  --
                                        ------               ------
Total Distributions................      (0.40)               (0.11)
                                        ------               ------
Net Asset Value, End of Period.....     $13.83               $12.02
                                        ======               ======
Total Return (1)...................      18.92%               21.40%**
                                        ======               ======
Ratios and Supplemental Data
Net Assets, End of Period
(000's)............................     $1,778               $  480
Ratio of Expenses to Average Net
Assets.............................       2.55%                2.55%
Ratio of Net Investment Income/Loss
to Average Net Assets..............      (0.02%)               0.69%
Portfolio Turnover Rate............         29%                   9%**
-----------------------------------
Effect of Voluntary Expense
Reductions During the Period.......
  Per Share Benefit to Net
  Investment Income/Loss...........     $ 0.57               $ 1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets...       7.15%               16.07%
  Net Investment Income/Loss to
  Average Net Assets...............      (4.59%)             (12.83%)
-----------------------------------



     * COMMENCEMENT OF OPERATIONS
    ** NON-ANNUALIZED
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
                               BOARD OF DIRECTORS


J. Miles Branagan   Richard F. Powers, III*
Jerry D. Choate     Phillip B. Rooney
Linda Hutton Heagy  Fernando Sisto
R. Craig Kennedy    Wayne W. Whalen*
Mitchell M. Merin*  Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT



Joseph P. Stadler*
VICE PRESIDENT



John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Tax Managed Global Franchise Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Tax Managed Global Franchise Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                                  TAX MANAGED
                             GLOBAL FRANCHISE FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                   GLF PRO 10/00
                                                                       #65115

                                   VAN KAMPEN
                                   VALUE FUND


          Van Kampen Value Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.


          Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................5
   Investment Objective, Policies and Risks ................................6
   Investment Advisory Services ............................................9

   Purchase of Shares .....................................................10


   Redemption of Shares ...................................................17

   Distributions from the Fund ............................................19

   Shareholder Services ...................................................19


   Federal Income Taxation ................................................21

   Financial Highlights ...................................................23

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.


                             INVESTMENT STRATEGIES
Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund invests primarily in common stocks and other equity securities, including preferred stock; convertible securities and equity-linked securities; warrants and rights to purchase common stock; and depositary receipts. The Fund generally invests in equity securities of companies with market capitalizations greater than $300 million.


The Fund emphasizes a "value" style of investing seeking securities of companies that the Fund's investment adviser believes are undervalued relative to companies in the stock market in general as measured by the S&P 500 Index. In seeking to identify these companies, the Fund's investment adviser uses traditional value measures, such as price-to-earnings and price-to-book ratios, as well as fundamental research and analysis. Portfolio securities are typically sold when the price of such securities advance and the perceived values are realized. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures and forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a "value" style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek above-average total return over the long term

- Can withstand volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a "value" style of investing in equity securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the two calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN
1998           -2.37%
1999           -1.65%


The Fund's return for the nine-month period ended September 30, 2000 was 8.93%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the two-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.52% (for the quarter ended 6/30/99) and the lowest quarterly return for Class A Shares was -18.09% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index,* a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED              PAST            SINCE
DECEMBER 31, 1999         1 YEAR         INCEPTION
-----------------------------------------------------
Van Kampen Value
Fund
-- Class A Shares             -0.83%           -0.57%(1)
Standard & Poor's
500 Index                     21.04%           24.25%(2)
 ....................................................
Van Kampen Value
Fund
-- Class B Shares             -2.30%           -1.62%(1)
Standard & Poor's
500 Index                     21.04%           24.25%(2)
 ....................................................
Van Kampen Value
Fund
-- Class C Shares             -2.40%           -1.65%(1)
Standard & Poor's
500 Index                     24.04%           24.25%(2)
 ....................................................
INCEPTION DATES: (1) 7/7/97, (2) 6/30/97.


     * THE STANDARD & POOR'S 500 INDEX CONSISTS OF 500 WIDELY-HELD COMMON STOCKS OF COMPANIES WITH MARKET CAPITALIZATION OF $1 BILLION OR MORE THAT ARE A REPRESENTATIVE SAMPLE OF APPROXIMATELY 100 INDUSTRIES, CHOSEN MAINLY FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION (ASSUMES DIVIDENDS ARE REINVESTED).

                               FEES AND EXPENSES
                                  OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            CLASS A     CLASS B     CLASS C
                             SHARES      SHARES      SHARES
------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)     None        None
 ...........................................................
Maximum deferred sales
charge (load) (as a
percentage of the
lesser of original
purchase price or
redemption proceeds)          None(2)    5.00%(3)    1.00%(4)
 ...........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ...........................................................
Redemption fee                None        None        None
 ...........................................................
Exchange fee                  None        None        None
 ...........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------
Management fees(5)           0.80%       0.80%       0.80%
 ...........................................................
Distribution and/or
service (12b-1)
fees(6)                      0.25%       1.00%(7)    1.00%(7)
 ...........................................................
Other expenses(5)            0.48%       0.48%       0.48%
 ...........................................................
Total annual fund
operating expenses           1.53%       2.28%       2.28%
 ...........................................................


   (1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                                     YEAR 1-5.00%
                                     YEAR 2-4.00%
                                     YEAR 3-3.00%
                                     YEAR 4-2.50%
                                     YEAR 5-1.50%
                                       AFTER-NONE


        SEE "PURCHASE OF SHARES -- CLASS B SHARES."

   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
   (5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.45% FOR CLASS A SHARES, 2.20% FOR CLASS B SHARES AND 2.20% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSE-MENTS CAN BE TERMINATED AT ANY TIME.
   (6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (7) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.



EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $722  $1,031  $1,361  $2,294
 ................................................................
Class B Shares                       $731  $1,012  $1,370  $2,427*
 ................................................................
Class C Shares                       $331  $  712  $1,220  $2,615
 ................................................................



You would pay the following expenses if you did not redeem your shares:

                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $722  $1,031  $1,361  $2,294
 ................................................................
Class B Shares                       $231  $  712  $1,220  $2,427*
 ................................................................
Class C Shares                       $231  $  712  $1,220  $2,615
 ................................................................


     *  BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based on various measures such as price-to-earnings ratios and price-to-book ratios. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund generally invests in equity securities of companies with market capitalizations greater than $300 million. The Fund emphasizes a "value" style of investing seeking securities of companies that the Fund's investment adviser believes are undervalued relative to companies in the stock market in general as measured by the S&P 500 Index. The Fund applies a disciplined investment approach using traditional value measures to identify potential investments and fundamental research and analysis to select the most promising of those securities identified.

In selecting securities for investment, the Fund focuses on those companies with strong fundamentals, promising growth prospects and attractive valuations also referred to as value companies. The Fund's investment style presents the risk that the valuations of such companies never improve or that the returns on value investments are less than returns on other styles of investing or the overall stock market. Stocks of different types, such as "value" stocks or "growth" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "value" stocks will vary and at times may be lower or higher than that of other types of funds.


The Fund emphasizes an investment approach that combines a highly structured buy discipline with a formal sell discipline. The Fund's portfolio generally consists of broadly diversified stocks with low price-to-earnings ratios. After screening for low price-to-earnings ratios, the Fund's investment adviser analyzes and compares other measures of value against the stock market in general. The stocks selected for investment generally are those issued by companies with relative valuations below that which is merited based upon the companies' relative growth and profit characteristics. The Fund's investment adviser strictly adheres to the Fund's sell approach which requires that portfolio investments be automatically sold once the prices of such securities advance and the perceived values are realized.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stock and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.



Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter duration than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for high total return has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for high total return on these securities will tend to be lower than the potential for high total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


AVERAGE DAILY NET ASSETS  % PER ANNUM
-------------------------------------
FIRST $500 MILLION             0.80%
 ....................................
NEXT $500 MILLION              0.75%
 ....................................
OVER $1 BILLION                0.70%
 ....................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Miller Anderson & Sherrerd, LLP is the Fund's investment subadviser (the "Subadviser" or, "MAS"). The Subadviser is a Pennsylvania limited liability partnership founded in 1969. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at is One Tower Bridge, West Conshohocken, Pennsylvania 19428.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Robert J. Marcin and Richard M. Behler have been responsible as co-managers for the day-to-day management of the Fund's investment portfolio since its inception.



Mr. Marcin, a Managing Director, joined the Subadviser in 1988. Mr. Marcin assumed responsibility for the MAS Funds' Value Fund in 1990 and MAS Funds' Equity Fund in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst.



Mr. Behler, a Principal, joined the Subadviser in 1995. He assumed responsibility for MAS Funds' Value Fund in 1996. Mr. Behler served as a fund manager from 1992 through 1995 for Moore Capital Management. Mr. Behler holds a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and Ph.D. in Economics from University of Notre Dame.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the closing price, or if no closing price is available, at the last reported sale price, and if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") and, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                     AS % OF    AS % OF
SIZE OF                              OFFERING  NET AMOUNT
INVESTMENT                            PRICE     INVESTED
---------------------------------------------------------
Less than $50,000                     5.75%      6.10%
 ........................................................
$50,000 but less than $100,000        4.75%      4.99%
 ........................................................
$100,000 but less than $250,000       3.75%      3.90%
 ........................................................
$250,000 but less than $500,000       2.75%      2.83%
 ........................................................
$500,000 but less than $1,000,000     2.00%      2.04%
 ........................................................
$1,000,000 or more                     *          *
 ........................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                     CONTINGENT DEFERRED
                                        SALES CHARGE
                                     AS A PERCENTAGE OF
                                        DOLLAR AMOUNT
YEAR SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------------
First                                       5.00%
 .......................................................
Second                                      4.00%
 .......................................................
Third                                       3.00%
 .......................................................
Fourth                                      2.50%
 .......................................................
Fifth                                       1.50%
 .......................................................
Sixth and After                              None
 .......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847- 2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income, at least quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal year ended June 30, 1999 and the fiscal period July 7, 1997 (commencement of operations) to June 30, 1998 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                      CLASS A SHARES                              CLASS B SHARES
                                      YEAR ENDED       YEAR ENDED     JULY 7, 1997* TO     YEAR ENDED       YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS  JUNE 30, 2000#   JUNE 30, 1999#    JUNE 30, 1998#    JUNE 30, 2000#   JUNE 30, 1999#
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period........................          $ 10.88          $ 10.52           $  10.00          $ 10.84          $  10.51
                                        -------          -------           --------          -------          --------
Income From Investment Operations
  Net Investment Income/Loss...            0.05             0.07               0.11            (0.03)            (0.00)+
  Net Realized and Unrealized
  Gain/Loss...................            (1.85)            0.51               0.56            (1.83)             0.51
                                        -------          -------           --------          -------          --------
  Total From Investment
  Operations..................             1.80             0.58               0.67            (1.86)             0.51
                                        -------          -------           --------          -------          --------

Distributions
  Net Investment Income.......            (0.01)           (0.06)             (0.08)              --             (0.01)
  In Excess of Net Investment
  Income......................               --            (0.00)+            (0.01)              --                --
  Net Realized Gain...........               --               --              (0.05)              --                --
  In Excess of Net Realized
  Gain........................               --            (0.17)                --               --             (0.17)
                                        -------          -------           --------          -------          --------
  Total Distributions.........            (0.01)           (0.23)             (0.14)              --             (0.18)
                                        -------          -------           --------          -------          --------
Net Asset Value, End of Period...       $  9.07          $ 10.88           $  10.53          $  8.98          $  10.84
                                        =======          =======           ========          =======          ========
Total Return(1)...............           (16.56)%           5.83%              6.74%**        (17.16)%            5.02%
Ratios and Supplemental Data
Net Assets, End of Period
(000's).......................          $52,611          $95,208           $137,447          $70,353          $127,978
Ratio of Expenses to Average Net
Assets........................             1.45%            1.45%              1.45%            2.20%             2.20%
Ratio of Net Investment
Income/Loss to Average Net
Assets........................             0.49%            0.74%              1.02%           (0.26)%           (0.03)%
Portfolio Turnover Rate.......              104%              64%                38%**           104%               64%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss......          $  0.01          $  0.00+          $   0.01          $  0.01          $   0.00+
Ratios Before Expense Limitation:
  Expenses to Average Net
  Assets......................             1.53%            1.48%              1.60%            2.28%             2.23%
  Net Investment Income/Loss to
  Average Net Assets..........             0.41%            0.73%              0.88%           (0.34)%           (0.05)%
-------------------------------------------------------------------------------------------------------------------------

                                     CLASS B SHARES                      CLASS C SHARES
                                    JULY 7, 1997* TO     YEAR ENDED       YEAR ENDED     JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS   JUNE 30, 1998#    JUNE 30, 2000#   JUNE 30, 1999#    JUNE 30, 1998#
----------------------------------  ----------------------------------------------------------------------
Net Asset Value, Beginning of
Period........................           $  10.00          $ 10.83          $ 10.50           $ 10.00
                                         --------          -------          -------           -------
Income From Investment Operations
  Net Investment Income/Loss...              0.03            (0.03)           (0.00)+            0.03
  Net Realized and Unrealized
  Gain/Loss...................               0.56            (1.83)            0.51              0.55
                                         --------          -------          -------           -------
  Total From Investment
  Operations..................               0.59            (1.86)            0.51              0.58
                                         --------          -------          -------           -------
Distributions
  Net Investment Income.......              (0.03)              --            (0.01)            (0.03)
  In Excess of Net Investment
  Income......................              (0.00)+             --               --             (0.00)+
  Net Realized Gain...........              (0.05)              --               --             (0.05)
  In Excess of Net Realized
  Gain........................                 --               --            (0.17)               --
                                         --------          -------          -------           -------
  Total Distributions.........              (0.08)              --            (0.18)            (0.08)
                                         --------          -------          -------           -------
Net Asset Value, End of Period...        $  10.51          $  8.97          $ 10.83           $ 10.50
                                         ========          =======          =======           =======
Total Return(1)...............               6.01%**        (17.17)%           5.13%             5.83%**
Ratios and Supplemental Data
Net Assets, End of Period
(000's).......................           $142,741          $14,585          $29,071           $35,564
Ratio of Expenses to Average Net
Assets........................               2.20%            2.20%            2.20%             2.20%
Ratio of Net Investment
Income/Loss to Average Net
Assets........................               0.28%           (0.29)%          (0.02)%            0.29%
Portfolio Turnover Rate.......                 38%**           104%              64%               38%**
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Reductions During the Period
  Per Share Benefit to Net
  Investment Income/Loss......           $   0.01          $  0.01          $  0.00+          $  0.01
Ratios Before Expense Limitation:
  Expenses to Average Net
  Assets......................               2.35%            2.28%            2.23%             2.35%
  Net Investment Income/Loss to
  Average Net Assets..........               0.14%           (0.37)%          (0.03)%            0.15%
-------------------------------------------------------------------------------------------------------------------------



     *  COMMENCEMENT OF OPERATIONS
    **  NON-ANNUALIZED
     +  AMOUNT IS LESS THAN $0.01 PER SHARE.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     #  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES
        OUTSTANDING.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan        Richard F. Powers, III*
Jerry D. Choate          Phillip B. Rooney
Linda Hutton Heagy       Fernando Sisto
R. Craig Kennedy         Wayne W. Whalen*
Mitchell M. Merin*       Suzanne H. Woolsey
Jack E. Nelson


OFFICERS

Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Value Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Value Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                                   VALUE FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


            A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

            You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

            You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call
            (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


            Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]

            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.

                                                                  MSVL PRO 10/00
                                                                       #65130

                                   VAN KAMPEN
                                 WORLDWIDE HIGH
                                  INCOME FUND


Van Kampen Worldwide High Income Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED OCTOBER 27, 2000

                                     [LOGO]

                               TABLE OF CONTENTS

   Risk/Return Summary .....................................................3
   Fees and Expenses of the Fund ...........................................6
   Investment Objectives, Policies and Risks ...............................7
   Investment Advisory Services ...........................................19
   Purchase of Shares .....................................................21

   Redemption of Shares ...................................................29

   Distributions from the Fund ............................................30

   Shareholder Services ...................................................31


   Federal Income Taxation ................................................33

   Financial Highlights ...................................................34
   Appendix--Description of Securities Ratings ...........................A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.


                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade fixed income securities of issuers located throughout the world. The Fund allocates its assets among any or all of three investment sectors: U.S. corporate lower-grade debt securities, emerging market countries debt securities and global fixed income securities offering high real (inflation adjusted) yields. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. In selecting U.S. corporate lower-grade debt securities for the Fund's portfolio, the Fund considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer. In selecting emerging market countries debt securities, the Fund seeks securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Fund seeks to invest in fixed income securities of issuers in the global fixed income markets displaying high real (inflation adjusted) yields. Portfolio securities are typically sold when the Fund's investment adviser's assessments for income or capital appreciation of such securities materially change. This could be a result of a security exceeding expectations, a security meeting expectations but identification of better opportunities elsewhere, or a deterioration of fundamentals of the underlying issuer.


The Fund's investments in lower-grade securities and emerging market countries securities involve greater risks as compared to investments in higher-grade securities or developed countries. Lower-grade debt securities are commonly known as "junk bonds". The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures, currency-related transactions involving options, futures and forward contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.



FOREIGN AND EMERGING MARKET COUNTRIES RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because a significant portion of the Fund's total assets are invested in lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment-grade securities.

The credit quality of "noninvestment-grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, under normal market conditions, the Fund's investment adviser seeks to maintain the portfolio's average time to maturity within the range of medium-term securities (i.e., those securities with remaining maturities of approximately five years). This means that the Fund is subject to more market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, particularly developing or emerging market countries, may be more volatile than U.S. markets.


Market risk is often greater among certain types of income securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional fixed income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, currency-related transactions involving options, futures and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE
In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income and, secondarily, capital appreciation

- Are willing to take on the increased risks associated with investing in emerging market countries securities and lower-grade securities

- Can withstand volatility in the value of their Fund shares

- Wish to add to their investment portfolio a fund that invests primarily in lower-grade income securities of issuers located throughout the world


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Annual Return
1995            19.97%
1996            26.01%
1997            15.62%
1998           -17.15%
1999            18.02%


The Fund's return for the nine-month period ended September 30, 2000 was 0.02%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.18% (for the quarter ended June 30, 1995) and the lowest quarterly return for Class A Shares was -24.09% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Worldwide High Income Blended Index II*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



Average Annual
Total Returns
for the
Periods Ended
December 31,                     Past              Past              Since
1999                            1 Year            5 Years          Inception
-------------------------------------------------------------------------------
Van Kampen Worldwide
High Income Fund
-- Class A Shares                    12.37%            10.24%             9.16%(1)
Worldwide High Income
Blended Index II                     13.44%            12.90%            11.85%(3)
 ..............................................................................
Van Kampen Worldwide
High Income Fund
-- Class B Shares                    13.04%               N/A             9.39%(2)
Worldwide High Income
Blended Index II                     13.44%            12.90%            12.10%(4)
 ..............................................................................
Van Kampen Worldwide
High Income Fund
-- Class C Shares                    15.92%            10.46%             9.26%(1)
Worldwide High Income
Blended Index II                     13.44%            12.90%            11.85%(3)
 ..............................................................................
INCEPTION DATES: (1) 4/21/94, (2) 8/1/95, (3) 4/29/94, (4) 7/31/95.
N/A NOT APPLICABLE.
*THE WORLDWIDE HIGH INCOME BLENDED INDEX II IS AN UNMANAGED INDEX COMPOSED OF
 50 PERCENT CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX AND 50 PERCENT
 J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL.



The current yield for the thirty-day period ended June 30, 2000 is 13.31% for Class A Shares, 12.53% for Class B Shares and 12.53% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            CLASS A     CLASS B     CLASS C
                             SHARES      SHARES      SHARES
------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)     None        None
 ...........................................................
Maximum deferred sales
charge (load) (as a
percentage of the
lesser of original
purchase price or
redemption proceeds)          None(2)    4.00%(3)    1.00%(4)
 ...........................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None        None        None
 ...........................................................
Redemption fee                None        None        None
 ...........................................................
Exchange fee                  None        None        None
 ...........................................................



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------
Management fees              0.75%       0.75%       0.75%
 ...........................................................
Distribution and/or
service
(12b-1) fees(5)              0.25%       1.00%(6)    1.00%(6)
 ...........................................................
Other expenses               0.60%       0.60%       0.60%
 ...........................................................
Total annual fund
operating expenses           1.60%       2.35%       2.35%
 ...........................................................


   (1) REDUCED FOR PURCHASES OF $100,000 AND OVER. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES -- CLASS A SHARES."
   (3) THE MAXIMUM DEFERRED SALES CHARGE IS 4.00% IN THE FIRST AND SECOND YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                    YEAR 1-4.00%
                    YEAR 2-4.00%
                    YEAR 3-3.00%
                    YEAR 4-2.50%
                    YEAR 5-1.50%
                      AFTER-NONE

         SEE "PURCHASE OF SHARES -- CLASS B SHARES."
   (4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."

   (5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
   (6) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.



EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE   THREE    FIVE    TEN
                                     YEAR  YEARS   YEARS   YEARS
-----------------------------------------------------------------
Class A Shares                       $630  $  956  $1,304  $2,285
 ................................................................
Class B Shares                       $638  $1,033  $1,405  $2,499*
 ................................................................
Class C Shares                       $338  $  733  $1,255  $2,686
 ................................................................


You would pay the following expenses if you did not redeem your shares:


                                     ONE   THREE   FIVE    TEN
                                     YEAR  YEARS  YEARS   YEARS
----------------------------------------------------------------
Class A Shares                       $630  $956   $1,304  $2,285
 ...............................................................
Class B Shares                       $238  $733   $1,255  $2,499*
 ...............................................................
Class C Shares                       $238  $733   $1,255  $2,686
 ...............................................................


     * BASED ON CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.

                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS


The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objectives.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade fixed income securities of issuers located throughout the world. The Fund allocates its assets among any or all of three investment sectors: U.S. corporate lower-grade debt securities, emerging market countries debt securities and global fixed income securities offering high real (inflation adjusted) yields. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. The Fund's investment adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of these three categories of high yielding, high risk securities, commonly known as "junk bonds." The types of securities in each of these investment sectors in which the Fund may invest are described below.

                               UNDERSTANDING
                              QUALITY RATINGS



Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment-grade," while those with ratings below the line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.



           S&P      Moody's         Meaning
------------------------------------------------------------------
           AAA       Aaa            Highest quality
 .................................................................
            AA       Aa             High quality
 .................................................................
             A       A              Above-average quality
 .................................................................
           BBB       Baa            Average quality
------------------------------------------------------------------
            BB       Ba             Below-average quality
 .................................................................
             B       B              Marginal quality
 .................................................................
           CCC       Caa            Poor quality
 .................................................................
            CC       Ca             Highly speculative
 .................................................................
             C       C              Lowest quality
 .................................................................
             D        --            In default
 .................................................................


In selecting U.S. corporate lower-rated or comparable quality unrated debt securities for the Fund's portfolio, the Fund's investment adviser considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer.

The Fund's investment adviser intends to invest a portion of the Fund's assets in emerging market countries debt securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, the term "emerging market country" applies to any country which, in the opinion of the Fund's investment adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. In selecting emerging market countries debt securities for investment, the Fund's investment adviser applies a market risk analysis assessing factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging market countries debt securities generally are subject to higher risks than investments in domestic securities or securities of developed markets. See "Risks of Investing in Securities of Foreign Issuers" below.

In addition, the Fund's investment adviser intends to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields.

The Fund's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Fund's investment adviser's assessment of the fixed income markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in fixed income markets which offer the most attractive real returns relative to inflation.

The types of fixed income securities in which the Fund may invest include, but are not limited to, the following: fixed or variable rate bonds, notes, bills or debentures; discount, zero coupon or payment-in-kind securities; preferred stock; convertible securities; warrants; loans, loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities; and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index. The Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with shorter maturities generally offer lesser yields than fixed income securities with longer maturities assuming all other factors, including credit quality, being equal. The average time to maturity of the Fund's securities will vary depending upon the Fund's investment adviser's perception of market conditions. Under normal market conditions, the Fund invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years). When the Fund's investment adviser believes that real yields are high, the Fund lengthens the remaining maturities of securities held by it and, conversely, when the Fund's investment adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the securities it holds, and the Fund's investment adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.


Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests primarily in lower-grade fixed income securities. The Fund may purchase unrated lower-grade securities and rated lower-grade securities with no minimum quality standard limitation, including securities that are in default. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks of default and of volatility in price than higher-grade securities. Rated lower-grade securities are regarded by recognized rating organizations as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. Ratings agencies assign ratings based upon their opinions of the quality of the securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Many foreign securities, and particularly securities of issuers from emerging market countries, may not be rated for creditworthiness by any recognized rating organization. See "Risks of Investing in Lower-Grade Securities" below.


Certain types of fixed income securities are subject to additional market, credit or other risks not associated with traditional fixed income securities, see "Additional Information Regarding Certain Fixed Income Securities" below.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.



The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


Investors should consider carefully the risks of foreign investments before investing in the Fund.



ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.



The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.



Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.


Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in developing or emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES
Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.


Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.



Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.


The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.



Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, the

Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the Fund's investment adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.


New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended June 30, 2000, in the various rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.



                                   PERIOD ENDED JUNE 30, 2000
                                                UNRATED SECURITIES OF
                            RATED SECURITIES     COMPARABLE QUALITY
                           (AS A PERCENTAGE OF   (AS A PERCENTAGE OF
RATING CATEGORY             PORTFOLIO VALUE)      PORTFOLIO VALUE)
---------------------------------------------------------------------
AAA/Aaa                            0.00%                 0.39%
 ....................................................................
AA/Aa                              0.00%                 0.00%
 ....................................................................
A/A                                0.23%                 0.00%
 ....................................................................
BBB/Baa                            3.62%                 0.00%
 ....................................................................
BB/Ba                             27.65%                 5.84%
 ....................................................................
B/B                               47.54%                 4.08%
 ....................................................................
CCC/Caa                           10.65%                 0.00%
 ....................................................................
CC/Ca                              0.00%                 0.00%
 ....................................................................
C/C                                0.00%                 0.00%
 ....................................................................
D                                  0.00%                 0.00%
 ....................................................................
Percentage of Rated and
Unrated Securities                89.69%                10.31%
 ....................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                        CERTAIN FIXED INCOME SECURITIES
DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.


LOANS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign or corporate obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties.


In the case of participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Fund's investment adviser to be creditworthy.

When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.


The Fund anticipates that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund monitors the liquidity of such loan interests and loan interests not considered liquid are subject to the Fund's limitation on illiquid securities.


PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the over-the-counter secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Certain of the Fund's direct investments, particularly in emerging market countries, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.


STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments" which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.


                               OTHER INVESTMENTS
                                AND RISK FACTORS

DERIVATIVE INSTRUMENTS. The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options thereon (including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.



OTHER PRACTICES. For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements in an aggregate amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage.

Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may, from time to time, make short sales without limitation of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.


The Fund may invest in securities indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries is not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for income or capital growth has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for high current income and capital appreciation on these securities will tend to be lower than the potential for high current income and capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, 38 closed-end funds and more than 2,700 unit investment trusts that are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS  % PER ANNUM
-------------------------------------
First $500 million          0.75%
 ....................................
Next $500 million           0.70%
 ....................................
Over $1 billion             0.65%
 ....................................



Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2000. The

Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Fund and the Adviser, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


                             INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2000, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $178 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Robert Angevine, Gordon W. Loery, Stephen F. Esser, Abigail L. McKenna and Deanna L. Loughnane are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.



Mr. Angevine, a Principal and portfolio manager for high yield investments, joined the Subadviser in October 1998. He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Subadviser, he spent over eight years at Prudential Insurance where he was responsible for one of the largest open-end high yield mutual funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received a B.A. in Economics from Lafayette College and an M.B.A. from Fairleigh Dickinson University.

Mr. Loery, a Principal, joined the Subadviser as a Fixed Income Analyst in 1990. He has shared primary responsibility for managing the Fund's assets since April 1999. Previously, he worked in Fixed Income at Alex Brown and Mabon Nugent and managed commodity pools for a private firm. He has a degree in economics from Cornell University, holds the Chartered Financial Analyst designation and is a member of the New York Society of Securities Analysts.



Mr. Esser, a Managing Director, joined the Subadviser in 1996 and has been a portfolio manager with Miller Anderson & Sherrerd, LLP ("MAS") since 1988. He has shared primary responsibility for managing the Fund's assets since October 1998. He assumed responsibility for the MAS-advised MAS Fund's High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware.



Ms. McKenna, a Principal, joined the Subadviser in 1996. Ms. McKenna has shared primary responsibility for managing the Fund's assets since 1996. She focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining the Subadviser, she was a senior portfolio manager at MIMCO and a Limited Partner at Weiss Peck & Greer from 1991 to 1995 where she was responsible for the trading and management of Corporate Bond Portfolios. She holds a B.A. in International Relations from Georgetown University and holds a Chartered Financial Analyst designation.



Ms. Loughnane, a Principal, joined the Subadviser as a financial analyst in 1997. Ms. Loughnane has shared primary responsibility for managing the Fund's assets since January 2000. Prior to joining the Subadviser, Ms. Loughnane was a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993 to 1997.


                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/ or the service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are not readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers.



Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith by the Adviser at fair value using methods determined by the Fund's Board of Directors.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the

Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                AS % OF     AS % OF
SIZE OF                         OFFERING   NET AMOUNT
INVESTMENT                       PRICE      INVESTED
-----------------------------------------------------
Less than $100,000               4.75%        4.99%
 ....................................................
$100,000 but less than
$250,000                         3.75%        3.90%
 ....................................................
$250,000 but less than
$500,000                         2.75%        2.83%
 ....................................................
$500,000 but less than
$1,000,000                       2.00%        2.04%
 ....................................................
$1,000,000 or more                *           *
 ....................................................

     * NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                                                  CONTINGENT
                                                                   DEFERRED
                                                                 SALES CHARGE
                                                              AS A PERCENTAGE OF
                                                                DOLLAR AMOUNT
YEAR SINCE PURCHASE                                           SUBJECT TO CHARGE
--------------------------------------------------------------------------------
First                                                               4.00%
 ...............................................................................
Second                                                              4.00%
 ...............................................................................
Third                                                               3.00%
 ...............................................................................
Fourth                                                              2.50%
 ...............................................................................
Fifth                                                               1.50%
 ...............................................................................
Sixth and after                                                      None
 ...............................................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the

Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo-Registered Trademark- (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute all, or substantially all, of this net investment income at least monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at
(800) 421-5684, through FundInfo-Registered Trademark- (automated telephone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the fiscal period August 1, 1995 (commencement of offering for Class B Shares) to June 30, 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                           CLASS A SHARES
                                                        YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS         2000#     1999#     1998#      1997      1996
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....  $  9.90   $ 12.46   $ 14.26   $ 12.47   $ 11.57
Income From Investment Operations
  Net Investment Income.................     1.14      1.06      1.15      1.25      1.36
  Net Realized and Unrealized
    Gain/Loss...........................    (0.06)    (2.51)    (0.67)     2.30      0.80
                                          -------   -------   -------   -------   -------
Total From Investment Operations........     1.08     (1.45)     0.48      3.55      2.16
                                          -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income.................    (1.05)    (1.10)    (1.09)    (1.25)    (1.26)
  Net Realized Gain.....................       --        --     (1.19)    (0.51)       --
  In Excess of Net Realized Gain........       --     (0.01)       --        --        --
                                          -------   -------   -------   -------   -------
  Total Distributions...................    (1.05)    (1.11)    (2.28)    (1.76)    (1.26)
                                          -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD..........  $  9.93   $  9.90   $ 12.46   $ 14.26   $ 12.47
                                          =======   =======   =======   =======   =======
TOTAL RETURN (1)........................   11.39%   (11.14%)    3.40%    30.29%    19.61%
                                          =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).......  $44,932   $58,506   $91,579   $76,439   $41,493
Ratio of Expenses to Average Net
Assets..................................    1.60%     1.45%     1.45%     1.52%     1.55%
Ratio of Net Investment Income to
Average Net Assets......................   11.41%    10.55%     8.36%     9.73%    11.95%
Portfolio Turnover Rate.................     119%      121%      156%      157%      220%
Effect of Voluntary Expense Reductions
During the Period
  Per Share Benefit to Net Investment
    Income..............................  $    --   $    --   $    --   $    --   $  0.02
Ratios Before Expense Reductions
  Expenses to Average Net Assets........       --        --        --        --     1.69%
  Net Investment Income to Average Net
    Assets..............................       --        --        --        --    11.81%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense
  and interest expense..................    1.46%        --        --        --        --

                                                                CLASS B SHARES
                                                   YEAR ENDED JUNE 30,            AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS         2000#     1999#     1998#      1997       JUNE 30, 1996
----------------------------------------  -----------------------------------------------------------
Net Asset Value, Beginning of Period....  $  9.86   $  12.40  $  14.20  $ 12.44         $ 11.63
Income From Investment Operations
  Net Investment Income.................     1.06       0.98      1.04     1.07            1.18
  Net Realized and Unrealized
    Gain/Loss...........................    (0.06)     (2.50)    (0.65)    2.35            0.72
                                          -------   --------  --------  -------         -------
Total From Investment Operations........     1.00      (1.52)     0.39     3.42            1.90
                                          -------   --------  --------  -------         -------
DISTRIBUTIONS
  Net Investment Income.................    (0.97)     (1.01)    (1.00)   (1.15)          (1.09)
  Net Realized Gain.....................       --         --     (1.19)   (0.51)             --
  In Excess of Net Realized Gain........       --      (0.01)       --       --              --
                                          -------   --------  --------  -------         -------
  Total Distributions...................    (0.97)     (1.02)    (2.19)   (1.66)          (1.09)
                                          -------   --------  --------  -------         -------
NET ASSET VALUE, END OF PERIOD..........  $  9.89   $   9.86  $  12.40  $ 14.20         $ 12.44
                                          =======   ========  ========  =======         =======
TOTAL RETURN (1)........................   10.58%    (11.82%)    2.63%   29.14%          17.07%*
                                          =======   ========  ========  =======         =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).......  $90,872   $107,013  $146,401  $78,340         $26,174
Ratio of Expenses to Average Net
Assets..................................    2.35%      2.20%     2.20%    2.27%           2.30%
Ratio of Net Investment Income to
Average Net Assets......................   10.65%      9.81%     7.64%    8.86%          12.06%
Portfolio Turnover Rate.................     119%       121%      156%     157%            220%*
Effect of Voluntary Expense Reductions
During the Period
  Per Share Benefit to Net Investment
    Income..............................  $    --   $     --  $     --  $    --         $  0.02
Ratios Before Expense Reductions
  Expenses to Average Net Assets........       --         --        --       --           2.47%
  Net Investment Income to Average Net
    Assets..............................       --         --        --       --          11.89%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense
  and interest expense..................    2.21%         --        --       --              --

                                                           CLASS C SHARES
                                                        YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS         2000#     1999#     1998#      1997      1996
----------------------------------------  ------------------------------------------------
Net Asset Value, Beginning of Period....  $  9.87   $ 12.40   $ 14.21   $ 12.45   $ 11.58
Income From Investment Operations
  Net Investment Income.................     1.06      0.98      1.04      1.16      1.30
  Net Realized and Unrealized
    Gain/Loss...........................    (0.07)    (2.49)    (0.66)     2.26      0.77
                                          -------   -------   -------   -------   -------
Total From Investment Operations........     0.99     (1.51)     0.38      3.42      2.07
                                          -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income.................    (0.97)    (1.01)    (1.00)    (1.15)    (1.20)
  Net Realized Gain.....................       --        --     (1.19)    (0.51)       --
  In Excess of Net Realized Gain........       --     (0.01)       --        --        --
                                          -------   -------   -------   -------   -------
  Total Distributions...................    (0.97)    (1.02)    (2.19)    (1.66)    (1.20)
                                          -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD..........  $  9.89   $  9.87   $ 12.40   $ 14.21   $ 12.45
                                          =======   =======   =======   =======   =======
TOTAL RETURN (1)........................   10.57%   (11.83%)    2.55%    29.12%    18.71%
                                          =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).......  $33,474   $40,616   $60,197   $41,709   $28,094
Ratio of Expenses to Average Net
Assets..................................    2.35%     2.20%     2.20%     2.27%     2.30%
Ratio of Net Investment Income to
Average Net Assets......................   10.65%     9.81%     7.62%     9.04%    11.40%
Portfolio Turnover Rate.................     119%      121%      156%      157%      220%
Effect of Voluntary Expense Reductions
During the Period
  Per Share Benefit to Net Investment
    Income..............................  $    --   $    --   $    --   $    --   $  0.04
Ratios Before Expense Reductions
  Expenses to Average Net Assets........       --        --        --        --     2.44%
  Net Investment Income to Average Net
    Assets..............................       --        --        --        --    11.26%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense
  and interest expense..................    2.21%        --        --        --        --



     * NON-ANNUALIZED
     + THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
   (1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
     # CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:



A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2.  Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                1. LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE


AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meets its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. the "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.



DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.



                              2. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:



                               1. LONG-TERM DEBT


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1.  An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3.  There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT


Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK


Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                               BOARD OF DIRECTORS
                                  AND OFFICERS
BOARD OF DIRECTORS


J. Miles Branagan   Richard F. Powers, III*
Jerry D. Choate     Phillip B. Rooney
Linda Hutton Heagy  Fernando Sisto
R. Craig Kennedy    Wayne W. Whalen*
Mitchell M. Merin*  Suzanne H. Woolsey
Jack E. Nelson


OFFICERS

Richard F. Powers, III*
PRESIDENT


Stephen L. Boyd*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER


A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY


John H. Zimmermann, III*
VICE PRESIDENT


Michael H. Santo*
VICE PRESIDENT


Richard A. Ciccarone*
VICE PRESIDENT



John R. Reynoldson*
VICE PRESIDENT


Joseph P. Stadler*
VICE PRESIDENT


John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER


* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday
DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666
TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833
FUNDINFO-REGISTERED TRADEMARK-
For automated telephone services, call (800) 847-2424
WEB SITE
www.vankampen.com

VAN KAMPEN WORLDWIDE HIGH INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Worldwide High Income Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Worldwide High Income Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

                                   VAN KAMPEN
                                 WORLDWIDE HIGH
                                  INCOME FUND

                                   PROSPECTUS


                                OCTOBER 27, 2000


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                     [LOGO]


            THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7140.


                                                                  MSWW PRO 10/00


                                                                          #65132

                      STATEMENT OF ADDITIONAL INFORMATION
                          VAN KAMPEN SERIES FUND, INC.


    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following seventeen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Growth Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen European Equity Fund, Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Tax Managed Global Franchise Fund (formerly known as Van Kampen Global Franchise Fund), Van Kampen Value Fund and Van Kampen Worldwide High Income Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, each of which is organized as a non-diversified series of the Company.



    This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of October 27, 2000 for all Funds. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read the Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza,
P.O. Box 5555 Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or
(800) 421-2833 for the hearing impaired).


                      ------------------------------------

                               TABLE OF CONTENTS
                      ------------------------------------


                                                                PAGE
                                                              --------
General Information.........................................      2
Investment Objectives, Policies and Risks...................      7
Investment Restrictions.....................................     24
Directors and Officers......................................     27
Investment Advisory Agreements..............................     34
Other Agreements............................................     36
Distribution and Service....................................     37
Transfer Agent..............................................     45
Portfolio Transactions and Brokerage Allocation.............     45
Shareholder Services........................................     49
Redemption of Shares........................................     50
Contingent Deferred Sales Charge -- Class A.................     50
Waiver of Class B and Class C Contingent Deferred Sales
 Charges....................................................     51
Taxation....................................................     52
Performance Information.....................................     55
Other Information...........................................     58
Appendix A -- Description of Securities Ratings.............    A-1
Reports of Independent Auditors, Financial Statements and
 Notes to Financial Statements..............................    F-1



This Statement of Additional Information is dated October 27, 2000.

                              GENERAL INFORMATION


    The Company is a corporation established under the laws of the state of Maryland by Articles of Incorporation dated August 12, 1992 (the "Articles"). The Articles permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly, each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998 and added the words "Tax Managed" to its name in March
2000).


    Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") and the administrator (the "Administrator") for the Funds. Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") is a sub-adviser (a "Sub-Adviser") to the Funds, other than Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. Miller, Anderson & Sherrard, LLP ("MAS") is a sub-adviser (a "Sub-Adviser") to Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information".


    Advisory Corp., the Distributor, and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). MSDWIM and MAS are wholly owned subsidiaries of Morgan Stanley Dean Witter. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. The principal office of MSDWIM is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of MAS is located at One Tower Bridge, West Conshocken, Pennsylvania 19428.


    Morgan Stanley Dean Witter is a preeminant global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 20,250,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.


    Each Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

    The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

    In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

    Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.
    2

    As of October 6, 2000, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:



                                                                                            AMOUNT OF               PERCENTAGE OF
FUND                                                         NAME & ADDRESS OF HOLDER       OWNERSHIP     CLASS       OWNERSHIP
----                                                         ------------------------       ----------   --------   -------------
American Value Fund                                     MLPF&S For the Sole Benefit         6,586,131       A          36.32 %
                                                        of its customers
                                                        Attn Fund Administration 97B64
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Edward Jones & CO                     992,355       A           5.47 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        MLPF&S For the Sole Benefit         2,344,121       B          15.43 %
                                                        of its customers
                                                        Attn Fund Administration 97B65
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Van Kampen Trust Company            1,010,316       B           6.65 %
                                                        2800 Post Oak Blvd.
                                                        Houston, TX 77056
                                                        MLPF&S For the Sole Benefit         1,851,214       C          22.84 %
                                                        of its customers
                                                        Attn Fund Administration 97CSB
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
Asian Growth Fund                                       Van Kampen Trust Company              172,418       B           5.04 %
                                                        2800 Post Oak Blvd
                                                        Houston, TX 77056
                                                        MLPF&S For the Sole Benefit           232,532       B           6.79 %
                                                        of its customers
                                                        Attn Fund Administration 97FK4
                                                        4800 Deer Lake Drive E 2nd Floor
                                                        Jacksonville, FL 32246-6484
Emerging Markets Fund                                   Charles Schwab & Co Inc             2,022,853       A          24.18 %
                                                        Exclusive Benefit of its customers
                                                        101 Montgomery Street
                                                        San Francisco, CA 94104-4122
                                                        MLPF&S for the sole benefit of        558,742       A           6.68 %
                                                        Its customers                         167,085       C           6.54 %
                                                        Attn Fund Administration 97FK6
                                                        4800 Deer Lake Drive 2nd fl
                                                        Jacksonville FL 32246-6584
                                                        Van Kampen Trust Company              491,744       A           5.88 %
                                                        2800 Post Oak Blvd                    407,052       B           8.36 %
                                                        Houston, TX 77056
Equity Growth Fund                                      Edward Jones & CO                     656,128       A          22.21 %
                                                        Attn: Mutual Fund                     159,874       C          13.43 %
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009

                                                                                            AMOUNT OF               PERCENTAGE OF
FUND                                                         NAME & ADDRESS OF HOLDER       OWNERSHIP     CLASS       OWNERSHIP
----                                                         ------------------------       ----------   --------   -------------
                                                        MLPF&S For the Sole Benefit           227,654       B           6.29 %
                                                        of its customers
                                                        Attn Fund Administration 97238
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Van Kampen Trust Company              548,495       A          18.57 %
                                                        2800 Post Oak Blvd                    621,596       B          17.16 %
                                                        Houston, TX 77056                      73,215       C           6.15 %
European Equity Fund                                    Van Kampen Trust Company               78,305       A          14.45 %
                                                        2800 Post Oak Blvd                    139,353       B          26.12 %
                                                        Houston, TX 77056                      10,666       C           5.69 %
                                                        Van Kampen Funds                      100,000       A          18.45 %
                                                        Distributors, Inc.                    100,000       B          18.75 %
                                                        Attn: Dominick Cogliandro             100,000       C          53.20 %
                                                        One Chase Manhattan Plaza 37th Fl.
                                                        New York, New York 10005-12401
                                                        Edward Jones & Co.                    104,942       A          19.36 %
                                                        Attn Mutual Fund                       61,551       B          11.54 %
                                                        Shareholder Accounting
                                                        201 Progress Prkwy
                                                        Maryland Heights, MO 63043
Focus Equity Fund                                       Edward Jones & CO                   1,071,299       A          14.13 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        MLPF&S For the Sole Benefit           152,101       C           5.82 %
                                                        of its customers
                                                        Attn Fund Administration 97B63
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Van Kampen Trust Company              811,225       A          10.70 %
                                                        2800 Post Oak Blvd                    135,605       B          10.98 %
                                                        Houston, TX 77056                     141,326       C           5.41 %
Global Equity Fund                                      Edward Jones & CO                     874,025       A          14.39 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        Van Kampen Trust Company              365,322       A           6.01 %
                                                        2800 Post Oak Blvd
                                                        Houston, TX 77056
Global Equity Allocation Fund                           Edward Jones & CO                   2,103,964       A          12.55 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        Van Kampen Trust Company            3,734,576       A          22.27 %
                                                        2800 Post Oak Blvd                  3,072,106       B          21.70 %
                                                        Houston, TX 77056                     408,821       C           6.88 %

                                                                                            AMOUNT OF               PERCENTAGE OF
FUND                                                         NAME & ADDRESS OF HOLDER       OWNERSHIP     CLASS       OWNERSHIP
----                                                         ------------------------       ----------   --------   -------------
International Magnum Fund                               Edward Jones & CO                   1,124,750       A          26.32 %
                                                        Attn: Mutual Fund                     262,745       B           7.19 %
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        MLPF&S For the Sole Benefit           203,846       B           5.58 %
                                                        of its customers                       62,610       C           6.07
                                                        Attn Fund Administration 97N88
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Van Kampen Trust Company              279,096       A           6.53 %
                                                        2800 Post Oak Blvd                    359,120       B           9.83 %
                                                        Houston, TX 77056                      63,459       C           6.16 %
                                                        Wexford Clearing Services Corp FBO     63,380       C           6.15 %
                                                        Nation Asset Management Ltd.
                                                        Rohasco Place Wickhams Cay 1
                                                        PO Box 3140
                                                        Road Town
                                                        British Virgin Islands
Latin American Fund                                     Charles Schwab & Co Inc               146,396       A           5.41 %
                                                        Exclusive Benefit of its Customers
                                                        101 Montgomery Street
                                                        San Francisco, CA 94104-4122
                                                        MLPF&S For the Sole Benefit           659,132       A          24.36 %
                                                        of its customers
                                                        Attn Fund Administration 97N90
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Van Kampen Trust Company              156,750       A           5.79 %
                                                        2800 Post Oak Blvd                     96,311       B           7.01 %
                                                        Houston, TX 77056
Mid Cap Growth Fund                                     MLPF&S For the Sole Benefit           250,383       A           7.18 %
                                                        of its customers
                                                        Attn Fund Administration 97238
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Edward Jones & CO                     552,830       A          15.86 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        Trustmark National Bank               215,540       A           6.18 %
                                                        FBO Various Trust Accounts - RR
                                                        ATTN Mutual Funds Trust RM 1030
                                                        248 E. Capitol St.
                                                        Jackson MS 39201-2503
                                                        Van Kampen Trust Company              520,389       A          14.93 %
                                                        2800 Post Oak Blvd                    905,087       B          24.41 %
                                                        Houston, TX 77056                      96,234       C           5.19 %
Tax Managed Global Franchise Fund                       Van Kampen Funds                       40,000       A          16.66 %
                                                        Distributors Inc.                      30,000       B          12.77 %
                                                        Attn: Dominick Cogliandro              30,000       C          17.81 %
                                                        One Chase Manhattan Plaza
                                                        37th Floor
                                                        New York, NY 10005-1401

                                                                                            AMOUNT OF               PERCENTAGE OF
FUND                                                         NAME & ADDRESS OF HOLDER       OWNERSHIP     CLASS       OWNERSHIP
----                                                         ------------------------       ----------   --------   -------------
                                                        Dean Witter For the Benefit of         23,233       A           9.68 %
                                                        Mitchell M. Merin
                                                        P.O. Box 250 Church Street Station
                                                        New York, NY 10008-0250
                                                        Edward Jones & CO                      51,345       A          21.38 %
                                                        Attn: Mutual Fund                      12,861       B           5.48 %
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        MLPF&S for the Sole                    27,842       A          11.60 %
                                                        Benefit of its Customers               83,686       B          35.63 %
                                                        Attn: Fund Administration 97FW6
                                                        4800 Deer Lake Dr. E 2nd fl.
                                                        Jacksonville, FL 32246-6484
                                                        Hercules Worldwide Corp               643,479       C           5.24 %
                                                        P.O. Box 621 54 Bath Street
                                                        St. Helier Jersey Channel Island
                                                        JE4 8YD United Kingdom
                                                        Warrant Trustees Limited               16,474       C           9.78 %
                                                        REF TC 6732
                                                        Discretionary Trust
                                                        PO Box 218 38/39 The Esplanade
                                                        St. Helier Jersey JE4 8SD
                                                        United Kingdom
                                                        Warrant Trustees Limited                8,454       C           5.02 %
                                                        REF TC 6730
                                                        Discretionary Trust
                                                        PO Box 218 38/39 The Esplanade
                                                        St. Helier Jersey JE4 8SD
                                                        United Kingdom
Value Fund                                              Edward Jones & CO                   1,147,380       A          21.58 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009
                                                        MLPF&S For the Sole Benefit           713,646       B          10.10 %
                                                        of its customers                       94,539       C           6.26 %
                                                        Attn Fund Administration 97P52
                                                        4800 Deer Lake Drive E. 2nd Floor
                                                        Jacksonville, FL 32246-6484
                                                        Van Kampen Trust Company              497,187       A           9.35 %
                                                        2800 Post Oak Blvd                    670,049       B           9.48 %
                                                        Houston, TX 77056                     212,141       C          14.05 %
Worldwide High Income Fund                              Charles Schwab & Co Inc               284,396       A           6.52 %
                                                        Exclusive Benefit of its Customers
                                                        101 Montgomery Street
                                                        San Francisco, CA 94104-4122
                                                        Edward Jones & CO                     292,842       A           6.71 %
                                                        Attn: Mutual Fund
                                                        Shareholder Accounting
                                                        201 Progress Pkwy
                                                        Maryland Hts., MO 63043-3009

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS


    The following disclosure supplements the disclosure set forth in the "Investment Objective(s), Policies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectus for a complete presentation of the matters disclosed below.


BORROWING AND LEVERAGE


    To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund and the Adviser. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.


CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES


    Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

    Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.


FOREIGN INVESTING


    Certain Funds may or will invest in securities of foreign issuers. The Adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



    In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.


    Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.
    8

    In addition to the increased risks of investing in foreign issuers, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.


    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.


    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.



    FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.



    A Fund's foreign currency exchange transactions may be conducted on a spot basis (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.


    A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.


    If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.



    To the extent required by the rules and regulations of the SEC, the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts. See also "Strategic Transactions".



    FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.



    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.


    Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


    INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.



    A Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.



    Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

    Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

    Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

    The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

    A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Funds' investment adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

    Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.


    EUROPEAN INVESTING. Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.



    Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has led to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.



    RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the funds if the company deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.



    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds might otherwise make.


    BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES


    Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.


INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.


    Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.



    If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.


LOAN PARTICIPATIONS AND ASSIGNMENTS

    Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.


    In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Adviser determines that the Lender interpositioned between the Fund and the borrower is creditworthy.


    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


    The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.


LOWER-GRADE SECURITIES


    Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.



    Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.



    Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.



    The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.



    The Adviser is responsible for determining the net asset values of the Funds, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.


    A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Adviser will weigh these concerns against the expected total returns from such instruments.


    A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. A Fund may invest in loans, assignments of loans and participation in loans. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.



    Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



    The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the Adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the Adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.



    New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.


    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.


OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are
    16
different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS


    The Funds may engage in repurchase agreements with broker-dealers, banks or other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


    For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS


    To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers banks or other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with an appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SECURITIES LENDING


    Certain Funds may lend investment securities to qualified broker-dealers, banks or other institutional borrowers who need to borrow securities to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks or other institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company's Board of Directors.



    At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted by the Fund.


SHORT SALES

    Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


    The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.


    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRATEGIC TRANSACTIONS

    Each Fund may, but is not required to, use various Strategic Transactions (as defined in the prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that these transactions will achieve this result.


    FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.


    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Unless otherwise limited in a Fund's prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.


    Unless otherwise limited in a Fund's prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Adviser believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.


    Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.


    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.


    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.



    Most futures exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.



    OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.



    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.


    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.


    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.



    OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.



    The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.


    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


    Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.


    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Fund's Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

    CAPS, FLOORS AND COLLARS. Unless otherwise limited by a Fund's prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.


    COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's prospectus or herein, each Fund may enter into multiples of the forwards, futures and options transactions described above, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.



    RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.


    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.



    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.



    STRUCTURED NOTES. Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Adviser is willing to accept, while avoiding or reducing certain other risks.



    SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.



    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.



    The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.



    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and liquid securities with its custodian to the extent such Fund's obligations are not otherwise "covered" as described above. In general, the Funds must segregate with the custodian either (i) the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or
(ii) subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.


U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.


ZERO COUPON BONDS


    Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.



    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.


    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT RESTRICTIONS


    Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.



    Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Growth Fund, Equity Growth Fund, European Equity Fund, Global Equity Allocation Fund, Global Equity Fund, Growth and Income Fund II, Japanese Equity Fund, Mid Cap Growth Fund, Tax Managed Global Franchise Fund, and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund, and Worldwide High Income Fund. As described in the prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.


    For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:


Category I Funds:    American Value Fund, Asian Growth Fund, Emerging Markets
                     Fund, European Equity Fund, Focus Equity Fund, Global Equity
                     Allocation Fund, Growth and Income Fund II, International
                     Magnum Fund, Japanese Equity Fund, Latin American Fund and
                     Worldwide High Income Fund.

Category II Funds:   Emerging Markets Debt Fund, Equity Growth Fund, Global
                     Equity Fund, Mid Cap Growth Fund Tax Managed Global
                     Franchise Fund, and Value Fund.


CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, European Equity Fund, Focus Equity Fund, Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.
    24

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, European Equity Fund, Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies.


     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.


    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).


    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.


    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

    (14) issue senior securities.

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.


    (16) except for the Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase more than 10% of any class of the outstanding securities of any issuer.



    (17) except for the Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.


    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures.


     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.



     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.


     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.


     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

    If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS

    The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Funds and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and
Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                   DIRECTORS


                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds in
1632 Morning Mountain Road                  the Fund Complex. Co-founder, and prior to August 1996,
Raleigh, NC 27614                           Chairman, Chief Executive Officer and President, MDT
Date of Birth: 07/14/32                     Corporation (now known as Getinge/Castle, Inc., a subsidiary
Age: 68                                     of Getinge Industrier AB), a company which develops,
                                            manufactures, markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company, and
53 Monarch Bay Drive                        Valero Energy Corporation, an independent refining company.
Dana Point, CA 92629                        Trustee/Director of each of the funds in the Fund Complex.
Date of Birth: 09/16/38                     Prior to January 1999, Chairman and Chief Executive Officer
Age: 62                                     of The Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President and
                                            Chief Executive Officer of Allstate. Prior to August 1994,
                                            various management positions at Allstate.

                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive search
Sears Tower                                 firm. Trustee/Director of each of the funds in the Fund
233 South Wacker Drive                      Complex. Prior to 1997, Partner, Ray & Berndtson, Inc., an
Suite 7000                                  executive recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN AMRO, N.A., a
Date of Birth: 06/03/48                     Dutch bank holding company. Prior to 1992, Executive Vice
Age: 52                                     President of La Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a member of
                                            the Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a fellowship and housing organization for international graduate
                                            students.

R. Craig Kennedy..........................  President and Director, German Marshall Fund of the United
11 DuPont Circle, N.W.                      States, an independent U.S. foundation created to deepen
Washington, D.C. 20016                      understanding, promote collaboration and stimulate exchanges
Date of Birth: 02/29/52                     of practical experience between Americans and Europeans.
Age: 48                                     Trustee/Director of each of the funds in the Fund Complex.
                                            Formerly, advisor to the Dennis Trading Group Inc., a
                                            managed futures and option company that invests money for
                                            individual and institutions. Prior to 1992, President and
                                            Chief Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a private
                                            foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management of
Two World Trade Center                      Morgan Stanley Dean Witter since December 1998. President
66th Floor                                  and Director since April 1997 and Chief Executive Officer
New York, NY 10048                          since June 1998 of Morgan Stanley Dean Witter Advisors Inc.
Date of Birth: 08/13/53                     and Morgan Stanley Dean Witter Services Company Inc.
Age: 47                                     Chairman, Chief Executive Officer and Director of Morgan
                                            Stanley Dean Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June 1998, and
                                            Director since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley Dean Witter
                                            Funds since May 1999. Trustee/Director of each of the funds in the Fund Complex. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors Inc.
                                            April 1997-June 1998, Vice President of the Morgan Stanley
                                            Dean Witter Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.

Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of the
Age: 64                                     National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief Executive
P.O. Box 5555                               Oficer of the Advisers, the Distributor, Van Kampen
Oakbrook Terrace, IL 60181-5555             Advisors Inc. and Van Kampen Management Inc. Director and
Date of Birth: 02/02/46                     officer of certain other subsidiaries of Van Kampen
Age: 54                                     Investments. Chief Sales and Marketing Officer for Morgan
                                            Stanley Dean Witter Asset Management. Trustee/ Director and
                                            President of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other investment
                                            companies advised by the Advisers and their affiliates, and
                                            Chief Executive Officer of Van Kampen Exchange Fund. Prior
                                            to May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of Dean
                                            Witter Discover & Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.

                                                              PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                        EMPLOYMENT IN PAST 5 YEARS
---------------------                                        --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since 1994)
One ServiceMaster Way                       of The ServiceMaster Company, a business and consumer
Downers Grove, IL 60515                     services company. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company and the Urban Shopping Centers Inc., a
Age: 56                                     retail mall management company. Trustee, University of Notre
                                            Dame. Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit Container
                                            Corp., a paper manufacturing company. From May 1996 through
                                            February 1997 he was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M. Bond
155 Hickory Lane                            Chaired Professor with Stevens Institute of Technology and
Closter, NJ 07624                           prior to 1995, Dean of the Graduate School, Stevens
Date of Birth: 08/02/24                     Institute of Technology. Director, Dynalysis of Princeton, a
Age: 76                                     firm engaged in engineering research. Trustee/Director of
                                            each of the funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive                       Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers. Trustee/Director of each of the funds in the Fund
Age: 61                                     Complex, and Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993. Director
Washington, D.C. 20418                      of Neurogen Corporation, a pharmaceutical company, since
Date of Birth: 12/27/41                     January 1998. Director of the German Marshall Fund of the
Age: 58                                     United States, Trustee of Colorado College and Vice Chair of
                                            the Board of the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the Fund Complex.
                                            Prior to 1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the National
                                            Academy of Sciences/ National Research Council. From 1980
                                            through 1989, Partner of Coopers & Lybrand.


--------------

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.


                                    OFFICERS


    Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Boulevard, Houston TX 77056 and Mr. Stadler is located at 1221 Avenue of the Americas, New York, NY 10020.



NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
A. Thomas Smith III.......................  Executive Vice President, General Counsel, Secretary and
Date of Birth: 12/14/56                     Director of Van Kampen Investments, the Advisers, Van Kampen
Age: 43                                     Advisors Inc., Van Kampen Management Inc., the Distributor,
Vice President and Secretary                American Capital Contractual Services, Inc., Van Kampen
                                            Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                            Investor Services, Van Kampen Insurance Agency of Illinois
                                            Inc. and Van Kampen System Inc. Vice President and Secretary
                                            of each of the funds in the Fund Complex. Vice President and
                                            Secretary/Vice President, Principal Legal Officer and
                                            Secretary of other investment companies advised by the
                                            Advisers or their affiliates. Prior to January 1999, Vice
                                            President and Associate General Counsel to New York Life
                                            Insurance Company ("New York Life"), and prior to
                                            March 1997, Associate General Counsel of New York Life.
                                            Prior to December 1993, Assistant General Counsel of The
                                            Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                            Willkie Farr & Gallagher. Prior to January 1989, Staff
                                            Attorney at the Securities and Exchange Commission, Division
                                            of Investment Management, Office of Chief Counsel.

NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
Michael H. Santo..........................  Executive Vice President, Chief Administrative Officer and
Date of Birth: 10/25/55                     Director of Van Kampen Investments, the Advisers, the
Age: 45                                     Distributor, Van Kampen Advisors Inc, Van Kampen Management
Vice President                              Inc. and Van Kampen Investor Services Inc. and serves as a
                                            Director or Officer of certain other subsidiaries of Van
                                            Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                            advised by the Advisers and their affiliates. Prior to 1998,
                                            Senior Vice President and Senior Planning Officer for
                                            Individual Asset Management of Morgan Stanley Dean Witter
                                            and its predecessor since 1994. From 1990-1994, First Vice
                                            President and Assistant Controller in Dean Witter's
                                            Controller's Department.

Stephen L. Boyd...........................  Executive Vice President and Chief Investment Officer of Van
Date of Birth: 11/16/40                     Kampen Investments, and President and Chief Operating
Age: 59                                     Officer of the Advisers. Executive Vice President and Chief
Executive Vice President and Chief          Investment Officer of each of the funds in the Fund Complex
Investment Officer                          and certain other investment companies advised by the
                                            Advisers or their affiliates. Prior to April 2000, Executive
                                            Vice President and Chief Investment Officer for Equity
                                            Investments of the Advisers. Prior to October 1998, Vice
                                            President and Senior Portfolio Manager with AIM Capital
                                            Management, Inc. Prior to February 1998, Senior Vice
                                            President and Portfolio Manager of Van Kampen American
                                            Capital Asset Management Inc., Van Kampen American Capital
                                            Investment Advisory Corp. and Van Kampen American Capital
                                            Management, Inc.

Richard A. Ciccarone......................  Senior Vice President and Co-head of the Fixed Income
Date of Birth; 06/15/52                     Department of the Advisers, Van Kampen Management Inc. and
Age: 48                                     Van Kampen Advisors Inc. Prior to May 2000, he served as
Vice President                              Co-head of Municipal Investments and Director of Research of the Advisers, Van Kampen Management Inc. and Van Kampen
                                            Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                            June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989 to
                                            April 1996, he worked at EVEREN Securities (formerly known as Kemper Securities), with his last position at EVEREN
                                            being an Executive Vice President. Since April 1996,
                                            Mr. Ciccarone has been a Senior Vice President of the
                                            Advisers, Van Kampen Management Inc. and Van Kampen Advisors
                                            Inc.

John R. Reynoldson........................  Senior Vice President and Co-head of the Fixed Income
Date of Birth: 05/15/53                     Department of the Advisers, Van Kampen Management Inc. and
Age: 47                                     Van Kampen Advisors Inc. Prior to May 2000, he managed the
Vice President                              investment grade taxable group for the Adviser since
                                            July 1999. From July 1988 to June 1999, he managed the
                                            government securities bond group for Asset Management.
                                            Mr. Reynoldson has been with Asset Management since
                                            April 1987, and has been a Senior Vice President of Asset
                                            Management since July 1988. He has been a Senior Vice
                                            President of the Adviser and Van Kampen Management Inc.
                                            since June 1995 and Senior Vice President of Van Kampen
                                            Advisors Inc. since June 2000.

Joseph P. Stadler.........................  Since 1998, Principal of Morgan Stanley & Co. Incorporated
Date of Birth: 06/07/54                     and Morgan Stanley Dean Witter Investment Management Inc. He
Age: 46                                     joined Morgan Stanley & Co. Incorporated and Morgan Stanley
Vice President                              Dean Witter Investment Management Inc. in 1993. Accountant
                                            with Price Waterhouse LLP (now PricewaterhouseCoopers LLP)
                                            (an accounting firm) from 1983 to 1993. Vice President of
                                            various U.S. registered investment companies managed by
                                            Morgan Stanley Dean Witter Investment Management Inc.

John L. Sullivan..........................  Senior Vice President of Van Kampen Investments and the
Date of Birth: 08/20/55                     Advisers. Vice President, Chief Financial Officer and
Age: 45                                     Treasurer of each of the funds in the Fund Complex and
Vice President, Chief Financial Officer     certain other investment companies advised by the Advisers
and Treasurer                               or their affiliates.

NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
John H. Zimmermann, III...................  Senior Vice President and Director of Van Kampen
Date of Birth: 11/25/57                     Investments, President and Director of the Distributor, and
Age: 42                                     President of Van Kampen Insurance Agency of Illinois Inc.
Vice President                              Vice President of each of the funds in the Fund Complex.
                                            From November 1992 to December 1997, Mr. Zimmermann was
                                            Senior Vice President of the Distributor.



    Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 60 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



    The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/ director, provided that no compensation will be paid in connection with certain telephonic special meetings.



    Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by each respective Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each individual Fund.


    Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Directors of the Funds since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.


    Additional information regarding compensation and benefits for trustees/directors is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                                         FUND COMPLEX
                                                                   ---------------------------------------------------------
                                                                                             AGGREGATE
                                                    AGGREGATE                                ESTIMATED            TOTAL
                                                  COMPENSATION      AGGREGATE PENSION     MAXIMUM ANNUAL      COMPENSATION
                                                 BEFORE DEFERRAL      OR RETIREMENT      BENEFITS FROM THE   BEFORE DEFERRAL
                                                      FROM         BENEFITS ACCRUED AS       FUND UPON          FROM FUND
                    NAME(1)                      THE COMPANY(2)    PART OF EXPENSES(3)     RETIREMENT(4)       COMPLEX(5)
                    -------                      ---------------   -------------------   -----------------   ---------------
J. Miles Branagan..............................      $   23,080          $    40,303          $    60,000        $   126,000
Jerry D. Choate(1).............................          23,080                    0               60,000             88,700
Linda Hutton Heagy.............................          23,080                5,045               60,000            126,000
R. Craig Kennedy...............................          23,080                3,571               60,000            125,600
Jack E. Nelson.................................          23,080               21,664               60,000            126,000
Phillip B. Rooney..............................          23,080                7,787               60,000            113,400
Fernando Sisto.................................          23,080               72,060               60,000            126,000
Wayne W. Whalen................................          23,080               15,189               60,000            126,000
Suzanne H. Woolsey(1)..........................          20,480                    0               60,000             88,700

--------------

  (1) Directors not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Directors for the Funds and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full calendar year of information to report. Paul G. Yovovich resigned as a member of the Board of Directors for the Fund and other funds in the Fund Complex on April 14, 2000.



  (2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal period ended June 30, 2000. The details of aggregate compensation before deferral for each Fund during the fiscal year ended June 30, 2000 are shown in Table A below. The details of compensation deferred for each series during the fiscal year ended June 30, 2000 are shown in Table B below. Amounts deferred are retained by each Fund and earn a rate of return determined by reference to either the return on the common shares of the respective Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) for each series of the Company as of June 30, 2000 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.


  (3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the directors for the Funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

  (4) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such director's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Directors since the year set forth in Table D below.

  (5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain directors deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.


    The Fund, the Adviser, each Sub-Adviser, and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



    As of October 6, 2000, the directors and officers of the Funds owned as a group less than 1% of the shares of each of the Funds except for the Tax Managed Global Franchise Fund. As of October 6, 2000, the directors and officers as a group owned 10.34% of the Class A Shares of the Tax Managed Global Franchise Fund.



    As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in tables A-D below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

FISCAL YEAR 2000 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE A



FUND NAME                       BRANAGAN     CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO      WHALEN    WOOLSEY
---------                       ---------   --------   --------   --------   --------   --------   --------   --------   --------
American Value Fund...........   $ 2,491    $ 2,491    $ 2,491    $ 2,491    $ 2,491    $ 2,491    $ 2,491    $ 2,491    $ 2,291
Asian Growth Fund.............     1,599      1,599      1,599      1,599      1,599      1,599      1,599      1,599      1,399
Emerging Markets Fund.........     1,571      1,571      1,571      1,571      1,571      1,571      1,571      1,571      1,371
Equity Growth Fund............     1,473      1,473      1,473      1,473      1,473      1,473      1,473      1,473      1,273
European Equity Fund..........     1,412      1,412      1,412      1,412      1,412      1,412      1,412      1,412      1,212
Focus Equity Fund.............     1,801      1,801      1,801      1,801      1,801      1,801      1,801      1,801      1,601
Global Equity Allocation
  Fund........................     2,066      2,066      2,066      2,066      2,066      2,066      2,066      2,066      1,866
Global Equity Fund............     2,186      2,186      2,186      2,186      2,186      2,186      2,186      2,186      1,986
International Magnum Fund.....     1,530      1,530      1,530      1,530      1,530      1,530      1,530      1,530      1,330
Latin American Fund...........     1,471      1,471      1,471      1,471      1,471      1,471      1,471      1,471      1,271
Mid Cap Growth Fund...........       827        827        827        827        827        827        827        827        827
Tax Managed Global Franchise
  Fund........................     1,404      1,404      1,404      1,404      1,404      1,404      1,404      1,404      1,204
Value Fund....................     1,630      1,630      1,630      1,630      1,630      1,630      1,630      1,630      1,430
Worldwide High Income Fund....     1,619      1,619      1,619      1,619      1,619      1,619      1,619      1,619      1,419
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
  Company Total...............   $23,080    $23,080    $23,080    $23,080    $23,080    $23,080    $23,080    $23,080    $20,480
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------



2000 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH PORTFOLIO
                                                                         TABLE B



FUND NAME                       BRANAGAN     CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO      WHALEN    WOOLSEY
---------                       ---------   --------   --------   --------   --------   --------   --------   --------   --------
American Value Fund...........   $ 2,491    $ 2,491    $ 2,491    $ 1,460    $ 2,491    $ 2,491    $ 1,245    $ 2,491     $    0
Asian Growth Fund.............     1,599      1,599      1,599        961      1,599      1,599        800      1,599          0
Emerging Markets Fund.........     1,571      1,571      1,571        948      1,571      1,571        786      1,571          0
Equity Growth Fund............     1,473      1,473      1,473        892      1,473      1,473        736      1,473          0
European Equity Fund..........     1,412      1,412      1,412        857      1,412      1,412        706      1,412          0
Focus Equity Fund.............     1,801      1,801      1,801      1,080      1,801      1,801        900      1,801          0
Global Equity Allocation
  Fund........................     2,066      2,066      2,066      1,215      2,066      2,066      1,033      2,066          0
Global Equity Fund............     2,186      2,186      2,186      1,280      2,186      2,186      1,093      2,186          0
International Magnum Fund.....     1,530      1,530      1,530        922      1,530      1,530        765      1,530          0
Latin American Fund...........     1,471      1,471      1,471        900      1,471      1,471        736      1,471          0
Mid Cap Growth Fund...........       827        827        827        568        827        827        414        827          0
Tax Managed Global Franchise
  Fund........................     1,404      1,404      1,404        852      1,404      1,404        702      1,404          0
Value Fund....................     1,630      1,630      1,630        974      1,630      1,630        815      1,630          0
Worldwide High Income Fund....     1,619      1,619      1,619        970      1,619      1,619        810      1,619          0
                                 -------    -------    -------    -------    -------    -------    -------    -------     ------
  Company Total...............   $23,080    $23,080    $23,080    $13,879    $23,080    $23,080    $11,541    $23,080     $    0
                                 -------    -------    -------    -------    -------    -------    -------    -------     ------


CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH
  PORTFOLIO
                                                                         TABLE C


FUND NAME                                     BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO      WHALEN
---------                                     --------   --------   --------   --------   --------   --------   --------   --------
American Value Fund.........................  $ 7,346    $ 3,098    $ 5,495    $ 4,265    $ 9,037    $ 9,136    $ 3,900    $ 7,366
Asian Growth Fund...........................    4,940      1,983      3,623      2,893      6,074      6,039      2,618      4,953
Emerging Markets Fund.......................    4,976      1,942      3,645      2,917      6,119      6,093      2,634      4,989
Equity Growth Fund..........................    3,493      1,821      2,806      2,065      4,323      4,064      1,882      3,511
European Equity Fund........................    3,061      1,746      2,488      1,818      3,729      3,483      1,653      3,079
Focus Equity Fund...........................    5,421      2,224      4,008      3,172      6,677      6,645      2,876      5,436
Global Equity Allocation Fund...............   10,749      2,579      8,714      7,876     18,494     11,381     14,404     13,159
Global Equity Fund..........................    7,631      2,744      5,633      4,420      9,444      9,618      4,048      7,643
International Magnum Fund...................    4,842      1,896      3,543      2,837      5,986      5,920      2,568      4,855
Latin American Fund.........................    4,675      1,822      3,412      2,743      5,757      5,705      2,476      4,688
Mid Cap Growth Fund.........................      853        861        837        589        851        877        431        871
Tax Managed Global Franchise Fund...........    3,048      1,737      2,477      1,810      3,715      3,468      1,647      3,066
Value Fund..................................    5,486      2,035      4,014      3,201      6,803      6,791      2,910      5,498
Worldwide High Income Fund..................    5,401      2,014      3,952      3,154      6,682      6,673      2,862      5,413
                                              -------    -------    -------    -------    -------    -------    -------    -------
  Company Total.............................  $71,922    $28,502    $54,647    $43,760    $93,691    $85,893    $46,909    $74,527
                                              -------    -------    -------    -------    -------    -------    -------    -------

                                                                FORMER DIRECTORS
                                                         ------------------------------
FUND NAME                                     WOOLSEY    GAUGHAN     MILLER    ROBINSON
---------                                     --------   --------   --------   --------
American Value Fund.........................  $     0      $  0      $    0     $    0
Asian Growth Fund...........................        0         0           0          0
Emerging Markets Fund.......................        0         0           0          0
Equity Growth Fund..........................        0         0           0          0
European Equity Fund........................        0         0           0          0
Focus Equity Fund...........................        0         0           0          0
Global Equity Allocation Fund...............        0       176       2,025      4,890
Global Equity Fund..........................        0         0           0          0
International Magnum Fund...................        0         0           0          0
Latin American Fund.........................        0         0           0          0
Mid Cap Growth Fund.........................        0         0           0          0
Tax Managed Global Franchise Fund...........        0         0           0          0
Value Fund..................................        0         0           0          0
Worldwide High Income Fund..................        0         0           0          0
                                              -------      ----      ------     ------
  Company Total.............................  $     0       176      $2,025     $4,890
                                              -------      ----      ------     ------

YEAR OF ELECTION TO EACH PORTFOLIO OF THE COMPANY
                                                                         TABLE D


FUND NAME                        BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     SISTO      WHALEN    WOOLSEY
---------                        --------   --------   --------   --------   --------   --------   --------   --------   --------
American Value Fund............     1997       1999       1997       1997       1997       1997       1997       1997       1999
Asian Growth Fund..............     1997       1999       1997       1997       1997       1997       1997       1997       1999
Emerging Markets Fund..........     1997       1999       1997       1997       1997       1997       1997       1997       1999
Equity Growth Fund.............     1997       1999       1997       1997       1997       1997       1997       1997       1999
European Equity Fund...........     1997       1999       1997       1997       1997       1997       1997       1997       1999
Focus Equity Fund..............     1997       1999       1997       1997       1997       1997       1997       1997       1999
Global Equity Allocation
  Fund.........................     1997       1999       1997       1997       1997       1997       1997       1997       1999
Global Equity Fund.............     1997       1999       1997       1997       1997       1997       1997       1997       1999
International Magnum Fund......     1997       1999       1997       1997       1997       1997       1997       1997       1999
Latin American Fund............     1997       1999       1997       1997       1997       1997       1997       1997       1999
Mid Cap Growth Fund............     1999       1999       1999       1999       1999       1999       1999       1999       1999
Tax Managed Global Franchise
  Fund.........................     1997       1999       1997       1997       1997       1997       1997       1997       1999
Value Fund.....................     1997       1999       1997       1997       1997       1997       1997       1997       1999
Worldwide High Income Fund.....     1997       1999       1997       1997       1997       1997       1997       1997       1999


                         INVESTMENT ADVISORY AGREEMENTS


    Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of providing reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any errors of judgment or of law, or for any loss suffered by the Funds in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



    The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where such Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



    The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

    During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.



                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2000       JUNE 30, 1999       JUNE 30, 1998
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $8,354,616          $5,367,000          $2,424,000
Asian Growth Fund..............................       1,545,663           1,023,000           1,557,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................       1,934,787           1,098,000           1,909,000
Equity Growth Fund(2)..........................         445,461             110,000                   0
European Equity Fund(3)........................               0                   0                  --
Focus Equity Fund..............................       3,274,767           1,816,000             848,000
Global Equity Allocation Fund..................       6,087,799           5,422,000           2,107,000
Global Equity Fund.............................       6,391,605           7,424,000           4,344,000
Growth and Income Fund II(1)...................              --                  --                  --
International Magnum Fund......................         908,260             904,000             561,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         633,376             573,000           1,247,000
Mid Cap Growth Fund(4).........................         291,595                  --                  --
Tax Managed Global Franchise Fund(3)...........               0                   0                  --
Value Fund.....................................       1,335,258           2,088,000           1,311,000
Worldwide High Income Fund.....................       1,396,416           1,743,000           1,864,000


------------------

(1) Not operational as of June 30, 2000.

(2) Fund inception May 29, 1998.

(3) Fund inception September 25, 1998.


(4) Fund inception October 25, 1999



    During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.



                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2000       JUNE 30, 1999       JUNE 30, 1998
---------                                        -----------------   -----------------   -----------------
American Value Fund............................       $     --            $     --            $267,000
Asian Growth Fund..............................        172,743              85,000             266,000
Emerging Markets Debt Fund(1)..................             --                  --                  --
Emerging Markets Fund..........................         79,539             239,000             553,000
Equity Growth Fund(2)..........................        136,048             164,000                  --
European Equity Fund(3)........................        218,616              39,000                  --
Focus Equity Fund..............................        233,167             252,000             279,000
Global Equity Allocation Fund..................             --             152,000             292,000
Global Equity Fund.............................             --                  --                  --
Growth and Income Fund II(1)...................             --                  --                  --
International Magnum Fund......................         22,526              39,000             148,000
Japanese Equity Fund(1)........................             --                  --                  --
Latin American Fund............................        125,821             137,000             169,000
Mid Cap Growth Fund(4).........................             --                  --                  --
Tax Managed Global Franchise Fund(3)...........        189,166              12,000                  --
Value Fund.....................................        127,565              43,000             278,000
Worldwide High Income Fund.....................             --                  --                  --


------------------

(1) Not operational as of June 30, 2000.

(2) Fund inception May 29, 1998.

(3) Fund inception September 25, 1998.


(4) Fund inception October 25, 1999.

    MSDWIM is the investment sub-adviser of all of the Funds except the Mid Cap Growth Fund and Value Fund. MAS is the investment sub-adviser of the Mid Cap Growth Fund and Value Fund. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.


    The Sub-Advisers are entitled to receive sub-advisory fees computed daily and paid monthly. Except for the Mid Cap Growth Fund, if the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSDWIM or MAS, as appropriate, one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period; and if a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSDWIM or MAS, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment adisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. For the Mid Cap Growth Fund, the Adviser shall pay MAS at an annual rate of .40% of the average daily net assets of such Fund.


                                OTHER AGREEMENTS

    ADMINISTRATION AGREEMENT. Pursuant to an administration agreement between the Adviser and the Company, the Adviser provides administrative services to the Funds. The services provided under the Administration Agreement are subject to the supervision of the officers of the Fund and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provides that the Administrator shall not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.


    During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser received the approximate administative fees from the Funds as set forth in the table below.



                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2000       JUNE 30, 1999       JUNE 30, 1998
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $2,464,240          $1,590,000          $  799,000
Asian Growth Fund..............................         441,202             287,000             463,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         416,988             285,000             522,000
Equity Growth Fund(2)..........................         188,161              91,000               1,000
European Equity Fund(3)........................          30,149              14,000                  --
Focus Equity Fund..............................         979,119             579,000             316,000
Global Equity Allocation Fund..................       1,613,095           1,473,000             657,000
Global Equity Fund.............................       1,609,507           1,867,000           1,089,000
Growth and Income Fund II(1)...................              --                  --                  --
International Magnum Fund......................         316,241             318,000             237,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         160,375             161,000             335,000
Mid Cap Growth Fund(4).........................          98,702                  --                  --
Tax Managed Global Franchise Fund(3)...........          13,674               7,000                  --
Value Fund.....................................         463,813             672,000             500,000
Worldwide High Income Fund.....................         473,300             585,000             626,000


------------------


(1) Not operational as of June 30, 2000.

(2) Fund inception May 29, 1998.

(3) Fund inception September 25, 1998.


(4) Fund inception October 25, 1999

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.


    LEGAL SERVICES AGREEMENT. The Funds and certain of the other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Of the total costs for such legal services provided to the Van Kampen funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



    During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser received the following fees from the Funds pursuant to the legal services agreement:



                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2000       JUNE 30, 1999       JUNE 30, 1998
---------                                        -----------------   -----------------   -----------------
American Value Fund............................       $12,903             $10,876             $ 8,993
Asian Growth Fund..............................         7,123               5,482               6,152
Emerging Markets Debt Fund(1)..................            --                  --                  --
Emerging Markets Fund..........................         6,972               5,550               6,610
Equity Growth Fund(2)..........................         6,449               3,442                   4
European Equity Fund(3)........................         6,087                   0                 N/A
Focus Equity Fund..............................         9,814               6,382               6,317
Global Equity Allocation Fund..................        11,189              10,534               9,334
Global Equity Fund.............................        12,844              11,824              11,423
Growth and Income Fund II(1)...................            --                  --                  --
International Magnum Fund......................         7,069               5,385               5,610
Japanese Equity Fund(1)........................            --                  --                  --
Latin American Fund............................         6,546               4,727               5,687
Mid Cap Growth Fund(4).........................         1,500                  --                  --
Tax Managed Global Franchise Fund(3)...........         6,041               3,211                 N/A
Value Fund.....................................         8,301               7,141               9,199
Worldwide High Income Fund.....................         8,016               6,616               8,061


------------------


(1) Not operational as of June 30, 2000.

(2) Fund inception May 29, 1998.

(3) Fund inception September 25, 1998.


(4) Fund inception October 25, 1999.


                            DISTRIBUTION AND SERVICE


    The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The

Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.



                                      FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                        JUNE 30, 2000                JUNE 30, 1999                JUNE 30, 1998
                                  --------------------------   --------------------------   --------------------------
                                     TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                  UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
FUND NAME                         COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
---------                         ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund.............   $1,273,752     $ 77,774      $2,919,020     $228,560      $4,773,186     $658,912
Asian Growth Fund...............      481,855       29,614         397,591       25,451         749,053       98,417
Emerging Markets Debt Fund(1)...           --           --              --           --              --           --
Emerging Markets Fund...........      572,475       70,318         344,275       21,951         638,827       85,770
Equity Growth Fund(2)...........      534,435       79,372         526,879       67,063               0            0
European Equity Fund(3).........       48,000          425          30,192        3,501             N/A          N/A
Focus Equity Fund...............    2,029,694      283,354       1,229,038       83,560       1,640,138      229,561
Global Equity Allocation Fund...    1,364,548      179,448       1,266,693      110,283       1,033,797      135,086
Global Equity Fund..............      244,412       26,016       3,117,074       62,141       3,370,697      466,837
Growth and Income Fund II(1)....           --           --              --           --              --           --
International Magnum Fund.......      418,728       59,571         484,186       34,803       1,045,607      140,250
Japanese Equity Fund(1).........           --           --              --           --              --           --
Latin American Fund.............      124,696       19,996         217,094       13,361         986,259      133,298
Mid Cap Growth Fund(4)..........      826,018      105,104              --           --              --           --
Tax Managed Global Franchise
 Fund(3)........................       13,706        2,303          12,337        1,748             N/A          N/A
Value Fund......................      213,082       27,810       1,338,133       70,253       6,293,710      856,595
Worldwide High Income Fund......       91,388       10,443         950,093       34,465       1,276,023      135,143


------------------

(1) Not operational as of June 30, 2000.

(2) Fund inception May 29, 1998.
(3) Fund inception September 25, 1998.

(4) Fund inception October 25, 1999.


    With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES


    With respect to Emerging Markets Debt Fund, High Yield & Total Return Fund and Worldwide High Income Fund:


                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $100,000..........................................   4.75%        4.99%           4.25%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.25%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

    With respect to all of the remaining Funds:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $50,000...........................................   5.75%        6.10%           5.00%
$50,000 but less than $100,000..............................   4.75%        4.99%           4.00%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.00%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

--------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

    With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

    Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

    In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


    The Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



    Certain financial intermediaries may be prohibited under the law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.


    The Distributor must submit quarterly reports to the Board of Directors, with respect to each Fund setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.

    Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other Funds which are series of the Company. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


    As of June 30, 2000, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.



                                                        B SHARES                       C SHARES
                                              ----------------------------   ----------------------------
                                                             PERCENTAGE OF                  PERCENTAGE OF
                                              UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
FUND NAME                                     DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
---------                                     ------------   -------------   ------------   -------------
American Value Fund.........................  $ 9,637,932        2.70%         $ 66,536         0.03%
Asian Growth Fund...........................    2,388,541        5.21            19,394         0.05
Emerging Markets Fund.......................    2,147,029        3.41            86,205         0.26
Equity Growth Fund..........................      869,306        1.82            47,039         0.27
European Equity Fund........................        9,384        0.13             3,422         0.17
Focus Equity Fund...........................    5,473,549        1.78           158,586         0.26
Global Equity Fund..........................   15,346,390        3.47            32,171         0.08
Global Equity Allocation Fund...............    6,894,268        2.73           475,468         0.45
International Magnum Fund...................    1,531,075        2.76            13,042         0.08
Latin American Fund.........................      994,189        5.06            21,462         0.19
Mid Cap Growth Fund.........................      853,527        2.38           134,289         0.67
Tax Managed Global Franchise Fund...........       38,001        1.95             8,259         0.29
Value Fund..................................    3,347,941        4.76            69,902         0.48
Worldwide High Income Fund..................    4,608,055        5.07            60,828         0.18

    As reimbursement for providing distribution services to the Company for the fiscal year ended June 30, 2000, the Distributor received aggregate fees of approximately 26,864,000 which were attributable approximately as follows:



                                                              FISCAL YEAR ENDED   PERCENTAGE OF
                                                                JUNE 30, 2000     AVERAGE DAILY
FUND NAME                                                           (000)          NET ASSETS
---------                                                     -----------------   -------------
American Value Fund -- Class A..............................       $1,058              .25%
American Value Fund -- Class B..............................        3,672             1.00%
American Value Fund -- Class C..............................        1,909             1.00%
Asian Growth Fund -- Class A................................          207              .25%
Asian Growth Fund -- Class B................................          471             1.00%
Asian Growth Fund -- Class C................................          419             1.00%
Emerging Markets Debt Fund -- Class A(1)....................           --               --%
Emerging Markets Debt Fund -- Class B(1)....................           --               --%
Emerging Markets Debt Fund -- Class C(1)....................           --               --%
Emerging Markets Fund -- Class A............................          203              .25%
Emerging Markets Fund -- Class B............................          510             1.00%
Emerging Markets Fund -- Class C............................          281             1.00%
Equity Growth Fund -- Class A...............................           67              .25%
Equity Growth Fund -- Class B...............................          343             1.00%
Equity Growth Fund -- Class C...............................          114             1.00%
European Equity Fund -- Class A.............................           11              .25%
European Equity Fund -- Class B.............................           43             1.00%
European Equity Fund -- Class C.............................           17             1.00%
Focus Equity Fund -- Class A................................          292              .25%
Focus Equity Fund -- Class B................................        2,312             1.00%
Focus Equity Fund -- Class C................................          414             1.00%
Global Equity Allocation Fund -- Class A....................          661              .25%
Global Equity Allocation Fund -- Class B....................        2,422             1.00%
Global Equity Allocation Fund -- Class C....................        1,033             1.00%
Global Equity Fund -- Class A...............................          178              .25%
Global Equity Fund -- Class B...............................        5,155             1.00%
Global Equity Fund -- Class C...............................          524             1.00%
Growth and Income Fund II -- Class A(1).....................           --               --%
Growth and Income Fund II -- Class B(1).....................           --               --%
Growth and Income Fund II -- Class C(1).....................           --               --%
International Magnum Fund -- Class A........................          124              .25%
International Magnum Fund -- Class B........................          514             1.00%
International Magnum Fund -- Class C........................          149             1.00%
Japanese Equity Fund -- Class A(1)..........................           --               --%
Japanese Equity Fund -- Class B(1)..........................           --               --%
Japanese Equity Fund -- Class C(1)..........................           --               --%
Latin American Fund -- Class A..............................           79              .25%
Latin American Fund -- Class B..............................          188             1.00%
Latin American Fund -- Class C..............................          103             1.00%
Mid Cap Growth Fund -- Class A..............................           39              .25%
Mid Cap Growth Fund -- Class B..............................          140             1.00%
Mid Cap Growth Fund -- Class C..............................           86             1.00%
Tax Managed Global Franchise Fund -- Class A................            3              .25%
Tax Managed Global Franchise Fund -- Class B................            9             1.00%
Tax Managed Global Franchise Fund -- Class C................           13             1.00%
Value Fund -- Class A.......................................          171              .25%
Value Fund -- Class B.......................................          939             1.00%
Value Fund -- Class C.......................................          202             1.00%
Worldwide High Income Fund -- Class A.......................          125              .25%
Worldwide High Income Fund -- Class B.......................          996             1.00%
Worldwide High Income Fund -- Class C.......................          363             1.00%


------------------

(1) Not operational as of June 30, 2000.



    With respect to the following funds, the Distributor has entered into agreements with the firms listed below:



AMERICAN VALUE
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.



ASIAN GROWTH
Buck Consultants, Inc.
First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. Hewitt Associates, LLC

Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Charles Schwab & Co., Inc.
Union Bank of California, N.A.
The Vanguard Group



EMERGING MARKETS
Buck Consultants, Inc.
First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Salomon Smith Barney, Inc.
Union Bank of California, NA
The Vanguard Group



EQUITY GROWTH
Buck Consultants, Inc.
First Union National Bank
Great West Life Insurance Company/Benefits Corp Equities, Inc.
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks Union Bank of California, N.A.
The Vanguard Group



FOCUS EQUITY
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affilicated Banks
The Prudential Insurance Company of America
Salomon Smith Barney, Inc.
Union Bank of California, N.A.
The Vanguard Group



GLOBAL EQUITY
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.

Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks
The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
Salomon Smith Barney, Inc.
Union Bank of California, N.A.
The Vanguard Group



GLOBAL EQUITY ALLOCATION
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
Salomon Smith Barney, Inc.
Union Bank of California, N.A.
The Vanguard Group



INTERNATIONAL MAGNUM
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensations, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Union Bank of California, N.A.
The Vanguard Group



LATIN AMERICAN
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank

Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Salomon Smith Barney, Inc.
Union Bank of California, N.A.
The Vanguard Group



TAX MANAGED GLOBAL FRANCHISE
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America
Salomon Smith Barney, Inc.



VALUE
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Salomon Smith Barney, Inc.
Union Bank of California, N.A.
The Vanguard Group



WORLDWIDE HIGH INCOME
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Dean Witter Reynolds, Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Union Bank of California, N.A.
The Vanguard Group



    Shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT


    The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Directors of the Company.



    With respect to the Emerging Markets Debt Fund and the Worldwide High Income Fund, most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



    The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.



    The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


    The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


    Morgan Stanley & Co. Incorporated is an affiliate of the Adviser (and the predecessor adviser) of the Funds. Effective May 31, 1997, Dean Witter
Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser (and the predecessor adviser) of the Funds. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


    The Funds paid the following commissions to all brokers and affiliated brokers during the periods shown:

                                                              EMERGING
                                 AMERICAN         ASIAN        MARKETS      EMERGING        EQUITY       EUROPEAN        FOCUS
FISCAL YEAR ENDED                 VALUE           GROWTH        DEBT        MARKETS         GROWTH        EQUITY         EQUITY
JUNE 30, 2000                      FUND            FUND        FUND(1)        FUND           FUND          FUND           FUND
-----------------                --------         ------      --------      --------        ------       --------        ------
Total brokerage
  commissions...............  $    4,467,595   $  1,164,649    $   --     $  1,015,316   $     87,348   $   30,571    $    630,097
Commissions with Morgan
  Stanley...................  $       46,859   $    121,099    $   --     $     14,845   $      4,580   $    3,913    $     56,610
  Percentage of total
   commissions..............            1.05%         10.39%       --%            1.46%          5.24%       12.80%           8.98%
Commissions with Dean
  Witter....................  $            0   $          0    $   --     $          0   $          0   $        0    $          0
  Percentage of total
   commissions..............               0%             0%       --%               0%             0%           0%              0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......            2.24%          9.93%       --%            1.28%         10.32%        9.27%           9.69%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........               0%             0%       --%               0%             0%           0%              0%
Commissions for research
  services..................  $    4,704,647   $  1,059,398    $   --     $    892,711   $     76,151   $   20,070    $  1,109,511
Value of research
  transactions..............  $2,203,037,282   $343,801,578    $   --     $290,639,235   $101,722,754   $16,815,174   $735,843,153

                                 GLOBAL
                                 EQUITY         GLOBAL
FISCAL YEAR ENDED              ALLOCATION       EQUITY
JUNE 30, 2000                     FUND           FUND
-----------------              ----------       ------
Total brokerage
  commissions...............  $  1,312,090   $  1,427,195
Commissions with Morgan
  Stanley...................  $     27,028   $     84,449
  Percentage of total
   commissions..............          0.25%          5.92%
Commissions with Dean
  Witter....................  $          0   $          0
  Percentage of total
   commissions..............             0%             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......          0.08%          4.33%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%             0%
Commissions for research
  services..................  $    723,144   $  1,180,688
Value of research
  transactions..............  $946,903,250   $702,819,315


                                                                                                       TAX
                                GROWTH         INTER-                                                MANAGED
                                  AND         NATIONAL     JAPANESE       LATIN        MID CAP        GLOBAL
FISCAL YEAR ENDED               INCOME         MAGNUM       EQUITY      AMERICAN        GROWTH      FRANCHISE         VALUE
JUNE 30, 2000                 FUND II(1)        FUND        FUND(1)       FUND           FUND          FUND            FUND
-----------------             ----------      --------     --------     --------       -------      ---------         -----
Total brokerage
  commissions...............     $   --     $    207,740    $   --     $  218,791    $     95,103   $  19,142      $    773,184
Commissions with Morgan
  Stanley...................     $   --     $     14,525    $   --     $      696    $      2,271   $   1,664      $      9,708
  Percentage of total
   commissions..............         --%            6.99%       --%          0.32%           2.39%       8.69%             1.26%
Commissions with Dean
  Witter....................     $   --     $          0    $   --     $        0    $         --   $       0      $          0
  Percentage of total
   commissions..............         --%               0%       --%             0%             --%          0%                0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......         --%            4.25%       --%           .50%           3.29%      17.64%              .99%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........         --%               0%       --%             0%             --%          0%                0%
Commissions for research
  services..................     $   --     $    369,509    $   --     $  509,214    $         --   $   4,237      $    458,024
Value of research
  transactions..............     $   --     $133,544,875    $   --     $81,914,501   $130,312.755   $3,908,587     $442,302,212


                               WORLDWIDE
                                 HIGH
FISCAL YEAR ENDED               INCOME
JUNE 30, 2000                    FUND
-----------------              ---------
Total brokerage
  commissions...............  $     1,540
Commissions with Morgan
  Stanley...................  $         0
  Percentage of total
   commissions..............            0%
Commissions with Dean
  Witter....................  $         0
  Percentage of total
   commissions..............            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley.......            0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........            0%
Commissions for research
  services..................  $       626
Value of research
  transactions..............  $22,984,451


--------------------

(1)  Not operational as of June 30, 2000.

                                                              EMERGING
                                 AMERICAN         ASIAN        MARKETS      EMERGING       EQUITY       EUROPEAN        FOCUS
FISCAL YEAR ENDED                 VALUE           GROWTH        DEBT        MARKETS        GROWTH        EQUITY         EQUITY
JUNE 30, 1999                      FUND            FUND        FUND(1)        FUND          FUND          FUND           FUND
-----------------                --------         ------      --------      --------       ------       --------        ------
Total brokerage
  commissions...............  $    5,210,669   $  1,059,398    $   --     $    892,711   $   96,599    $   20,070    $  1,158,339
Commissions with Morgan
  Stanley...................  $        2,130   $     53,519    $   --     $     49,419   $    1,755    $    1,984    $     13,980
Commissions with Dean
  Witter....................  $        1,356   $          0    $   --     $          0   $        0    $        0    $          0

                                 GLOBAL
                                 EQUITY         GLOBAL
FISCAL YEAR ENDED              ALLOCATION       EQUITY
JUNE 30, 1999                     FUND           FUND
-----------------              ----------       ------
Total brokerage
  commissions...............  $    723,144   $  1,180,688
Commissions with Morgan
  Stanley...................  $      1,790   $    106,499
Commissions with Dean
  Witter....................  $          0   $          0


                                                                                                     TAX
                                GROWTH         INTER-                                              MANAGED
                                  AND         NATIONAL     JAPANESE       LATIN        MID CAP      GLOBAL
FISCAL YEAR ENDED               INCOME         MAGNUM       EQUITY       AMERICAN      GROWTH     FRANCHISE         VALUE
JUNE 30, 1999                 FUND II(1)        FUND        FUND(1)        FUND        FUND(1)       FUND            FUND
-----------------             ----------      --------     --------      --------      -------    ---------         -----
Total brokerage
  commissions...............     $   --     $    369,509    $   --     $    509,214    $   --     $   4,237      $    463,294
Commissions with Morgan
  Stanley...................     $   --     $      8,443    $   --     $      7,942    $   --     $     314      $          0
Commissions with Dean
  Witter....................     $   --     $          0    $   --     $          0    $   --     $       0      $          0


                               WORLDWIDE
                                 HIGH
FISCAL YEAR ENDED               INCOME
JUNE 30, 1999                    FUND
-----------------              ---------
Total brokerage
  commissions...............  $       626
Commissions with Morgan
  Stanley...................  $         0
Commissions with Dean
  Witter....................  $         0


--------------------
(1)  Not operational as of June 30, 1999.

                                                        EMERGING                                                       GLOBAL
                               AMERICAN      ASIAN       MARKETS     EMERGING     EQUITY     EUROPEAN      FOCUS       EQUITY
FISCAL YEAR ENDED               VALUE        GROWTH       DEBT       MARKETS      GROWTH      EQUITY      EQUITY     ALLOCATION
JUNE 30, 1998                    FUND         FUND       FUND(1)       FUND        FUND        FUND        FUND         FUND
-----------------              --------      ------     --------     --------     ------     --------     ------     ----------
Total brokerage
  commissions...............  $1,863,022   $2,171,340    $   --     $1,122,264    $4,685      $   --     $836,700     $382,680
Commissions with Morgan
  Stanley...................  $       0    $ 157,183     $   --     $  41,792     $    0      $   --     $      0     $    981
Commissions with Dean
  Witter....................  $       0    $       0     $   --     $       0     $    0      $   --     $      0     $      0


                               GLOBAL
FISCAL YEAR ENDED              EQUITY
JUNE 30, 1998                   FUND
-----------------              ------
Total brokerage
  commissions...............  $775,168
Commissions with Morgan
  Stanley...................  $188,780
Commissions with Dean
  Witter....................  $      0


                                                                                                TAX
                                GROWTH       INTER-                                           MANAGED                WORLDWIDE
                                  AND       NATIONAL    JAPANESE      LATIN       MID CAP     GLOBAL                   HIGH
FISCAL YEAR ENDED               INCOME       MAGNUM      EQUITY      AMERICAN     GROWTH     FRANCHISE     VALUE      INCOME
JUNE 30, 1998                 FUND II(1)      FUND       FUND(1)       FUND       FUND(1)      FUND        FUND        FUND
-----------------             ----------    --------    --------     --------     -------    ---------     -----     ---------
Total brokerage
  commissions...............     $   --     $243,789     $   --     $1,251,018    $   --      $   --     $475,178     $    0
Commissions with Morgan
  Stanley...................     $   --     $  8,123     $   --     $  53,140     $   --      $   --     $      0     $    0
Commissions with Dean
  Witter....................     $   --     $      0     $   --     $       0     $   --      $   --     $      0     $    0


--------------------

(1) Not operational as of June 30, 1998.

                              SHAREHOLDER SERVICES

    The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


    Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


    Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


    Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


    Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-4833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


    A shareholder may, upon written request by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


    A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by such Fund when Van Kampen Trust Company serves as plan custodian. See "Shareholder Services -- Retirement Plans."


    Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

    Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE


    All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



    Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.



    This policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE

    A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

    Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.


    In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage charges and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A


    As described in the Funds' Prospectuses under "Purchase of Shares --
Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

    As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

    A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

    In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


    A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to
Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulation
Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


    The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

    The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

    A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectuses.


INVOLUNTARY REDEMPTIONS OF SHARES


    Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS


    A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the same Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.


REDEMPTION BY ADVISER

    A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS


    The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified (in their first year of operations), and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



    If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



    To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.



    If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



    Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and (iv) cause the fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.



    Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.



    PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.


DISTRIBUTIONS TO SHAREHOLDERS

    Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.

    Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


    Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the dividends received deduction for corporations if such Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

    Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of a Fund's total assets at the close of its fiscal year consists of securities of foreign issuers and such Fund meets certain holding period requirements with respect to the securities, the Fund will be eligible to file, and may file, elections with the IRS pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

    Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

    The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

    A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in certain Funds that invest primarily in debt securities or securities of foreign issuers is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

    Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

    If income from a Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.


    United States Treasury Regulations, effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by Non-U.S. Shareholders in establishing foreign status. Shareholders and prospective foreign investors should consult their tax advisers concerning the applicability and effect of such Treasury Regulations on an investment in shares of a Fund.


    The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING


    A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.
    54

INFORMATION REPORTING


    Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends paid that are subject to backup withholding (if any) and the amount of tax withheld with respect to such dividends pursuant to the backup withholding rules. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence. Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.


GENERAL


    The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN


    From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.


    Total return figures are calculated according to the following formula:

        n

   P(1+T)   =   ERV

    where:


        P   =   a hypothetical initial payment
        T   =   average annual total return
        n   =   number of years
      ERV   =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
                the 1-, 5-, or 10-year periods (or fractional portion
                thereof).



    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 2000 for the one and five year periods ended June 30, 2000 and for the period from the inception of each Fund through June 30, 2000 are as follows:



                                                                             ONE-YEAR         FIVE-YEAR         INCEPTION
                                                              INCEPTION    PERIOD ENDED      PERIOD ENDED        THROUGH
                                                                DATE       JUNE 30, 2000    JUNE 30, 2000     JUNE 30, 2000
                                                              ---------   ---------------   --------------   ---------------
Global Equity Allocation Fund
    Class A Shares..........................................  01/04/93              6.33%          15.02%              13.60%
    Class B Shares(1).......................................  08/01/95              7.03             N/A               14.54
    Class C Shares(1).......................................  01/04/93             11.02           15.53               13.66
Asian Growth Fund
    Class A Shares..........................................  06/23/93              6.97           -5.20                1.14
    Class B Shares(1).......................................  08/01/95              7.81             N/A               -4.85
    Class C Shares(1).......................................  06/23/93             11.76           -4.80                1.24
American Value Fund
    Class A Shares..........................................  10/18/93             -1.40           17.90               15.27
    Class B Shares(1).......................................  08/01/95             -1.00             N/A               17.70
    Class C Shares(1).......................................  10/18/93              2.83           18.39               15.40

                                                                             ONE-YEAR         FIVE-YEAR         INCEPTION
                                                              INCEPTION    PERIOD ENDED      PERIOD ENDED        THROUGH
                                                                DATE       JUNE 30, 2000    JUNE 30, 2000     JUNE 30, 2000
                                                              ---------   ---------------   --------------   ---------------
Worldwide High Income Fund
    Class A Shares..........................................  04/21/94              6.13            8.70                8.62
    Class B Shares(1).......................................  08/01/95              6.58             N/A                8.60
    Class C Shares(1).......................................  04/21/94              9.57            8.91                8.64
Emerging Markets Fund
    Class A Shares..........................................  07/06/94             27.60             N/A                2.95
    Class B Shares(1).......................................  08/01/95             29.35             N/A                5.74
    Class C Shares(1).......................................  07/06/94             33.38             N/A                3.23
Latin American Fund
    Class A Shares..........................................  07/06/94             16.24           16.75                8.93
    Class B Shares(1).......................................  08/01/95             17.32             N/A               16.03
    Class C Shares(1).......................................  07/06/94             21.34           17.28                9.17
Focus Equity Fund
    Class A Shares..........................................  01/02/96             18.09             N/A               27.86
    Class B Shares..........................................  01/02/96             19.42             N/A               28.49
    Class C Shares..........................................  01/02/96             23.38             N/A               28.61
International Magnum Fund
    Class A Shares..........................................  07/01/96              8.19             N/A                6.76
    Class B Shares..........................................  07/01/96              9.12             N/A                7.07
    Class C Shares..........................................  07/01/96             13.13             N/A                7.57
Japanese Equity Fund
    Class A Shares..........................................       N/A                --              --                  --
    Class B Shares..........................................       N/A                --              --                  --
    Class C Shares..........................................       N/A                --              --                  --
Growth and Income Fund II
    Class A Shares..........................................       N/A                --              --                  --
    Class B Shares..........................................       N/A                --              --                  --
    Class C Shares..........................................       N/A                --              --                  --
European Equity Fund
    Class A Shares..........................................   9/25/98              6.64             N/A                7.64
    Class B Shares..........................................   9/25/98              7.43             N/A                8.50
    Class C Shares..........................................   9/25/98             11.37             N/A               10.41
Equity Growth Fund
    Class A Shares..........................................   5/29/98             19.90             N/A               21.58
    Class B Shares..........................................   5/29/98             21.32             N/A               23.06
    Class C Shares..........................................   5/29/98             25.34             N/A               24.16
Global Equity Fund
    Class A Shares..........................................  10/29/97             -2.72%            N/A                4.60%
    Class B Shares..........................................  10/29/97             -2.56             N/A                5.05
    Class C Shares..........................................  10/29/97              1.28             N/A                6.08
Emerging Markets Debt Fund
    Class A Shares..........................................       N/A                --              --                  --
    Class B Shares..........................................       N/A                --              --                  --
    Class C Shares..........................................       N/A                --              --                  --
Mid Cap Growth Fund
    Class A Shares..........................................  10/25/99               N/A             N/A               26.01
    Class B Shares..........................................  10/25/99               N/A             N/A               28.10
    Class C Shares..........................................  10/25/99               N/A             N/A               32.30
Value Fund
    Class A Shares..........................................    7/7/97            -21.33             N/A               -3.89
    Class B Shares..........................................    7/7/97            -21.30             N/A               -3.64
    Class C Shares..........................................    7/7/97            -18.00             N/A               -2.71
Tax Managed Global Franchise Fund
    Class A Shares..........................................   9/25/98             12.95             N/A               19.52
    Class B Shares..........................................   9/25/98             14.09             N/A               20.74
    Class C Shares..........................................   9/25/98             17.92             N/A               23.18


------------------

  The Emerging Markets Debt, Growth and Income II, and Japanese Equity Funds had not commenced operations in the fiscal year ended June 30, 2000.


(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.
    56

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

        Yield = 2[(a-b + 1)TO THE POWER OF 6 - 1]
             --------------
                   cd

    where:

 a    =   dividends and interest earned during the period
 b    =   expenses accrued for the period (net of reimbursements)
 c    =   the average daily number of shares outstanding during the
          period that were entitled to receive income distributions
 d    =   the maximum offering price per share on the last day of the period


    The respective current yields for the following Funds 30-day period ended June 30, 2000 were as follows:



                                                    CLASS A    CLASS B    CLASS C
FUND NAME                                            SHARES     SHARES     SHARES
---------                                           --------   --------   --------
Worldwide High Income Fund                           11.18%     10.97%     10.97%


COMPARISONS

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms such as Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.


    From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.


                               OTHER INFORMATION

CUSTODY OF ASSETS


    All securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's portfolio, are held by The Chase Manhattan Bank, as the Company's custodian.


SHAREHOLDER REPORTS


    Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS



    Independent auditors for the Company perform an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Company's independent auditors, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Funds and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Company's investment adviser. The change in independent auditors was approved by the Company's audit committee and the Company's Board of Directors, including Directors who are not "interested persons" of the Funds (as defined in the 1940 Act).


LEGAL COUNSEL

    Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:



A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2.  Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                1. LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE


AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meets its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. the "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.



DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.



                              2. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:



                               1. LONG-TERM DEBT


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1.  An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3.  There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT


Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK


Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen American Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
JUNE 30, 2000


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
COMMON STOCKS 95.5%
BASIC RESOURCES  4.3%
BASIC CHEMICALS  0.5%
Nova Chemicals Corp. (a) .........................  245,600        $ 5,280,400
                                                                   -------------
NON-FERROUS METALS  1.1%
Agnico-Eagle Mines Ltd. ..........................  468,300          3,014,681
Freeport-McMoRan Copper & Gold, Inc. (a) .........  549,500          5,082,875
Phelps Dodge Corp. ...............................   58,600          2,179,188
                                                                   -------------
                                                                    10,276,744
                                                                   -------------
PAPER  0.9%
Boise Cascade Corp................................   93,000          2,406,375
Gaylord Container Corp. 'A' (a)...................1,398,000          3,757,125
Westvaco Corp. ...................................  120,400          2,987,425
                                                                   -------------
                                                                     9,150,925
                                                                   -------------
SPECIALTY CHEMICALS  1.1%
Tetra Technologies, Inc. (a) .....................  455,400          6,460,988
W.R. Grace & Co. (a) .............................  380,400          4,612,350
                                                                   -------------
                                                                    11,073,338
                                                                   -------------
STEEL  0.7%
Lone Star Technologies, Inc. .....................   83,600          3,866,500
Steel Dynamics, Inc. (a) .........................  274,500          2,487,656
                                                                   -------------
                                                                     6,354,156
                                                                   -------------
TOTAL BASIC RESOURCES .....................................         42,135,563
                                                                   -------------
BEVERAGES & PERSONAL PRODUCTS  1.8%
BEVERAGES  1.1%
Pepsi Bottling Group, Inc. .......................  207,700          6,062,244
Suiza Foods Corp. (a) ............................   57,000          2,785,875
Triarc Cos., Inc. (a) ............................   79,200          1,623,600
                                                                   -------------
                                                                    10,471,719
                                                                   -------------
PERSONAL PRODUCTS  0.7%
Fortune Brands, Inc. .............................  195,500          4,508,719
Salton, Inc. (a) .................................   65,100          2,400,562
                                                                   -------------
                                                                     6,909,281
                                                                   -------------
TOTAL BEVERAGES & PERSONAL PRODUCTS .......................         17,381,000
                                                                   -------------


SEE NOTES TO FINANCIAL STATEMENTS      F-2

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
CONSUMER DURABLES  2.2%
AUTOMOTIVE RELATED  1.5%
Lear Corp. (a) ...................................  194,500        $ 3,890,000
Magna International, Inc. 'A'.....................  117,900          5,570,775
Tower Automotive, Inc. (a) .......................  407,500          5,093,750
                                                                   -------------
                                                                    14,554,525
                                                                   -------------
BUILDING & HOUSING  0.2%
American Standard Cos., Inc. (a) .................   51,600          2,115,600
                                                                   -------------
RECREATION & TOYS  0.5%
Hasbro, Inc. .....................................  231,200          3,482,450
JAKKS Pacific, Inc. (a) ..........................   90,700          1,337,825
                                                                   -------------
                                                                     4,820,275
                                                                   -------------
TOTAL CONSUMER DURABLES ...................................         21,490,400
                                                                   -------------
CONSUMER SERVICES  3.8%
ENTERTAINMENT & LEISURE  1.8%
ValueVision International, Inc. 'A' (a)...........  736,200         17,668,800
                                                                   -------------
LODGING & CATERING  0.6%
Hilton Hotels Corp. ..............................  317,900          2,980,312
Starwood Hotels & Resorts Worldwide, Inc. ........   95,500          3,085,844
                                                                   -------------
                                                                     6,066,156
                                                                   -------------
OTHER  1.1%
Convergys Corp. (a) ..............................  141,400          7,335,125
Corinthian Colleges, Inc. (a) ....................   26,700            625,781
Lifeminders, Inc. (a) ............................  106,200          3,139,538
                                                                   -------------
                                                                    11,100,444
                                                                   -------------
PUBLISHING & BROADCASTING  0.3%
Infospace.com, Inc. (a) ..........................   54,800          3,027,700
                                                                   -------------
TOTAL CONSUMER SERVICES ...................................         37,863,100
                                                                   -------------
ENERGY  6.6%
OIL-DOMESTIC & CRUDE  1.0%
Ocean Energy, Inc. (a) ...........................  228,824          3,246,440
Tosco Corp. ......................................   96,600          2,734,988
Valero Energy Corp. ..............................  116,300          3,692,525
                                                                   -------------
                                                                     9,673,953
                                                                   -------------
OIL-OFFSHORE DRILLING  2.5%
Global Marine, Inc. (a) ..........................  360,600         10,164,412
Nabors Industries, Inc. (a) ......................  171,100          7,111,344
Precision Drilling Corp. (a) .....................  191,900          7,412,138
                                                                   -------------
                                                                    24,687,894
                                                                   -------------


                                       F-3     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
OIL-WELL EQUIPMENT & SERVICES  3.1%
Cooper Cameron Corp. (a) .........................   95,500        $ 6,303,000
Global Industries, Ltd. (a) ......................  381,100          7,193,262
Smith International, Inc. (a) ....................  209,900         15,283,344
Varco International, Inc. (a) ....................   72,748          1,691,391
                                                                   -------------
                                                                    30,470,997
                                                                   -------------
TOTAL ENERGY ..............................................         64,832,844
                                                                   -------------
FINANCIAL SERVICES  12.5%
BANKS  2.6%
Bank of Montreal .................................   69,900          2,983,856
Bank United Corp. 'A'.............................  216,200          7,607,537
Golden State Bancorp, Inc. (a) ...................   90,900          1,636,200
Greater Bay Bancorp ..............................   21,300            995,775
Hudson United Bancorp ............................  226,249          5,076,462
Silicon Valley Bancshares (a) ....................   62,400          2,659,800
TCF Financial Corp. ..............................  109,400          2,810,213
Trustmark Corp. ..................................  119,000          2,075,063
                                                                   -------------
                                                                    25,844,906
                                                                   -------------
CREDIT & FINANCE  2.4%
Concord EFS, Inc. (a) ............................  304,200          7,909,200
Metris Cos., Inc. ................................  104,950          2,636,869
PMI Group, Inc. ..................................   48,800          2,318,000
Radian Group, Inc. ...............................  204,600         10,588,050
                                                                   -------------
                                                                    23,452,119
                                                                   -------------
INSURANCE  1.6%
Allmerica Financial Corp. ........................  103,300          5,410,337
Everest Reinsurance Holdings, Inc. ...............  159,200          5,233,700
MONY Group, Inc. (The) ...........................   71,900          2,431,119
Nationwide Financial Services, Inc. 'A'...........   98,000          3,221,750
                                                                   -------------
                                                                    16,296,906
                                                                   -------------
INVESTMENT COMPANIES  1.8%
Catellus Development Corp. (a) ...................  228,800          3,432,000
E*TRADE Group, Inc. (a) ..........................  147,200          2,428,800
eSPEED, Inc. 'A' (a) .............................  113,700          4,938,844
T. Rowe Price Associates, Inc. ...................  157,700          6,702,250
                                                                   -------------
                                                                    17,501,894
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS  4.1%
AMB Property Corp. ...............................  528,600         12,058,687
Avalonbay Communities, Inc. ......................   72,000          3,006,000
Boston Properties, Inc. ..........................   52,200          2,016,225
Camden Property Trust ............................   64,800          1,903,500


SEE NOTES TO FINANCIAL STATEMENTS      F-4

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Cousins Properties, Inc. .........................   47,400        $ 1,824,900
Crown American Realty Trust ......................  379,700          2,040,887
Duke Weeks Realty Corp. ..........................  195,000          4,363,125
Glenborough Realty Trust, Inc. ...................   26,500            462,094
Hospitality Properties Trust .....................  276,300          6,234,019
Lasalle Hotel Properties REIT ....................   36,100            518,938
Liberty Property Trust REIT ......................   46,000          1,193,125
Manufactured Home Communities, Inc. REIT .........   78,700          1,883,881
Simon Property Group, Inc. .......................   46,700          1,036,156
Vornado Realty Trust .............................   53,500          1,859,124
                                                                   -------------
                                                                    40,400,661
                                                                   -------------
TOTAL FINANCIAL SERVICES ...................................       123,496,486
                                                                   -------------
FOOD & TOBACCO  2.2%
FOOD & TOBACCO  0.1%
Horizon Organic Holding Corp. (a) ................  131,900          1,401,438
                                                                   -------------
FOOD PRODUCTS  2.1%
Earthgrains Co. ..................................  134,600          2,616,287
Fresh Del Monte Produce, Inc. (a) ................  183,900          1,264,313
General Mills, Inc. ..............................  134,800          5,156,100
Hain Celestial Group, Inc. (a) ...................  156,400          5,737,925
IBP, Inc. ........................................  148,700          2,295,556
NBTY, Inc. (a) ...................................  565,800          3,606,975
                                                                   -------------
                                                                    20,677,156
                                                                   -------------
TOTAL FOOD & TOBACCO ......................................         22,078,594
                                                                   -------------
HEALTH CARE  10.6%
DRUGS  5.4%
Alpharma, Inc. ...................................  124,700          7,762,575
Alza Corp., 'A' (a) ..............................  116,500          6,888,062
Celgene Corp. (a) ................................  102,900          6,058,237
Cell Pathways, Inc. (a) ..........................  165,500          3,889,250
Genomic Solutions, Inc. (a) ......................   96,200          1,406,925
Gilead Sciences, Inc. (a) ........................   50,200          3,570,475
IDEC Pharmaceuticals Corp. (a) ...................   20,600          2,416,638
ImClone Systems, Inc. (a) ........................   23,200          1,773,350
Intermune Pharmaceuticals, Inc. (a) ..............  135,000          5,577,188
MedImmune, Inc. (a) ..............................   53,700          3,973,800
Millennium Pharmaceuticals, Inc. (a) .............   32,600          3,647,125
Teva Pharmaceutical Industries Ltd. ADR ..........  111,400          6,175,737
                                                                   -------------
                                                                    53,139,362
                                                                   -------------
HEALTH SERVICES  1.7%
Beverly Enterprises, Inc. (a) ....................  568,100          1,597,781


                                       F-5     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
HEALTH SERVICES (CONTINUED)
First Health Group Corp. (a) .....................   82,300        $ 2,700,469
Omnicare, Inc. ...................................  252,900          2,291,906
Tenet Healthcare Corp. (a) .......................  125,100          3,377,700
Trigon Healthcare, Inc. (a) ......................   67,900          3,501,094
Universal Health Services, Inc. (a) ..............   56,300          3,715,800
                                                                   -------------
                                                                    17,184,750
                                                                   -------------
HEALTH TECHNOLOGY  2.5%
Cephalon, Inc. (a) ...............................  116,300          6,963,462
COR Therapeutics, Inc. (a) .......................   49,600          4,231,500
Human Genome Sciences, Inc. (a) ..................    1,200            160,050
PE Corp.-Celera Genomics Group (a) ...............   15,900          1,486,650
PerkinElmer, Inc. ................................   56,200          3,716,225
QLT Phototherapeutics, Inc. (a) ..................   34,600          2,675,013
St. Jude Medical, Inc. (a) .......................  108,100          4,959,088
                                                                   -------------
                                                                    24,191,988
                                                                   -------------
HOSPITAL SUPPLIES  1.0%
Endocare, Inc. (a) ...............................  149,400          3,025,350
Sybron International Corp. (a) ...................  347,900          6,892,769
                                                                   -------------
                                                                     9,918,119
                                                                   -------------
TOTAL HEALTH CARE .........................................        104,434,219
                                                                   -------------
HEAVY INDUSTRY/TRANSPORTATION  8.9%
AEROSPACE  1.8%
Alliant TechSystems, Inc. (a) ....................   56,700          3,823,707
Titan Corp. (a) ..................................  310,600         13,899,350
                                                                   -------------
                                                                    17,723,057
                                                                   -------------
AIR TRANSPORTATION  1.1%
Airtran Holdings, Inc. (a) .......................  695,200          2,889,425
Frontier Airlines, Inc. (a) ......................  246,900          3,533,756
Mesa Air Group, Inc. (a) .........................  422,100          2,334,741
SkyWest, Inc. ....................................   53,300          1,975,431
                                                                   -------------
                                                                    10,733,353
                                                                   -------------
BUSINESS SERVICES  3.0%
AnswerThink Consulting Group, Inc. (a) ...........  149,900          2,492,088
Republic Services, Inc. 'A' (a) ..................  292,200          4,675,200
SCI Systems, Inc. (a) ............................  235,600          9,232,575
United Rentals, Inc. (a) .........................  253,000          4,332,625
Xceed, Inc. (a) ..................................  963,500          8,791,937
                                                                   -------------
                                                                    29,524,425
                                                                   -------------
ELECTRICAL EQUIPMENT  0.3%
Black Box Corp. (a) ..............................   38,900          3,079,786
                                                                   -------------


SEE NOTES TO FINANCIAL STATEMENTS      F-6

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
MACHINERY  0.4%
Manitowoc Co., Inc. ..............................   55,350        $ 1,480,613
Stewart & Stevenson Services, Inc. ...............  131,000          1,973,187
                                                                   -------------
                                                                     3,453,800
                                                                   -------------
MISCELLANEOUS INDUSTRIALS  2.3%
GenCorp, Inc. ....................................  282,200          2,257,600
ITT Industries, Inc. .............................  160,300          4,869,112
Litton Industries, Inc. (a) ......................  129,500          5,439,000
Martin Marietta Materials, Inc. ..................  108,500          4,387,469
Mettler-Toledo International, Inc. (a) ...........   54,900          2,196,000
Wabash National Corp. ............................  312,500          3,730,469
                                                                   -------------
                                                                    22,879,650
                                                                   -------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION .......................         87,394,071
                                                                   -------------
RETAIL  4.0%
APPAREL  1.7%
Chico's FAS, Inc. (a) ............................  182,600          3,652,000
Factory 2-U Stores, Inc. (a) .....................  124,200          4,696,313
Global Sports, Inc. (a) ..........................  601,600          3,872,800
Jones Apparel Group, Inc. (a) ....................   69,700          1,637,950
Vans, Inc. (a) ...................................  181,800          2,658,825
                                                                   -------------
                                                                    16,517,888
                                                                   -------------
DEPARTMENT STORES  0.3%
Neiman-Marcus Group, Inc. 'A' (a) ................   91,700          2,710,881
                                                                   -------------
DISCOUNTERS  0.3%
BJ's Wholesale Club, Inc. (a) ....................  101,500          3,349,500
                                                                   -------------
FOOD RETAILERS  0.3%
SYSCO Corp. ......................................   76,300          3,214,138
                                                                   -------------
RESTAURANTS  1.2%
Landry's Seafood Restaurants, Inc. ...............  261,500          2,222,750
Lone Star Steakhouse & Saloon, Inc. (a) ..........  403,600          4,086,450
Ruby Tuesday, Inc. ...............................  242,800          3,050,175
Wendy's International, Inc. ......................  124,100          2,210,531
                                                                   -------------
                                                                    11,569,906
                                                                   -------------
SPECIALTY SHOPS  0.2%
Sherwin-Williams Co. (The) .......................   96,800          2,050,950
                                                                   -------------
TOTAL RETAIL ..............................................         39,413,263
                                                                   -------------
TECHNOLOGY  31.5%
COMPUTERS & OFFICE EQUIPMENT  2.9%
Accelerated Networks, Inc. (a) ...................    8,700            367,031
Extreme Networks, Inc. (a) .......................   57,600          6,076,800


                                       F-7     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
COMPUTERS & OFFICE EQUIPMENT (CONTINUED)
Network Appliance, Inc. (a) ......................   64,300        $ 5,176,150
Oak Technology, Inc. (a) .........................  189,200          4,079,625
QLogic Corp. (a) .................................  108,200          7,147,962
Splash Technology Holdings, Inc. (a) .............  662,400          5,216,400
Stratos Lightwave Inc. (a) .......................   12,500            348,438
                                                                   -------------
                                                                    28,412,406
                                                                   -------------
ELECTRONICS  10.1%
Aetrium, Inc. (a) ................................  122,400            703,800
ANADIGICS, Inc. (a) ..............................   71,700          2,442,281
Applied Micro Circuits Corp. (a) .................    4,600            454,250
Coherent, Inc. (a) ...............................   58,200          4,881,525
Concord Camera Corp. (a) .........................   83,800          1,749,325
Conexant Systems, Inc. (a) .......................   49,700          2,416,663
Cypress Semiconductor Corp. (a) ..................   64,000          2,704,000
Fairchild Semiconductor, Inc. 'A' (a).............  105,000          4,252,500
Galileo Technology Ltd. (a) ......................  302,800          6,510,200
Gasonics International Corp. (a) .................  202,300          7,978,206
GSI Lumonics, Inc. (a) ...........................  190,200          6,680,775
Integrated Device Technology, Inc. (a) ...........   39,800          2,383,025
KLA-Tencor Corp. (a) .............................   82,600          4,837,263
Lam Research Corp. (a) ...........................   65,300          2,448,750
Lattice Semiconductor Corp. (a) ..................  103,900          7,182,087
M-Systems Flash Disk Pioneers Ltd. (a) ...........  103,700          8,075,637
Microchip Technology, Inc. (a) ...................   44,700          2,604,474
National Semiconductor Corp. (a) .................   85,200          4,835,100
Novellus Systems, Inc. (a) .......................   98,400          5,565,750
Parlex Corp. (a) .................................   84,800          3,572,200
PMC-Sierra, Inc. (a) .............................   36,800          6,538,900
SanDisk Corp. (a) ................................   57,700          3,530,519
Vishay Intertechnology, Inc. (a) .................   62,300          2,363,506
Vitesse Semiconductor Corp. (a) ..................   61,600          4,531,450
                                                                   -------------
                                                                    99,242,186
                                                                   -------------
SOFTWARE & SERVICES  10.6%
Akamai Technologies, Inc. (a) ....................   56,200          6,672,872
Allaire Corp. (a) ................................  116,400          4,277,700
Applied Digital Solutions, Inc. (a) ..............  626,900          2,115,788
BEA Systems, Inc. (a) ............................  145,300          7,183,269
Blue Wave Systems, Inc. (a) ......................  729,400          7,521,937
Brio Technology, Inc. (a) ........................  208,300          4,413,356
Cadence Design Systems, Inc. (a) .................  126,000          2,567,250
Commerce One, Inc. (a) ...........................  137,500          6,241,212
i2 Technologies, Inc. (a) ........................    4,800            500,475


SEE NOTES TO FINANCIAL STATEMENTS      F-8

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
SOFTWARE & SERVICES (CONTINUED)
Interwoven, Inc. (a) .............................   24,600        $ 2,705,616
ISS Group, Inc. (a) ..............................   35,000          3,455,703
Level 8 Systems, Inc. (a) ........................   30,900            650,831
Macromedia, Inc. (a) .............................   56,600          5,472,512
MarchFirst, Inc. (a) .............................  158,200          2,887,150
Mercury Interactive Corp. (a) ....................   58,500          5,659,875
MSI Holdings, Inc. (a,b,c) .......................  563,100          4,082,475
Portal Software, Inc. (a) ........................  122,500          7,824,687
Quest Software, Inc. (a) .........................   63,900          3,538,463
Tanning Technology Corp. (a) .....................  370,600          7,134,050
Unify Corp. (a) ..................................1,085,700          9,296,306
Vignette Corp. (a) ...............................   95,000          4,941,485
Zomax, Inc. (a) ..................................  398,500          5,230,313
                                                                   -------------
                                                                   104,373,325
                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT  7.9%
Advanced Fibre Communications, Inc. (a) ..........   40,600          1,839,688
CIENA Corp. (a) ..................................   37,800          6,300,787
Clarent Corp. (a) ................................   69,600          4,976,400
Digital Lightwave, Inc. (a) ......................   42,900          4,311,450
Digital Microwave Corp. (a) ......................  249,800          9,523,625
Ditech Communications Corp. (a) ..................   16,200          1,531,913
DSET Corp. (a) ...................................  202,300          6,144,862
Efficient Networks, Inc. (a) .....................  163,700         12,042,181
Finisar Corp. (a) ................................  183,700          4,810,644
Powerwave Technologies, Inc. (a) .................  161,600          7,110,400
REMEC, Inc. (a) ..................................   76,400          3,199,250
RF Micro Devices, Inc. (a) .......................   13,100          1,147,888
Scientific-Atlanta, Inc. .........................   78,700          5,863,150
SDL, Inc. (a) ....................................   31,900          9,097,481
                                                                   -------------
                                                                    77,899,719
                                                                   -------------
TOTAL TECHNOLOGY ..........................................        309,927,636
                                                                   -------------
UTILITIES  7.1%
ELECTRIC POWER  3.0%
Allegheny Energy, Inc. ...........................   83,700          2,291,287
Calpine Corp. (a) ................................   46,400          3,050,800
DPL, Inc. ........................................  114,666          2,515,485
Minnesota Power, Inc. ............................  100,300          1,736,444
Pinnacle West Capital Corp. ......................   89,200          3,021,650
Potomac Electric Power Co. .......................  492,600         12,315,000
TXU Corp. ........................................  140,400          4,141,800
                                                                   -------------
                                                                    29,072,466
                                                                   -------------


                                       F-9     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
TELEPHONE SERVICES  4.1%
Adelphia Business Solutions, Inc. (a) ............  187,100       $  4,338,381
Alamosa PCS Holdings, Inc. (a) ...................  279,300          5,830,387
Dobson Communications Corp. 'A' (a) ..............  214,300          4,125,275
FLAG Telecom Holdings Ltd. (a) ...................  169,400          2,519,825
Focal Communications Corp. (a) ...................  155,600          5,630,775
ITXC Corp. (a) ...................................   88,800          3,144,075
Leap Wireless International, Inc. (a) ............   66,800          3,139,600
MGC Communications, Inc. (a) .....................   94,400          5,658,100
Northeast Optic Network, Inc. (a) ................   38,600          2,378,725
Viatel, Inc. (a) .................................   92,600          2,644,888
Winstar Communications, Inc. (a) .................   33,500          1,134,813
                                                                  --------------
                                                                    40,544,844
                                                                  --------------
TOTAL UTILITIES ...........................................         69,617,310
                                                                  --------------
TOTAL INVESTMENTS  95.5%
    (Cost $893,880,555) ...................................        940,064,486

OTHER ASSETS IN EXCESS OF LIABILITIES  4.5% ...............         44,083,690
                                                                  --------------
NET ASSETS  100% ..........................................       $984,148,176
                                                                  ==============


(a)   NON-INCOME PRODUCING SECURITY

(b)   SECURITY VALUED AT FAIR VALUE - SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c) RETRICTED AS TO PUBLIC RESALE. TOTAL VALUE OF RESTRICTED SECURITIES AT JUNE 30, 2000 WAS $4,082,475 OR 0.41% OF NET ASSETS (TOTAL COST $3,378,600).

ADR   AMERICAN DEPOSITARY RECEIPT

REIT  REAL ESTATE INVESTMENT TRUST


SEE NOTES TO FINANCIAL STATEMENTS      F-10

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000


ASSETS:
Investments at Value (Cost $893,880,555) ..........................................................   $940,064,486
Cash ..............................................................................................      2,666,238
Receivable for:
  Investments Sold ................................................................................     49,732,995
  Fund Shares Sold ................................................................................        732,075
  Dividends .......................................................................................        614,588
Other .............................................................................................         19,601
                                                                                                      -------------
    Total Assets ..................................................................................    993,829,983
                                                                                                      -------------
LIABILITIES:
Payable for:
  Investments Purchased ...........................................................................      5,676,343
  Fund Shares Redeemed ............................................................................      1,687,467
  Distribution Fees ...............................................................................      1,049,248
  Investment Advisory Fees ........................................................................        696,355
  Administrative Fees .............................................................................        200,590
  Shareholder Reporting Expenses ..................................................................        129,475
  Transfer Agent Fees .............................................................................         62,260
  Professional Fees ...............................................................................         54,703
  Custody Fees ....................................................................................         52,026
  Directors' Fees and Expenses ....................................................................         48,202
Other .............................................................................................         25,138
                                                                                                      -------------
    Total Liabilities .............................................................................      9,681,807
                                                                                                      -------------
NET ASSETS ........................................................................................   $984,148,176
                                                                                                      =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)............................   $     43,308
Paid in Capital in Excess of Par ..................................................................    888,821,538
Accumulated Net Realized Gain .....................................................................     49,148,244
Net Unrealized Appreciation on Investments ........................................................     46,183,931
Accumulated Net Investment Loss ...................................................................        (48,845)
                                                                                                      -------------
NET ASSETS ........................................................................................   $984,148,176
                                                                                                      =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $434,765,666 and 18,876,036 Shares Outstanding) ...............................................   $      23.03
                                                                                                      =============
    Maximum Sales Charge ..........................................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ................................................   $      24.44
                                                                                                      =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $356,717,401 and 15,866,845 Shares Outstanding)* ..............................................   $      22.48
                                                                                                      =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $192,665,109 and 8,564,861 Shares Outstanding)* ...............................................   $      22.49
                                                                                                      =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       F-11    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...........................................................................     $ 8,563,276
Interest ............................................................................       2,722,469
                                                                                        --------------
    Total Income.....................................................................      11,285,745
                                                                                        --------------
EXPENSES:
Investment Advisory Fees ............................................................       8,354,616
Distribution Fees (Attributed to Classes A, B and C of $1,058,693,
  $3,672,972 and $1,909,488, respectively) ..........................................       6,641,153
Administrative Fees .................................................................       2,464,240
Shareholder Reports .................................................................         435,871
Transfer Agent Fees .................................................................         333,882
Filing and Registration Fees ........................................................         111,006
Professional Fees ...................................................................          99,176
Custodian Fees ......................................................................          90,486
Directors' Fees and Expenses ........................................................          38,514
Other ...............................................................................          19,608
                                                                                        --------------
    Net Expenses ....................................................................      18,588,552
                                                                                        --------------
NET INVESTMENT LOSS .................................................................    $ (7,302,807)
                                                                                        ==============
NET REALIZED GAIN/LOSS ON:
Investments .........................................................................     $81,464,181
                                                                                        --------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...........................................................      81,599,541
                                                                                        --------------
  End of the Period:
    Investments .....................................................................      46,183,931
                                                                                        --------------
Net Change in Unrealized Appreciation/Depreciation ..................................     (35,415,610)
                                                                                        --------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .........................................................     $46,048,571
                                                                                        ==============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................     $38,745,764
                                                                                        ==============


SEE NOTES TO FINANCIAL STATEMENTS      F-12

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                                                  YEAR ENDED         YEAR ENDED
                                                                                JUNE 30, 2000       JUNE 30, 1999*
                                                                                --------------      --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .........................................................    $  (7,302,807)      $  (2,941,000)
Net Realized Gain ...........................................................       81,464,181          44,491,000
Net Change in Unrealized Appreciation/Depreciation ..........................      (35,415,610)         64,853,000
                                                                                ---------------     ---------------
Net Increase in Net Assets Resulting from Operations ........................       38,745,764         106,403,000
                                                                                ---------------     ---------------
DISTRIBUTIONS:
Net Realized Gain:
Class A .....................................................................      (27,087,328)        (12,659,000)
Class B .....................................................................      (24,196,601)        (17,437,000)
Class C .....................................................................      (12,447,392)         (7,981,000)
                                                                                ---------------     ---------------
Net Decrease in Net Assets Resulting from Distributions .....................      (63,731,321)        (38,077,000)
                                                                                ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ..................................................................      408,292,208         344,367,000
Distributions Reinvested ....................................................       46,273,947          31,597,000
Redeemed ....................................................................     (295,695,701)       (211,364,000)
                                                                                ---------------     ---------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions ...............................................      158,870,454         164,600,000
                                                                                ---------------     ---------------
Total Increase in Net Assets ................................................      133,884,897         232,926,000
NET ASSETS--Beginning of Period .............................................      850,263,279         617,337,000
                                                                                ---------------     ---------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(48,845) and $(22,000),
   respectively) ............................................................    $ 984,148,176       $ 850,263,000
                                                                                ===============     ===============


* AMOUNTS ROUNDED TO THE NEAREST (000).


                                       F-13    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                          -----------------------------------------------------------
CLASS A SHARES                                             2000#           1999#     1998#        1997          1996
                                                          -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................................  $  23.58      $  21.34    $  17.59     $  14.63     $  12.89
                                                          ---------     ---------   ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........................     (0.08)         0.01       (0.02)        0.20         0.27
  Net Realized and
    Unrealized Gain ....................................      1.09          3.43        4.84         4.05         1.94
                                                          ---------     ---------   ---------    ---------    ---------
Total from Investment Operations .......................      1.01          3.44        4.82         4.25         2.21
                                                          ---------     ---------   ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income ................................        --            --       (0.03)       (0.20)       (0.27)
  In Excess of Net Investment Income ...................        --            --       (0.00)+      (0.00)+      (0.01)
  Net Realized Gain ....................................     (1.56)        (1.20)      (1.04)       (1.09)       (0.19)
                                                          ---------     ---------   ---------    ---------    ---------
  Total Distributions ..................................     (1.56)        (1.20)      (1.07)       (1.29)       (0.47)
                                                          ---------     ---------   ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD .........................  $  23.03      $  23.58    $  21.34     $  17.59     $  14.63
                                                          =========     =========   =========    =========    =========
TOTAL RETURN (1) .......................................      4.62%        17.41%      28.26%       30.68%       17.41%
                                                          =========     =========   =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......................  $434,766      $343,004    $220,100     $ 34,331     $ 19,674
Ratio of Expenses to Average
Net Assets .............................................      1.47%         1.49%       1.50%        1.50%        1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................................     (0.33%)        0.03%      (0.09%)       1.25%        1.90%
Portfolio Turnover Rate ................................       272%          283%        207%          73%          41%
-----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ........................................       $--           $--       $0.02        $0.04        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......................        --            --        1.58%        1.76%       1.81%
  Net Investment Income/Loss to
    Average Net Assets .................................        --            --       (0.18%)       0.98%       1.59%
-----------------------------------------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-14

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                          -----------------------------------------         AUGUST 1, 1995+
CLASS B SHARES                                             2000#           1999#     1998#        1997     TO JUNE 30, 1996
                                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................................  $  23.23      $  21.20    $  17.59     $  14.63     $  13.37
                                                          ---------     ---------   ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........................     (0.25)        (0.14)      (0.17)        0.09         0.15
  Net Realized and
    Unrealized Gain ....................................      1.06          3.37        4.83         4.05         1.46
                                                          ---------     ---------   ---------    ---------    ---------
Total from Investment Operations .......................      0.81          3.23        4.66         4.14         1.61
                                                          ---------     ---------   ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income ................................        --            --       (0.01)       (0.09)       (0.15)
  In Excess of Net Investment Income ...................        --            --       (0.00)++     (0.00)++     (0.01)
  Net Realized Gain ....................................     (1.56)        (1.20)      (1.04)       (1.09)       (0.19)
                                                          ---------     ---------   ---------    ---------    ---------
Total Distributions ....................................     (1.56)        (1.20)      (1.05)       (1.18)       (0.35)
                                                          ---------     ---------   ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD .........................  $  22.48      $  23.23    $  21.20     $  17.59     $  14.63
                                                          =========     =========   =========    =========    =========
TOTAL RETURN (1) .......................................      3.85%        16.50%      27.30%       29.77%       12.29%*
                                                          =========     =========   =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......................  $356,717      $341,908    $269,836     $ 15,331     $  2,485
Ratio of Expenses to Average
  Net Assets ...........................................      2.21%         2.24%       2.25%        2.25%        2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................................     (1.06%)       (0.72%)     (0.84%)       0.40%        1.18%
Portfolio Turnover Rate ................................       272%          283%        207%          73%          41%*
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ........................................       $--           $--       $0.02        $0.06        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......................        --            --        2.33%        2.48%        2.61%
  Net Investment Income/Loss to
    Average Net Assets .................................        --            --       (0.93%)       0.14%        0.82%
-----------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

++  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-15    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.


                                                                          YEAR ENDED JUNE 30,
                                                          -------------------------------------------------------------------
CLASS C SHARES                                            2000#            1999#     1998#        1997          1996
                                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................................  $  23.24      $  21.20    $  17.59     $  14.64     $  12.89
                                                          --------      --------    --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........................     (0.25)        (0.14)      (0.17)        0.08         0.16
  Net Realized and
    Unrealized Gain ....................................      1.06          3.38        4.83         4.05         1.94
                                                          --------      --------    --------     --------     --------

Total from Investment Operations .......................      0.81          3.24        4.66         4.13         2.10
                                                          --------      --------    --------     --------     --------

DISTRIBUTIONS
  Net Investment Income ................................        --            --       (0.01)       (0.09)       (0.15)
  In Excess of Net Investment Income ...................        --            --       (0.00)+      (0.00)+      (0.01)
  Net Realized Gain ....................................     (1.56)        (1.20)      (1.04)       (1.09)       (0.19)
                                                          --------      --------    --------     --------     --------

  Total Distributions ..................................     (1.56)        (1.20)      (1.05)       (1.18)       (0.35)
                                                          --------      --------    --------     --------     --------

NET ASSET VALUE, END OF PERIOD .........................  $  22.49      $  23.24    $  21.20     $  17.59     $  14.64
                                                          ========      ========    ========     ========     ========

TOTAL RETURN (1) .......................................      3.80%        16.55%      27.28%       29.67%       16.50%
                                                          ========      ========    ========     ========     ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......................  $192,665      $165,351    $127,401     $ 32,425     $ 21,193
Ratio of Expenses to Average
  Net Assets ...........................................      2.21%         2.24%       2.25%        2.25%        2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................................     (1.06%)       (0.72%)     (0.84%)       0.49%        1.17%
Portfolio Turnover Rate ................................       272%          283%        207%          73%          41%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ........................................       $--           $--       $0.02        $0.04        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......................        --            --        2.33%        2.47%        2.58%
  Net Investment Income/Loss to
    Average Net Assets .................................        --            --       (0.92%)       0.22%        0.84%
-----------------------------------------------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-16

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long-term investments is $906,194,249; the aggregate gross unrealized appreciation is $132,830,156 and the aggregate gross unrealized depreciation is $98,959,919 resulting in net unrealized appreciation on long-term investments of $33,870,237.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $7,768,997 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $489,091 related to distributions from Real Estate Investment Trusts was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences related to partnership investments were reclassified from accumulated net investment loss ($3,773)and paid in capital in excess of par ($95,663) to accumulated net realized gain. A permanent difference of $7,166 related to a correction of the prior year net operating loss was reclassified from accumulated net realized gain to paid in capital in excess of par.

     Permanent book to tax basis differences are not included in ending undistrib-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

uted/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd, LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $1 billion ............................................        .85 of 1%
Next $500 million............................................        .80 of 1%
Over $1.5 billion............................................        .75 of 1%


     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                CLASS B
                            CLASS A           AND CLASS C
                        MAX. OPERATING      MAX. OPERATING
                         EXPENSE RATIO       EXPENSE RATIO
                             1.50%               2.25%

     For the period ended June 30, 2000, the Fund recognized expenses of $50,090 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $12,903 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $817,712 for Class A shares and deferred sales charges of $954,847 and $35,962 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $46,859 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.   CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                        CLASS B       CLASS C
First ..................................................    5.00%         1.00%
Second .................................................    4.00%         None
Third ..................................................    3.00%         None
Fourth .................................................    2.50%         None
Fifth ..................................................    1.50%         None
Thereafter .............................................     None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                                     YEAR ENDED        YEAR ENDED
                                                                   JUNE 30, 2000     JUNE 30, 1999*
                                                                 ----------------   -----------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .................................................     11,878,707        8,979,000
     Distributions Reinvested ...................................        777,244          579,000
     Redeemed ...................................................     (8,325,235)      (5,327,000)
                                                                   --------------   --------------
   Net Increase in Class A Shares Outstanding ...................      4,330,716        4,231,000
                                                                   ==============   ==============
   Dollars:
     Subscribed .................................................  $ 281,234,414    $ 190,079,000
     Distributions Reinvested ...................................     17,309,218       11,025,000
     Redeemed ...................................................   (197,154,804)    (104,033,000)
                                                                   --------------   --------------
   Net Increase .................................................  $ 101,388,828    $  97,071,000
                                                                   ==============   ==============
   Ending Paid in Capital .......................................  $ 396,402,271+   $ 295,061,000+
                                                                   ==============   ==============
CLASS B:
   Shares:
     Subscribed .................................................      2,984,461        4,895,000
     Distributions Reinvested ...................................        903,072          769,000
     Redeemed ...................................................     (2,742,195)      (3,673,000)
                                                                   --------------   --------------
   Net Increase in Class B Shares Outstanding ...................      1,145,338        1,991,000
                                                                   ==============   ==============
   Dollars:
     Subscribed .................................................  $  68,496,278    $  98,965,000
     Distributions Reinvested ...................................     19,714,070       14,494,000
     Redeemed ...................................................    (63,715,963)     (70,265,000)
                                                                   --------------   --------------
   Net Increase .................................................  $  24,494,385    $  43,194,000
                                                                   ==============   ==============
   Ending Paid in Capital .......................................  $ 325,531,802+   $ 301,083,000+
                                                                   ==============   ==============
CLASS C:
   Shares:
     Subscribed .................................................      2,526,613        2,707,000
     Distributions Reinvested ...................................        423,565          322,000
     Redeemed ...................................................     (1,501,481)      (1,921,000)
                                                                   --------------   --------------
   Net Increase in Class C Shares Outstanding ...................      1,448,697        1,108,000
                                                                   ==============   ==============
   Dollars:
     Subscribed .................................................  $  58,561,516    $  55,323,000
     Distributions Reinvested ...................................      9,250,659        6,078,000
     Redeemed ...................................................    (34,824,934)     (37,066,000)
                                                                   --------------   --------------
   Net Increase .................................................  $  32,987,241    $  24,335,000
                                                                   ==============   ==============
   Ending Paid in Capital .......................................  $ 167,019,270+   $ 134,054,000+
                                                                   ==============   ==============

*  AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.   INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $2,642,689,657 and sales of $2,497,094,740 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Asian Growth Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
COMMON STOCKS 99.0%
HONG KONG  33.6%
Asia Satellite Telecommunications Holdings Ltd. ...........    246,500   $    842,695
ASM Pacific Technology Ltd. ...............................    226,000        846,540
Cable & Wireless HKT Ltd. .................................  2,356,100      5,183,390
Cathay Pacific Airways Ltd. ...............................    770,000      1,427,298
Cheung Kong Holdings Ltd. .................................    322,000      3,562,632
China.com Corp. 'A' (a) ...................................     20,000        408,750
China Merchants Holdings International Co., Ltd. ..........    570,000        391,187
China Telecom Ltd. (a) ....................................    859,000      7,575,685
China Unicom Ltd. (a) .....................................  1,540,000      3,269,450
Citic Pacific Ltd. ........................................    133,000        696,094
Cosco Pacific Ltd. ........................................    645,000        508,851
Dao Heng Bank Group Ltd. ..................................    111,000        491,245
Great Wall Technology Co., Ltd. 'H' .......................  1,930,000      1,336,925
Hang Seng Bank Ltd. .......................................     86,400        820,166
Hong Kong & China Gas Co., Ltd. ...........................  1,022,900      1,148,146
Hong Kong Land Holdings Ltd. ..............................    205,000        328,000
Hutchison Whampoa Ltd. ....................................    986,930     12,407,048
Johnson Electric Holdings Ltd. ............................    148,500      1,404,897
Legend Holdings Ltd. ......................................    390,000        377,718
Li & Fung Ltd. ............................................    520,000      2,601,501
Phoenix Satellite TV (a) ..................................    918,000        127,770
Sino-i.com Ltd. ...........................................  3,205,000        145,953
SmarTone Telecommunications Holdings Ltd. .................    145,900        322,850
Soundwill Holdings Ltd. (a) ...............................  5,353,000        127,035
Sun Hung Kai Properties Ltd. ..............................    482,000      3,462,510
Swire Pacific Ltd. 'A' ....................................    354,000      2,070,733
TCL International Holdings Ltd. (a) .......................  1,120,000        409,467
Television Broadcasts Ltd. ................................    198,000      1,320,762
Timeless Software Ltd. (a) ................................    970,000        438,619
                                                                         ------------
                                                                           54,053,917
                                                                         ------------
INDIA  0.0%
Hero Honda Motors Ltd. ....................................      1,227         27,137
                                                                         ------------
INDONESIA  0.9%
PT Gudang Garam Tbk .......................................    275,000        444,587
PT Semen Gresik Tbk .......................................    288,000        261,594
PT Telekomunikasi Indonesia ADR ...........................    117,984        818,514
                                                                         ------------
                                                                            1,524,695
                                                                         ------------


SEE NOTES TO FINANCIAL STATEMENTS      F-24

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
KOREA  25.8%
Cheil Communications, Inc. ................................      9,750   $  1,272,281
CJ39 Shopping Corp. .......................................     13,460        440,609
Communication Network Interface, Inc. (a) .................     37,930        209,206
Dongwon Securities Co. ....................................     15,675        113,026
Housing & Commercial Bank .................................     68,184      1,596,020
Humax Co., Ltd. (a) .......................................     50,560        700,569
Hyundai Electronics Industries Co. ........................     38,127        752,265
Kookmin Bank ..............................................     94,505      1,203,535
Korea Electric Power Corp. ADR ............................    107,110      1,974,841
Korea Telecom Corp. .......................................      1,990        175,259
Korea Telecom Corp. ADR ...................................     49,830      2,410,526
Korea Telecom Freetel (a) .................................      8,170        544,410
LG Home Shopping, Inc. ....................................      7,180        682,568
LG Information & Communication Ltd. .......................      1,400         78,725
Locus Corp. (a) ...........................................      4,510        366,050
Pohang Iron & Steel Co., Ltd. ADR .........................     34,900        837,600
Prochips Technology, Inc. (a) .............................     60,961        241,105
Samsung Electro-Mechanics Co. .............................     30,541      1,914,590
Samsung Electronics Co. ...................................     55,096     18,233,155
Shinhan Bank Co., Ltd. ....................................    114,880      1,081,805
SK Telecom Co., Ltd. ......................................      2,540        831,461
SK Telecom Co., Ltd. ADR ..................................    135,790      4,930,874
Telson Electronics Co., Ltd. ..............................     50,800        539,880
Tong Yang Confectionery Corp. .............................     18,060        392,776
                                                                         ------------
                                                                           41,523,136
                                                                         ------------
MALAYSIA  5.5%
British American Tabacco Bhd. .............................     85,000        693,421
Carlsberg Brewery Bhd. ....................................    178,000        599,579
Commerce Asset-Holdings Bhd. ..............................    121,000        350,263
Digi.com Bhd. (a) .........................................    349,000        638,303
Malayan Banking Bhd. ......................................    437,400      1,772,621
Malaysian Pacific Industries Bhd. .........................     98,000      1,005,790
Public Bank Bhd. ..........................................    804,000        740,526
Resorts World Bhd .........................................    259,000        708,842
Tanjong Public Co., Ltd. ..................................    218,000        522,053
Telekom Malaysia Bhd. .....................................    334,000      1,151,421
Tenaga Nasional Bhd. ......................................    197,000        642,842
                                                                         ------------
                                                                            8,825,661
                                                                         ------------
SINGAPORE 10.6%
Chartered Semiconductor Manufacturing Ltd. (a) ............    120,000      1,048,915
City Developments Ltd. ....................................    135,000        523,589
Datacraft Asia Ltd. .......................................    111,280        979,264
DBS Group Holdings Ltd. ...................................    266,661      3,426,845


                                       F-25    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
SINGAPORE (CONTINUED)
Keppel Corp., Ltd. ........................................    124,000   $    268,457
NatSteel Electronics Ltd. .................................    131,000        401,910
Neptune Orient Lines Ltd. (a) .............................    581,000        538,119
OMNI Industries Ltd. ......................................    529,000        872,735
Oversea-Chinese Banking Corp., Ltd. .......................    283,150      1,950,498
Overseas Union Bank Ltd. ..................................    160,300        621,714
Sembcorp Logistics Ltd. ...................................    175,900        987,688
SIA Engineering Co., Ltd. (a) .............................    396,000        444,712
Singapore Airlines Ltd. ...................................    178,000      1,761,968
Singapore Press Holdings Ltd. .............................    110,200      1,722,373
ST Assembly Test Services Ltd. (a) ........................    342,000        879,004
Venture Manufacturing Ltd. ................................     69,800        711,132
                                                                         ------------
                                                                           17,138,923
                                                                         ------------
TAIWAN  20.2%
Accton Technology Corp. (a) ...............................     16,200         36,117
Acer Peripherals, Inc. ....................................    390,456      1,105,604
Acer, Inc. (a) ............................................    241,550        452,046
Advanced Semiconductor Engineering, Inc. (a) ..............    278,219        851,183
Advantech Co., Ltd. .......................................     94,800        502,926
Ambit Microsystems Corp. ..................................     33,000        327,584
ASE Test Ltd. ADR (a) .....................................     20,300        597,581
Asustek Computer, Inc. ....................................    228,538      1,889,297
China Steel Corp. .........................................    734,100        501,745
Chinatrust Commercial Bank (a) ............................    595,560        517,541
Compal Electronics, Inc. ..................................    274,429        674,350
Delta Electronics, Inc. ...................................    236,000      1,117,592
Far Eastern Textile Ltd. ..................................    518,805        645,024
GigaMedia Ltd. (a) ........................................      7,700         93,363
Hon Hai Precision Industry (a) ............................    228,760      2,069,822
Macronix International Co., Ltd. (a) ......................    254,550        637,928
Microelectronics Technology, Inc. (a) .....................    128,200        425,595
Nan Ya Plastics Corp. .....................................    774,340      1,562,541
President Chain Store Corp. ...............................    161,360        603,951
ProMos Technologies, Inc. (a) .............................     72,000        291,749
Ritek Corp. (a) ...........................................     91,350        365,697
Siliconware Precision Industries Co. ADR (a) ..............     29,300        271,025
Siliconware Precision Industries Co. (a) ..................    451,695      1,014,384
Taishin International Bank ................................    828,031        530,910
Taiwan Semiconductor Manufacturing Co., Ltd. (a) ..........  1,632,035      7,755,154
United Micro Electronics Corp. (a) ........................  1,941,980      5,404,045
United World Chinese Commercial Bank ......................    414,640        394,060
Universal Scientific Industrial Co., Ltd. .................    181,000        441,823


SEE NOTES TO FINANCIAL STATEMENTS      F-26

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
TAIWAN (CONTINUED)
Winbond Electronics Corp. (a) .............................    490,350   $  1,420,379
                                                                         ------------
                                                                           32,501,016
                                                                         ------------
THAILAND  2.4%
Advanced Info Services Public Co., Ltd. ...................     85,800      1,068,804
BEC World Public Co., Ltd. ................................     77,600        463,520
Delta Electronics Public Co., Ltd. ........................     50,100        352,970
Golden Land Property Development Public Co., Ltd. (a) .....    945,700        140,015
Hana Microelectronics Public Co., Ltd. ....................     41,600        327,066
Siam City Cement Public Co., Ltd. (a) .....................    190,633        720,196
Thai Farmers Bank Public Co., Ltd. ........................    734,100        618,387
Total Access Communication Public Co., Ltd. (a) ...........     31,200        125,424
                                                                         ------------
                                                                            3,816,382
                                                                         ------------
TOTAL COMMON STOCKS (Cost $134,420,406) ..............................    159,410,867
                                                                         ------------
WARRANTS  0.1%
THAILAND  0.1%
Siam Commercial Bank Public Co., Ltd., expiring 5/10/02 (a)
    (Cost $46,564) ........................................  1,023,700        120,205
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  99.1%
    (Cost $134,466,970) ...................................               159,531,072
                                                                         ------------


                                       F-27    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                              PAR         MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT  0.3%
REPURCHASE AGREEMENT  0.3%
Chase Securities, Inc. 6.15%, dated 6/30/00,
due 7/3/00, to be repurchased at $588,301,
collateralized by $585,000 U.S. Treasury Bonds
6.25%, due 8/15/23, valued at $602,226
    (Cost $588,000) .......................................   $588,000   $    588,000
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES  99.4%
    (Cost $135,054,970) ..............................................    160,119,072

FOREIGN CURRENCY  0.9%
    (Cost $1,429,622) ................................................      1,430,555
                                                                         ------------
TOTAL INVESTMENTS  100.3%
    (Cost $136,484,592) ..............................................    161,549,627

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.3% .........................       (535,358)
                                                                         ------------
NET ASSETS  100% .....................................................   $161,014,269
                                                                         ============

(a)   NON-INCOME PRODUCING SECURITY

ADR   AMERICAN DEPOSITARY RECEIPT


  SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                               PERCENT OF
         INDUSTRY                                VALUE         NET ASSETS
         --------                                -----         ----------
         Information Technology ...........  $ 59,796,493        37.1%
         Financials .......................    39,239,382        24.4
         Telecommunications Services ......    29,046,371        18.1
         Consumer Discretionary ...........    11,786,601         7.3
         Industrials ......................     9,278,405         5.8
         Materials ........................     3,883,676         2.4
         Utilities ........................     3,765,829         2.3
         Consumer Staples .................     2,734,315         1.7
                                             ------------         ---
                                             $159,531,072        99.1%
                                             ============        ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS      F-28

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $135,054,970) ...................  $160,119,072
Foreign Currency (Cost $1,429,622) ........................................     1,430,555
Receivable for:
  Investments Sold ........................................................     3,664,761
  Fund Shares Sold ........................................................     1,448,003
  Dividends ...............................................................       205,335
  Interest ................................................................           100
Other .....................................................................        18,375
                                                                             ------------
    Total Assets ..........................................................   166,886,201
                                                                             ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ....................................................     4,232,530
  Investments Purchased ...................................................       826,996
  Bank Overdraft ..........................................................       164,281
  Distribution Fees .......................................................       163,832
  Custody Fees ............................................................       145,607
  Investment Advisory Fees ................................................       126,218
  Shareholder Reporting Expenses ..........................................        69,904
  Professional Fees .......................................................        38,083
  Administrative Fees .....................................................        35,516
  Directors' Fees and Expenses ............................................        33,188
  Transfer Agent Fees .....................................................        23,668
  Deferred Country Tax ....................................................         2,437
Other .....................................................................         9,672
                                                                             ------------
    Total Liabilities .....................................................     5,871,932
                                                                             ------------
NET ASSETS ................................................................  $161,014,269
                                                                             ============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ..   $     12,669
Paid in Capital in Excess of Par .........................................    216,987,625
Net Unrealized Appreciation on Investments and
    Foreign Currency Translations* .......................................     25,059,791
Accumulated Net Investment Loss ..........................................       (178,131)
Accumulated Net Realized Loss ............................................    (80,867,685)
                                                                             ------------
NET ASSETS ...............................................................   $161,014,269
                                                                             ============


                                    F-29       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2000

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $76,254,366 and 5,839,478 Shares Outstanding) ........................   $      13.06
                                                                             ============
    Maximum Sales Charge .................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge)) ......................   $      13.86
                                                                             ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $45,837,306 and 3,687,316 Shares Outstanding)** ......................   $      12.43
                                                                             ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $38,922,597 and 3,142,243 Shares Outstanding)** ......................   $      12.39
                                                                             ============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,437.

** REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-30

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...........................................................  $ 2,175,047
Interest ............................................................      126,880
Less Foreign Taxes Withheld .........................................     (158,856)
                                                                       -----------
    Total Income ....................................................    2,143,071
                                                                       -----------
EXPENSES:
Investment Advisory Fees ............................................    1,718,406
Distribution Fees (Attributed to Classes A, B and C of
  $207,290, $471,600 and $419,730, respectively) ....................    1,098,620
Administrative Fees .................................................      441,202
Custodian Fees ......................................................      371,920
Shareholder Reports .................................................      226,545
Transfer Agent Fees .................................................      118,631
Filing & Registration Fees ..........................................       58,525
Professional Fees ...................................................       43,978
Directors' Fees and Expenses ........................................       26,662
Country Tax Expense .................................................       16,390
Other ...............................................................       16,489
                                                                       -----------
    Total Expenses ..................................................    4,137,368
  Less Expense Reductions ...........................................     (172,743)
                                                                       -----------
  Net Expenses ......................................................    3,964,625
                                                                       -----------
NET INVESTMENT LOSS .................................................  $(1,821,554)
                                                                       ===========
NET REALIZED GAIN/LOSS ON:
  Investments .......................................................  $46,382,500
  Foreign Currency Transactions .....................................     (281,789)
                                                                       -----------
Net Realized Gain ...................................................   46,100,711
                                                                       -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...........................................   44,849,761
                                                                       -----------
  End of the Period:
    Investments .....................................................   25,064,102
    Foreign Currency Translations ...................................       (4,311)
                                                                       -----------
                                                                        25,059,791
                                                                       -----------
Net Change in Unrealized Appreciation/Depreciation ..................  (19,789,970)
                                                                       -----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .........................................  $26,310,741
                                                                       ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................  $24,489,187
                                                                       ===========


                                      F-31     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2000   JUNE 30, 1999*
                                                          -------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ....................................  $ (1,821,554)   $   (125,000)
Net Realized Gain/Loss .................................    46,100,711          (5,000)
Net Change in Unrealized Appreciation/Depreciation .....   (19,789,970)     68,333,000
                                                          ------------    ------------
Net Increase in Net Assets Resulting from Operations ...    24,489,187      68,203,000
                                                          ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .............................................   246,008,180      84,305,000
Redeemed ...............................................  (281,902,284)    (82,166,000)
                                                          ------------    ------------
Net Increase/Decrease in Net Assets Resulting from
  Capital Share Transactions ...........................   (35,894,104)      2,139,000
                                                          ------------    ------------
Total Increase/Decrease in Net Assets ..................   (11,404,917)     70,342,000
NET ASSETS--Beginning of Period ........................   172,419,186     102,077,000
                                                          ------------    ------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(178,131) and $(25,000),
  respectively) ........................................  $161,014,269    $172,419,000
                                                          ============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-32

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                      YEAR ENDED JUNE 30,
                                       ---------------------------------------------------
CLASS A SHARES                           2000#    1999#     1998#      1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .........................  $ 11.48   $  6.53   $ 16.62   $  17.15   $  16.42
                                       -------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ........    (0.08)     0.02     (0.04)     (0.06)     (0.04)
  Net Realized and
    Unrealized Gain/Loss ............     1.66      4.93    (10.03)     (0.14)      0.77
                                       -------   -------   -------   --------   --------
Total From Investment Operations ....     1.58      4.95    (10.07)     (0.20)      0.73
                                       -------   -------   -------   --------   --------
DISTRIBUTIONS
  In Excess of Net Realized Gain ....       --        --     (0.02)     (0.33)        --
                                       -------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD ......  $ 13.06   $ 11.48   $  6.53   $  16.62   $  17.15
                                       =======   =======   =======   ========   ========
TOTAL RETURN (1) ....................    13.49%    75.69%   (60.57%)    (1.10%)     4.45%
                                       =======   =======   =======   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...  $76,254   $88,808   $47,128   $175,440   $248,009
Ratio of Expenses to Average
  Net Assets ........................     1.92%     1.95%     1.90%      1.84%      1.88%
Ratio of Net Investment Income/Loss
  to Average Net Assets .............    (0.66%)    0.28%    (0.39%)    (0.31%)    (0.16%)
Portfolio Turnover Rate .............      108%      138%      130%        74%        38%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss .....................    $0.01     $0.01     $0.01        $--        $--
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ....     2.02%     2.03%     2.21%        --         --
  Net Investment Income/Loss to
    Average Net Assets ..............    (0.76%)    0.20%    (0.53%)       --         --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest expense ..     1.90%     1.90%     1.90%        --         --
------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-33    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                       --------------------------------------  AUGUST 1, 1995+
CLASS B SHARES                           2000#    1999#     1998#      1997    TO JUNE 30, 1996
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .........................  $ 11.01   $  6.31   $ 16.17   $ 16.81       $ 16.51
                                       -------   -------   -------   -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ...............    (0.17)    (0.03)    (0.10)    (0.16)        (0.03)
  Net Realized and
    Unrealized Gain/Loss ............     1.59      4.73     (9.74)    (0.15)         0.33
                                       -------   -------   -------   -------       -------
Total From Investment Operations ....     1.42      4.70     (9.84)    (0.31)         0.30
                                       -------   -------   -------   -------       -------
DISTRIBUTIONS
  Net Realized Gain .................       --        --        --     (0.33)           --
  In Excess of Net Realized Gain ....       --        --     (0.02)       --            --
                                       -------   -------   -------   -------       -------
Total Distributions .................       --        --     (0.02)    (0.33)           --
                                       -------   -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD ......  $ 12.43   $ 11.01   $  6.31   $ 16.17       $ 16.81
                                       =======   =======   =======   =======       =======
TOTAL RETURN (1) ....................    12.81%    74.48%   (60.89%)   (1.79%)        1.82%*
                                       =======   =======   =======   =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...  $45,837   $42,905   $26,126   $62,786       $52,853
Ratio of Expenses to Average
  Net Assets ........................     2.67%     2.70%     2.65%     2.59%         2.61%
Ratio of Net Investment Loss
  to Average Net Assets .............    (1.42%)   (0.44%)   (1.01%)   (1.04%)       (0.52%)
Portfolio Turnover Rate .............      108%      138%      130%       74%           38%*
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Loss ............................    $0.01     $0.01     $0.02       $--           $--
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ....     2.77%     2.78%     2.96%       --            --
  Net Investment Loss to
    Average Net Assets ..............    (1.52%)   (0.52%)   (1.15%)      --            --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest expense ..     2.65%     2.65%     2.65%       --            --
--------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-34

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED JUNE 30,
                                       ---------------------------------------------------
CLASS C SHARES                           2000#    1999#     1998#      1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .........................  $ 10.97   $  6.29   $ 16.14   $  16.78   $  16.19
                                       -------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ...............    (0.17)    (0.04)    (0.12)     (0.21)     (0.13)
  Net Realized and
    Unrealized Gain/Loss ............     1.59      4.72     (9.71)     (0.10)      0.72
                                       -------   -------   -------   --------   --------
Total From Investment Operations ....     1.42      4.68     (9.83)     (0.31)      0.59
                                       -------   -------   -------   --------   --------
DISTRIBUTIONS
  In Excess of Net Realized Gain ....       --        --     (0.02)     (0.33)        --
                                       -------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD ......  $ 12.39   $ 10.97   $  6.29   $  16.14   $  16.78
                                       =======   =======   =======   ========   ========
TOTAL RETURN (1) ....................    12.76%    74.13%   (60.88%)    (1.79%)     3.64%
                                       =======   =======   =======   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...  $38,923   $40,706   $28,823   $114,460   $168,070
Ratio of Expenses to Average
  Net Assets ........................     2.67%     2.70%     2.65%      2.59%      2.63%
Ratio of Net Investment Loss
  to Average Net Assets .............    (1.43%)   (0.48%)   (1.17%)    (1.06%)    (0.94%)
Portfolio Turnover Rate .............      108%      138%      130%        74%        38%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Loss ............................    $0.01     $0.01     $0.01        $--        $--
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ....     2.77%     2.78%     2.96%        --         --
  Net Investment Loss to
    Average Net Assets ..............    (1.53%)   (0.56%)   (1.31%)       --         --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest expense ..     2.65%     2.65%     2.65%        --         --
------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-35    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Invest-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

ment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $80,258,778, which will expire between June 30, 2006 and June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $135,663,878, the aggregate gross unrealized appreciation is $34,397,099 and the aggregate gross unrealized depreciation is $9,941,905, resulting in net unrealized appreciation on long- and short-term investments of $24,455,194.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax bases reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,583,589 has been reclassified from paid in capital in excess of par to accumulated net investment loss. Permanent differences relating to a correction of prior year amounts were reclassified from accumulated net investment loss ($152,434) and accumulated net realized loss ($135,518) to paid in capital in excess of par. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $281,789 was reclassified from accumulated net realized loss to accumulated net investment loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $213,049 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent difference related to taxes accrued against capital gains totaling $257,710 was reclassified from accumulated net investment loss to accumulated net realized loss.

    Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                   % PER ANNUM
First $500 million ......................................   1.00 of 1%
Next $500 million .......................................    .95 of 1%
Over $1 billion .........................................    .90 of 1%


The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.90%                      2.65%

     For the period ended June 30, 2000, the Adviser voluntarily waived $172,743 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $10,459 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $7,123 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain ad-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

ministrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $253,592 for Class A shares and deferred sales charges of $237,262 and $15,980 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $121,099 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1,

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                               CONTINGENT DEFERRED SALES
                                                              CHARGE ON ASSETS SUBJECT TO
                                                                      SALES CHARGE
                                                            --------------------------------
YEAR OF REDEMPTION                                                   CLASS B         CLASS C
First ....................................................            5.00%           1.00%
Second ...................................................            4.00%           None
Third ....................................................            3.00%           None
Fourth ...................................................            2.50%           None
Fifth ....................................................            1.50%           None
Thereafter ...............................................            None            None

                                                              YEAR ENDED        YEAR ENDED
                                                             JUNE 30, 2000    JUNE 30, 1999*
                                                            --------------    --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..........................................      17,452,932       8,906,000
     Redeemed ............................................     (19,346,665)     (8,391,000)
                                                             -------------    ------------
   Net Increase/Decrease in Class A Shares Outstanding ...      (1,893,733)        515,000
                                                             =============    ============
   Dollars:
     Subscribed ..........................................   $ 222,661,067    $ 70,587,000
     Redeemed ............................................    (249,142,808)    (61,673,000)
                                                             -------------    ------------
   Net Increase/Decrease .................................   $ (26,481,741)   $  8,914,000
                                                             =============    ============
   Ending Paid in Capital ................................   $  94,617,222+   $121,936,000+
                                                             =============    ============
CLASS B:
   Shares:
     Subscribed ..........................................       1,262,910         944,000
     Redeemed ............................................      (1,473,492)     (1,189,000)
                                                             -------------    ------------
   Net Decrease in Class B Shares Outstanding ............        (210,582)       (245,000)
                                                             =============    ============
   Dollars:
     Subscribed ..........................................   $  15,484,002    $  7,734,000
     Redeemed ............................................     (17,962,378)     (8,813,000)
                                                             -------------    ------------
   Net Decrease ..........................................   $  (2,478,376)   $ (1,079,000)
                                                             =============    ============
   Ending Paid in Capital ................................   $  60,041,721+   $ 62,911,000+
                                                             =============    ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


                                                              YEAR ENDED        YEAR ENDED
                                                             JUNE 30, 2000    JUNE 30, 1999*
                                                            --------------    --------------
CAPITAL SHARE TRANSACTIONS (CONTINUED)
CLASS C:
   Shares:
     Subscribed ...........................................        635,714         807,000
     Redeemed .............................................     (1,203,170)     (1,680,000)
                                                             -------------    ------------
   Net Decrease in Class C Shares Outstanding .............       (567,456)       (873,000)
                                                             =============    ============
   Dollars:
     Subscribed ...........................................  $   7,863,111    $  5,984,000
     Redeemed .............................................    (14,797,098)    (11,680,000)
                                                             -------------    ------------
Net Decrease ..............................................  $  (6,933,987)   $ (5,696,000)
                                                             =============    ============
Ending Paid in Capital ....................................  $  63,636,988+   $ 70,942,000+
                                                             =============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES-SEE NOTE 1E.

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2000, the Fund made purchases of $180,101,264 and sales of $207,912,555 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Emerging Markets Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

COMMON STOCKS 92.1%
BRAZIL  5.3%
CEMIG ADR ..............................................    15,827       $  273,821
Coteminas .............................................. 1,365,800           79,441
Coteminas ADR (c) ......................................    12,645           36,764
CRT 'A' (a) ............................................ 4,957,486        2,171,563
CVRD ADR ...............................................    33,089          934,764
Embratel 'A' ADR .......................................    48,980        1,157,152
Lojas Arupau S.A. ADR (a) ..............................    14,225               --
Petrobras ADR ..........................................     9,700          293,052
Tele Celular Sul ADR ...................................    11,294          511,054
Tele Centro Sul ADR ....................................    10,418          761,165
Tele Nordeste Celular ADR ..............................     2,895          200,479
Tele Norte Leste ADR ...................................    47,479        1,121,691
Telemig Celular ADR ....................................     2,079          148,649
Telesp Celular ADR .....................................    21,117          947,625
Unibanco GDR ...........................................    56,226        1,616,497
Votorantim Celulose e Papel S.A. ADR ...................    18,100          332,588
                                                                        -----------
                                                                         10,586,305
                                                                        -----------
CHILE  0.2%
Cia Telecom ADR ........................................    19,300          349,813
                                                                        -----------
CHINA  3.2%
AsiaInfo Holdings, Inc. (a) ............................       190            8,491
China Merchants Holdings International Co., Ltd. .......   521,000          357,559
China Unicom Ltd. (a) .................................. 1,007,000        2,137,881
China Unicom Ltd. ADR (a) ..............................     7,800          165,750
Cosco Pacific Ltd. .....................................   588,000          463,883
Guangdong Kelon Electrical Holdings Co. Ltd. ...........   147,000           79,671
Legend Holdings Ltd. ...................................   847,000          820,326
Nanjing Panda Electronics Co., Ltd. 'H' (a) ............   888,000          318,953
Netease.com, Inc. ADR ..................................     2,500           30,312
PetroChina Company Ltd. 'H' (a) ........................ 8,492,000        1,764,741
PetroChina Company Ltd. ADR (a) ........................     2,500           52,344
Yanzhou Coal Mining Co., Ltd. ADR ......................    13,928          139,280
Zhenhai Refining & Chemical Co., Ltd. 'H' ..............   565,400           87,760
                                                                        -----------
                                                                          6,426,951
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-44

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

CZECH REPUBLIC  0.4%
Cesky Telecom a.s. (a) ..................................   29,878       $  501,630
Cesky Telecom a.s. GDR (a) ..............................   14,318          238,633
                                                                        -----------
                                                                            740,263
                                                                        -----------

EGYPT  1.0%
Al-Ahram Beverages Co. S.A.E. GDR (a) ...................    9,871          169,534
Eastern Tobacco .........................................    5,198          113,385
Egypt Gas Co. ...........................................    2,900          131,453
Egyptian Co. for Mobile Services (a) ....................   47,915        1,559,351
                                                                        -----------
                                                                          1,973,723
                                                                        -----------

GREECE  2.2%
OTE S.A. ................................................  109,352        2,666,064
OTE S.A. ADR ............................................  154,356        1,881,214
                                                                        -----------
                                                                          4,547,278
                                                                        -----------

HONG KONG  4.9%
Asia Satellite Telecommunications Holdings Ltd. .........   67,000          229,049
China Telecom Ltd. (a) ..................................  407,000        3,589,411
China Telecom Ltd. ADR (a) ..............................   13,200        2,347,125
Citic Pacific Ltd. ......................................  137,000          717,029
Founder Holdings Ltd. (a) ...............................  560,000          249,631
Great Wall Technology Co., Ltd. .........................1,929,100        1,336,302
Phoenix Satellite Television Holdings Ltd. (a) ..........  702,000           97,706
SINA.com (a) ............................................    1,700           43,562
TCL International Holdings Ltd. (a) .....................2,032,000          742,890
Timeless Software Ltd. (a) ..............................  416,000          188,109
Yue Yuen Industrial Holdings Ltd. .......................  132,000          292,938
                                                                        -----------
                                                                          9,833,752
                                                                        -----------

HUNGARY  0.7%
Matav Rt. ...............................................   60,618          421,345
Matav Rt. ADR ...........................................   28,188          970,724
                                                                        -----------
                                                                          1,392,069
                                                                        -----------

INDIA  6.6%
Aptech Ltd. .............................................    8,200          155,359
Bharat Heavy Electricals Ltd. ...........................  105,300          314,721
BSES Ltd. ...............................................   47,000          258,421
Container Corp. of India Ltd. ...........................  114,500          441,075
Dabur India Ltd. ........................................    9,800          143,280
Gujarat Ambuja Cements Ltd. .............................   79,000          345,017
HCL Technologies Ltd. (a) ...............................   11,200          323,182
Hero Honda Motors Ltd. ..................................   14,600          322,900
Hindustan Lever Ltd. ....................................    9,924          630,413


                                       F-45    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

INDIA (CONTINUED)
Housing Development Finance Corp., Ltd. .................   48,440       $  606,504
India Info.com Ltd. (a,b) ...............................   47,630          204,814
Indo Gulf Corp., Ltd. ...................................   79,750           75,731
Infosys Technologies Ltd. ...............................   23,100        4,303,817
ITC Ltd. ................................................    1,250           22,247
Larson & Tourbo Ltd. 'A' ................................   15,700           86,746
Lupin Laboratories Ltd. .................................   25,500          112,109
Mahanagar Telephone Nigam Ltd. ..........................  150,750          724,377
Mahanagar Telephone Nigam Ltd. GDR ......................   23,300          214,069
NIIT Ltd. ...............................................    9,200          455,436
Reliance Industries Ltd. ................................   56,250          429,465
Reliance Industries Ltd. GDR ............................   10,000          210,000
Satyam Computer Services Ltd. (a) .......................   21,350        1,426,027
Sterlite Industries Ltd. ................................    9,500          177,287
Strides Arcolab Ltd. ....................................   11,000           60,851
Tata Engineering & Locomotive Co., Ltd. .................   74,700          206,282
Tata Tea Ltd. ...........................................   35,850          266,326
Videsh Sanchar Nigam Ltd. ...............................   11,950          323,787
Zee Telefilms Ltd. ......................................   48,200          483,673
                                                                        -----------
                                                                         13,323,916
                                                                        -----------
INDONESIA  0.6%
PT Gudang Garam Tbk .....................................  437,925          707,985
PT Indah Kiat Pulp & Paper Corp. (a) ....................  707,580          143,497
PT Semen Gresik Tbk .....................................  204,200          185,477
PT TELEKOMUNIKASI INDONESIA ADR .........................   31,484          218,420
                                                                        -----------
                                                                          1,255,379
                                                                        -----------
ISRAEL  8.3%
Aladdin Knowledge Systems (a) ...........................   17,270          273,082
Amdocs Ltd. (a) .........................................    6,428          493,349
BATM Advanced Communications Ltd. .......................    5,608          489,270
BreezeCom Ltd. (a) ......................................    7,920          344,520
Check Point Software Technologies Ltd. (a) ..............   10,206        2,161,120
Comverse Technology, Inc. (a) ...........................    6,526          606,918
DSP Group, Inc. (a) .....................................   15,495          867,720
ECI Telecommunications Ltd. .............................  121,553        4,345,520
Elbit Systems Ltd. ......................................        1               15
Galileo Technology Ltd. (a) .............................   52,668        1,132,362
Gilat Satellite Networks Ltd. (a) .......................   17,431        1,209,276
MIH Ltd. (a) ............................................    5,500          165,172
M-Systems Flash Disk Pioneers Ltd. (a) ..................    5,473          426,210
NICE-Systems Ltd. (a) ...................................    3,792          294,964
NICE-Systems Ltd. ADR (a) ...............................    4,730          365,097
Optibase Ltd. (a) .......................................   23,590          414,299


SEE NOTES TO FINANCIAL STATEMENTS      F-46

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

ISRAEL (CONTINUED)
Orckit Communications Ltd. (a) ..........................   14,277        $ 430,095
Precise Software Solutions Ltd. .........................    2,260           54,240
RADWARE Ltd. (a) ........................................    8,908          236,062
Tecnomatix Technologies Ltd. (a) ........................   17,317          235,944
Teva Pharmaceutical Industries Ltd. ADR .................    7,900          437,956
TTI Team Telecom International Ltd. (a) .................   30,606        1,101,816
VCON Telecommunications Ltd. (a) ........................    7,384           77,823
Zoran Corp. (a) .........................................    9,880          651,462
                                                                        -----------
                                                                         16,814,292
                                                                        -----------

KOREA  20.9%
Chel Jedang Corp. .......................................    8,600        1,122,217
CJ39 Shopping Corp. .....................................    7,820          255,985
Communication Network Interface, Inc. (a) ...............   39,904          220,093
Daou Technology, Inc. ...................................      106            1,027
Dreamline Corp. (a) .....................................    1,318           36,289
Hana Bank ...............................................   14,950           93,184
Hanvit Bank .............................................  125,320          320,318
Hanvit Bank GDR (a) .....................................   66,050          330,250
Housing & Commercial Bank ...............................   25,291          592,000
Humax Co., Ltd. (a) .....................................   44,883          621,908
Hyundai Electronics Industries Co. ......................   54,350        1,072,353
Hyundai Securities Co. ..................................      391            3,892
Kookmin Bank ............................................   45,877          584,250
Korea Electric Power Corp. ..............................   33,960        1,053,802
Korea Electric Power Corp. ADR ..........................   31,050          572,484
Korea Technology Banking Co. ............................   25,630          275,832
Korea Telecom Corp. .....................................   70,180        6,180,737
Korea Telecom Corp. ADR .................................   52,710        2,549,846
Korea Telecom Freetel (a) ...............................    6,560          437,127
LG Electronics, Inc. ....................................   14,980          419,162
LG Home Shopping, Inc. ..................................    5,600          532,365
LG Information & Communication Ltd. .....................    2,330          131,020
LG Securities Co. .......................................   31,290          406,901
Locus Corp. (A) .........................................    1,840          149,342
Pantech Co., Ltd. .......................................   15,117          116,324
Pohang Iron & Steel Co., Ltd. ...........................    2,716          237,341
Samsung Electro-Mechanics Co. ...........................   28,749        1,802,251
Samsung Electronics Co. .................................   45,901       15,190,215
Samsung Securities Co., Ltd. ............................   25,410          558,324
Shinhan Bank ............................................   42,460          399,839
SK Telecom Co., Ltd. ....................................   14,610        4,782,538
SK Telecom Co., Ltd. ADR ................................   16,870          612,592
Telson Electronics Co., Ltd. ............................   44,264          470,419


                                       F-47    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

KOREA (CONTINUED)
Tong Yang Confectionery Corp. ...........................    8,140       $  177,032
Trigem Computer, Inc. ...................................      590           11,826
                                                                        -----------
                                                                         42,321,085
                                                                        -----------

MALAYSIA  1.9%
British American Tobacco Bhd. ...........................   73,000          595,526
Commerce Asset Holdings Bhd. ............................   70,000          202,632
Digi.com Bhd. (a) .......................................  140,000          256,053
Malayan Banking Bhd. ....................................  178,000          721,368
Malaysian Pacific Industries Bhd. .......................   38,000          390,000
Public Bank Bhd. (a) ....................................  384,000          353,684
Resorts World Bhd. ......................................  106,000          290,105
Telekom Malaysia Bhd. ...................................  222,000          765,316
Tenaga Nasional Bhd. ....................................  111,000          362,211
                                                                        -----------
                                                                          3,936,895
                                                                        -----------
MEXICO  9.2%
Alfa 'A' ................................................  134,498          308,178
Banacci 'L' (a) .........................................  177,316          717,083
Banacci 'O' .............................................   85,243          363,787
Cemex CPO ...............................................  122,937          576,492
Cemex CPO ADR ...........................................   42,020          982,218
Cifra 'C' ...............................................  198,564          458,000
Cifra 'V' ...............................................  115,493          271,086
FEMSA (a) ...............................................  237,261        1,012,545
FEMSA ADR (a) ...........................................   15,313          659,416
Grupo Carso 'A1' (a) ....................................  183,784          651,736
Grupo Financiero Bancomer S.A. de C.V. 'O' (a) ..........  644,106          327,240
Grupo Financiero Bancomer S.A. de C.V. 'O' ADR (a,c) ....   31,915          324,234
Grupo Mexico S.A. 'B' (a) ...............................      500            1,407
Grupo Modelo S.A. 'C' ...................................   34,200           76,626
Grupo Sanborns S.A. 'B1' (a) ............................    9,025           14,489
Grupo Televisa S.A. GDR (a) .............................    3,450          237,834
Kimberly 'A' ............................................  142,453          405,292
Soriana 'B' (a) .........................................    5,900           23,500
Televisa CPO GDR (a) ....................................   42,927        2,959,280
Telmex ADR ..............................................  138,651        7,920,438
Wal-Mart de Mexico S.A. ADR (a) .........................    9,780          229,517
                                                                        -----------
                                                                         18,520,398
                                                                        -----------

POLAND  0.9%
Elektrim S.A. (a) .......................................   19,339          222,063
Polski Koncern Naftowy S.A. GDR .........................    3,100           29,898
Telekomunikacja Polska GDR ..............................  240,523        1,660,811
                                                                        -----------
                                                                          1,912,772
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-48

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

RUSSIA  3.6%
Lukoil Holding ADR .....................................    42,313      $ 2,163,041
Lukoil Holding ADR .....................................     9,500          191,140
Mustcom (a,b) .......................................... 8,129,779        1,695,059
Rostelecom ADR .........................................    10,210          139,111
Storyfirst Communications, Inc. (a,b,d) ................       600          511,308
Surgutneftegaz ADR (a) .................................   161,489        2,151,841
Unified Energy Systems GDR (a) .........................    52,700          606,050
Vimpel-Communications ADR (a) ..........................       170            3,761
                                                                        -----------
                                                                          7,461,311
                                                                        -----------

SOUTH AFRICA  3.7%
Anglo American Platinum Corp., Ltd. ....................    23,877          688,644
Bidvest Group Ltd. .....................................    76,329          527,262
BoE Ltd. ...............................................   167,416           95,137
De Beers Centenary AG ..................................    14,961          364,364
De Beers Consolidated Mines ADR ........................     1,200           29,175
Dimension Data Holdings Ltd. (a) .......................    93,935          777,823
Ellerine Holdings Ltd. .................................    55,710          239,286
Impala Platinum Holdings Ltd. ..........................     4,848          180,467
Liberty Life Association of Africa Ltd. ................    20,360          193,833
M-Cell Ltd. ............................................   256,520        1,243,791
Naspers Ltd. 'N' .......................................    22,431          187,063
Nedcor Ltd. ............................................    31,302          657,920
New Africa Investments Ltd. 'N' (a) ....................   417,910          104,863
Rembrant Group Ltd. ....................................   104,898          990,918
RMB Holdings Ltd. (a) ..................................         1                1
Sappi Ltd. .............................................    31,240          235,165
Sasol Ltd. .............................................   144,467          970,221
                                                                        -----------
                                                                          7,485,933
                                                                        -----------

TAIWAN  13.2%
Accton Technology Corp. (a) ............................   336,400          749,989
Acer Peripherals, Inc. .................................   404,784        1,146,174
Advanced Semiconductor Engineering, Inc. (a) ...........   221,116          676,482
Advantech Co., Ltd. ....................................    40,300          213,797
Ambit Microsystems Corp. ...............................    47,000          466,558
ASE Test Ltd. ADR (a) ..................................    14,900          438,619
Asustek Computer, Inc. .................................   204,531        1,690,834
Chinatrust Commercial Bank (a) .........................   330,640          287,326
Compal Electronics, Inc. ...............................    68,600          168,569
D-Link Corp. ...........................................   314,500          736,989
Delta Electronics, Inc. ................................   176,000          833,458
Dialer and Business (a) ................................   193,000          364,329
Far Eastern Textile Ltd. ...............................   447,320          556,147
Far Eastern Textile Ltd. GDR (a,c) .....................     4,800           60,000

                                       F-49    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                                   MARKET
DESCRIPTION                                                        SHARES           VALUE

TAIWAN (CONTINUED)
Faraday Technology Corp. (a) .................................     13,000       $  143,434
GigaMedia Ltd. (a) ...........................................      5,000           60,625
Hon Hai Precision Industry (a) ...............................    205,200        1,856,651
Hon Hai Precision Industry GDR (a) ...........................     14,100          338,400
International Commercial Bank of China .......................    324,500          274,597
Macronix International Co., Ltd. (a) .........................    214,310          537,083
Microelectronics Technology, Inc. (a) ........................     50,200          166,652
President Chain Store Corp....................................    201,000          752,319
ProMos Technologies, Inc. (a) ................................     64,000          259,333
Ritek Corp. (a) ..............................................     11,550           46,238
Ritek Corp. GDR (a) ..........................................     36,612          292,431
Siliconware Precision Industries Co. (a) .....................    293,350          658,784
Taishin International Bank ...................................    176,380          113,090
Taiwan Semiconductor Manufacturing Co. (a) ...................  1,392,280        6,615,879
United MicroElectronics Corp. Ltd. (a) .......................  1,462,800        4,070,607
Universal Scientific Industrial Co., Ltd......................    201,600          492,107
Winbond Electronics Corp. (a) ................................    430,110        1,245,884
WYSE Technology Taiwan Ltd....................................    160,000          286,412
Zinwell Corp. (a) ............................................     28,000          138,519
                                                                               -----------
                                                                                26,738,316
                                                                               -----------
THAILAND  1.2%
Advanced Information Services Co., Ltd. (a) ..................     78,400          976,623
BEC World Public Co., Ltd.....................................     53,200          317,774
Delta Electronics Public Co., Ltd.............................     70,160          494,299
Shinawatra Computer Co., Ltd..................................     61,580          323,816
Thai Farmers Bank Public Co., Ltd.............................    228,300          192,314
Total Access Communications Public Co., Ltd. (a) .............     18,800           75,576
                                                                               -----------
                                                                                 2,380,402
                                                                               -----------

TURKEY  4.1%
Alcatel Teletas Telekomunikasyon Endustri ve Ticaret A.S. (a)   1,061,000          230,858
Dogan Sirketler Grupo Holdings A.S............................ 36,116,200          873,152
Dogan Yayin Holdings A.S. (a) ................................ 21,699,000          367,219
Ege Biracilik Ve Malt Sanayii ................................ 11,744,500          766,631
Erciyas Biracilik Ve Malt Sanayii (a) ........................  1,843,488           86,166
Netas Northern Electric Telekomunikasyon A.S..................  2,582,702          287,224
Turkiye Garanti Bankasi A.S. (a) ............................. 67,243,000          812,840
Vestel Elektronik Sanayii ve Ticaret A.S. (a) ................  5,042,031        1,523,714
Yapi Ve Kredi Bankasi A.S. (a) ...............................291,192,714        3,238,369
Yapi Ve Kredi Bankasi A.S. GDR (a) ...........................      4,000           40,200
                                                                               -----------
                                                                                 8,226,373
                                                                               -----------

TOTAL COMMON STOCKS
    (Cost $171,705,315) ......................................                 186,227,226
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-50

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

PREFERRED STOCKS  3.4%
BRAZIL  3.4%
Banco Nacional (a,b) .................................  11,156,000      $       309
CEMIG ................................................   8,328,381          145,464
CRT (a) ..............................................   3,733,045        1,262,632
CVRD 'A' .............................................      18,938          534,485
Embratel 'A' .........................................  39,146,000          935,510
Lojas Arapua S.A. (a) ................................  12,437,000               --
Petrobras ............................................      36,118        1,091,451
Tele Celular Sul ADR .................................  58,590,452          282,638
Tele Centro Sul ......................................  56,130,952          812,319
Tele Nordeste Celular ................................  11,378,752           42,272
Tele Norte Leste .....................................  10,258,875          240,331
Telebras ADR .........................................         550           53,419
Telemig Celular ......................................  76,699,752          276,009
Telesp Celular .......................................  64,898,132        1,173,096
                                                                        -----------
                                                                          6,849,935
                                                                        -----------

COLOMBIA  0.0%
BanColombia (a) ......................................       7,150            5,228
                                                                        -----------

TOTAL PREFERRED STOCKS
    (Cost $6,850,386)                                                     6,855,163
                                                                        -----------
INVESTMENT COMPANY  0.0%
UNITED STATES  0.0%
Morgan Stanley Dean Witter Africa Investment Fund, Inc. (e)
    (Cost $57,769) ...................................       4,470           35,481
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  95.5%
    (Cost $178,613,470) ..............................                  193,117,870
                                                                        -----------


                                       F-51    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                                 MARKET
DESCRIPTION                                              PAR VALUE               VALUE
SHORT-TERM INVESTMENT  2.5%
REPURCHASE AGREEMENT  2.5%
Chase Securities, Inc. 6.15%, dated                         $5,048,000
6/30/00, due 7/3/00, to be repurchased at $5,050,587,
collateralized by $5,350,000 U.S. Treasury Notes 5.50%,
due 5/15/09, valued at $5,156,063
    (Cost $5,048,000) .......................................................   $  5,048,000
                                                                                ------------

TOTAL INVESTMENTS IN SECURITIES  98.0%
    (Cost $183,661,470) .....................................................    198,165,870

FOREIGN CURRENCY  0.3%
    (Cost $598,367) .........................................................        599,512
                                                                                ------------

TOTAL INVESTMENTS  98.3%
    (Cost $184,259,837) .....................................................    198,765,382

OTHER ASSETS IN EXCESS OF LIABILITIES  1.7% .................................      3,516,278
                                                                                ------------

NET ASSETS  100% ............................................................   $202,281,660
                                                                                ============


(a)  NON-INCOME PRODUCING SECURITY

(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c)  144A SECURITY--CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(d) RESTRICTED AS TO PUBLIC RESALE. TOTAL VALUE OF RESTRICTED SECURITIES AT JUNE 30, 2000 WAS $511,308 OR 0.25% OF NET ASSETS (TOTAL COST $1,500,000).

(e) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISOR TO THE FUND.

ADR--AMERICAN DEPOSITARY RECEIPT

CPO--CERTIFICATE OF PARTICIPATION

GDR--GLOBAL DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS      F-52

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                PERCENT OF
         INDUSTRY                                VALUE          NET ASSETS
Information Technology ..................... $ 69,736,834         34.5%
Telecommunication Services .................   61,731,797         30.5
Financials .................................   17,240,774          8.5
Consumer Discretionary .....................   13,676,869          6.8
Energy .....................................    8,794,488          4.3
Materials ..................................    7,169,307          3.6
Consumer Staples ...........................    6,036,150          3.0
Industrials ................................    4,573,749          2.2
Utilities ..................................    3,403,706          1.7
Health Care ................................      754,196          0.4
                                             ------------         ----
                                             $193,117,870         95.5%
                                             ============         ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       F-53    SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $183,661,470).............   $198,165,870
Foreign Currency (Cost $598,367)....................................        599,512
Receivable for:
  Fund Shares Sold..................................................      5,494,736
  Investments Sold..................................................      1,810,588
  Dividends.........................................................        236,632
  Interest..........................................................            862
Other...............................................................         18,234
                                                                       ------------
    Total Assets....................................................    206,326,434
                                                                       ------------
LIABILITIES:
Payable for:
  Investments Purchased.............................................      2,143,471
  Fund Shares Redeemed..............................................        642,798
  Bank Overdraft....................................................        266,450
  Investment Advisory Fees..........................................        241,284
  Deferred Country Tax..............................................        222,346
  Distribution Fees.................................................        198,914
  Custody Fees......................................................        156,695
  Shareholder Reporting Expenses....................................         50,188
  Professional Fees.................................................         46,774
  Administrative Fees...............................................         42,603
  Directors' Fees and Expenses......................................         31,897
Other...............................................................          1,354
                                                                       ------------
    Total Liabilities...............................................      4,044,774
                                                                       ------------
NET ASSETS..........................................................   $202,281,660
                                                                       ============

NET ASSETS CONSIST OF:
Capital Stock at Par
  ($.001 par value, Shares Authorized 2,625,000,000)................   $     15,429
Paid in Capital in Excess of Par....................................    208,695,492
Net Unrealized Appreciation on Investments and Foreign Currency
 Translations*......................................................     14,283,475
Accumulated Net Investment Loss.....................................       (544,187)
Accumulated Net Realized Loss.......................................    (20,168,549)
                                                                       ------------
NET ASSETS..........................................................   $202,281,660
                                                                       ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $106,161,257 and 7,942,708 Shares Outstanding)...............   $      13.37
                                                                       ============
   Maximum Sales Charge............................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge))......................          14.19
                                                                       ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $62,786,836 and 4,894,844 Shares Outstanding)**..............   $      12.83
                                                                       ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $33,333,567 and 2,591,008 Shares Outstanding)**..............   $      12.87
                                                                       ============

 * NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $222,346.
** REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-54

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends..........................................................       1,250,061
Less Foreign Taxes Withheld........................................         (68,888)
                                                                       ------------
    Total Income...................................................       1,181,173
                                                                       ------------
EXPENSES:
Investment Advisory Fees...........................................       2,014,326
Distribution Fees (Attributed to Classes A, B and C of
  $203,080, $510,966 and $281,972, respectively)...................         996,018
Administrative Fees................................................         416,988
Custodian Fees.....................................................         309,307
Shareholder Reports................................................         194,202
Professional Fees..................................................          73,814
Transfer Agent Fees................................................          63,551
Filing and Registration Fees.......................................          51,201
Country Tax Expense................................................          45,931
Directors' Fees and Expenses.......................................          25,068
Other..............................................................           5,317
                                                                       ------------
    Total Expenses.................................................       4,195,723
    Less Expense Reductions........................................         (79,539)
                                                                       ------------
    Net Expenses...................................................       4,116,184
                                                                       ------------
NET INVESTMENT LOSS................................................    $ (2,935,011)
                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments........................................................     $38,435,508
Foreign Currency Transactions......................................        (443,161)
                                                                       ------------
Net Realized Gain..................................................      37,992,347
                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period..........................................      10,264,407
                                                                       ------------
  End of the Period:
    Investments....................................................      14,504,400
    Foreign Currency Translations..................................        (220,925)
                                                                       ------------
                                                                         14,283,475
                                                                       ------------
Net Change in Unrealized Appreciation/Depreciation.................       4,019,068
                                                                       ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION.............................     $42,011,415
                                                                       ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............     $39,076,404
                                                                       ============


                                       F-55    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                      YEAR ENDED       YEAR ENDED
                                                     JUNE 30, 2000   JUNE 30, 1999*
                                                     -------------   ------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss......................     $  (2,935,011)  $     94,000
Net Realized Gain/Loss..........................        37,992,347    (31,365,000)
Net Change in Unrealized Appreciation/Depreciation       4,019,068     47,616,000
                                                     -------------   ------------
Net Increase in Net Assets Resulting from Operations    39,076,404     16,345,000
                                                     -------------   ------------
DISTRIBUTIONS:
In Excess of Net Realized Gain:
   Class A......................................                --         (1,000)
   Class B......................................                --         (1,000)
   Class C......................................                --         (1,000)
                                                     -------------   ------------
                                                                --         (3,000)
                                                     -------------   ------------
Return of Capital:
   Class A......................................                --        (29,000)
   Class B......................................                --        (14,000)
   Class C......................................                --         (9,000)
                                                     -------------   ------------
                                                                --        (52,000)
                                                     -------------   ------------
Net Decrease in Net Assets Resulting from
 Distributions..................................                --        (55,000)
                                                     -------------   ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed......................................       162,638,033     59,525,000
Distributions Reinvested........................                --         54,000
Redeemed........................................      (122,901,021)   (92,463,000)
                                                     -------------   ------------
Net Increase/Decrease in Net Assets Resulting from
   Capital Share Transactions...................        39,737,012    (32,884,000)
                                                     -------------   ------------
Total Increase/Decrease in Net Assets...........        78,813,416    (16,594,000)
NET ASSETS--Beginning of Period.................       123,468,244    140,062,000
                                                     -------------   ------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(544,187) and $(554,000),
   respectively)................................     $ 202,281,660   $123,468,000
                                                     =============   ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-56

Financial Highlights
                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                   HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE
                                   PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                   --------------------------------------------------
CLASS A SHARES                        2000#     1999#     1998#       1997       1996
                                   --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD......................  $   9.87   $  7.98   $ 13.47   $  12.06   $  10.61
                                   --------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.....     (0.18)     0.03        --       0.01       0.05
  Net Realized and
    Unrealized Gain/Loss.........      3.68      1.86     (4.49)      1.57       1.44
                                   --------   -------   -------   --------   --------
Total From Investment Operations       3.50      1.89     (4.49)      1.58       1.49
                                   --------   -------   -------   --------   --------
DISTRIBUTIONS
  Net Investment Income..........        --        --        --         --      (0.04)
  In Excess of Net Investment
    Income.......................        --        --        --      (0.04)        --
  Net Realized Gain..............        --        --     (0.73)     (0.13)        --
  In Excess of Net Realized Gain.        --     (0.00)+   (0.27)        --         --
  Return of Capital..............        --     (0.00)+      --         --         --
                                   --------   -------   -------   --------   --------
Total Distributions..............        --     (0.00)+   (1.00)     (0.17)     (0.04)
                                   --------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD...  $  13.37   $  9.87   $  7.98   $  13.47   $  12.06
                                   ========   =======   =======   ========   ========
TOTAL RETURN (1)..................   35.36%    23.92%   (34.31%)    13.54%     14.16%
                                   ========   =======   =======   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's). $106,161   $63,273   $74,959   $119,022   $114,850
Ratio of Expenses to Average
  Net Assets......................    2.20%     2.34%     2.27%      2.21%      2.16%
Ratio of Net Investment Income/
  Loss to Average Net Assets......   (1.43%)    0.44%     0.04%     (0.06%)     0.93%
Portfolio Turnover Rate...........     102%      132%       99%        82%        42%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................  $0.01     $0.02     $0.03      $0.03      $0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....  2.25%     2.56%     2.60%      2.41%      2.56%
  Net Investment Income/Loss to
    Average Net Assets.............. (1.48%)    0.22%    (0.24%)    (0.27%)     0.53%
Ratio of Expenses to Average
  Net Assets excluding country tax
  expense and interest expense......  2.15%     2.15%     2.15%      2.15%      2.15%
-------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-57    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                   HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE
                                   PERIOD INDICATED.

                                                                               AUGUST 1,
                                                 YEAR ENDED JUNE 30,            1995+ TO
                                      --------------------------------------    JUNE 30,
CLASS B SHARES                         2000#     1999#      1998#     1997       1996
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................  $  9.55   $  7.78   $  13.24   $ 11.94   $ 10.91
                                      -------   -------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........    (0.26)    (0.02)     (0.07)    (0.03)     0.01
  Net Realized and
    Unrealized Gain/Loss............     3.54      1.79      (4.39)     1.50      1.02
                                      -------   -------   --------   -------   -------
Total From Investment Operations....     3.28      1.77      (4.46)     1.47      1.03
                                      -------   -------   --------   -------   -------
DISTRIBUTIONS
  In Excess of Net Investment
    Income..........................       --        --        --      (0.04)       --
  Net Realized Gain.................       --        --      (0.73)    (0.13)       --
  In Excess of Net Realized Gain....       --     (0.00)++   (0.27)       --        --
  Return of Capital.................       --     (0.00)++      --        --        --
                                      -------   -------   --------   -------   -------
Total Distributions.................       --     (0.00)++   (1.00)    (0.17)       --
                                      -------   -------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD......  $ 12.83   $  9.55   $   7.78   $ 13.24   $ 11.94
                                      =======   =======   ========   =======   =======
TOTAL RETURN (1)....................   34.35%    22.99%    (34.76%)   12.67%     9.45%*
                                      =======   =======   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $62,787   $38,313   $ 36,423   $35,966   $10,416
Ratio of Expenses to Average
  Net Assets........................    2.95%     3.09%      3.02%     2.96%     2.91%
Ratio of Net Investment Income/
  Loss to Average Net Assets........   (2.21%)   (0.29%)    (0.67%)   (0.64%)    0.30%
Portfolio Turnover Rate.............     102%      132%        99%       82%       42%*
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................    $0.01     $0.02      $0.03     $0.01     $0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....    3.00%     3.31%      3.35%     3.17%     3.31%
  Net Investment Income/Loss to
    Average Net Assets..............   (2.26%)   (0.51%)    (0.97%)   (0.87%)   (0.10%)
Ratio of Expenses to Average
  Net Assets excluding country tax
  expense and interest expense.....     2.90%     2.90%      2.90%     2.90%     2.90%
----------------------------------------------------------------------------------------

 *  NON-ANNUALIZED
 +  THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
++  AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-58

Financial Highlights
                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                   HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE
                                   PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                    -----------------------------------------------
CLASS C SHARES                       2000#     1999#     1998#      1997      1996
                                    -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
  OF PERIOD.......................  $  9.57   $  7.79   $ 13.26   $ 11.93   $ 10.53
                                    -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......    (0.27)    (0.02)    (0.08)    (0.08)    (0.01)
  Net Realized and
    Unrealized Gain/Loss..........     3.57      1.80     (4.39)     1.55      1.41
                                    -------   -------   -------   -------   -------
Total From Investment Operations..     3.30      1.78     (4.47)     1.47      1.40
                                    -------   -------   -------   -------   -------
DISTRIBUTIONS
  In Excess of Net Investment
    Income........................       --        --        --     (0.01)       --
  Realized Gain...................       --        --     (0.73)    (0.13)       --
  In Excess of Net Realized Gain..       --     (0.00)+   (0.27)       --        --
  Return of Capital...............       --     (0.00)+      --        --        --
                                    -------   -------   -------   -------   -------
Total Distributions...............       --     (0.00)+   (1.00)    (0.14)       --
                                    -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD....  $ 12.87   $  9.57   $  7.79   $ 13.26   $ 11.93
                                    =======   =======  ========   =======   =======
Total Return (1).................    34.38%    23.09%   (34.73%)   12.66%    13.30%
                                    =======   =======  ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).. $33,334   $21,882   $28,680   $57,958   $43,601
Ratio of Expenses to Average
  Net Assets.......................   2.95%     3.09%     3.01%     2.96%     2.91%
Ratio of Net Investment Income/
  Loss to Average Net Assets.......  (2.24%)   (0.32%)   (0.76%)   (0.79%)   (0.11%)
Portfolio Turnover Rate............    102%      132%       99%       82%       42%
-----------------------------------------------------------------------------------
Effect of Voluntary Expense
 Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss....................   $0.01     $0.02     $0.03     $0.02     $0.03
Ratios Before Expense Reductions:
  Expenses to Average Net Assets...   3.00%     3.31%     3.34%     3.17%     3.34%
  Net Investment Income/Loss to
    Average Net Assets.............  (2.29%)   (0.54%)   (1.03%)   (1.00%)   (0.54%)
Ratio of Expenses to Average
  Net Assets excluding country tax
  expense and interest expense.....   2.90%     2.90%     2.90%     2.90%     2.90%
-----------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-59    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market values. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying se-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

curities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $18,133,162, which will expire on June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $185,911,512, the aggregate gross unrealized appreciation is $35,130,161 and the aggregate gross unrealized depreciation is $22,875,803, resulting in net unrealized appreciation on long- and short-term investments of $12,254,358.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $4,235,594 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $6,217 were reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference of $346,631 related to a correction of the prior year capital loss was reclassified from accumulated net realized loss to paid in capital in excess of par. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $443,161 was reclassified from accumulated net investment loss to accumulated net realized loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $8,825 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent difference related to taxes accrued against capital gains totaling $862,653 was reclassified from accumulated net investment loss to accumulated net realized loss.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

     AVERAGE DAILY NET ASSETS                      % PER ANNUM
     First $500 million.........................    1.25 of 1%
     Next $500 million..........................    1.20 of 1%
     Over $1 billion............................    1.15 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                           CLASS A                AND CLASS C
                       MAX. OPERATING           MAX. OPERATING
                        EXPENSE RATIO            EXPENSE RATIO
                            2.15%                    2.90%

     For the period ended June 30, 2000, the Adviser voluntarily waived $79,539 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $8,740 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,972 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer
Agency services are provided to the Fund by Van Kampen Investor Services
Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $510,820 for Class A shares and deferred sales charges of $172,407, and $4,766 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $14,845 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.
     At June 30, 2000, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $1,102 during the period.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                       CONTINGENT DEFERRED SALES
                                      CHARGE ON ASSETS SUBJECT TO
                                             SALES CHARGE
                                      ---------------------------
YEAR OF REDEMPTION                       CLASS B       CLASS C
First..............................         5.00%         1.00%
Second.............................         4.00%        None
Third..............................         3.00%        None
Fourth.............................         2.50%        None
Fifth..............................         1.50%        None
Thereafter.........................          None        None


NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                          YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 2000    JUNE 30, 1999*
                                                        -------------    --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed.......................................      9,539,735        6,660,000
     Distributions Reinvested.........................             --            4,000
     Redeemed.........................................     (8,010,633)      (9,639,000)
                                                         ------------     ------------
   Net Increase/Decrease in Class A Shares Outstanding      1,529,102       (2,975,000)
                                                         ============     ============
   Dollars:
     Subscribed.......................................   $121,961,746    $  48,869,000
     Distributions Reinvested.........................             --           30,000
     Redeemed.........................................    (98,726,701)     (68,213,000)
                                                         ------------     ------------
   Net Increase/Decrease..............................   $ 23,235,045    $ (19,314,000)
                                                         ============     ============
   Ending Paid in Capital.............................   $111,252,782+   $  88,430,000+
                                                         ============     ============
CLASS B:
   Shares:
     Subscribed.......................................      2,175,642          935,000
     Distributions Reinvested.........................             --            2,000
     Redeemed.........................................     (1,291,562)      (1,605,000)
                                                         ------------     ------------
   Net Increase/Decrease in Class B Shares Outstanding        884,080         (668,000)
                                                         ============     ============
   Dollars:
     Subscribed.......................................   $ 27,137,813     $  7,223,000
     Distributions Reinvested.........................             --           14,000
     Redeemed.........................................    (15,165,855)     (11,281,000)
                                                         ------------     ------------
   Net Increase/Decrease..............................   $ 11,971,958     $ (4,044,000)
                                                         ============     ============
   Ending Paid in Capital.............................   $ 64,130,625+    $ 52,409,000+
                                                         ============     ============
CLASS C:
   Shares:
     Subscribed.......................................      1,049,694          462,000
     Distributions Reinvested.........................             --            1,000
     Redeemed.........................................       (745,457)      (1,857,000)
                                                         ------------     ------------
   Net Increase/Decrease in Class C Shares Outstanding        304,237       (1,394,000)
                                                         ============     ============
   Dollars:
     Subscribed.......................................   $ 13,538,474     $  3,433,000
     Distributions Reinvested.........................             --           10,000
     Redeemed.........................................     (9,008,465)     (12,969,000)
                                                         ------------     ------------
   Net Increase/Decrease..............................   $  4,530,009     $ (9,526,000)
                                                         ============     ============
   Ending Paid in Capital.............................   $ 37,222,694+    $ 32,835,000+
                                                         ============     ============

*  AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $189,037,140 and sales of $159,820,509 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2000, the Fund had no outstanding forward currency contracts.

B. SWAP TRANSACTIONS The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.
     At June 30, 2000, the Fund had no open swap agreements.

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.



                                                                         MARKET
DESCRIPTION                                              SHARES          VALUE


COMMON STOCKS+ 97.0%
CONSUMER DISCRETIONARY  14.9%
HOTELS RESTAURANTS & LEISURE  0.2%
Brinker International, Inc. (a) ...............            6,000       $  175,500
                                                                      -----------
MEDIA 9.1%
AMFM, Inc. (a) ................................           14,700        1,014,300
AT&T Corp. Liberty Media Group 'A' (a) ........           60,500        1,467,125
Clear Channel Communications, Inc. (a) ........           18,300        1,372,500
Comcast Corp. 'A' (a) .........................            2,100           81,637
Comcast Corp. 'A' (Special) (a) ...............           20,900          846,450
MediaOne Group, Inc. (a) ......................           17,600        1,170,224
Omnicon Group, Inc. ...........................            5,900          525,469
Time Warner, Inc. .............................           28,800        2,188,800
TV Guide, Inc. (a) ............................            7,200          246,600
Viacom, Inc.'B' (a) ...........................           13,194          899,666
                                                                      -----------
                                                                        9,812,771
                                                                      -----------
MULTILINE RETAIL 1.7%
Costco Wholesale Corp. (a) ....................           13,700          452,100
Wal-Mart Stores, Inc. .........................           24,000        1,383,000
                                                                      -----------
                                                                        1,835,100
                                                                      -----------
SPECIALTY RETAIL 3.9%
Home Depot, Inc. ..............................           60,200        3,006,238
Intimate Brands, Inc. .........................           27,200          537,200
Limited, Inc. (The) ...........................           15,000          324,375
Tiffany & Co. .................................            5,600          378,000
                                                                      -----------
                                                                        4,245,813
                                                                      -----------
TOTAL CONSUMER DISCRETIONARY ..................                        16,069,184
                                                                      -----------
CONSUMER STAPLES 4.5%
BEVERAGES 2.0%
Anheuser-Busch Cos., Inc. .....................           14,200        1,060,563
PepsiCo, Inc. .................................           23,900        1,062,056
                                                                      -----------
                                                                        2,122,619
                                                                      -----------
FOOD & DRUG RETAILING 0.7%
Safeway, Inc. (a) .............................           15,800          712,975
                                                                      -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-70

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                         MARKET
DESCRIPTION                                             SHARES           VALUE

FOOD PRODUCTS  0.5%
Keebler Foods Co. ...........................            4,800        $  178,200
Quaker Oats Co. .............................            5,500           413,187
                                                                      -----------
                                                                         591,387
                                                                      -----------
HOUSEHOLD PRODUCTS 0.5%
Procter & Gamble Co. ........................           10,200           583,950
                                                                      -----------
TOBACCO 0.8%
Philip Morris Cos., Inc .....................           31,700           842,031
                                                                      -----------
TOTAL CONSUMER STAPLES ......................                          4,852,962
                                                                      -----------
FINANCIALS 7.0%
BANKS 2.3%
Bank of New York Co., Inc. ..................           37,300         1,734,450
FleetBoston Financial Corp. .................           21,600           734,400
                                                                      -----------
                                                                       2,468,850
                                                                      -----------
DIVERSIFIED FINANCIALS 3.6%
American Express Co. ........................           23,300         1,214,513
Citigroup, Inc. .............................           31,250         1,882,812
Fannie Mae ..................................           15,700           819,344
                                                                      -----------
                                                                       3,916,669
                                                                      -----------
INSURANCE 1.1%
American International Group, Inc. ..........            9,800         1,151,500
                                                                      -----------
TOTAL FINANCIALS ............................                          7,537,019
                                                                      -----------
HEALTH CARE 14.4%
BIOTECHNOLOGY 0.9%
Amgen, Inc. (a) .............................            6,750           474,187
Genentech, Inc. (a) .........................            1,000           172,000
MedImmune, Inc. (a) .........................            4,400           325,600
                                                                      -----------
                                                                         971,787
                                                                      -----------
HEALTH CARE EQUIPMENT & SUPPLIES 0.3%
PE Corp.-PE Biosystems Group ................            5,500           362,313
                                                                      -----------
HEALTH CARE PROVIDERS & SERVICES 0.3%
HCA-The Healthcare Corp. (a) ................           12,100           367,537
                                                                      -----------
PHARMACEUTICALS 12.9%
Abbott Laboratories .........................            8,900           396,606
American Home Products Corp. ................           26,800         1,574,500
Bristol-Myers Squibb Co. ....................           13,300           774,725
Eli Lilly & Co. .............................            4,700           469,413
Johnson & Johnson ...........................           16,100         1,640,188
Merck & Co., Inc. ...........................           14,800         1,134,050
Pfizer, Inc. ................................          127,450         6,117,600


                                       F-71    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE

PHARMACEUTICALS (CONTINUED)
Pharmacia Corp. ...........................            26,418        $ 1,365,480
Schering-Plough Corp. .....................             7,200            363,600
Tularik, Inc. (a) .........................             2,500             73,750
                                                                      -----------
                                                                      13,909,912
                                                                      -----------
TOTAL HEALTH CARE .........................                           15,611,549
                                                                      -----------
INDUSTRIALS 16.6%
AEROSPACE & DEFENSE 5.2%
General Dynamics Corp. ....................            26,100          1,363,725
United Technologies Corp. .................            71,700          4,221,338
                                                                      -----------
                                                                       5,585,063
                                                                      -----------
COMMERCIAL SERVICES & SUPPLIES 0.1%
VeriSign, Inc. (a) ........................               900            158,850
                                                                      -----------
ELECTRICAL EQUIPMENT 0.1%
Capstone Turbine Corp. (a) ................             1,100             49,569
                                                                      -----------
INDUSTRIAL CONGLOMERATES 11.2%
General Electric Co. ......................            90,500          4,796,500
Textron, Inc. .............................            15,500            841,843
Tyco International Ltd. ...................           136,600          6,471,425
                                                                      -----------
                                                                      12,109,768
                                                                      -----------
TOTAL INDUSTRIALS .........................                           17,903,250
                                                                      -----------
INFORMATION TECHNOLOGY 34.8%
COMMUNICATIONS EQUIPMENT 14.1%
American Tower Corp. 'A' (a) ..............            25,800          1,075,538
CIENA Corp. (a) ...........................             3,900            650,081
Cisco Systems, Inc. (a) ...................            72,700          4,620,994
Corning, Inc. .............................             3,400            917,575
General Motors Corp. 'H' (a) ..............             4,400            386,100
JDS Uniphase Corp. (a) ....................            11,700          1,402,537
Juniper Networks, Inc. (a) ................             4,100            596,806
Lucent Technologies, Inc. .................            18,300          1,084,275
Motorola, Inc. ............................            48,000          1,395,000
Nortel Networks Corp. .....................            37,900          2,586,675
Pinnacle Holdings, Inc. (a) ...............             6,700            361,800
Spectrasite Holdings, Inc. (a) ............             4,900            139,038
Stratos Lightwave, Inc. (a) ...............             1,800             50,175
                                                                      -----------
                                                                      15,266,594
                                                                      -----------
COMPUTERS & PERIPHERALS  4.1%
EMC Corp. (a) .....................................     9,100            700,131
Hewlett-Packard Co. ...............................     5,500            686,813
International Business Machines Corp. .............     8,900            975,106


SEE NOTES TO FINANCIAL STATEMENTS      F-72

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                         MARKET
DESCRIPTION                                                SHARES        VALUE

COMPUTERS & PERIPHERALS (CONTINUED)
Seagate Technology, Inc. (a) ......................         5,100    $   280,500
StorageNetworks, Inc. (a) .........................         2,900        261,725
Sun Microsystems, Inc. (a) ........................        16,200      1,473,188
                                                                      ----------
                                                                       4,377,463
                                                                      ----------
INTERNET SOFTWARE & SERVICES 0.8%
ASM Lithography Holding N.V. (a) ..................         6,600        291,225
Exfo Electro Optical Engineering, Inc. (a) ........         2,400        105,300
Genuity, Inc. (a) .................................        11,100        101,634
Yahoo!, Inc. ......................................         3,100        384,013
                                                                      ----------
                                                                         882,172
                                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 10.9%
Analog Devices, Inc. (a) ..........................         2,800        212,800
Applied Materials, Inc. (a) .......................        23,200      2,102,500
Broadcom Corp. 'A' (a) ............................         2,600        569,238
Infineon Technologies AG ADR (a) ..................         5,000        396,250
Intel Corp. .......................................        34,600      4,625,587
Intersil Holding Corp. (a) ........................         8,800        475,750
Maxim Integrated Products, Inc. (a) ...............        19,300      1,311,194
PMC-Sierra, Inc. (a) ..............................         1,200        213,225
Texas Instruments, Inc. ...........................        28,200      1,936,987
                                                                      ----------
                                                                      11,843,531
                                                                      ----------
SOFTWARE 4.9%
Inktomi Corp. (a) .................................         2,900        342,925
Microsoft Corp. (a) ...............................        37,800      3,024,000
Oracle Corp. (a) ..................................        22,900      1,925,031
                                                                      ----------
                                                                       5,291,956
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .....................................    37,661,716
                                                                      ----------
TELECOMMUNICATION SERVICES 4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
BellSouth Corp. ...................................         5,100        217,388
Global Crossing Ltd. (a) ..........................         9,927        261,204
GTE Corp. .........................................        24,700      1,537,575
NEXTLINK Communications, Inc. (a) .................         2,900        110,019
Sprint Corp. ......................................        12,200        622,200
WorldCom, Inc. (a) ................................        20,300        931,262
                                                                      ----------
                                                                       3,679,648
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES 1.2%
AT&T Wireless Group (a) ...........................         8,800        245,300
Crown Castle International Corp. (a) ..............        17,600        642,400


                                       F-73    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                             MARKET
DESCRIPTION                                                  SHARES          VALUE

WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Nextel Communications, Inc. 'A' (a) ..............       6,300            $   385,481
                                                                          -----------
                                                                            1,273,181
                                                                          -----------
TOTAL TELECOMMUNICATION SERVICES ...............................            4,952,829
                                                                          -----------
UTILITIES 0.2%
ELECTRIC UTILITIES 0.2%
Montana Power Co. ................................       7,000                247,187
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  97.0%
    (Cost $86,714,673) .........................................          104,835,696
                                                                          -----------
                                                             PAR
                                                            VALUE
SHORT-TERM INVESTMENT 3.4%
REPURCHASE AGREEMENT 3.4%
Chase Securities, Inc. 6.15%, dated                      $   3,629,000
6/30/00, due 7/3/00, to be repurchased at $3,630,860,
collateralized by $2,860,000 U.S. Treasury Bonds 8.75%,
due 5/15/20, valued at $3,696,550
    (Cost $3,629,000) ...........................................            3,629,000
                                                                           -----------
TOTAL INVESTMENTS 100.4%
    (Cost $90,343,673) ..........................................          108,464,696
LIABILITIES IN EXCESS OF OTHER ASSETS -0.4%                                   (428,473)
                                                                           -----------

NET ASSETS 100%..................................................        $ 108,036,223
                                                                         =============

(a)  NON-INCOME PRODUCING SECURITY

ADR--AMERICAN DEPOSITARY RECEIPT

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS      F-74

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $90,343,673) ...............................   $ 108,464,696
Cash ..................................................................          66,495
Receivable for:
  Fund Shares Sold ....................................................         847,254
  Investments Sold ....................................................         295,963
  Dividends ...........................................................          41,929
  Interest ............................................................             620
Deferred Organizational Costs .........................................           3,439
Other .................................................................           7,707
                                                                            -----------
    Total Assets ......................................................     109,728,103
                                                                            -----------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................       1,296,222
  Distribution Fees ...................................................         119,280
  Fund Shares Redeemed ................................................         100,448
  Investment Advisory Fees ............................................          40,642
  Shareholder Reporting Expenses ......................................          36,768
  Directors' Fees and Expenses ........................................          23,603
  Administrative Fees .................................................          22,482
  Professional Fees ...................................................          19,129
  Custody Fees ........................................................          18,648
  Transfer Agent Fees .................................................           8,304
  Dividends Declared ..................................................              54
Other .................................................................           6,300
                                                                            -----------
    Total Liabilities .................................................       1,691,880
                                                                            -----------
NET ASSETS ............................................................   $ 108,036,223
                                                                            ===========

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $       7,073
Paid in Capital in Excess of Par ......................................      84,503,476
Net Unrealized Appreciation on Investments ............................      18,121,023
Accumulated Net Realized Gain .........................................       5,428,497
Accumulated Net Investment Loss .......................................        (23,846)
                                                                            -----------
NET ASSETS ............................................................   $ 108,036,223
                                                                            ===========


                                       F-75    SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $41,624,995 and 2,699,624 Shares Outstanding) ...................   $   15.42
                                                                           ==========
    Maximum Sales Charge ...............................................        5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .....................   $   16.36
                                                                           ==========
Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $49,213,639 and 3,239,921 Shares Outstanding)* .....................   $   15.19
                                                                           ==========
Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $17,197,589 and 1,133,103 Shares Outstanding)* .....................   $   15.18
                                                                           ==========


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-76

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000




INVESTMENT INCOME:
Dividends ..............................................................   $    407,060
Interest ...............................................................        119,478
                                                                           ------------
    Total Income .......................................................        526,538
                                                                           ------------

EXPENSES:
Investment Advisory Fees ...............................................        581,509
Distribution Fees (Attributed to Classes A, B and C of $67,201, $343,818
  and $114,059, respectively) ..........................................        525,078
Administrative Fees ....................................................        188,161
Shareholder Reports ....................................................         89,547
Filing and Registration Fees ...........................................         59,593
Transfer Agent Fees ....................................................         39,281
Custodian Fees .........................................................         28,957
Directors' Fees and Expenses ...........................................         24,292
Professional Fees ......................................................         19,584
Amortization of Organizational Costs ...................................         11,193
Other ..................................................................          2,462
                                                                           ------------
    Total Expenses .....................................................      1,569,657
    Less Expense Reductions ............................................       (136,048)
                                                                           ------------
    Net Expenses .......................................................      1,433,609
                                                                           ------------
NET INVESTMENT LOSS ....................................................   $   (907,071)
                                                                           ============
NET REALIZED GAIN/LOSS ON:
Investments ............................................................   $  8,312,381
                                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..............................................      9,174,665
                                                                           ------------
  End of the Period:
    Investments ........................................................     18,121,023
                                                                           ------------
Net Change in Unrealized Appreciation/Depreciation .....................      8,946,358
                                                                           ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ............................................   $ 17,258,739
                                                                           ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $ 16,351,668
                                                                           ============


                                       F-77    SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED JUNE 30, 2000





                                                             YEAR ENDED       YEAR ENDED
                                                           JUNE 30, 2000     JUNE 30, 1999*
                                                           -------------     -------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $    (907,071)   $    (364,000)
Net Realized Gain .....................................       8,312,381          502,000
Net Change in Unrealized Appreciation/Depreciation ....       8,946,358        9,036,000
                                                          -------------    -------------
Net Increase in Net Assets Resulting from Operations ..      16,351,668        9,174,000
                                                          -------------    -------------
DISTRIBUTIONS:
NET REALIZED GAIN:
Class A ...............................................        (773,283)          (3,000)
Class B ...............................................      (1,057,330)          (4,000)
Class C ...............................................        (336,667)          (1,000)
                                                           -------------   --------------
Net Decrease in Net Assets Resulting from Distributions      (2,167,280)          (8,000)
                                                           -------------   --------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................      61,360,897       47,489,000
Distributions Reinvested ..............................       1,959,132            8,000
Redeemed ..............................................     (18,066,080)     (13,208,000)
                                                           -------------   -------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions .........................      45,253,949       34,289,000
                                                           -------------   -------------
Total Increase in Net Assets ..........................      59,438,337       43,455,000
NET ASSETS--Beginning of Period .......................      48,597,886        5,143,000
                                                           -------------   -------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(23,846) and $(8,000),
   respectively) ......................................   $ 108,036,223    $  48,598,000
                                                          ==============   =============


*  AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-78

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                           YEAR ENDED JUNE 30,     MAY 29, 1998*
                                                          --------------------
CLASS A SHARES                                                 2000#       1999#   TO JUNE 30, 1998
                                                          -----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $   12.54     $   10.29          $  10.00
                                                          ---------     ---------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss .................................       (0.11)        (0.06)               --
  Net Realized and Unrealized Gain ....................        3.47          2.31              0.29
                                                          ---------     ---------          --------
Total From Investment Operations ......................        3.36          2.25              0.29
                                                          ---------     ---------          --------
DISTRIBUTIONS
  Net Realized Gain ...................................       (0.48)        (0.00)+              --
                                                          ---------     ---------          --------
NET ASSET VALUE, END OF PERIOD ........................   $   15.42     $   12.54          $  10.29
                                                          =========     =========          ========
TOTAL RETURN (1) ......................................      27.26%        21.90%             2.90%**
                                                          =========     =========          ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....................   $  41,625     $  17,185          $  2,057
Ratio of Expenses to Average Net Assets ...............       1.50%         1.50%             1.50%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................................      (0.77%)       (0.57%)            0.51%
Portfolio Turnover Rate ...............................         73%          126%               19%**
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Loss ............   $    0.03     $    0.05          $   0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......................       1.69%         1.98%             4.06%
  Net Investment Loss to Average
    Net Assets ........................................      (0.96%)       (1.05%)           (2.05%)
------------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-79    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.



                                                  YEAR ENDED JUNE 30,
                                             ----------------------------      MAY 29, 1998*
CLASS B SHARES                                  2000#          1999#          TO JUNE 30, 1998
                                             --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....   $    12.45     $    10.28         $   10.00
                                             ----------     ----------         ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................        (0.21)         (0.14)               --
  Net Realized and Unrealized Gain .......         3.43           2.31              0.28
                                             ----------     ----------         ----------
Total From Investment Operations .........         3.22           2.17              0.28
                                             ----------     ----------         ----------
DISTRIBUTIONS
  Net Realized Gain ......................        (0.48)         (0.00)+              --
                                             ----------     ----------         ----------
NET ASSET VALUE, END OF PERIOD ...........   $    15.19     $    12.45         $   10.28
                                             ==========     ==========         ==========
TOTAL RETURN (1) .........................       26.32%         21.14%             2.80%**
                                             ==========     ==========         ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........   $   49,214     $   23,978         $   1,543
Ratio of Expenses to Average Net Assets ..        2.25%          2.25%             2.25%
Ratio of Net Investment Loss to
  Average Net Assets .....................       (1.52%)        (1.34%)           (0.25%)
Portfolio Turnover Rate ..................          73%           126%               19%**
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Loss   $     0.03     $     0.05         $    0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........        2.44%          2.72%             4.81%
  Net Investment Loss to Average
    Net Assets ...........................       (1.71%)        (1.81%)           (2.81%)
------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE
    OF SALES CHARGES OR DEFERRED SALES
    CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-80

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.



                                                    YEAR ENDED JUNE 30,        MAY 29, 1998*
                                             ----------------------------
CLASS C SHARES                                  2000#          1999#          TO JUNE 30, 1998
                                             --------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD .....   $   12.44     $    10.28        $   10.00
                                             ---------     ----------        ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................       (0.21)         (0.14)              --
  Net Realized and Unrealized Gain .......        3.43           2.30             0.28
                                             ---------     ----------        ---------
Total From Investment Operations .........        3.22           2.16             0.28
                                             ---------     ----------        ---------
DISTRIBUTIONS
  Net Realized Gain ......................       (0.48)         (0.00)+             --
                                             ---------     ----------        ---------
NET ASSET VALUE, END OF PERIOD ...........   $   15.18     $    12.44        $   10.28
                                             =========     ==========        =========
TOTAL RETURN (1) .........................      26.34%         21.04%            2.80%**
                                             =========     ==========        =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........   $  17,197     $    7,435        $   1,543
Ratio of Expenses to Average Net Assets ..       2.25%          2.25%            2.25%
Ratio of Net Investment Loss to
  Average Net Assets .....................      (1.52%)        (1.32%)          (0.25%)
Portfolio Turnover Rate ..................         73%           126%              19%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Loss   $    0.03     $     0.05        $    0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........       2.44%          2.75%            4.81%
  Net Investment Loss to Average
    Net Assets ...........................      (1.71%)        (1.81%)          (2.81%)
--------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-81    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000




     The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. The Fund commenced operations on May 29, 1998.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transac-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


tion, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $90,765,670; the aggregate gross unrealized appreciation is $19,925,266 and the aggregate gross unrealized depreciation is $2,226,240, resulting in net unrealized appreciation on long- and short-term investments of $17,699,026.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $879,902 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $19,122 related to a correction of the prior year net operating loss was reclassified from paid in capital in excess of par to accumulated net realized gain. A permanent difference of $11,193 related to non-deductible organization costs has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference of $1,779 related to a partnership investment was reclassified from paid in capital in excess of par to accumulated net realized gain.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


    AVERAGE DAILY NET ASSETS             % PER ANNUM

   First $500 million....................   .80 of 1%

   Next $500 million.....................   .75 of 1%

   Over $1 billion.......................   .70 of 1%

The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                            CLASS A        CLASS B AND CLASS C
                        MAX. OPERATING       MAX. OPERATING
                         EXPENSE RATIO        EXPENSE RATIO
                        ---------------    --------------------
                             1.50%                2.25%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     For the period ended June 30, 2000, the Adviser voluntarily waived $136,048 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $4,565 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,449 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $503,923 for Class A shares and deferred sales charges of $91,356 and $2,256 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $4,580 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

3.  CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                            CONTINGENT DEFERRED SALES
                           CHARGE ON ASSETS SUBJECT TO
                                 SALES CHARGE
                           ---------------------------
YEAR OF REDEMPTION            CLASS B      CLASS C
First ....................     5.00%        1.00%
Second ...................     4.00%        None
Third ....................     3.00%        None
Fourth ...................     2.50%        None
Fifth ....................     1.50%        None
Thereafter ...............     None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


                                                  YEAR ENDED      YEAR ENDED
                                                JUNE 30, 2000   JUNE 30, 1999*
                                                --------------  ---------------

CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................      1,789,258       1,629,000
     Distributions Reinvested ...............         52,968              --
     Redeemed ...............................       (512,671)       (459,000)
                                                 -----------    -------------
   Net Increase in Class A Shares Outstanding      1,329,555       1,170,000
                                                 ============   =============
   Dollars:
     Subscribed .............................    $25,853,358    $ 16,596,000
     Distributions Reinvested ...............        724,074           3,000
     Redeemed ...............................     (7,382,190)     (4,778,000)
                                                 -----------    -------------
   Net Increase .............................    $19,195,242    $ 11,821,000
                                                 ============   =============
   Ending Paid in Capital ...................    $33,016,419+   $ 13,821,000+
                                                 ============   =============
CLASS B:
   Shares:
     Subscribed .............................      1,879,249       2,258,000
     Distributions Reinvested ...............         70,232              --
     Redeemed ...............................       (635,631)       (482,000)
                                                 -----------    -------------
   Net Increase in Class B Shares Outstanding      1,313,850       1,776,000
                                                 ============   =============
   Dollars:
     Subscribed .............................    $26,489,423    $ 23,038,000
     Distributions Reinvested ...............        949,535           4,000
     Redeemed ...............................     (8,938,128)     (5,054,000)
                                                 -----------    -------------
   Net Increase .............................    $18,500,830    $ 17,988,000
                                                 ============   =============
   Ending Paid in Capital ...................    $37,988,069+   $ 19,488,000+
                                                 ============   =============
CLASS C:
   Shares:
     Subscribed .............................        640,134         788,000
     Distributions Reinvested ...............         21,372              --
     Redeemed ...............................       (125,973)       (340,000)
                                                 -----------    -------------
   Net Increase in Class C Shares Outstanding        535,533         448,000
                                                 ============   =============
   Dollars:
     Subscribed .............................    $ 9,018,116    $  7,855,000
     Distributions Reinvested ...............        285,523           1,000
     Redeemed ...............................     (1,745,762)     (3,376,000)
                                                 -----------    -------------
   Net Increase .............................    $ 7,557,877    $  4,480,000
                                                 ============   =============
   Ending Paid in Capital ...................    $13,538,155+   $  5,980,000+
                                                 ============   =============


*    AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.  INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $91,653,934 and sales of $51,789,326 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European
Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen European Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the period ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Equity Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS
YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES          VALUE
COMMON STOCKS  93.0%
BELGIUM  0.5%
Mobistar S.A. (a) ........................................   2,590      $    85,894
                                                                        -----------
FINLAND  0.6%
Sampo Insurance Co., Ltd. 'A' ............................   2,400           97,288
                                                                        -----------
FRANCE  14.9%
Alcatel ..................................................   3,350          219,512
Aventis S.A. .............................................   6,400          466,674
AXA ......................................................   1,235          194,360
BNP Paribas ..............................................     510           49,033
CNP Assurances ...........................................   7,610          259,125
Groupe Danone ............................................   1,860          246,595
Michelin (C.G.D.E.) 'B' (Registered) .....................   3,210          102,903
Pernod-Ricard S.A. .......................................   2,630          142,984
Schneider S.A. ...........................................   3,260          226,985
Total Fina Elf S.A. 'B' ..................................   2,927          448,358
                                                                        -----------
                                                                          2,356,529
                                                                        -----------
GERMANY 4.9%
Adidas-Salomon AG ........................................   1,665           91,473
BASF AG ..................................................   2,345           95,058
Bayer AG .................................................   1,231           47,082
Bayerische Motoren Werke AG ..............................   3,350          101,928
Deutsche Telekom AG (Registered) .........................   3,743          215,632
Bayerische Hypo-und Vereinsbank AG .......................   2,083          136,093
Schering AG ..............................................   1,500           81,621
                                                                         ----------
                                                                            768,887
                                                                         ----------
ITALY  5.0%
Banca Popolare di Bergamo S.p.A. .........................   7,760          143,441
ENI S.p.A. ...............................................  25,060          144,608
Marzotto (Gaetano) S.p.A. ................................   3,630           29,603
Mediaset S.p.A ...........................................   5,900           90,038
Telecom Italia Mobile S.p.A ..............................   9,405           95,984
Telecom Italia S.p.A. ....................................  13,800          189,539
UniCredito Italiano S.p.A. ...............................  21,730          103,837
                                                                         ----------
                                                                            797,050
                                                                         ----------
NETHERLANDS  7.5%
ABN Amro Holding N.V. ....................................   3,300           80,766
Akzo Nobel N.V. ..........................................   5,660          240,233


SEE NOTES TO FINANCIAL STATEMENTS      F-90

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
NETHERLANDS (CONTINUED)
Buhrmann N.V. ............................................   3,672      $   104,895
ING Groep N.V. ...........................................   4,326          292,130
Koninklijke (Royal) Philips Electronics N.V. .............   7,024          330,954
Laurus N.V. ..............................................   8,440          101,028
Royal Dutch Petroleum Co. ................................     700           43,465
                                                                         ----------
                                                                          1,193,471
                                                                         ----------
PORTUGAL  1.1%
Banco Comercial Portugues S.A. (Registered) ..............  17,070           88,733
Telecel-Comunicacaoes Pessoais S.A. (a) ..................   5,400           81,893
                                                                         ----------
                                                                            170,626
                                                                         ----------
SPAIN  2.8%
Banco Popular Espanol S.A. ...............................   3,590          110,942
Endesa S.A. ..............................................   7,340          142,048
Telefonica S.A. (a) ......................................   9,060          194,432
                                                                         ----------
                                                                            447,422
                                                                         ----------
SWEDEN  5.6%
Autoliv, Inc. SDR ........................................   5,730          140,199
ForeningsSparbanken AB 'A' ...............................   8,440          123,330
Nordic Baltic Holding AB .................................  24,442          184,118
Scandic Hotels AB ........................................   6,650           79,848
Svedala Industri AB ......................................   6,610          125,791
Svenska Cellulosa Free AB 'B' ............................   4,080           77,413
Svenska Handelsbanken 'A' ................................  10,770          156,158
                                                                         ----------
                                                                            886,857
                                                                         ----------
SWITZERLAND  9.9%
Cie Financiere Richemont AG 'A' ..........................     111          298,723
Holderbank Financiere Glarus AG 'B' (Bearer) .............     150          183,700
Nestle S.A. (Registered) .................................     278          555,796
Novartis AG (Registered) .................................     162          256,327
Schindler Holding AG (Registered) ........................      80          122,466
UBS AG (Registered) ......................................     990          144,884
                                                                         ----------
                                                                          1,561,896
                                                                         ----------
UNITED KINGDOM  40.2%
Allied Domecq plc ........................................  51,430          272,293
Allied Zurich plc ........................................  10,680          126,256
AstraZeneca Group plc ....................................   4,250          198,334
BAA plc ..................................................  14,600          117,053
BAE SYSTEMS plc ..........................................  21,900          136,488
Barclays plc .............................................   5,690          141,417
BG Group plc .............................................  15,038           97,134
Blue Circle Industries plc ...............................  15,500          100,001


                                       F-91    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
UNITED KINGDOM (CONTINUED)
BOC Group plc ............................................   7,830      $   112,522
British American Tobacco plc .............................  22,700          151,432
British Telecom plc ......................................  18,850          243,513
Cadbury Schweppes plc ....................................  35,600          233,718
Capital Radio plc ........................................     850           19,866
Centrica plc .............................................  25,600           85,389
Diageo plc ...............................................  28,070          251,796
GKN plc ..................................................   6,600           84,164
Glaxo Wellcome plc .......................................   9,950          290,040
Granada Group plc ........................................  20,404          203,710
Great Universal Stores plc ...............................  28,850          185,476
Halma plc ................................................  18,000           27,773
Imperial Tobacco Group plc ...............................  23,570          225,692
Lloyds TSB Group plc .....................................  10,100           95,336
Prudential Corp. plc .....................................  17,200          251,858
Reckitt Benckiser plc ....................................  36,734          411,199
Rentokil Initial plc .....................................  40,600           92,123
RMC Group plc ............................................   5,500           71,551
Rolls-Royce plc ..........................................  45,900          162,820
Bank of Scotland .........................................  10,417           99,038
Sainsbury (J) plc ........................................   8,900           40,389
Scottish & Southern Energy plc ...........................  19,500          178,756
Shell Transport & Trading Co. plc ........................  55,222          460,691
Smith & Nephew plc .......................................  25,973           95,866
SmithKline Beecham plc ...................................   5,000           65,424
SSL International plc ....................................  21,640          234,054
Vodafone AirTouch plc .................................... 111,434          450,071
Wolseley plc .............................................  16,200           86,995
WPP Group plc ............................................  18,480          269,763
                                                                         ----------
                                                                          6,370,001
                                                                         ----------

TOTAL COMMON STOCKS
    (Cost $13,671,600) ...................................               14,735,921
                                                                         ----------

PREFERRED STOCKS  2.9%
GERMANY  2.9%
Fresenius AG .............................................   1,018          233,129
Henkel KGaA ..............................................   3,989          228,282
                                                                         ----------

TOTAL PREFERRED STOCKS
    (Cost $450,200) ......................................                  461,411
                                                                         ----------

TOTAL LONG-TERM INVESTMENTS  95.9%
    (Cost $14,121,800) ...................................               15,197,332
                                                                         ----------


SEE NOTES TO FINANCIAL STATEMENTS      F-92

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
SHORT-TERM INVESTMENT  5.6%
REPURCHASE AGREEMENT  5.6%
Chase Securities, Inc. 6.15%, dated 6/30/00, due 7/3/00,  $887,000 to be repurchased at $887,455, collateralized by $940,000
U.S. Treasury Notes 5.50%, due 5/15/09, valued at $905,925
    (Cost $887,000) ......................................              $   887,000
                                                                         ----------

TOTAL INVESTMENTS IN SECURITIES  101.5%
    (Cost $15,008,800) ...................................               16,084,332
                                                                         ----------

FOREIGN CURRENCY  0.6%
    (Cost $97,883) .......................................                   97,687
                                                                         ----------

TOTAL INVESTMENTS  102.1%
    (Cost $15,106,683) ...................................               16,182,019
                                                                         ----------
LIABILITIES IN EXCESS OF OTHER ASSETS  -2.1% .............                 (330,162)
                                                                         ----------

NET ASSETS  100% .........................................              $15,851,857
                                                                        ===========


(a)  NON-INCOME PRODUCING SECURITY

SDR  SWEDISH DEPOSITARY RECEIPT


           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION


                                                                PERCENT OF
         INDUSTRY                                VALUE          NET ASSETS
                                             ------------       -----------
         Consumer Staples .................  $  2,931,646           18.5%
         Financials .......................     2,878,143           18.1
         Health Care ......................     1,921,469           12.1
         Consumer Discretionary ...........     1,816,920           11.5
         Telecommunications Services ......     1,556,958            9.8
         Materials ........................     1,155,842            7.3
         Energy ...........................     1,097,122            6.9
         Industrials ......................     1,088,621            6.9
         Utilities ........................       503,326            3.2
         Information Technology ...........       247,285            1.6
                                             ------------            ---
                                              $15,197,332           95.9%
                                             ============           =====


                                       F-93    SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000



ASSETS:
Investments in Securities, at Value (Cost $15,008,800) ...............        $16,084,332
Foreign Currency (Cost $97,883) ......................................             97,687
Cash .................................................................                900
Receivable for:
  Investments Sold ...................................................            149,797
  Fund Shares Sold ...................................................             44,935
  Dividends ..........................................................             26,750
  Foreign Withholding Tax Reclaim ....................................              9,370
  Interest ...........................................................                152
                                                                               -----------
    Total Assets .....................................................         16,413,923
                                                                               -----------
LIABILITIES:
Payable for:
  Investments Purchased ..............................................            418,441
  Shareholder Reporting Expenses .....................................             36,113
  Custody Fees .......................................................             27,893
  Professional Fees ..................................................             23,238
  Directors' Fees and Expenses .......................................             19,650
  Distribution Fees ..................................................             17,171
  Advisory Expense ...................................................             13,135
  Administrative Fees ................................................              3,215
  Transfer Agent Fees ................................................              1,554
  Fund Shares Redeemed ...............................................                520
Other ................................................................              1,136
                                                                               -----------
    Total Liabilities ................................................            562,066
                                                                               -----------
NET ASSETS ...........................................................        $15,851,857
                                                                              ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)           $ 1,347
Paid in Capital in Excess of Par .....................................         14,403,919
Net Unrealized Appreciation on Investments ...........................          1,073,653
Accumulated Net Realized Gain ........................................            298,544
Accumulated Net Investment Income ....................................             74,394
                                                                               -----------
NET ASSETS ...........................................................        $15,851,857
                                                                              ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $6,649,047 and 563,973 Shares Outstanding) .......................         $     11.79
                                                                              ============
    Maximum Sales Charge .............................................               5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100% - maximum sales charge)) ......................         $     12.51
                                                                              ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $7,176,969 and 610,152 Shares Outstanding)* ......................         $     11.76
                                                                              ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $2,025,841 and 172,805 Shares Outstanding)* ......................         $     11.72
                                                                              ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-94

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ............................................................  $   282,849
Interest .............................................................       39,270
Less Foreign Taxes Withheld ..........................................      (33,104)
                                                                        ------------
    Total Income .....................................................      289,015
                                                                        ------------
EXPENSES:
Investment Advisory Fees .............................................      106,237
Distribution Fees (Attributed to Classes A, B and C of $11,224, $43,988
  and $17,173, respectively) .........................................       72,385
Shareholder Reports ..................................................       71,461
Filing and Registration Fees .........................................       68,654
Custodian Fees .......................................................       59,106
Administrative Fees ..................................................       30,149
Directors' Fees and Expenses .........................................       22,482
Professional Fees ....................................................       10,458
Transfer Agent Fees ..................................................        5,511
Other ................................................................        1,039
                                                                        ------------
    Total Expenses ...................................................      447,482
    Less Expense Reductions ..........................................     (218,616)
                                                                        ------------
    Net Expenses .....................................................      228,866
                                                                        ------------
NET INVESTMENT INCOME ................................................  $    60,149
                                                                        ============
NET REALIZED GAIN/LOSS ON:
Investments ..........................................................  $   359,359
Foreign Currency Transactions ........................................       19,136
                                                                        ------------
Net Realized Gain ....................................................      378,495
                                                                        ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ............................................      168,193
                                                                        ------------
  End of the Period:
    Investments ......................................................    1,075,532
    Foreign Currency Translations ....................................       (1,879)
                                                                        ------------
                                                                          1,073,653
                                                                        ------------
Net Change in Unrealized Appreciation/Depreciation ...................      905,460
                                                                        ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ..........................................  $ 1,283,955
                                                                        ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................  $ 1,344,104
                                                                        ============


                                       F-95    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                     YEAR ENDED    SEPTEMBER 25, 1998*
                                                   JUNE 30, 2000    TO JUNE 30, 1999**
                                                   -------------   -------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income ..........................    $    60,149      $   44,000
Net Realized Gain ..............................        378,495          11,000
Net Change in Unrealized Appreciation/
   Depreciation ................................        905,460         169,000
                                                   ------------     ------------
Net Increase in Net Assets Resulting
   from Operations .............................      1,344,104         224,000
                                                   ------------     ------------
DISTRIBUTIONS:
Net Investment Income:
Class A ........................................        (50,832)         (3,000)
Class B ........................................        (18,315)         (1,000)
Class C ........................................         (8,828)         (1,000)
                                                   ------------     ------------
                                                        (77,975)         (5,000)
                                                   ------------     ------------
Net Realized Gain:
Class A ........................................        (35,198)             --
Class B ........................................        (30,836)             --
Class C ........................................        (14,787)             --
                                                   ------------     ------------
                                                        (80,821)              --
                                                   ------------     ------------
Net Decrease in Net Assets Resulting
   from Distributions ..........................       (158,796)         (5,000)
                                                   ------------     ------------
CAPITAL SHARES TRANSACTIONS:
Subscribed .....................................     10,836,506       4,084,000
Distributions Reinvested .......................         97,499           1,000
Redeemed .......................................     (2,826,056)       (745,000)
                                                   ------------     ------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions ..................      8,107,949       3,340,000
                                                   ------------     ------------
Total Increase in Net Assets ...................      9,293,257       3,559,000
NET ASSETS--Beginning of Period ................      6,558,600       3,000,000
                                                   ------------     ------------
NET ASSETS--End of Period
   (Including accumulated net investment
   income of $74,394 and $73,000, respectively).    $15,851,857      $6,559,000
                                                   ============     ============

* COMMENCEMENT OF OPERATIONS

** AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-96

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                    YEAR ENDED     SEPTEMBER 25, 1998* TO
CLASS A SHARES                                    JUNE 30, 2000#       JUNE 30,1999#
                                                  --------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 10.65             $10.00
                                                     -------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................        0.11               0.13
  Net Realized and Unrealized Gain .............        1.27               0.54
                                                     -------             ------
Total From Investment Operations ...............        1.38               0.67
                                                     -------             ------
DISTRIBUTIONS
  Net Investment Income ........................       (0.14)             (0.02)
  Net Realized Gain ............................       (0.10)              --
                                                     -------             ------
Total Distributions ............................       (0.24)             (0.02)
                                                     -------             ------
NET ASSET VALUE, END OF PERIOD .................     $ 11.79             $10.65
                                                     =======             ======
TOTAL RETURN (1) ...............................      13.15%              6.75%**
                                                     =======             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............     $ 6,649             $2,020
Ratio of Expenses to Average Net Assets ........       1.70%              1.70%
Ratio of Net Investment Income to Average
  Net Assets ...................................       0.99%              1.64%
Portfolio Turnover Rate ........................         49%                51%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Income ...    $   0.23            $  0.36
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............       3.80%              6.20%
  Net Investment Income/Loss to Average
    Net Assets .................................      (1.11%)            (2.87%)
-----------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-97    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                  YEAR ENDED      SEPTEMBER 25, 1998* TO
CLASS B SHARES                                  JUNE 30, 2000#         JUNE 30,1999#
                                                --------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 10.62             $10.00
                                                     -------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................        0.04               0.08
  Net Realized and Unrealized Gain .............        1.26               0.55
                                                     -------             ------
Total From Investment Operations ...............        1.30               0.63
                                                     -------             ------
DISTRIBUTIONS
  Net Investment Income ........................       (0.06)             (0.01)
  Net Realized Gain ............................       (0.10)              --
                                                     -------             ------
Total Distributions ............................       (0.16)             (0.01)
                                                     -------             ------
NET ASSET VALUE, END OF PERIOD .................     $ 11.76             $10.62
                                                     =======             ======
TOTAL RETURN (1) ...............................      12.43%              6.26%**
                                                     =======             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............     $ 7,177             $3,082
Ratio of Expenses to Average Net Assets ........       2.45%              2.45%
Ratio of Net Investment Income to Average
  Net Assets ...................................       0.45%              0.96%
Portfolio Turnover Rate ........................         49%                51%**
--------------------------------------------------------------------------------------

Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Income ...    $   0.23            $  0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............       4.55%              6.61%
  Net Investment Income/Loss to Average
    Net Assets .................................      (1.65%)            (3.20%)
--------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-98

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                  YEAR ENDED     SEPTEMBER 25, 1998* TO
CLASS C SHARES                                  JUNE 30, 2000#        JUNE 30,1999#
                                                --------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 10.59             $10.00
                                                     -------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................        0.01               0.07
  Net Realized and Unrealized Gain .............        1.28               0.53
                                                     -------             ------
Total From Investment Operations ...............        1.29               0.60
                                                     -------             ------
DISTRIBUTIONS
  Net Investment Income ........................       (0.06)             (0.01)
  Net Realized Gain ............................       (0.10)              --
                                                     -------             ------
Total Distributions ............................       (0.16)             (0.01)
                                                     -------             ------
NET ASSET VALUE, END OF PERIOD .................     $ 11.72             $10.59
                                                     =======             ======
TOTAL RETURN (1) ...............................      12.37%              5.96%**
                                                     =======             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............     $ 2,026             $1,457
Ratio of Expenses to Average Net Assets ........       2.45%              2.45%
Ratio of Net Investment Income to Average
  Net Assets ...................................       0.01%              0.81%
Portfolio Turnover Rate ........................         49%                51%**
------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Income ...    $   0.24            $  0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............       4.55%              7.33%
  Net Investment Income/Loss to Average
    Net Assets .................................      (2.09%)            (4.13%)
------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-99    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $15,058,315, the aggregate gross unrealized appreciation is $1,529,568 and the aggregate gross unrealized depreciation is $503,551, resulting in net unrealized appreciation on long- and short-term investments of $1,026,017.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to recognized currency gains totaling $19,135 was reclassified from accumulated net realized gain to accumulated net investment income.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                              % PER ANNUM
First $500 million ..................................................  1.00 of 1%
Next $500 million ...................................................   .95 of 1%
Over $1 billion .....................................................   .90 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                  CLASS B
                        CLASS A                 AND CLASS C
                    MAX. OPERATING            MAX. OPERATING
                     EXPENSE RATIO             EXPENSE RATIO
                         1.70%                     2.45%

     For the period ended June 30, 2000, the Adviser voluntarily waived $218,616 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $2,008 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,087 representing Van Kampen's cost of providing legal services to the Fund.
     At June 30, 2000, Van Kampen Funds, Inc. owned 18%, 16%, and 58% of the shares outstanding of each Class A, B, and C shares in the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $36,692 for Class A

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


shares and deferred sales charges of $10,062 and $256 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $3,913 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                  CHARGE ON ASSETS SUBJECT TO
                                                         SALES CHARGE

YEAR OF REDEMPTION                                   CLASS B       CLASS C
First .........................................       5.00%         1.00%
Second ........................................       4.00%          None
Third .........................................       3.00%          None
Fourth ........................................       2.50%          None
Fifth .........................................       1.50%          None
Thereafter ....................................       None           None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                               YEAR ENDED     SEPTEMBER 25, 1998*
                                                             JUNE 30, 2000     TO JUNE 30, 1999**
                                                             --------------   -------------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
      Subscribed (Initial Shares of 100,000) ...............      498,680             205,000
      Distributions Reinvested .............................        5,381                  --
      Redeemed .............................................     (129,831)            (15,000)
                                                               ----------          ----------
   Net Increase in Class A Shares Outstanding ..............      374,230             190,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $5,479,269          $1,098,000
      Distributions Reinvested .............................       59,192               1,000
      Redeemed .............................................   (1,424,127)           (157,000)
                                                               ----------          ----------
   Net Increase ............................................   $4,114,334          $  942,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $1,942,000          $1,000,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $6,043,378          $1,942,000+
                                                               ==========          ==========
CLASS B:
   Shares:
      Subscribed (Initial Shares of 100,000) ...............      407,690             305,000
      Distributions Reinvested .............................        2,787                  --
      Redeemed .............................................      (90,497)            (15,000)
                                                               ----------          ----------
   Net Increase in Class B Shares Outstanding ..............      319,980             290,000
                                                               ==========          ==========
   Dollars:
     Subscribed ............................................   $4,582,733          $2,142,000
     Distributions Reinvested ..............................       30,685                  --
     Redeemed ..............................................   (1,007,931)           (152,000)
                                                               ----------          ----------
   Net Increase ............................................   $3,605,487          $1,990,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $2,990,000          $1,000,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $6,575,332          $2,990,000+
                                                               ==========          ==========
CLASS C:
   Shares: (Initial Shares of 100,000)
      Subscribed ...........................................       70,319             179,000
      Distributions Reinvested .............................          694                  --
      Redeemed .............................................      (35,701)            (42,000)
                                                               ----------          ----------
   Net Increase in Class C Shares Outstanding ..............       35,312             137,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $  774,504          $  844,000
      Distributions Reinvested .............................        7,622                  --
      Redeemed .............................................     (393,998)           (436,000)
                                                               ----------          ----------
   Net Increase ............................................   $  388,128          $  408,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $1,408,000          $1,000,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,786,556          $1,408,000+
                                                               ==========          ==========

*  COMMENCEMENT OF OPERATIONS
** AMOUNTS ROUNDED TO THE NEAREST (000).
+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.  INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $12,555,323 and sales of $4,979,617 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5.  BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Focus
Equity Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS              THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                        PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                     REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS+  96.8%
CONSUMER DISCRETIONARY  14.0%
MEDIA  8.3%
AMFM, Inc. (a)..........................................    75,800      $ 5,230,200
AT&T Corp. Liberty Media Group 'A' (a)..................   765,861       18,572,122
Clear Channel Communications, Inc. (a)..................   102,500        7,687,500
Time Warner, Inc........................................   192,800       14,652,800
                                                                       ------------
                                                                         46,142,622
                                                                       ------------

SPECIALTY RETAIL  5.7%
Home Depot, Inc.........................................   469,300       23,435,669
Intimate Brands, Inc....................................    38,000          750,500
Limited, Inc. (The).....................................   334,900        7,242,212
                                                                       ------------
                                                                         31,428,381
                                                                       ------------
TOTAL CONSUMER DISCRETIONARY.......................................      77,571,003
                                                                       ------------

CONSUMER STAPLES  3.1%
BEVERAGES  1.0%
Anheuser-Busch Cos., Inc................................    74,400        5,556,750
                                                                       ------------

FOOD & DRUG RETAILING  1.1%
Safeway, Inc. (a).......................................   131,200        5,920,400
                                                                       ------------

FOOD PRODUCTS  1.0%
Quaker Oats Co..........................................    77,400        5,814,675
                                                                       ------------
TOTAL CONSUMER STAPLES............................................       17,291,825
                                                                       ------------

FINANCIALS  6.7%
BANKS  2.3%
Bank of New York Co., Inc...............................   279,600       13,001,400
                                                                       ------------

DIVERSIFIED FINANCIALS  4.4%
American Express Co.....................................   117,400        6,119,475
Citigroup, Inc..........................................   190,900       11,501,725
Fannie Mae..............................................   128,300        6,695,656
                                                                       ------------
                                                                         24,316,856
                                                                       ------------
TOTAL FINANCIALS..................................................       37,318,256
                                                                       ------------


SEE NOTES TO FINANCIAL STATEMENTS      F-108

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
HEALTH CARE  14.1%
PHARMACEUTICALS  14.1%
American Home Products Corp.............................   227,300     $ 13,353,875
Johnson & Johnson.......................................    99,800       10,167,125
Merck & Co., Inc........................................    75,200        5,762,200
Pfizer, Inc.............................................   769,325       36,927,600
Pharmacia Corp..........................................   230,500       11,913,969
                                                                       ------------
                                                                         78,124,769
                                                                       ------------

INDUSTRIALS  18.6%
AEROSPACE & DEFENSE  6.6%
General Dynamics Corp...................................   134,300        7,017,175
United Technologies Corp................................   501,500       29,525,813
                                                                       ------------
                                                                         36,542,988
                                                                       ------------

INDUSTRIAL CONGLOMERATES  12.0%
General Electric Co.....................................   554,300       29,377,900
Tyco International Ltd..................................   784,800       37,179,900
                                                                       ------------
                                                                         66,557,800
                                                                       ------------
TOTAL INDUSTRIALS.................................................      103,100,788
                                                                       ------------

INFORMATION TECHNOLOGY  34.6%
COMMUNICATIONS EQUIPMENT  14.9%
American Tower Corp.'A' (a).............................   148,800        6,203,100
Cisco Systems, Inc. (a).................................   439,800       27,954,787
JDS Uniphase Corp. (a)..................................    72,900        8,738,888
Lucent Technologies, Inc................................   105,500        6,250,875
Motorola, Inc...........................................   370,400       10,764,750
Nortel Networks Corp....................................   336,700       22,979,775
                                                                       ------------
                                                                         82,892,175
                                                                       ------------

COMPUTERS & PERIPHERALS  2.8%
Hewlett-Packard Co......................................    42,600        5,319,675
Sun Microsystems, Inc. (a)..............................   115,900       10,539,656
                                                                       ------------
                                                                         15,859,331
                                                                       ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS  12.3%
Applied Materials, Inc. (a).............................   137,200       12,433,750
Intel Corp..............................................   185,800       24,839,137
Maxim Integrated Products, Inc. (a).....................   273,100       18,553,731
Texas Instruments, Inc..................................   180,200       12,377,488
                                                                       ------------
                                                                         68,204,106
                                                                       ------------


                                       F-109   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
SOFTWARE  4.6%
Microsoft Corp. (a).....................................   187,600     $ 15,008,000
Oracle System Corp. (a).................................   123,500       10,381,719
                                                                       ------------
                                                                         25,389,719
                                                                       ------------
TOTAL INFORMATION TECHNOLOGY......................................      192,345,331
                                                                       ------------

TELECOMMUNICATION SERVICES  5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES  4.8%
AT&T Corp..............................................    152,308        4,816,737
GTE Corp...............................................    208,700       12,991,575
Sprint Corp............................................     68,100        3,473,100
WorldCom, Inc. (a).....................................    122,200        5,605,925
                                                                       ------------
                                                                         26,887,337
                                                                       ------------

WIRELESS TELECOMMUNICATION SERVICES  0.9%
Crown Castle International Corp. (a)...................    136,900        4,996,850
                                                                       ------------
TOTAL TELECOMMUNICATION SERVICES..................................       31,884,187
                                                                       ------------


TOTAL LONG-TERM INVESTMENTS  96.8%
    (Cost $448,532,689)................................                 537,636,159
                                                                       ------------

                                                            PAR
                                                           VALUE
SHORT-TERM INVESTMENT  4.1%
REPURCHASE AGREEMENT  4.1%
CHASE SECURITIES, INC. 6.15%, DATED 6/30/00, DUE 7/3/00,  $22,575,000
to be repurchased at $22,586,570, collateralized by
$24,400,000 U.S. Treasury Notes 4.25%, due 11/15/03,
valued at $23,027,500
    (Cost $22,575,000)..................................                 22,575,000
                                                                       ------------

TOTAL INVESTMENTS  100.9%
    (Cost $471,107,689).................................                560,211,159

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.9%............                 (5,153,862)
                                                                       ------------


NET ASSETS  100%........................................               $555,057,297
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS      F-110

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $471,107,689)................               $560,211,159
Cash....................................................                        726
Receivable for:
  Fund Shares Sold......................................                  3,958,290
  Investments Sold......................................                    512,732
  Dividends.............................................                    255,335
  Interest..............................................                      3,856
Deferred Organizational Costs...........................                      5,447
Other...................................................                      7,277
                                                                       ------------
    Total Assets........................................                564,954,822
                                                                       ------------

LIABILITIES:
Payable for:
  Investments Purchased.................................                  8,197,734
  Distribution Fees.....................................                    641,936
  Investment Advisory Fees..............................                    374,983
  Fund Shares Redeemed..................................                    348,293
  Administrative Fees...................................                    111,810
  Shareholder Reporting Expenses........................                     54,443
  Transfer Agent Fees...................................                     43,130
  Professional Fees.....................................                     40,204
  Directors' Fees and Expenses..........................                     34,253
  Custody Fees..........................................                     20,922
Other...................................................                     29,817
                                                                       ------------
    Total Liabilities...................................                  9,897,525
                                                                       ------------
NET ASSETS..............................................               $555,057,297
                                                                       ============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized
  2,625,000,000)........................................               $     20,921
Paid in Capital in Excess of Par........................                437,866,376
Net Unrealized Appreciation on Investments..............                 89,103,470
Accumulated Net Realized Gain...........................                 28,101,166
Accumulated Net Investment Loss.........................                    (34,636)
                                                                       ------------
NET ASSETS..............................................               $555,057,297
                                                                       ============

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based
    on Net Assets of $185,983,372 and 6,844,207 Shares
    Outstanding)........................................                   $  27.17
                                                                       ============
    Maximum Sales Charge................................                      5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100% - maximum sales charge)).............               $ 28.83
                                                                       ============


                                       F-111   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2000

  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $307,757,536 and 11,737,694 Shares Outstanding)*             $  26.22
                                                                       ============

  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $61,316,389 and 2,339,609 Shares Outstanding)*               $  26.21
                                                                       ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-112

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends...............................................                $ 2,377,674
Interest................................................                    725,047
                                                                       ------------
    Total Income........................................                  3,102,721
                                                                       ------------

EXPENSES:
Investment Advisory Fees................................                  3,507,934
Distribution Fees (Attributed to Classes A, B and C of
  $292,710, $2,312,479 and $414,005, respectively)......                  3,019,194
Administrative Fees.....................................                    979,119
Shareholder Reports.....................................                    197,974
Transfer Agent Fees.....................................                    186,865
Filing and Registration Fees............................                    101,981
Professional Fees.......................................                     58,488
Custodian Fees..........................................                     48,145
Directors' Fees and Expenses............................                     27,488
Amortization of Organizational Costs....................                      9,795
Other...................................................                      8,890
                                                                       ------------
    Total Expenses......................................                  8,145,873
    Less Expense Reductions.............................                   (233,167)
                                                                       ------------
    Net Expenses........................................                  7,912,706
                                                                       ------------
NET INVESTMENT LOSS.....................................               $ (4,809,985)
                                                                       ============

NET REALIZED GAIN/LOSS ON:
Investments.............................................                $35,176,501
                                                                       ------------

NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...............................                 38,496,198
                                                                       ------------

  End of the Period:
    Investments.........................................                 89,103,470
                                                                       ------------
Net Change in Unrealized Appreciation/Depreciation......                 50,607,272
                                                                       ------------

NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION.............................                $85,783,773
                                                                       ============

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....                $80,973,788
                                                                       ============


                                       F-113   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000


                                                        YEAR ENDED      YEAR ENDED
                                                       JUNE 30, 2000  JUNE 30, 1999*
                                                       -------------  --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss................................    $ (4,809,985)  $ (2,961,000)
Net Realized Gain..................................      35,176,501     24,593,000
Net Change in Unrealized Appreciation/
  Depreciation.....................................      50,607,272     32,373,000
                                                       ------------   ------------
Net Increase in Net Assets Resulting from
  Operations.......................................      80,973,788     54,005,000
                                                       -------------  ------------
DISTRIBUTIONS:
Net Realized Gain:
Class A............................................      (5,401,493)    (4,962,000)
Class B............................................     (12,402,976)   (11,751,000)
Class C............................................      (2,123,931)    (2,021,000)
                                                       ------------   ------------
Net Decrease in Net Assets Resulting from
  Distributions....................................     (19,928,400)   (18,734,000)
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed.........................................     330,426,602     95,378,000
Distributions Reinvested...........................      18,264,016     17,353,000
Redeemed...........................................    (131,885,226)   (90,199,000)
                                                       ------------   ------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions......................     216,805,392     22,532,000
                                                       ------------   ------------
Total Increase in Net Assets.......................     277,850,780     57,803,000
NET ASSETS--Beginning of Period....................     277,206,517    219,404,000
                                                       ------------   ------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(34,636) and $(15,000),
respectively)......................................    $555,057,297   $277,207,000
                                                       ============   ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-114

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights               HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                             YEAR ENDED JUNE 30,
                                        -------------------------------    JANUARY 2, 1996*
CLASS A SHARES                           2000#    1999#    1998#    1997   TO JUNE 30, 1996
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................    $22.98   $20.01   $16.98   $14.40      $12.00
                                        -------  -------  ------   -------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........     (0.18)   (0.14)   (0.07)    0.01        0.06
  Net Realized and
    Unrealized Gain.................      5.82     4.70     5.03     3.95        2.40
                                        -------  -------  ------   -------    ---------
Total From Investment Operations....      5.64     4.56     4.96     3.96        2.46
                                        -------  -------  ------   -------    ---------
DISTRIBUTIONS
  Net Investment Income.............        --       --       --    (0.03)      (0.06)
  Net Realized Gain.................     (1.45)   (1.59)   (1.93)   (1.35)         --
                                        -------  -------  -------  -------    ---------
Total Distributions.................     (1.45)   (1.59)   (1.93)   (1.38)      (0.06)
                                        -------  -------  -------  -------    ---------
NET ASSET VALUE, END OF PERIOD......    $27.17   $22.98   $20.01   $16.98      $14.40
                                        =======  =======  ======   =======    =========
TOTAL RETURN (1)....................     25.28%   25.57%   30.93%   28.93%      20.52%**
                                        =======  =======  ======   =======    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $185,983  $73,829  $64,035  $22,521      $5,382
Ratio of Expenses to Average
  Net Assets........................      1.50%    1.50%    1.50%    1.57%       2.03%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     (0.71%)  (0.73%)  (0.37%)  (0.04%)      1.22%
Portfolio Turnover Rate.............       106%     282%     308%     241%        204%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................     $0.02    $0.02    $0.04    $0.02       $0.06
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....      1.56%    1.61%    1.71%    2.38%       3.26%
  Net Investment Income/Loss to Average
    Net Assets......................     (0.77%)  (0.84%)  (0.59%)  (0.85%)     (0.01%)
Ratio of Expenses to Average
  Net Assets excluding dividend
  expense on securities sold short..      1.50%    1.50%    1.50%    1.50%       1.50%
--------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-115   SEE NOTES TO FINANCIAL STATEMENTS

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights               HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                             YEAR ENDED JUNE 30,
                                        -------------------------------    JANUARY 2, 1996*
CLASS B SHARES                           2000#    1999#    1998#    1997   TO JUNE 30, 1996
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................    $22.38   $19.67   $16.85   $14.38      $12.00
                                        -------  -------  ------   -------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........     (0.36)   (0.28)   (0.21)   (0.02)       0.03
  Net Realized and
    Unrealized Gain.................      5.65     4.58     4.96     3.86        2.39
                                        -------  -------  ------   -------    ---------
Total From Investment Operations....      5.29     4.30     4.75     3.84        2.42
                                        -------  -------  ------   -------    ---------
DISTRIBUTIONS
  Net Investment Income.............        --       --       --    (0.02)      (0.04)
  Net Realized Gain.................     (1.45)   (1.59)   (1.93)   (1.35)         --
                                        -------  -------  ------   -------    ---------
Total Distributions.................     (1.45)   (1.59)   (1.93)   (1.37)      (0.04)
                                        -------  -------  ------   -------    ---------
NET ASSET VALUE, END OF PERIOD......    $26.22   $22.38   $19.67   $16.85      $14.38
                                        =======  =======  ======   =======    =========
TOTAL RETURN (1)....................     24.42%   24.59%   29.94%   28.01%      20.18%**
                                        =======  =======  ======   =======    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...   $307,758 $176,189 $130,497  $34,382     $2,426
Ratio of Expenses to Average
  Net Assets........................      2.25%    2.25%    2.25%    2.32%       2.67%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     (1.46%)  (1.50%)  (1.11%)  (0.83%)      0.43%
Portfolio Turnover Rate.............       106%     282%     308%     241%        204%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
   During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................     $0.01    $0.02    $0.04    $0.02       $0.07
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....      2.31%    2.36%    2.47%    2.88%       3.79%
  Net Investment Income/Loss to Average
    Net Assets......................     (1.52%)  (1.61%)  (1.34%)  (1.43%)     (0.69%)
Ratio of Expenses to Average
  Net Assets excluding dividend
  expense on securities sold short..      2.25%    2.25%    2.25%    2.25%       2.25%
--------------------------------------------------------------------------------------------


* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-116

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights               HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                             YEAR ENDED JUNE 30,
                                        -------------------------------    JANUARY 2, 1996*
CLASS C SHARES                           2000#    1999#    1998#    1997   TO JUNE 30, 1996
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................    $22.36   $19.66   $16.83   $14.37      $12.00
                                        -------  -------  ------   -------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........     (0.36)   (0.28)   (0.21)   (0.06)      0.03
  Net Realized and
    Unrealized Gain.................      5.66     4.57     4.97     3.89        2.38
                                        -------  -------  ------   -------    ---------
Total From Investment Operations....      5.30     4.29     4.76     3.83        2.41
                                        -------  -------  ------   -------    ---------

DISTRIBUTIONS
  Net Investment Income.............        --       --       --    (0.02)      (0.04)
  Net Realized Gain.................     (1.45)   (1.59)   (1.93)   (1.35)        --
                                        -------  -------  ------   -------    ---------
Total Distributions.................     (1.45)   (1.59)   (1.93)   (1.37)      (0.04)
                                        -------  -------  ------   -------    ---------
NET ASSET VALUE, END OF PERIOD......    $26.21   $22.36   $19.66   $16.83      $14.37
                                        =======  =======  ======   =======    =========
TOTAL RETURN (1)....................     24.38%   24.67%   29.90%   28.04%      20.10%**
                                        =======  =======  ======   =======    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...    $61,316 $27,189  $24,872   $9,410      $2,582
Ratio of Expenses to Average
  Net Assets........................      2.25%    2.25%    2.25%    2.32%       2.67%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     (1.46%)  (1.48%)  (1.13%)  (0.77%)      0.44%
Portfolio Turnover Rate.............       106%     282%     308%     241%        204%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................     $0.01    $0.02    $0.04    $0.02       $0.07
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....      2.31%    2.36%    2.25%    3.23%       3.80%
  Net Investment Income/Loss to Average
    Net Assets......................     (1.52%)  (1.59%)  (1.35%)  (1.67%)     (0.69%)
Ratio of Expenses to Average
  Net Assets excluding dividend
  expense on securities sold short..      2.25%    2.25%    2.25%    2.25%       2.25%
--------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-117   SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



     The Van Kampen Focus Equity Fund (formerly Van Kampen Aggressive Equity
Fund) (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter Ogenerally accepted accounting principlesO) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. SHORT SALES The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

E. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending January 2, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



F. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $472,120,745; the aggregate gross unrealized appreciation is $96,680,195 and the aggregate gross unrealized depreciation is $8,589,781, resulting in net unrealized appreciation on long- and short-term investments of $88,090,414.

G. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $4,784,557 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $5,764 related to a correction of the prior year net operating loss was reclassified from accumulated net realized gain to accumulated net investment loss.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .90 of 1%
Next $500 million...........................................     .85 of 1%
Over $1 billion.............................................     .80 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              CLASS B
                            CLASS A         AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
                         EXPENSE RATIO     EXPENSE RATIO
                             1.50%             2.25%

     For the period ended June 30, 2000, the Adviser voluntarily waived
$233,167 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $19,086 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $9,814 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $1,934,828 for Class A shares and deferred sales charges of $503,252 and $9,130 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $56,610 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge (OCDSCO) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                          CLASS B      CLASS C
First.................................................       5.00%        1.00%
Second................................................       4.00%        None
Third.................................................       3.00%        None
Fourth................................................       2.50%        None
Fifth.................................................       1.50%        None
Thereafter............................................       None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



                                                        YEAR ENDED    YEAR ENDED
                                                      JUNE 30, 2000 JUNE 30, 1999*
                                                      ------------- --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed.....................................     6,445,252     1,623,000
     Distributions Reinvested.......................       201,931       266,000
     Redeemed.......................................    (3,015,158)   (1,877,000)
                                                      ------------  ------------
   Net Increase in Class A Shares Outstanding.......     3,632,025        12,000
                                                      ============  ============

   Dollars:
     Subscribed.....................................  $164,653,020  $ 31,396,000
     Distributions Reinvested.......................     4,868,559     4,594,000
     Redeemed.......................................   (75,774,990)  (34,991,000)
                                                      ------------  ------------
   Net Increase.....................................  $ 93,746,589$      999,000
                                                      ============  ============
   Ending Paid in Capital...........................  $151,211,638  $ 57,462,000+
                                                      ============  ============

CLASS B:
    Shares:
     Subscribed.....................................     4,942,210     2,694,000
     Distributions Reinvested.......................       491,266       650,000
     Redeemed.......................................    (1,568,254)   (2,106,000)
                                                      ------------  ------------
   Net Increase in Class B Shares Outstanding.......     3,865,222     1,238,000
                                                      ============  ============

   Dollars:
     Subscribed.....................................  $122,523,186  $ 50,034,000
     Distributions Reinvested.......................    11,475,970    10,965,000
     Redeemed.......................................   (38,577,715)  (38,411,000)
                                                      ------------  ------------
   Net Increase.....................................  $ 95,421,441  $ 22,588,000
                                                      ============  ============
   Ending Paid in Capital...........................  $238,109,018  $142,680,000+
                                                      ============  ============

CLASS C:
   Shares:
     Subscribed.....................................     1,782,675       744,000
     Distributions Reinvested.......................        82,205       106,000
     Redeemed.......................................      (741,092)     (900,000)
                                                      ------------  ------------
   Net Increase/Decrease in Class C Shares
     Outstanding....................................     1,123,788       (50,000)
                                                      ============  ============

   Dollars:
     Subscribed.....................................  $ 43,250,396  $ 13,948,000
     Distributions Reinvested.......................     1,919,487     1,794,000
     Redeemed.......................................   (17,532,521)  (16,797,000)
                                                      ------------  ------------
   Net Increase/Decrease............................  $ 27,637,362$   (1,055,000)
                                                      ============  ============
   Ending Paid in Capital...........................  $ 48,566,641  $ 20,928,000+
                                                      ============  ============

* Amounts rounded to the nearest (000).
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences-See Note 1G.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $586,383,913 and sales of $401,833,934 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS             THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                       PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                    REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
COMMON STOCKS  84.3%
AUSTRALIA  1.1%
Amcor Ltd. ..............................................     29,493      $    102,888
AMP Ltd. ................................................     42,011           426,548
Australian Gas Light Co., Ltd. ..........................     21,082           125,283
Brambles Industries Ltd. ................................      9,544           292,623
Broken Hill Proprietary Co., Ltd. .......................     46,676           550,576
Coca-Cola Amatil Ltd. ...................................     27,979            54,309
Coles Myer Ltd. .........................................     48,275           184,930
Commonwealth Bank of Australia ..........................     12,558           207,682
CSL Ltd. ................................................      4,634            91,430
Faulding (F.H.) & Co., Ltd. .............................      5,497            26,869
Fosters Brewing Ltd. ....................................     77,599           217,826
General Property Trust ..................................     62,037            99,669
Goodman Fielder Ltd. ....................................     53,358            39,516
Leighton Holdings Ltd. ..................................     11,930            38,334
Lend Lease Corp., Ltd. ..................................     23,809           302,998
Mayne Nickless Ltd. .....................................     16,737            34,287
National Australia Bank Ltd. ............................     62,297         1,037,998
News Corp., Ltd. ........................................     82,071         1,127,389
Normandy Mining Ltd. ....................................     59,045            31,738
North Broken Hill Peko Ltd. .............................     19,552            46,126
Orica Ltd. ..............................................      5,336            24,151
Pacific Dunlop Ltd. .....................................     46,862            41,703
Paperlinx Ltd. ..........................................      9,831            18,613
QBE Insurance Group Ltd. ................................     18,211            88,883
Rio Tinto Ltd. ..........................................      5,416            89,339
Santos Ltd. .............................................     26,339            80,071
Schroders plc (a) .......................................     17,133            23,842
Southcorp Ltd. ..........................................     27,923            80,383
Stockland Trust Group ...................................     14,035            29,548
Suncorp-Metway Ltd. .....................................     13,823            71,181
TABCORP Holdings Ltd. ...................................     14,228            81,578
Telstra Corp., Ltd. .....................................      2,531            10,249
Wesfarmers Ltd. .........................................      8,127            64,556
Westfield Trust .........................................     60,660           117,419
Westpac Banking Corp., Ltd. .............................     81,063           583,400
WMC Ltd. ................................................     78,621           350,905
Woolworths Ltd. .........................................     50,579           186,234
                                                                          ------------
                                                                             6,981,074
                                                                          ------------


                                       F-126   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
AUSTRIA  0.4%
Austria Tabakwerke AG ...................................      3,719      $    137,630
Bank Austria AG .........................................     11,436           556,508
Bau Holdings AG .........................................        795            33,288
Boehler-Udderholm AG ....................................      1,232            43,067
BWT AG ..................................................        285           100,170
Flughafen Wein AG .......................................      3,589           127,650
Generali AG .............................................      1,197           192,376
Lenzing AG ..............................................        211            12,478
Mayr-Melnhof Karton AG ..................................      2,026            95,750
Oesterreichische Brau-Beteiligungs AG ...................      1,548            70,118
Oesterreichish Elektrizitaets 'A' .......................      5,159           528,969
OMV AG ..................................................      4,711           408,894
VA Technologies AG ......................................      2,535           133,419
Wienerberger Baustoffindustrie AG .......................     11,680           265,029
                                                                          ------------
                                                                             2,705,346
                                                                          ------------

BELGIUM  0.0%
Electrabel S.A. .........................................        629           155,324
UCB S.A. ................................................        600            22,021
                                                                          ------------
                                                                               177,345
                                                                          ------------

CANADA  2.3%
Abitibi-Consolidated, Inc. ..............................      7,300            67,853
Agrium, Inc. ............................................      5,400            46,360
Alberta Energy Co., Ltd. ................................      6,900           278,929
Alcan Aluminum Ltd. .....................................      8,500           264,314
Anderson Exploration Ltd. (a) ...........................      4,900            89,103
Bank of Montreal ........................................      5,800           245,048
Bank of Nova Scotia .....................................     10,500           257,656
Barrick Gold Corp. ......................................     16,300           294,751
BCE, Inc. ...............................................        200             4,745
Bombardier, Inc. 'A' ....................................     24,000           652,200
Burlington Resources Canada, Inc. .......................        800            30,528
Cameco Corp. ............................................      2,100            25,695
Canadian Imperial Bank of Commerce ......................      8,700           239,069
Canadian Natural Resources Ltd. (a) .....................      5,500           159,873
Canadian Occidental Petroleum Ltd. ......................      7,900           214,416
Canadian Pacific Ltd. ...................................     12,700           329,669
Canadian Tire Corp. 'A' .................................      3,500            52,761
Cominco Ltd. ............................................      3,300            45,396
Dofasco, Inc. ...........................................      3,800            62,550
Edperbarascan Corp. 'A' .................................      6,300            74,103
Fairfax Financial Holdings Ltd. (a) .....................        300            32,853
George Weston Ltd. ......................................      5,000           219,699
Gulf Canada Resources Ltd. (a) ..........................     34,600           161,387


SEE NOTES TO FINANCIAL STATEMENTS      F-127

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
CANADA (CONTINUED)
Imperial Oil Ltd. .......................................     25,700     $     628,037
Inco Ltd. (a) ...........................................      6,300            96,674
Magna International, Inc. 'A' ...........................      2,800           131,643
MDS, Inc. 'B' ...........................................      2,300            70,743
National Bank of Canada .................................      3,900            58,264
Noranda, Inc. ...........................................      9,400            92,138
Nortel Networks Corp. ...................................     95,114         6,603,269
Petro-Canada ............................................     16,000           299,060
Placer Dome, Inc. .......................................     10,200            95,843
Placer Dome, Inc. ADR ...................................      4,460            42,649
Potash Corp. of Saskatchewan, Inc. ......................      2,100           114,987
Power Corp. of Canada ...................................      6,300           129,467
Quebecor, Inc. 'B' ......................................      3,000            87,203
Renaissance Energy Ltd. (a) .............................      5,600            54,323
Rogers Communication, Inc. 'B' (a) ......................      6,400           181,491
Royal Bank of Canada ....................................      6,800           348,205
Seagram Co., Ltd. .......................................     12,900           758,670
Suncor Energy, Inc. (a) .................................     12,700           293,612
Talisman Energy, Inc. (a) ...............................      6,700           222,156
Thomson Corp. ...........................................     21,900           749,838
TransAlta Corp. .........................................      5,100            54,299
Transcanada Pipelines Ltd. ..............................     23,444           179,083
Westcoast Energy, Inc. ..................................      5,800            89,394
                                                                          ------------
                                                                            15,230,006
                                                                          ------------

DENMARK  0.0%
Novo Nordisk A/S 'B' ....................................        300            51,003
                                                                          ------------

FINLAND  1.5%
Hartwall Wind Systems A/S ...............................      2,587            51,817
Kesko Oyj ...............................................      7,181            72,944
Metra Oyj 'B' ...........................................      2,750            47,344
Metso Oyj ...............................................      6,423            77,191
Nokia Oyj ...............................................    172,872         8,813,102
Nordic Baltic Holding AB GDR ............................     41,179           299,287
Outokumpu Oyj ...........................................      5,090            48,548
Raisio Group plc ........................................      6,660            13,149
Sampo Insurance Co., Ltd. 'A' ...........................      4,372           177,225
Sanitec Oyj .............................................        557             5,578
Sonera Group Oyj ........................................        330            15,030
Tieto Corp. .............................................      2,951            98,372
UPM-Kymmene Corp. .......................................     11,107           275,440
                                                                          ------------
                                                                             9,995,027
                                                                          ------------


                                       F-128   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
FRANCE  2.4%
Accor S.A. ..............................................      1,980     $      81,074
Alcatel .................................................     18,803         1,232,084
Alcatel ADR .............................................      3,159           210,073
Aventis S.A. ............................................     11,009           802,753
Axa .....................................................      3,452           543,264
BIC Corp. ...............................................        643            31,462
BNP Paribas .............................................      2,881           276,987
Bouygues S.A. ...........................................        292           194,956
Canal Plus ..............................................      1,288           216,215
Cap Gemini S.A. .........................................      1,817           319,748
Carrefour S.A. ..........................................      7,188           490,882
Casino Guichard Perrachon ...............................        800            74,015
Cie de Saint-Gobain (a) .................................      1,041           140,595
Dassault Systemes S.A. ..................................      3,172           295,586
Eridania Beghin-Say S.A. ................................        451            44,135
Essilor International ...................................        141            40,373
France Telecom S.A. .....................................        176            24,576
Gecina ..................................................      3,970           424,475
Groupe Danone (a) .......................................      6,932           919,030
Klepierre ...............................................      6,048           553,783
L'air Liquide ...........................................      1,054           137,324
L'Oreal .................................................        688           595,185
Lagardere S.C.A. ........................................      1,495           114,074
LVMH Moet Hennessy Louis Vuitton ........................        921           379,402
Lyonnaise des Eaux S.A. .................................      1,493           261,308
Michelin (C.G.D.E.) 'B' .................................      2,247            72,032
Pernod-Ricard ...........................................        742            40,340
Pinault-Printemps-Redoute ...............................      1,235           274,107
PSA Peugeot Citroen S.A. ................................        329            65,961
Sagem ...................................................         29            33,967
Sanofi-Synthelabo S.A. ..................................      7,696           366,287
Schneider S.A. ..........................................      1,810           126,025
Silic ...................................................      1,790           256,095
Simco S.A. (Registered) .................................      9,480           691,713
Societe Fonciere Lyonnaise ..............................      2,775           291,411
Societe Generale ........................................      2,408           144,695
Sodexho S.A. ............................................        650           117,794
STMicroelectronics N.V. (a) .............................      3,818           240,346
Thomson CSF S.A. ........................................      1,735            68,279
Total Fina Elf S.A. 'B' .................................     21,223         3,250,938
Unibail .................................................      6,370           880,976
Usinor Sacilor ..........................................      1,988            24,233
Valeo S.A. ..............................................        935            49,941


SEE NOTES TO FINANCIAL STATEMENTS      F-129

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
FRANCE (CONTINUED)
Vivendi .................................................      4,941  $        435,691
                                                                          ------------
                                                                            15,834,190
                                                                          ------------

GERMANY  5.3%
Adidas-Salomon AG .......................................      1,933           106,197
Allianz AG ..............................................     15,292         5,430,174
BASF AG .................................................     25,900         1,049,893
Bayer AG ................................................     31,150         1,191,403
Bayerishe Hypo-und Vereinsbank AG .......................     15,475         1,011,062
Beiersdorf AG ...........................................      9,800           813,208
Bilfinger & Berger Bau AG ...............................      2,550            33,807
Buderus AG ..............................................      1,800            28,671
Continental AG ..........................................      4,633            77,774
Daimler-Chrysler AG .....................................     70,379         3,732,281
Daimler-Chrysler AG ADR .................................          1                52
Deutsche Bank AG ........................................     21,750         1,816,234
Deutsche Telekom AG .....................................      1,476            85,032
Douglas Holding AG ......................................      3,600           105,070
Dresdner Bank AG ........................................     16,967           686,163
EM.TV & Merchandising AG ................................      3,000           177,406
E.On AG .................................................     60,161         2,897,763
FAG Kugelfischer Georg Schaefer AG ......................      5,850            43,075
Fresenius Medical Care AG ...............................      2,450           192,786
Heidelberger Zement AG ..................................      3,000           183,129
IVG Holding AG ..........................................     32,666           419,059
Karstadt AG .............................................      5,200           144,329
Linde AG ................................................      7,030           283,630
Lufthansa AG ............................................     10,500           244,864
MAN AG ..................................................      5,150           159,642
Merck KGaA ..............................................      5,700           173,973
Metro AG ................................................     16,407           555,538
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)    10,544         3,298,646
Preussag AG .............................................      9,400           302,144
RWE AG ..................................................     34,754         1,178,422
SAP AG ..................................................     11,031         1,666,581
Schering AG .............................................      6,450           350,971
Siemens AG ..............................................     35,933         5,373,979
Thyssen AG ..............................................     24,360           387,319
Volkswagen AG ...........................................     14,730           566,193
WCM Beteiligungs-und Grundbesitz AG .....................      4,600           106,616
                                                                          ------------
                                                                            34,873,086
                                                                          ------------


                                       F-130   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
HONG KONG  0.1%
Bank of East Asia .......................................     61,519     $     143,627
CLP Holdings Ltd. .......................................     24,000           111,757
Hong Kong & China Gas Co., Ltd. .........................     54,000            60,612
                                                                          ------------
                                                                               315,996
                                                                          ------------

INDIA  0.4%
Cipla Ltd. ..............................................      8,175           158,181
Container Corp. of India Ltd. ...........................     59,000           227,279
HDFC Bank Ltd. ..........................................     94,000           535,368
Hero Honda Motors Ltd. ..................................     14,000           309,631
Infosys Technologies Ltd. ...............................      3,400           633,462
Tata Engineering & Locomotive Co., Ltd. .................     51,750           142,907
Tata Tea Ltd. ...........................................     31,000           230,296
Titan Industries Ltd. ...................................     52,000            75,816
                                                                          ------------
                                                                             2,312,940
                                                                          ------------

ITALY  2.0%
Assicurazioni Generali S.p.A. ...........................     56,537         1,935,903
Autogrill S.p.A. ........................................      9,498           101,191
Banca di Roma ...........................................    117,350           143,940
Banco Ambrosiano Veneto .................................    133,149           595,617
Banco Popolare di Milano ................................      9,262            66,697
Benetton Group S.p.A. ...................................     75,710           158,144
Credito Italiano S.p.A. .................................    114,248           545,937
Enel S.p.A. .............................................    470,366         2,081,663
Ente Nazionale Idrocarburi S.p.A. .......................    464,933         2,682,886
Fiat S.p.A ..............................................      9,136           236,844
Impreglio S.p.A. ........................................     16,292             9,261
Italgas .................................................     28,337           125,139
La Rinascente S.p.A. (a) ................................      9,764            55,319
Mediaset S.p.A. .........................................     52,052           794,354
Mediobanca S.p.A. .......................................     14,818           152,640
Olivetti Group (a) ......................................      2,230             8,104
Parmalat Finanziaria S.p.A. .............................     77,198           108,827
Pirelli S.p.A. ..........................................     98,315           258,344
R.A.S. ..................................................     25,860           283,650
Reno de Medici S.p.A. ...................................      5,208            10,531
S.A.I. ..................................................      3,112            55,060
S.A.I. RNC ..............................................          1                 8
San Paolo-Imi S.p.A. ....................................     33,900           601,084
Sirti S.p.A. ............................................      7,963            13,253
Snia BPD S.p.A. .........................................     15,975            15,907
Telecom Italia Mobile S.p.A .............................    154,724         1,579,057
Telecom Italia Mobile S.p.A. RNC ........................     35,691           179,401


SEE NOTES TO FINANCIAL STATEMENTS      F-131

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
ITALY (CONTINUED)
Telecom Italia S.p.A. ...................................      4,111     $      56,463
Telecom Italia S.p.A. RNC ...............................        931             6,172
                                                                          ------------
                                                                            12,861,396
                                                                          ------------

JAPAN  10.4%
Acom Co., Ltd. ..........................................      4,600           386,566
Advantest Corp. .........................................      1,600           356,493
Ajinomoto Co., Inc. .....................................     42,800           548,382
Asahi Bank Ltd. .........................................     86,500           363,456
Asahi Breweries Ltd. ....................................     16,000           191,285
Asahi Chemical Industry Co., Ltd. .......................     40,400           285,459
Asahi Glass Co. .........................................     67,600           754,685
Bank of Fukuoka Ltd. ....................................     15,000           102,030
Bank of Tokyo-Mitsubishi Ltd. ...........................    145,600         1,757,159
Bank of Yokohama ........................................     58,000           259,551
Benesse Corp. ...........................................      5,700           394,696
Bridgestone Corp. .......................................     27,000           571,058
Canon, Inc. .............................................     12,800           636,714
Casio Computer Co., Ltd. ................................     30,000           336,332
Central Japan Railway Co. ...............................         84           474,822
Chugai Pharmaceutical Ltd. ..............................     16,800           317,339
Chuo Mitsui Trust & Banking Co., Ltd. (a) ...............     20,000            87,051
Credit Saison Co., Ltd. .................................      1,000            23,176
Dai Nippon Printing Co., Ltd. ...........................     32,800           577,542
Daiei, Inc. .............................................     36,800           137,985
Daiichi Pharmaceutical Co., Ltd. ........................      4,000           101,371
Daikin Industries Ltd. ..................................      1,800            41,801
Daiwa Bank Ltd. .........................................     98,000           253,898
Daiwa House Industry ....................................     31,800           231,883
Daiwa Securities Co., Ltd. ..............................     40,000           527,580
Denso Corp. .............................................     15,600           379,179
East Japan Railway Co. ..................................        202         1,172,283
Ebara Corp. .............................................     21,800           295,130
Eisai Co., Ltd. .........................................      7,000           224,222
Fanuc Co. ...............................................      8,200           833,558
Fuji Bank ...............................................    104,000           789,712
Fuji Photo Film Co. .....................................     22,000           899,524
Fuji Soft ABC, Inc. (First Section) .....................      1,200            71,110
Fujitsu Ltd. ............................................     27,600           954,279
Furukawa Electric Co., Ltd. .............................     26,800           559,254
Gunma Bank Ltd. .........................................      9,000            46,380
Hirose Electric Co., Ltd. ...............................      1,000           155,542
Hitachi Ltd. ............................................     49,000           706,298
Honda Motor Co. .........................................     17,000           578,171


                                       F-132   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
Hoya Corp. ..............................................      1,000     $      89,500
Industrial Bank of Japan Ltd. ...........................     92,000           696,858
Ito-Yokado Co., Ltd. ....................................     15,000           901,597
Itochu Corp. ............................................      3,000            15,121
Japan Airlines Co., Ltd. ................................     21,000            79,731
Japan Energy Corp. ......................................      5,000             5,370
Japan Tobacco, Inc. .....................................        158         1,385,821
Joyo Bank, Ltd. .........................................      6,000            23,063
Jusco Co. ...............................................     13,800           261,322
Kadokawa Shoten Publishing Co., Ltd. ....................        100            10,081
Kajima Corp. ............................................     61,600           196,154
Kaneka Corp. ............................................      3,000            33,040
Kansai Electric Power Co. ...............................     46,400           829,688
KAO Corp. ...............................................     28,800           879,099
Kawasaki Heavy Industries, Ltd. .........................      6,000             9,157
Kawasaki Steel Corp. ....................................     57,000            81,624
Kinden Corp. ............................................      1,000             6,274
Kinki Nippon Railway Co., Ltd. ..........................     54,600           221,188
Kirin Brewery Co., Ltd. .................................     65,600           818,880
Komatsu Ltd. ............................................     54,600           383,735
Konami Co., Ltd. ........................................        500            31,561
Kubota Corp. ............................................     82,400           298,874
Kuraray Co., Ltd. .......................................      2,000            22,912
Kyocera Corp. ...........................................      3,100           525,404
Kyowa Hakko Kogyo Co., Ltd. .............................      6,800            66,434
Marubeni Corp. ..........................................      4,200            14,442
Marui Co., Ltd. .........................................     10,000           191,248
Matsushita Electric Industrial Co., Ltd. ................     62,400         1,616,656
Minebea Co., Ltd. .......................................      2,000            25,060
Mitsubishi Chemical Corp. ...............................     58,000           237,694
Mitsubishi Corp. ........................................     10,000            90,348
Mitsubishi Electric Corp. ...............................     85,400           923,635
Mitsubishi Estate Co., Ltd. .............................     33,000           387,998
Mitsubishi Heavy Industries Ltd. ........................    162,000           717,321
Mitsubishi Materials Corp. ..............................     40,600           166,003
Mitsubishi Trust & Banking Corp. ........................     44,000           341,156
Mitsui & Co. ............................................     12,200            93,099
Mitsui Fire & Marine Insurance Co., Ltd. ................      3,000            14,414
Mitsui Fudosan Co., Ltd. ................................     22,000           238,353
Mitsukoshi Ltd. .........................................     25,800           114,240
Murata Manufacturing Co., Inc. ..........................      4,000           573,555
Mycal Corp. .............................................     10,800            36,934
NAMCO Ltd. ..............................................        500            17,994
NEC Corp. ...............................................     21,600           677,639


SEE NOTES TO FINANCIAL STATEMENTS      F-133

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
New OJI Paper Co., Ltd. .................................     67,600     $     464,911
NGK Insulators Ltd. .....................................     21,800           269,869
NGK Spark Plug Co., Ltd. ................................     21,000           324,660
Nichiei Co., Ltd. (Kyoto) ...............................      2,700            44,260
Nidec Corp. .............................................      1,500           130,011
Nikon Corp. .............................................      1,000            37,025
Nintendo Co., Ltd. ......................................      4,600           802,600
Nippon Express Co., Ltd. ................................     33,000           202,393
Nippon Meat Packers, Inc. ...............................     13,800           201,517
Nippon Oil Co. ..........................................     90,600           414,825
Nippon Paper Industries Co., Ltd. .......................      5,000            34,104
Nippon Sheet Glass Co., Ltd. ............................      2,000            27,773
Nippon Steel Corp. ......................................    269,000           565,142
Nippon Telegraph & Telephone Corp. ADR ..................        271         3,599,887
Nippon Yusen Kabushiki Kaisha ...........................     56,400           270,988
Nissan Motor Co., Ltd. ..................................     63,400           373,310
Nissin Food Products Co., Ltd. ..........................        400            10,175
Nitto Denko Corp. .......................................      1,000            38,532
Nomura Securities Co., Ltd. .............................     64,000         1,564,652
NSK Ltd. ................................................      4,000            35,046
Obayashi Corp. ..........................................      7,000            30,929
Olympus Optical Co., Ltd. ...............................      2,000            35,819
Onward Kashiyama Co., Ltd. ..............................     11,000           149,230
Oriental Land Co., Ltd. .................................      3,100           316,294
Orix Corp. ..............................................      2,200           324,368
Osaka Gas Co. ...........................................     99,200           285,044
Pioneer Electronic Corp. ................................      7,000           272,363
Promise Co., Ltd ........................................      3,700           292,110
Rohm Co. ................................................      1,300           379,669
Sakura Bank Ltd. ........................................    103,200           712,663
Sankyo Co., Ltd. ........................................     25,800           582,138
Sanyo Electric Co., Ltd. ................................     78,400           704,636
Secom Co. ...............................................      9,800           715,531
Sega Enterprises Ltd. (a) ...............................      6,100            93,674
Sekisui Chemical Co., Ltd. ..............................      2,000             7,688
Sekisui House Ltd. ......................................     31,800           293,898
Sharp Corp. .............................................     23,600           416,883
Shimamura Co., Ltd. .....................................        100            11,673
Shimano, Inc. ...........................................      4,700           112,912
Shimizu Corp. ...........................................     45,800           130,740
Shin-Etsu Chemical Co. ..................................      6,000           304,112
Shionogi & Co., Ltd. ....................................      7,000           132,884
Shiseido Co., Ltd. ......................................     14,000           216,308
Shizuoka Bank ...........................................     26,800           227,236


                                       F-134   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
Showa Shell Sekiyu K.K. .................................      2,000     $       9,873
Skylark Co., Ltd. .......................................      9,000           355,269
SMC Corp. ...............................................      2,700           507,466
Softbank Corp. ..........................................      4,000           542,654
Sony Corp. ..............................................     12,800         1,193,839
Sumitomo Bank Ltd. ......................................    102,000         1,249,234
Sumitomo Chemical Co. ...................................     60,200           361,841
Sumitomo Corp. ..........................................      6,400            71,932
Sumitomo Electric Industries Ltd. .......................     48,800           835,823
Sumitomo Marine & Fire Insurance Co., Ltd. ..............      2,000            11,626
Sumitomo Metal Industries Ltd. (a) ......................     20,400            14,030
Sumitomo Metal Mining Co. ...............................     19,000            89,500
Taisei Corp., Ltd. ......................................     63,600           101,861
Taisho Pharmaceutical Co. ...............................     21,000           751,802
Taiyo Yuden Co., Ltd. ...................................      3,000           187,668
Takara Shuzo Co., Ltd. ..................................      1,000            24,919
Takeda Chemical Industries Ltd. .........................     53,800         3,527,703
Takefuji Corp. ..........................................      4,700           567,215
Teijin Ltd. .............................................     35,600           173,397
Terumo Corp. ............................................     10,000           338,217
The 77 Bank Ltd. ........................................      1,000             7,989
Tobu Railway Co. ........................................     33,800            96,485
Tohoku Electric Power Co., Ltd. .........................     16,400           220,943
Tokai Bank Ltd. .........................................     74,600           367,571
Tokio Marine & Fire Insurance Co. .......................     52,400           604,245
Tokyo Broadcasting System, Inc. .........................      9,000           388,337
Tokyo Electric Power Co. ................................     59,000         1,436,855
Tokyo Electron Ltd. .....................................      2,000           273,588
Tokyo Gas Co. ...........................................    100,200           281,309
Tokyu Corp. .............................................     38,800           191,542
Toppan Printing Co., Ltd. ...............................     26,800           283,288
Toray Industries, Inc. ..................................     40,500           164,068
Toshiba Corp. ...........................................     43,000           484,912
Tostem Corp. ............................................      1,000            16,298
Toto Ltd. ...............................................     32,800           251,535
Toyo Seikan Kaisha, Ltd. ................................      2,000            37,307
Toyota Motor Corp. ......................................     75,000         3,412,784
Trans Cosmos, Inc. ......................................        100            14,998
Ube Industries Ltd. .....................................     61,600           192,672
Uni-Charm Corp.First Section ............................        400            24,193
World Co., Ltd. .........................................        400            17,335
Yamanouchi Pharmaceutical Co., Ltd. .....................     20,000         1,090,960
Yamato Transport Co., Ltd. ..............................      2,000            49,649


SEE NOTES TO FINANCIAL STATEMENTS      F-135

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
Yokogawa Electric Corp. .................................      9,000     $      89,877
                                                                          ------------
                                                                            68,808,324
                                                                          ------------

KOREA  0.8%
Hyundai Motor Co., Ltd. .................................     16,960           217,509
Kookmin Bank ............................................     17,860           227,450
Korea Electric Power Corp. ..............................     27,710           859,861
LG Chemical Ltd. ........................................     15,070           301,393
LG Electronics, Inc. ....................................      6,890           192,792
Pohang Iron & Steel Co., Ltd. ...........................      2,360           206,232
Samsung Electro-Mechanics Co. ...........................      8,690           544,769
Samsung Electronics Co. .................................      6,410         2,121,289
Samsung Securities Co., Ltd. ............................     11,422           250,971
Shinhan Bank ............................................     39,720           374,036
SK Telecom Co., Ltd. ....................................        600           196,408
                                                                          ------------
                                                                             5,492,710
                                                                          ------------

NETHERLANDS  4.4%
ABN Amro Holdings N.V. ..................................     35,875           878,021
Aegon N.V. (a) ..........................................         14               499
Aegon N.V. ..............................................     45,068         1,602,080
Akzo Nobel N.V. .........................................      5,223           221,685
Buhrmann N.V. ...........................................        124             3,542
Elsevier N.V. ...........................................     24,030           290,852
Getronics N.V. ..........................................      8,613           132,673
Hagemeyer N.V. ..........................................      4,483           123,487
Heineken N.V. ...........................................     24,024         1,460,770
ING Groep N.V. ..........................................     38,254         2,583,251
Koninklijke Ahold N.V. ..................................     24,527           721,231
KPN N.V. ................................................        674            30,118
Oce N.V. ................................................      1,454            23,784
Philips Electronics N.V. ................................     52,888         2,491,957
Rodamco Continental Europe N.V. .........................     17,180           703,789
Royal Dutch Petroleum ...................................    231,391        14,367,588
Stork N.V. ..............................................        126             1,707
TNT Post Group N.V. .....................................     19,836           534,477
Uni-Invest N.V. .........................................     26,763           336,950
Unilever N.V. ...........................................          1                43
Unilever N.V. CVA .......................................     44,465         2,037,831
Vedior N.V. .............................................      2,980            36,808
Wolters Kluwer N.V. .....................................     11,882           316,191
                                                                          ------------
                                                                            28,899,334
                                                                          ------------

PORTUGAL  0.0%
Electricidade de Portugal S.A. ..........................      6,933           125,773
                                                                          ------------


                                       F-136   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
SINGAPORE  1.2%
Chartered Semiconductor Manufacturing Ltd. (a) ..........     65,000     $     568,162
City Developments Ltd. ..................................     77,000           298,640
Creative Technology Ltd. ................................      7,000           168,973
Cycle & Carriage Ltd. ...................................     26,000            61,106
DBS Group Holdings Ltd. .................................    124,639         1,601,728
DBS Land Ltd. ...........................................    162,750           211,033
First Capital Corp. .....................................     10,000             9,551
Fraser & Neave Ltd. .....................................     36,000           128,162
Hotel Properties Ltd. ...................................     29,000            25,852
Keppel Corp. ............................................     69,000           149,384
NatSteel Ltd. ...........................................     25,000            76,700
Neptune Orient Lines Ltd. (a) ...........................    105,000            97,250
OMNI Industries Ltd. ....................................     47,000            77,540
Oversea-Chinese Banking Corp., Ltd. .....................    117,050           806,307
Parkway Holdings Ltd. ...................................     45,000           115,138
Sembcorp Industries Ltd. ................................    162,235           176,557
Singapore Airlines Ltd. .................................    121,000         1,197,742
Singapore Press Holdings Ltd. ...........................     36,000           562,663
Singapore Technology Engineering Ltd. ...................    289,000           424,926
Singapore Telecommunications Ltd. .......................    387,490           567,496
United Industrial Corp., Ltd. ...........................    136,000            64,162
United Overseas Bank Ltd. ...............................     95,080           621,942
United Overseas Land Ltd. ...............................     21,000            18,721
Venture Manufacturing Ltd. ..............................     17,000           173,198
                                                                          ------------
                                                                             8,202,933
                                                                          ------------

SPAIN  1.6%
Acerinox S.A. ...........................................      2,484            71,788
ACS S.A. ................................................      2,802            78,840
Altadis S.A. ............................................      8,964           137,567
Autopistas Concesionaria Espanola S.A. ..................     13,279           115,382
Azucarere Ebro Agricolas S.A. ...........................      3,766            44,900
Banco Bilbao Vizcaya S.A. (Registered) ..................    148,632         2,218,621
Banco Santander Central Hispano S.A. ....................    107,359         1,131,507
Corporacion Financiera Alba S.A. ........................      4,518           118,936
Corporacion Mapfre S.A. .................................      3,696            46,780
Empresa Nacional de Cellulosas S.A. .....................         34               554
Endesa S.A. .............................................     61,719         1,194,421
Fomento de Construcciones y Contratas S.A. ..............      7,528           142,168
Gas Natural SDG S.A. ....................................     27,755           497,686
Grupo Dragados S.A. .....................................      8,955            64,145
Iberdrola S.A. ..........................................     55,625           716,243
Immobiliaria Metropolitana Vasco Central S.A. ...........     29,825           500,668
Inmobiliaria Colonial S.A. ..............................     12,700           169,585


SEE NOTES TO FINANCIAL STATEMENTS      F-137

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
SPAIN (CONTINUED)
Prima Inmobiliaria S.A. (a) .............................     29,360     $     299,637
Repsol S.A. .............................................     71,697         1,425,816
Sociedad General de Aguas de Barcelona S.A. .............      8,737           116,667
Sol Melia S.A. (a) ......................................      4,941            55,139
Telefonica S.A. (a) .....................................      2,507            53,801
TelePizza S.A. (a) ......................................     10,943            61,581
Union Electrica Fenosa S.A. .............................     18,507           334,504
Vallehermoso S.A. .......................................    115,795           690,281
Viscofan Industria Navarra de Envolturas Calulosicas S.A.         68               445
Zardoya-Otis S.A. .......................................      2,528            22,376
                                                                          ------------
                                                                            10,310,038
                                                                          ------------

SWEDEN  2.2%
Atlas Copco AB 'A' .......................................     6,650           128,059
Atlas Copco AB 'B' ......................................      3,600            67,286
Castellum AB ............................................     38,110           410,110
Diligentia AB ...........................................      2,376            24,223
Drott AB 'B' ............................................     32,820           353,183
Electrolux AB 'B' .......................................     15,900           245,848
Fastighets AB Tornet ....................................     20,570           269,125
ForeningsSparbanken AB 'A' ...............................    16,350           238,916
Hennes & Mauritz AB 'B' .................................     42,400           883,734
JM AB 'B' ...............................................     17,100           290,553
NetCom Systems AB 'B' (a) ...............................         10               737
OM Gruppen AB ...........................................      3,800           169,597
Sandvik AB ..............................................     14,400           301,767
SCA AB 'B' ..............................................     11,500           218,198
Securitas AB 'B' ........................................     20,200           427,889
Skandia Forsakrings AB ..................................     53,400         1,409,402
Skandinaviska Enskilda Banken AB 'A' .....................    18,600           220,174
Skanska AB 'B' ..........................................      6,500           230,092
SKF AB 'B' ..............................................      4,500            75,187
Svenska Handelsbanken 'A' ................................    20,100           291,436
Svenskt Stal AB 'A' ......................................     4,200            41,629
Telefonaktiebolaget LM Ericsson AB 'B' ..................    393,500         7,778,177
Trelleborg AB 'B' .......................................      7,600            52,945
Volvo AB 'A' .............................................     4,600            96,398
Volvo AB 'B' ............................................      9,500           206,077
Wm-Data AB 'B' ..........................................     13,500            74,167
                                                                          ------------
                                                                            14,504,909
                                                                          ------------

SWITZERLAND  3.1%
ABB Ltd. (New) ..........................................     10,571         1,263,846
Adecco S.A. (Registered) ................................        670           568,624


                                       F-138   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
SWITZERLAND (CONTINUED)
Alusuisse-Lonza Holding AG (Registered) (a) .............        145     $      94,382
CS Holding AG (Registered) ..............................      5,850         1,162,406
Georg Fischer AG (Registered) ...........................        115            35,702
Givaudan (Registered) (a) ...............................        358           108,840
Nestle S.A. (Registered) ................................      2,810         5,617,935
Novartis AG (Registered) ................................      2,651         4,194,589
Roche Holding AG (Bearer) ...............................         58           612,816
Roche Holding AG-Genusshein .............................        293         2,849,085
Schweizerische Rueckver (Registered) ....................        535         1,089,263
SMH AG (Bearer) .........................................        185           234,946
Sulzer AG (Registered) (a) ..............................        150            99,657
Swisscom AG (Registered) ................................         40            13,839
UBS AG ..................................................      8,862         1,296,931
Valora Holding AG .......................................        235            65,186
Zurich Allied AG ........................................      1,725           851,356
                                                                          ------------
                                                                            20,159,403
                                                                          ------------

UNITED KINGDOM  6.9%
Abbey National plc ......................................      8,441           100,873
Allied Zurich plc .......................................     14,047           166,060
Amvescap plc ............................................      6,073            97,378
Anglian Water plc (a) ...................................      3,144            29,011
Arjo Wiggins Appleton plc ...............................     10,942            42,540
ARM Holdings plc (a) ....................................      8,540            91,463
AstraZeneca Group plc ...................................     46,252         2,158,431
BAA plc .................................................     12,317            98,749
Barclays plc ............................................      9,430           234,370
Bass plc ................................................      8,507            95,613
BG Group plc ............................................     76,693           495,377
BICC plc ................................................      8,434             9,760
BOC Group plc ...........................................     16,708           240,105
Boots Co. plc ...........................................     10,715            81,529
BP Amoco plc ............................................  1,304,732        12,513,048
British Aerospace plc ...................................     33,276           207,387
British American Tobacco plc ............................     80,563           537,436
British Land Co. plc ....................................    222,583         1,363,640
British Sky Broadcasting Group plc ......................     16,353           319,604
British Telecommunications plc ..........................        810            10,464
Burford Holdings plc ....................................    135,210           198,907
Burmah Castrol plc ......................................      5,702           143,699
Cadbury Schweppes plc ...................................     95,408           626,364
Canary Wharf Finance plc (a) ............................     95,163           533,346
Capita Group plc ........................................      1,858            45,447
Caradon plc .............................................      7,551            17,248


SEE NOTES TO FINANCIAL STATEMENTS      F-139

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED KINGDOM (CONTINUED)
Centrica plc ............................................     93,324     $     311,282
Commercial Union plc ....................................     11,049           183,852
Compass Group plc .......................................      5,715            75,255
Corus Group plc (a) .....................................     14,250            20,802
Diageo plc ..............................................    160,594         1,440,577
EMI Group plc ...........................................      8,651            78,518
GKN plc .................................................     13,825           176,297
Glaxo Wellcome plc ......................................     94,121         2,743,600
Granada Group plc .......................................     15,448           154,230
Grantchester Holdings plc ..............................     308,370           793,001
Great Portland Estates plc ..............................    141,350           498,759
Great Universal Stores plc ..............................      9,352            60,124
Halifax plc .............................................     13,399           128,503
Hammerson plc ...........................................     52,010           347,746
Hays plc ................................................     16,030            89,356
Hilton Group plc ........................................     16,186            56,804
HSBC Holdings plc .......................................     46,011           525,834
Imperial Chemical Industries plc ........................      3,023            23,985
Invensys plc ............................................     38,979           146,230
Kingfisher plc ..........................................     15,045           136,893
Land Securities plc .....................................     71,615           855,822
Lasmo plc ...............................................     21,525            45,748
Legal & General Group plc ..............................     103,897           242,820
Lloyds TSB Group plc ....................................     33,981           320,755
Logica plc ..............................................      3,584            84,793
Marconi plc .............................................     32,888           427,847
Marks & Spencer plc .....................................     30,267           106,335
MEPC plc ................................................      4,116            33,871
Misys plc ...............................................      4,088            34,506
National Grid Group plc .................................     27,376           215,755
National Power plc ......................................     27,982           178,202
New Dixons Group plc (a) ................................     15,349            62,458
Nycomed Amersham plc ....................................      5,746            57,019
Pearson plc .............................................      6,042           191,934
Peninsular & Oriental Steam Navigation Co. ..............      6,878            58,889
Pilkington plc ..........................................     19,634            27,918
Prudential Corp. plc ....................................     19,979           292,551
Psion plc ...............................................      2,590            25,035
Railtrack Group plc .....................................      5,250            81,521
Rank Group plc ..........................................      9,767            22,605
Reed International plc ..................................     12,578           109,404
Rentokil Initial plc ....................................     28,483            64,629
Reuters Holdings plc ....................................     12,729           217,006
Rexam plc ...............................................      5,206            20,239


                                       F-140   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED KINGDOM (CONTINUED)
Royal Bank of Scotland Group plc ........................     19,774     $     330,828
Rtz Corp. plc (Registered) ..............................      6,916           112,988
Sainsbury (J) plc .......................................     18,316            83,120
Schroders Property Fund .................................      1,775            31,898
Scottish Power plc ......................................     35,174           297,963
SEMA Group plc ..........................................      4,172            59,323
Slough Estates plc ......................................    109,654           607,097
Smith & Nephew plc ......................................     10,109            37,312
SmithKline Beecham plc ..................................    144,385         1,889,256
Taylor Woodrow plc ......................................      7,878            18,233
Tesco plc ...............................................     35,663           110,862
Thames Water plc ........................................      8,573           110,880
The Sage Group plc ......................................     10,990            88,941
3I Group plc ............................................      5,379           110,579
TI Group plc ............................................      5,966            32,489
Unilever plc ............................................    136,609           826,593
United Utilities plc ....................................      6,715            66,432
Vodafone AirTouch plc ...................................  2,048,463         8,273,551
WPP Group plc ...........................................      6,935           101,234
                                                                          ------------
                                                                            45,416,738
                                                                          ------------

UNITED STATES  38.2%
A.G. Edwards, Inc. ......................................      2,500            97,500
A.H. Belo Corp. 'A' ......................................     4,200            72,713
Abbott Laboratories .....................................     67,400         3,003,512
Abercrombie & Fitch Co. 'A' (a) ..........................     3,000            36,563
ACNielsen Corp. (a) .....................................      2,100            46,200
ADC Telecom, Inc. (a) ...................................      7,800           654,225
Adobe Systems, Inc. .....................................     14,100         1,833,000
AES Corp. (a) ...........................................      8,800           401,500
AFLAC, Inc. .............................................      7,400           339,937
Agilent Technologies, Inc. (a) ..........................      4,004           295,295
AGL Resources, Inc. .....................................      2,100            33,469
Airborne Freight Corp. ..................................      2,000            37,875
AK Steel Holding Corp. ..................................      2,900            23,200
Alaska Air Group, Inc. (a) ..............................      1,100            29,838
Albertson's, Inc. .......................................     15,000           498,750
Alcoa, Inc. .............................................     38,800         1,125,200
Allegheny Energy, Inc. ..................................      3,100            84,863
Allegheny Technologies, Inc. ............................     15,750           283,500
Alliant Energy Corp. ....................................      3,800            98,800
Allied Waste Industries, Inc. (a) .......................      5,400            54,000
Allstate Corp. ..........................................     24,300           540,675
Alltel Corp. ............................................      1,005            62,247


SEE NOTES TO FINANCIAL STATEMENTS      F-141

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Altera Corp. (a) ........................................      4,800     $     489,300
Amazon.com, Inc. (a) ....................................      4,900           177,931
AMBAC Finacial Group, Inc. ..............................      2,000           109,625
Amercian Electric Power Co., Inc. .......................      6,040           178,935
America Online, Inc. (a) ................................     27,700         1,461,175
American Express Co. ....................................     22,600         1,178,025
American Financial Group, Inc. ..........................      2,200            54,588
American Home Products Corp. ............................     53,700         3,154,875
American International Group, Inc. ......................     40,537         4,763,097
American Power Conversion Corp. (a) .....................     13,800           563,212
American Standard Cos, Inc. (a) .........................      2,400            98,400
American Telephone & Telegraph Co. ......................     55,545         1,756,611
American Water Works, Inc. ..............................      2,400            60,000
Amgen, Inc. (a) .........................................     13,100           920,275
AMR Corp. (a) ...........................................     11,600           306,675
Anadarko Petroleum Corp. ................................     45,000         2,219,062
Analog Devices (a) ......................................      8,600           653,600
Anheuser-Busch Cos., Inc. 'A' ............................    18,900         1,411,594
Apache Corp. ............................................     42,200         2,481,887
Apollo Group, Inc. 'A' (a) ...............................     2,600            72,800
Apple Computer, Inc. (a) ................................        600            31,425
Applied Materials, Inc. (a) .............................      9,300           842,812
Arch Chemicals, Inc. ....................................      1,200            26,250
Arrow Electronics, Inc. (a) .............................      3,100            96,100
Arvin Industries, Inc. ..................................      1,500            26,063
Associated Banc-Corp. ...................................      2,640            57,585
Associates First Capital Corp. 'A' .......................         1                22
AT&T Corp. Liberty Media Group 'A' (a) ...................    44,598         1,081,501
Atmel Corp. (a) .........................................      7,100           261,812
Automatic Data Processing, Inc. .........................     20,400         1,092,675
Avnet, Inc. .............................................      1,200            71,100
Avon Products, Inc. .....................................     10,700           476,150
Baker Hughes, Inc. ......................................     21,000           672,000
Bank of America Corp. ...................................     37,400         1,608,200
Bank of New York Co., Inc. ..............................     14,100           655,650
Bank One Corp. ..........................................     24,700           656,094
Barnes & Noble, Inc. (a) ................................      2,100            46,725
Barrett Resources Corp. (a) .............................     11,900           362,206
Baxter International, Inc. ..............................      7,800           548,437
Beckman Coulter, Inc. ...................................      1,200            70,050
Bed Bath & Beyond, Inc. (a) .............................      4,000           145,000
Bell Atlantic Corp. .....................................     34,000         1,727,625
BellSouth Corp. .........................................     27,700         1,180,712
Bergen Brunswig Corp. 'A' ................................     3,000            16,500


                                       F-142   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Best Buy Co., Inc. (a) ..................................      6,000     $     379,500
Biogen, Inc. (a) ........................................      4,200           270,900
BJ Services Co. (a) .....................................      2,700           168,750
BJ's Wholesale Club, Inc. (a) ...........................      2,800            92,400
Boeing Co. ..............................................     26,700         1,116,394
Borg-Warner Automotive, Inc. ............................      1,100            38,638
Bowater, Inc. ...........................................      2,000            88,250
Brinker International, Inc (a) ..........................      2,500            73,125
Bristol-Myers Squibb Co. ................................     77,700         4,526,025
Broadwing, Inc. .........................................      4,500           116,719
Burlington Northern Railroad Co. ........................     23,300           534,444
Burlington Resources, Inc. ..............................     86,400         3,304,800
Cabot Corp. .............................................      2,600            70,850
Cadence Design Systems, Inc. (a) ........................      6,500           132,438
Cambridge Tech Partner, Inc. (a) ........................      1,900            16,566
Campbell Soup Co. .......................................     17,500           509,687
Cardinal Health, Inc. ...................................      1,058            78,292
Carlisle Cos., Inc. .....................................      1,100            49,500
Carpenter Technology Corp. ..............................      1,200            25,350
Caterpillar, Inc. .......................................      8,200           277,775
CBRL Group, Inc. ........................................      2,500            36,719
Cendant Corp. (a) .......................................     31,100           435,400
Century Telephone Enterprises, Inc. .....................      3,900           112,125
Chase Manhattan Corp. ...................................     14,550           670,209
Chevron Corp. ...........................................     29,300         2,485,006
Chiron Corp. (a) ........................................      5,500           261,250
Chris-Craft Industries, Inc. (a) ........................      1,591           105,105
Cigna Corp. .............................................     20,400         1,907,400
Cintas Corp. ............................................      4,650           170,597
Circle.com (a) ..........................................        525             1,936
Cisco Systems, Inc. (a) .................................     66,000         4,195,125
Citigroup, Inc. .........................................     77,600         4,675,400
Citrix Systems, Inc. (a) ................................      5,200            98,475
Clayton Homes, Inc. .....................................     74,700           597,600
Clorox Co. ..............................................      8,276           370,868
CMS Energy Corp. ........................................      2,800            61,950
CNF Transportation, Inc. ................................      1,800            40,950
Coastal Corp. ...........................................      4,500           273,937
Coca-Cola Co. ...........................................     73,800         4,238,887
Columbia Energy Group ...................................      1,900           124,688
Comdisco, Inc. ..........................................      4,800           107,100
Computer Associates International, Inc. .................     12,608           645,372
Comsat Corp. ............................................        407             9,565
Comverse Technology, Inc. (a) ...........................      3,900           362,700


SEE NOTES TO FINANCIAL STATEMENTS      F-143

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Concord EFS, Inc. (a) ...................................      4,350     $     113,100
Conectiv, Inc. ..........................................      4,100            63,806
Consolidated Edison, Inc. ...............................      4,400           130,350
Consolidated Papers, Inc. ...............................      3,900           142,594
Constellation Energy Group ..............................     39,800         1,295,987
Convergys Corp. (a) .....................................      4,400           228,250
Corning, Inc. ...........................................      7,300         1,970,087
Covance, Inc. (a) .......................................      1,800            15,863
COX Communications, Inc. 'A' (a) ........................        831            37,862
CP&L, Inc. (a) ..........................................      2,900            92,619
Crompton Corp. ..........................................      2,800            34,300
Crown Cork & Seal Co., Inc. .............................     15,500           232,500
CVS Corp. ...............................................     11,200           448,000
Dean Foods Co. ..........................................      1,200            38,025
Deere & Co. .............................................     12,600           466,200
Dell Computer Corp. (a) .................................     23,700         1,168,706
Delphi Automotive Systems Corp. .........................     24,809           361,281
DENTSPLY International, Inc. ............................      2,300            70,869
Devon Energy Corp. ......................................     21,800         1,224,887
Dial Corp. ..............................................      3,200            33,200
Diebold, Inc. ...........................................      1,900            52,963
Dole Food Co., Inc. .....................................      2,000            28,000
Dollar Tree Stores, Inc. (a) ............................      2,850           112,753
Dominion Resources, Inc. ................................      4,900           210,087
Donaldson Co., Inc. .....................................      3,400            67,150
Dow Chemical Co. ........................................     27,600           833,175
DPL, Inc. ...............................................        322             7,064
DTE Energy Co. ..........................................      2,900            88,631
Du Pont (EI) de Nemours Co. .............................     19,400           848,750
Duke Power Co. ..........................................     42,700         2,407,212
Dynergy, Inc. 'A' ........................................     2,900           198,106
Eastman Kodak Co. .......................................      6,300           374,850
eBay, Inc. (a) ..........................................      6,800           369,325
Edison International ....................................      6,300           129,150
Edwards Lifesciences Corp. (a) ..........................      1,280            23,680
El Paso Energy Corp. ....................................      7,500           382,031
Electronic Data Systems Corp. ...........................     17,500           721,875
Electronic Arts, Inc. ...................................      2,000           145,875
Eli Lilly & Co. .........................................     44,700         4,464,412
EMC Corp. (a) ...........................................     19,800         1,523,362
Energy East Corp. .......................................      3,600            68,625
Enron Corp. .............................................     31,100         2,005,950
Ensco International, Inc. ...............................      4,200           150,412
Entergy Corp. ...........................................      4,900           133,219


                                       F-144   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
EOG Resources, Inc. .....................................     22,400     $    750,400
Equity Office Properties Trust ..........................     17,000          468,562
Exxon Mobil Corp. .......................................    140,309       11,014,256
Family Dollar Stores, Inc. ..............................      5,400          105,638
Fannie Mae Corp. ........................................     19,900        1,038,531
Fastenal Co. ............................................      1,400           70,875
Federal Signal Corp. ....................................      2,400           39,600
Federal-Mogul Corp. .....................................      2,000           19,125
FedEx Corp (a). .........................................     12,100          459,800
Finova Group, Inc. ......................................      1,700           22,100
First Data Corp. ........................................     18,900          937,912
First Union Corp. (N.C.) ................................     19,400          481,362
First Virginia Banks, Inc. ..............................      1,500           52,219
FirstEnergy Corp. .......................................      4,900          114,538
Fiserv, Inc. (a) ........................................      3,300          142,725
FleetBoston Financial Corp. .............................      1,500           51,000
Florida Progress Corp. ..................................      1,900           89,063
Flowers Industries, Inc. ................................      3,700           73,769
Ford Motor Co. ..........................................     30,600        1,315,800
Forest Laboratories, Inc. 'A' (a) ........................     2,500          252,500
Foundation Health Systems 'A' (a) ........................     6,600           85,800
FPL Group, Inc. .........................................      3,400          168,300
Furniture Brands International, Inc. (a) ................      1,800           27,225
Gannett Co., Inc. .......................................      9,200          550,275
Gap, Inc. ...............................................     23,325          728,906
Gatx Corp. ..............................................      2,600           88,400
General Dynamics Corp. ..................................      2,400          125,400
General Electric Co. ....................................    223,699       11,856,047
General Motors Corp. ....................................     17,000          987,062
Genuine Parts Co. .......................................     22,800          456,000
Genzyme Corp. (a) .......................................      2,400          142,650
Genzyme Surgical Products (a) ...........................        429            4,263
Georgia-Pacific Corp. (Timber Group) ....................      3,100           67,038
Gillette Co. ............................................     35,400        1,236,787
Global Marine, Inc. (a) .................................      7,900          222,681
Grant Prideco, Inc. (a) .................................      3,500           87,500
H.J. Heinz Co. ..........................................     21,800          953,750
Halliburton Co. .........................................     61,100        2,883,156
Hannaford Brothers Co. ..................................      1,900          136,563
Harley-Davidson, Inc. ...................................      9,400          361,900
Harsco Corp. ............................................      1,500           38,250
Health Management Associates, Inc. 'A' (a) ...............     7,400           96,663
HEALTHSOUTH Corp. (a) ...................................     20,400          146,625
Herman Miller, Inc. .....................................      2,500           64,688


SEE NOTES TO FINANCIAL STATEMENTS      F-145

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Hewlett-Packard Co. .....................................     10,500     $   1,311,187
Hibernia Corp. 'A' .......................................     5,100            55,463
Hillenbrand Industries, Inc. ............................      2,200            68,888
Hilton Hotels Corp. .....................................     24,070           225,656
Home Depot, Inc. ........................................     35,400         1,767,787
HON INDUSTRIES, Inc. ....................................      2,100            49,350
Hormel Foods Corp. ......................................      4,800            80,700
Household Internaional, Inc. ............................     11,600           482,125
Hubbell, Inc. 'B' .......................................      2,900            73,950
IBP, Inc. ...............................................      3,200            49,400
ICN Pharmaceuticals, Inc. ...............................      2,800            77,875
Illinois Tool Works, Inc. ...............................     11,720           668,040
IMC Global, Inc. ........................................      4,000            52,000
Informix Corp. (a) ......................................      5,600            41,650
Intel Corp. .............................................     33,300         4,451,794
International Business Machines Corp. ...................     17,700         1,939,256
International Game Technology (a) .......................      4,000           106,000
International Paper Co. .................................     12,665           377,575
Interstate Bakeries Corp. ...............................      2,300            32,200
Intuit, Inc. (a) ........................................      5,100           211,012
IPALCO Enterprises, Inc. ................................      3,400            68,425
Johnson & Johnson .......................................     54,105         5,511,947
Jones Apparel Group, Inc. (a) ...........................      3,300            77,550
Kansas City Southern Industries, Inc. ...................      3,300           292,669
Kaydon Corp. ............................................      1,300            27,300
Keane, Inc. (a) .........................................      2,000            43,250
Kelly Services Inc. 'A' ..................................     1,600            37,000
Kerr-McGee Corp. ........................................     39,000         2,298,562
Keyspan Energy Corp. ....................................      4,100           126,075
Keystone Financial, Inc. ................................      1,800            38,250
Kimberly-Clark Corp. ....................................     18,000         1,032,750
Kinder Morgan, Inc. .....................................      2,200            76,038
Kroger Co. (a) ..........................................     21,800           480,962
Lancaster Colony Corp. ..................................      1,900            36,456
Lear Corp. (a) ..........................................      2,100            42,000
Lee Enterprises .........................................      2,700            62,944
Legato Systems, Inc. (a) ................................      2,200            33,275
Leggett & Platt, Inc. ...................................      5,800            95,700
Lexmark International Group, Inc. (a) ...................      3,300           221,925
LG&E Energy Corp. .......................................      2,900            69,238
Lincare Holdings, Inc. (a) ..............................      2,100            51,713
Linear Technology Corp. .................................      7,600           485,925
Litton Industries, Inc. (a) .............................      1,500            63,000
Lubrizol Corp. ..........................................      3,100            65,100


                                       F-146   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Lucent Technologies, Inc. ...............................     29,645     $  1,756,466
Lyondell Petrochemical Co. ..............................      2,900           48,575
Magna Entertainment Corp. 'A' (a) ........................       560            3,691
Mandalay Resort Group (a) ...............................      3,700           74,000
Manpower, Inc. ..........................................      2,700           86,400
Marsh & McLennan Cos., Inc. .............................     12,100        1,263,694
Marshall & Ilsley Corp. .................................      2,900          120,350
Martin Marietta Corp. ...................................      1,700           68,744
Masco Corp. .............................................     18,000          325,125
Maxim Integrated Products, Inc. (a) .....................      6,600          448,387
MBNA Corp. ..............................................     27,200          737,800
McCormick & Co., Inc. ...................................      2,900           94,250
McDonald's Corp. ........................................     42,200        1,389,962
Mckesson Corp. ..........................................      5,183          108,519
MCN Corp. ...............................................      2,400           51,300
Media General, Inc. 'A' ..................................     1,400           67,988
Medtronic, Inc. .........................................     21,800        1,085,912
Mercantile Bankshares Corp. .............................      2,600           77,513
Merck & Co., Inc. .......................................     86,500        6,628,062
Merrill Lynch & Co., Inc. ...............................     16,000        1,840,000
Microchip Technology, Inc. (a) ..........................      2,400          139,838
Micron Technology, Inc. (a) .............................      6,900          607,631
Microsoft Corp. (a) .....................................     98,500        7,880,000
Midas, Inc. .............................................          1               20
Minnesota Mining & Manufacturing Co. ....................     12,600        1,039,500
Minnesota Power & Light Co. .............................      3,000           51,938
Modis Professional Services, Inc. (a) ...................      3,800           28,975
Molex, Inc. .............................................      6,000          288,750
Montana Power Co. .......................................      3,000          105,938
Morgan (J.P.) & Co., Inc. ...............................     14,100        1,552,762
Motorola, Inc. ..........................................     23,400          680,062
Murphy Oil Corp. ........................................      2,500          148,594
Mylan Laboratories, Inc. ................................      3,900           71,175
Nabors Industries, Inc. (a) .............................      3,400          141,313
National City Corp. .....................................     18,900          322,481
National Fuel Gas Co. ...................................      1,400           68,250
NCR Corp. (a) ...........................................      3,100          120,706
Networks Associates, Inc. (a) ...........................      3,700           75,388
Newmont Mining Corp. ....................................     17,500          378,437
Nike, Inc. 'B' ..........................................     11,600          461,825
NiSource, Inc. ..........................................      2,500           46,563
Noble Affiliates, Inc. ..................................     25,400          946,150
Noble Drilling Corp. (a) ................................      4,000          164,750
Northeast Utilities .....................................      4,000           87,000


SEE NOTES TO FINANCIAL STATEMENTS      F-147

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Nova Corp/Georgia (a) ...................................      2,200     $      61,463
Occidental Petroleum Corp. ..............................      7,300           153,756
Office Depot, Inc. (a) ..................................     11,250            70,313
Ogden Corp. (a) .........................................      2,000            18,000
OGE Energy Corp. ........................................      4,400            81,400
Old Kent Financial Corp. ................................      3,197            85,520
Old Republic International Corp. ........................      3,100            51,150
Olin Corp. ..............................................      2,400            39,600
Omnicare, Inc. ..........................................      2,800            25,375
Omnicon Group, Inc. .....................................      5,300           472,031
Oracle System Corp. (a) .................................     59,200         4,976,500
Outback Steakhouse, Inc. (a) ............................      2,400            70,200
Oxford Health Plans, Inc. (a) ...........................      2,600            61,913
Pacific Century Financial Corp. .........................      3,400            49,725
Pacificare Health Systems (a) ...........................      1,400            84,263
Paine Webber Group, Inc. ................................      4,000           182,000
PE Corp.-PE Biosystems Group ............................      5,000           329,375
PECO Energy Co. .........................................      3,400           137,063
Pentair, Inc. ...........................................      1,500            53,250
PeopleSoft, Inc. (a) ....................................      6,900           115,575
Pfizer, Inc. ............................................    139,200         6,681,600
PG&E Corp. ..............................................      7,800           192,075
Pharmacia Corp. .........................................     58,000         2,997,875
Philip Morris Cos., Inc. ................................     65,500         1,739,844
Pinnacle West Capital Corp. .............................      2,300            77,913
Pittston Brinks Group ...................................      1,800            24,638
PMI Group, Inc. .........................................      1,500            71,250
PNC Bank Corp. ..........................................      9,200           431,250
Policy Management Systems Corp. (a) .....................      1,200            18,450
Potomac Electric Power Co. ..............................      3,000            75,000
PPL Corp. ...............................................      2,900            63,619
Procter & Gamble Co. ....................................     19,900         1,139,275
Protective Life Corp. ...................................      2,300            61,238
Provident Financial Group ...............................      1,400            33,338
Public Service Co. of New Mexico ........................      2,600            40,138
Public Service Enterprise Group, Inc. ...................      4,400           152,350
Puget Sound Energy, Inc. ................................      3,000            63,938
QUALCOMM, Inc. (a) ......................................     20,500         1,230,000
Quantum Corp. (a) .......................................      4,600            44,563
Quantum Corp.-Hard Disk Drive (a) .......................      2,250            24,891
Questar Corp. ...........................................      2,900            56,188
Quintiles Transnational Corp. (a) .......................      2,400            33,900
Rayonier, Inc. ..........................................      1,400            50,225
Reader's Digest Association, Inc. (The) 'A' ..............     5,300           210,675


                                       F-148   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Reliant Energy, Inc. ....................................      5,300     $     156,681
Reliastar Financial Corp. ...............................      2,300           120,606
Reynolds & Reynolds Co. 'A' ..............................     2,700            49,275
Robert Half International, Inc. (a) .....................      5,600           159,600
Ross Stores, Inc. .......................................      2,800            47,775
RPM, Inc. ...............................................      4,700            47,588
Sabre Holdings Corp. ....................................      5,962           169,917
Saks, Inc. (a) ..........................................      4,100            43,050
Sara Lee Corp. ..........................................     42,200           814,987
SBC Communications, Inc. ................................     18,398           795,713
Scana Corp. .............................................      1,578            38,069
Schlumberger Ltd. .......................................      6,600           492,525
Schwab (Charles) Corp. ..................................     25,500           857,437
SCI Systems, Inc. (a) ...................................      3,300           129,319
Sears, Roebuck & Co. ....................................     11,200           365,400
Sempra Energy ...........................................      4,400            74,800
Sepracor, Inc. (a) ......................................      1,600           193,000
Shaw Industries, Inc. ...................................      4,400            55,000
Siebel Systems, Inc. (a) ................................      5,000           817,812
Smith International, Inc. (a) ...........................      1,700           123,781
Snyder Communications, Inc. (a) .........................      2,100            49,875
Solutia, Inc. ...........................................      3,400            46,750
Sonoco Products Co. .....................................      3,100            63,744
Sotheby's Holdings, Inc. 'A' .............................     2,100            36,750
Southdown, Inc. .........................................      1,500            86,625
Southern Co. ............................................     50,000         1,165,625
Southtrust Corp. ........................................      4,600           104,075
Sovereign Bancorp, Inc. .................................      5,800            40,781
SPX Corp. (a) ...........................................      1,200           145,125
St. Paul Cos., Inc. .....................................          1                34
Staples, Inc. (a) .......................................      4,350            66,881
Starbucks Corp. (a) .....................................      5,400           206,212
Starwood Hotels & Resorts Worldwide, Inc. ...............     10,200           329,587
Steris Corp. (a) ........................................      2,100            18,638
Stewart Enterprises, Inc. 'A' ............................     3,600            12,713
Stone & Webster, Inc. ...................................      3,700             2,775
Storage Technology Corp. (a) ............................      3,000            32,813
Stryker Corp. ...........................................      5,600           245,000
Sunguard Data Systems, Inc. (a) .........................      3,000            93,000
Suntrust Banks, Inc. ....................................     11,200           511,700
Sybron International Corp. (a) ..........................      3,300            65,381
Symbol Technologies, Inc. ...............................      4,050           218,700
Synopsys, Inc. (a) ......................................      2,000            69,125
T. Rowe Price Associates, Inc. ..........................      3,500           148,750


SEE NOTES TO FINANCIAL STATEMENTS      F-149

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Target Corp. ............................................     11,200     $     649,600
TCF Financial Corp. .....................................      2,500            64,219
Technical Data Corp. (a) ................................      1,400            60,988
Teco Energy, Inc. .......................................      2,900            58,181
Teledyne Technologies, Inc. (a) .........................      2,414            40,435
Teleflex, Inc. ..........................................      1,700            60,775
Telephone & Data Systems, Inc. ..........................      2,100           210,525
Tenet Healthcare Corp. (a) ..............................     12,600           340,200
Teradyne, Inc. (a) ......................................      4,300           316,050
Texas Instruments, Inc. .................................     14,400           989,100
Tidewater, Inc. .........................................      2,000            72,000
Tiffany & Co. ...........................................      2,600           175,500
Time Warner, Inc. .......................................     21,400         1,626,400
Tosco Corp. .............................................      4,600           130,238
Total Renal Care Holdings, Inc. (a) .....................      2,600            15,600
Transocean Offshore, Inc. ...............................      5,400           288,562
Trigon Healthcare, Inc. (a) .............................      1,600            82,500
Trinity Industries, Inc. ................................      1,500            27,750
TXU Corp. ...............................................      5,300           156,350
Tyson Foods, Inc. .......................................      6,500            56,875
U.S. Bancorp ............................................     10,200           196,350
UAL Corp. ...............................................      2,900           168,744
Ultramar Diamond Shamrock Corp. .........................      2,900            71,956
Unicom Corp. ............................................      4,400           170,225
United Technologies Corp. ...............................     19,348         1,139,113
Universal Corp. .........................................      1,500            31,688
Universal Foods Corp. ...................................      2,600            48,100
Unocal Corp. ............................................      4,800           159,000
UnumProvident Corp. .....................................      9,700           194,606
USX-Marathon Group ......................................     18,700           468,669
UtliCorp. United, Inc. ..................................      3,750            74,531
Ventiv Health, Inc. (a) .................................        700             7,788
Viacom, Inc., 'B' (a) ...................................     19,123         1,303,950
Viad Corp. ..............................................      3,300            89,925
Visteon Corp. (a) .......................................      4,007            48,585
Vulcan Materials Co. ....................................      4,900           209,169
Wachovia Corp. ..........................................      4,400           238,700
Wal-Mart Stores, Inc. ...................................     77,200         4,448,650
Walgreen Co. ............................................     21,400           688,812
Wallace Computer Services, Inc. .........................      2,100            20,738
Walt Disney Co. .........................................     38,300         1,486,519
Warnaco Group ...........................................      2,100            16,275
Washington Mutual, Inc. .................................      8,200           236,775
Washington Post Co. 'B' .................................        400           191,200


                                       F-150   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE

UNITED STATES (CONTINUED)
Waste Management, Inc. ..................................     31,100     $    590,900
Water Pik Technologies, Inc. (a) ........................        845            5,281
Watson Pharmaceuticals, Inc. (a) ........................      2,600          139,750
Weatherford International, Inc. (a) .....................      3,500          139,344
Wells Fargo Co. .........................................     34,900        1,352,375
Westpoint Stevens, Inc. .................................      2,300           25,588
Weyerhaeuser Co. ........................................      1,400           60,200
Whirlpool Corp. .........................................      4,400          205,150
Whitman Corp. ...........................................      3,800           47,025
Williams Cos., Inc. .....................................     13,100          546,106
Wilmington Trust Corp. ..................................      1,200           51,300
Wisconsin Energy ........................................      3,100           61,419
Worldcom, Inc. (a) ......................................     38,300        1,757,012
Xerox Corp. .............................................      9,600          199,200
Xilinx, Inc. (a) ........................................      7,300          602,706
Yahoo!, Inc. (a) ........................................     14,100        1,746,637
York International Corp. ................................      2,200           57,475
                                                                         ------------
                                                                          251,716,666
                                                                         ------------

TOTAL COMMON STOCKS
    (Cost $513,214,737) ..............................................    554,974,237
                                                                         ------------

PREFERRED STOCKS  0.4%
AUSTRALIA  0.2%
News Corp., Ltd. ........................................     72,791          876,662
                                                                         ------------

AUSTRIA  0.0%
Bau Holdings AG .........................................          5              205
                                                                         ------------

GERMANY  0.2%
RWE AG ..................................................        950           25,824
SAP AG ..................................................      7,728        1,443,233
Volkswagen AG ...........................................      2,200           52,249
                                                                         ------------
                                                                            1,521,306
                                                                         ------------

ITALY  0.0%
Fiat S.p.A. (Privilegiate) ..............................      1,625           26,426
                                                                         ------------

TOTAL PREFERRED STOCKS
    (Cost $2,208,249) ...............................................       2,424,599
                                                                         ------------

INVESTMENT COMPANY 0.2%
UNITED STATES  0.2%
Latin American Discovery Fund (b) (Cost $2,614,831) .....   160,800         1,638,150
                                                                         ------------


SEE NOTES TO FINANCIAL STATEMENTS      F-151

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                             NO. OF          MARKET
DESCRIPTION                                                  RIGHTS           VALUE
RIGHTS  0.0%
GERMANY  0.0%
IVG Holding AG (a) ......................................     32,661       $     1,066
                                                                           -----------

HONG KONG  0.0%
Sun Hung Kai Properties Ltd. (a) ........................   105,000              5,356
                                                                           -----------

SPAIN  (0.0%)
Autopistas Concesionaria Espanola S.A. (a) ..............    13,279                 --
                                                                           -----------

TOTAL RIGHTS
    (Cost $0) .....................................................              6,422
                                                                           -----------

                                                            NO. OF
                                                            WARRANTS
WARRANTS  0.0%
UNITED STATES  0.0%
Golden State Bancorp, Inc. expiring 1/1/01(a) (Cost $0) ..    1,000              1,125
                                                                           -----------

                                                              PAR
                                                             VALUE
CONVERTIBLE DEBENTURES  0.0%
FRANCE  0.0%
Casino Guich-Perrachon 4.50%, 7/12/01 .................FRF   70,400             66,341
Sodexho S.A., 6.00%, 6/7/04 ..............................    3,811              3,662
                                                                           -----------
                                                                                70,003
                                                                           -----------

PORTUGAL  0.0%
Jeromimo Martins (a) ..................................... $  34,030            20,400
                                                                           -----------


TOTAL CONVERTIBLE DEBENTURES
    (Cost $26,431) .................................................            90,403
                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  84.9%
    (Cost $518,064,248) ..................................                 559,134,936
                                                                           -----------


                                       F-152   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                               PAR           MARKET
DESCRIPTION                                                   VALUE           VALUE
SHORT-TERM INVESTMENT  13.9%
REPURCHASE AGREEMENT  13.9%
Chase Securities, Inc. 6.15%, dated ....................   $91,816,000
6/30/00, due 7/3/00, to be repurchased at
$91,863,056, collateralized by $85,665,000
U.S. Treasury Bonds 6.25%-7.125%, due
2/15/23-8/15/23, valued at $93,400,757
    (Cost $91,816,000) ..................................                 $ 91,816,000
                                                                          ------------


TOTAL INVESTMENTS IN SECURITIES  98.8%
    (Cost $609,880,248) .................................                  650,950,936

FOREIGN CURRENCY  0.1%
    (Cost $522,098) .....................................                      510,540
                                                                          ------------


TOTAL INVESTMENTS  98.9%
    (Cost $610,402,346) .................................                  651,461,476

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1% .............                    7,236,716
                                                                          ------------


NET ASSETS  100% ........................................                 $658,698,192
                                                                          ============

(a)   NON-INCOME PRODUCING SECURITY

(b) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISOR TO THE FUND.

ADR   AMERICAN DEPOSITARY RECEIPT

CVA   SHARE CERTIFICATES

FRF   FRENCH FRANC

GDR   GLOBAL DEPOSITARY RECEIPT

RNC   NON-CONVERTIBLE SAVINGS SHARES


SEE NOTES TO FINANCIAL STATEMENTS      F-153

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

            SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                           PERCENT OF
INDUSTRY                                                    VALUE          NET ASSETS
Financials .........................................    $101,760,555           15.5%
Information Technology .............................      90,861,009           13 8
Energy .............................................      72,080,800           10.9
Health Care ........................................      69,179,263           10.5
Consumer Discretionary .............................      61,889,684            9 4
Industrials ........................................      55,457,807            8.4
Consumer Staples ...................................      39,719,676            6.0
Utilities ..........................................      29,466,087            4.5
Telecommunications Services ........................     22,443,985             3 4
Materials ..........................................      16,276,070            2.5
                                                        ------------           -----
                                                        $559,134,936           84.9%
                                                        ============           =====


                                       F-154   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $609,880,248) (including repurchase
  agreement of $91,816,000) .................................................   $650,950,936
Foreign Currency (Cost $522,098) ............................................       510,540
Margin Deposit on Futures ...................................................     11,690,495
Receivable for:
  Fund Shares Sold ..........................................................     11,941,388
  Investments Sold ..........................................................        968,727
  Dividends .................................................................        512,997
  Foreign Withholding Tax Reclaim ...........................................        227,772
  Interest ..................................................................         15,773
Net Unrealized Gain on Foreign Currency Exchange Contracts ..................        969,256
Other .......................................................................         21,316
                                                                                ------------
    Total Assets ............................................................    677,809,200
                                                                                ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ......................................................     15,431,035
  Variation Margin of Futures Contracts .....................................      1,002,605
  Distribution Fees .........................................................        738,983
  Bank Overdraft ............................................................        713,110
  Investment Advisory Fees ..................................................        542,834
  Custody Fees ..............................................................        152,331
  Administrative Fees .......................................................        150,002
  Shareholder Reporting Expenses ............................................        110,791
  Directors' Fees and Expenses ..............................................         87,277
  Transfer Agent Fees .......................................................         72,532
  Professional Fees .........................................................         57,213
Other                                                                                 52,295
                                                                                ------------
    Total Liabilities .......................................................     19,111,008
                                                                                ------------
NET ASSETS ..................................................................   $658,698,192
                                                                                ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) .....   $     37,983
Paid in Capital in Excess of Par ............................................    531,656,640
Accumulated Net Realized Gain ...............................................     91,868,708
Net Unrealized Appreciation on Investments, Foreign
  Currency Translations and Futures .........................................     41,016,509
Accumulated Net Investment Loss .............................................    (5,881,648)
                                                                                ------------
NET ASSETS ..................................................................   $658,698,192
                                                                                ============


SEE NOTES TO FINANCIAL STATEMENTS      F-155

JUNE 30, 2000

Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $301,904,701 and 17,018,712 Shares Outstanding) .....................        $  17.74
                                                                                ============

    Maximum Sales Charge ...................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge) ..............................        $  18.82
                                                                                ============

  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $252,077,800 and 14,863,155 Shares Outstanding)* ....................        $  16.96
                                                                                ============

  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $104,715,691 and 6,101,176 Shares Outstanding)* .....................        $  17.16
                                                                                ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       F-156   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends .................................................................  $   7,171,025
Interest ..................................................................      4,401,395
Less Foreign Taxes Withheld ...............................................       (551,845)
                                                                              ------------
    Total Income ..........................................................     11,020,575
                                                                              ------------
EXPENSES:
Investment Advisory Fees ..................................................      6,087,799
Distribution Fees (Attributed to Classes A, B and C of $661,522, $2,422,402
  and $1,033,417, respectively) ...........................................      4,117,341
Administrative Fees .......................................................      1,613,095
Transfer Agent Fees .......................................................        378,328
Shareholder Reports .......................................................        357,763
Custodian Fees ............................................................        175,409
Professional Fees .........................................................         81,559
Filing and Registration Fees ..............................................         61,039
Directors' Fees and Expenses ..............................................         51,364
Other .....................................................................         17,794
                                                                              ------------
    Total Expenses ........................................................     12,941,491
                                                                              ------------
NET INVESTMENT LOSS .......................................................   $ (1,920,916)
                                                                              ============

NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $101,417,015
Foreign Currency Transactions .............................................     (6,593,113)
Futures ...................................................................     12,192,219
                                                                              ------------
Net Realized Gain .........................................................    107,016,121
                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     77,821,678
                                                                              ------------
  End of the Period:
    Investments ...........................................................     41,070,688
    Foreign Currency Translations .........................................        934,236
    Futures ...............................................................       (988,415)
                                                                              ------------
                                                                                41,016,509
                                                                              ------------
Net Change in Unrealized Appreciation/Depreciation ........................    (36,805,169)
                                                                              ------------

NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ...............................................   $ 70,210,952
                                                                              ============

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................................   $ 68,290,036
                                                                              ============


SEE NOTES TO FINANCIAL STATEMENTS      F-157

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                       YEAR ENDED          YEAR ENDED
                                                      JUNE 30, 2000      JUNE 30, 1999*
                                                      --------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ..........................  $   (1,920,916)   $     210,000
Net Realized Gain ...................................     107,016,121       40,543,000
Net Change in Unrealized Appreciation/Depreciation ..     (36,805,169)      (1,563,000)
                                                       --------------     ------------
Net Increase in Net Assets Resulting from Operations.      68,290,036       39,190,000
                                                       --------------     ------------
DISTRIBUTIONS:
Net Investment Income:
   Class A ..........................................              --       (1,038,000)
   Class B ..........................................              --         (488,000)
   Class C ..........................................              --         (217,000)
In Excess of Net Investment Income:
   Class A ..........................................              --       (2,120,000)
   Class B ..........................................              --         (996,000)
   Class C ..........................................              --         (444,000)
                                                       --------------     ------------
                                                                   --       (5,303,000)
                                                       --------------     ------------
Net Realized Gain:
   Class A ..........................................     (17,161,695)     (12,336,000)
   Class B ..........................................     (16,508,167)     (12,000,000)
   Class C ..........................................      (7,198,264)      (5,364,000)
                                                       --------------     ------------
                                                          (40,868,126)     (29,700,000)
                                                       --------------     ------------
Net Decrease in Net Assets Resulting
  from Distributions ................................     (40,868,126)     (35,003,000)
                                                       --------------     ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ..........................................     389,767,569      172,653,000
Distributions Reinvested ............................      37,345,275       31,543,000
Redeemed ............................................    (369,614,087)    (230,685,000)
                                                       --------------     ------------
Net Increase/Decrease in Net Assets Resulting
  from Capital Share Transactions ...................      57,498,757      (26,489,000)
                                                       --------------     ------------
Total Increase/Decrease in Net Assets ...............      84,920,667      (22,302,000)
NET ASSETS--Beginning of Period .....................     573,777,525      596,080,000
                                                       --------------     ------------
NET ASSETS--End of Period (Including undistributed/
  distributions in excess of net investment loss of
  $(5,881,648) and $(217,000), respectively) ........    $658,698,192     $573,778,000
                                                       ==============     ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


                                       F-158   SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                      YEAR ENDED JUNE 30,
                                         ------------------------------------------------
CLASS A SHARES                             2000#   1999#      1998#     1997     1996
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $  16.86  $  16.67  $  16.57   $ 14.75  $ 12.60
                                         --------  --------  --------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............       0.02      0.07      0.21      0.10     0.19
  Net Realized and Unrealized Gain ...       2.09      1.21      2.07      2.76     2.82
                                         --------  --------  --------   -------  -------
Total From Investment Operations .....       2.11      1.28      2.28      2.86     3.01
                                         --------  --------  --------   -------  -------
DISTRIBUTIONS
  Net Investment Income ..............         --     (0.07)    (0.35)    (0.55)   (0.39)
  In Excess of Net Investment Income .         --     (0.15)       --        --       --
  Net Realized Gain ..................      (1.23)    (0.87)    (1.83)    (0.49)   (0.47)
                                         --------  --------  --------   -------  -------
Total Distributions ..................      (1.23)    (1.09)    (2.18)    (1.04)   (0.86)
                                         --------  --------  --------   -------  -------
NET ASSET VALUE, END OF PERIOD .......   $  17.74  $  16.86  $  16.67   $ 16.57  $ 14.75
                                         ========  ========  ========   =======  =======
TOTAL RETURN (1) .....................     12.83%     8.41%    16.17%    20.61%   24.62%
                                         ========  ========  ========   =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $301,905  $240,121  $261,633   $72,704  $63,706
Ratio of Expenses to Average
  Net Assets .........................      1.70%     1.70%     1.61%     1.70%    1.70%
Ratio of Net Investment Income
  to Average Net Assets ..............      0.12%     0.47%     1.30%     0.59%    0.71%
Portfolio Turnover Rate ..............        99%       84%      108%       45%      44%
----------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income ...........................       --     $0.00+    $0.02     $0.03    $0.10
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       --     1.73%     1.62%     1.90%    2.06%
  Net Investment Income to
    Average Net Assets ...............       --     0.44%     1.30%     0.40%    0.35%
----------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE SALE CHARGES OR DEFERRED SALES
CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-159

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                                                    AUGUST 1,
                                                  YEAR ENDED JUNE 30,               1995** TO
                                         -------------------------------------       JUNE 30,
CLASS B SHARES                             2000#      1999#     1998#    1997        1996
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $  16.28   $  16.14   $  16.15   $ 14.46   $ 13.01
                                         --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........      (0.11)     (0.04)      0.09     (0.05)     0.30
  Net Realized and Unrealized Gain ...       2.02       1.16       2.01      2.73      1.98
                                         --------   --------   --------   -------   -------
Total From Investment Operations .....       1.91       1.12       2.10      2.68      2.28
                                         --------   --------   --------   -------   -------
DISTRIBUTIONS
  Net Investment Income ..............         --      (0.04)     (0.28)    (0.50)    (0.35)
  In Excess of Net Investment Income .         --      (0.07)        --        --       --
  Net Realized Gain ..................      (1.23)     (0.87)     (1.83)    (0.49)    (0.48)
                                         --------   --------   --------   -------   -------
Total Distributions ..................      (1.23)     (0.98)     (2.11)    (0.99)    (0.83)
                                         --------   --------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD .......   $  16.96   $  16.28   $  16.14   $ 16.15   $ 14.46
                                         ========   ========   ========   =======   =======
TOTAL RETURN (1) .....................     12.03%      7.50%     15.33%    19.64%    18.08%*
                                         ========   ========   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $252,078   $232,644   $225,797   $38,962   $14,786
Ratio of Expenses to Average
  Net Assets .........................      2.45%      2.45%      2.35%     2.45%     2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (0.65%)    (0.27%)     0.60%    (0.11%)    0.45%
Portfolio Turnover Rate ..............        99%        84%       108%       45%       44%*
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................         --      $0.00+     $0.02     $0.09     $0.22
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....         --      2.49%      2.36%     2.65%     2.81%
  Net Investment Income/Loss to
    Average Net Assets ...............         --     (0.30%)     0.60%    (0.30%)    0.09%
---------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

**  THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE SALE CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-160   SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                          YEAR ENDED JUNE 30,
                                         -----------------------------------------------------
CLASS C SHARES                             2000#     1999#      1998#       1997       1996
                                         -----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ...........................  $  16.46   $  16.30   $  16.24   $ 14.49   $ 12.43
                                         --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........     (0.11)     (0.04)      0.08     (0.03)     0.12
  Net Realized and Unrealized Gain ....      2.04       1.18       2.05      2.73      2.75
                                         --------   --------   --------   -------   -------
Total From Investment Operations ......      1.93       1.14       2.13      2.70      2.87
                                         --------   --------   --------   -------   -------
DISTRIBUTIONS
  Net Investment Income ...............        --      (0.04)     (0.24)    (0.46)    (0.33)
  In Excess of Net Investment Income ..        --      (0.07)        --        --       --
  Net Realized Gain ...................     (1.23)     (0.87)     (1.83)    (0.49)    (0.48)
                                         --------   --------   --------   -------   -------
Total Distributions ...................     (1.23)     (0.98)     (2.07)    (0.95)    (0.81)
                                         --------   --------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD ........  $  17.16   $  16.46   $  16.30   $ 16.24   $ 14.49
                                         ========   ========   ========   =======   =======
TOTAL RETURN (1) ......................    12.02%      7.61%     15.37%    19.69%    23.65%
                                         ========   ========   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....  $104,715   $101,013   $108,650   $78,199   $63,025
Ratio of Expenses to Average
  Net Assets ..........................     2.45%      2.45%      2.55%     2.45%     2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...............    (0.66%)    (0.28%)     0.52%    (0.16%)   (0.04%)
Portfolio Turnover Rate ...............       99%        84%       108%       45%       44%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income/Loss .......................        --      $0.00+     $0.02     $0.03   $  1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......        --      2.48%      2.56%     2.65%     2.81%
  Net Investment Income/Loss to
    Average Net Assets ................        --     (0.30%)     0.52%    (0.34%)   (0.40%)
---------------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE SALE CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-161

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $617,075,220, the aggregate gross unrealized appreciation is $73,157,452 and the aggregate gross unrealized depreciation is $39,281,736, resulting in net unrealized appreciation on long- and short-term investments of $33,875,716.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, perma-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

nent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $5,595,623 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $3,151,811 related to a correction of prior year amounts was reclassified from accumulated net investment loss to accumulated net realized gain ($3,052,174) and paid in capital in excess of par ($99,637). A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $6,593,113 was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $441,399 were reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference related to taxes paid to a foreign country totaling $33,443 was reclassified from accumulated net investment loss to accumulated net realized gain. A permanent difference of $3,112 related to distributions from Real Estate Investment Trusts was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences relating to a correction of prior year amounts were reclassified from accumulated net realized gain of $40,880 to paid in capital in excess of par.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. Dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $750 million ..................................................  1.00 of 1%
Next $500 million ...................................................   .95 of 1%
Over $1.25 billion ..................................................   .90 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              1.70%               2.45%

     For the period ended June 30, 2000, the Fund recognized expenses of $32,076 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is anaffiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $11,189 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $1,220,638 for Class A shares and deferred sales charges of $429,845 and $11,545 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan,

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $27,028 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

     At June 30, 2000, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $34,474 during the period.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charges may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ................................................       5.00%        1.00%
Second ...............................................       4.00%        None
Third ................................................       3.00%        None
Fourth ...............................................       2.50%        None
Fifth ................................................       1.50%        None
Thereafter ...........................................        None        None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                    YEAR ENDED       YEAR ENDED
                                                   JUNE 30, 2000   JUNE 30, 1999*
                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ................................     16,429,387        6,401,000
     Distributions Reinvested ..................        939,649          953,000
     Redeemed ..................................    (14,592,980)      (8,806,000)
                                                  -------------    -------------
   Net Increase/Decrease in Class A
     Shares Outstanding ........................      2,776,056       (1,452,000)
                                                  =============    =============
   Dollars:
     Subscribed ................................  $ 288,886,146    $ 102,532,000
     Distributions Reinvested ..................     16,039,804       14,538,000
     Redeemed ..................................   (256,831,261)    (139,451,000)
                                                  -------------    -------------
   Net Increase/Decrease .......................  $  48,094,689    $ (22,381,000)
                                                  =============    =============
   Ending Paid in Capital ......................  $ 240,972,903+   $ 192,898,000+
                                                  =============    =============
CLASS B:
   Shares:
     Subscribed ................................      4,980,511        3,651,000
     Distributions Reinvested ..................        902,307          790,000
     Redeemed ..................................     (5,306,787)      (4,141,000)
                                                  -------------    -------------
   Net Increase in Class B
     Shares Outstanding ........................        576,031          300,000
                                                  =============    =============
   Dollars:
     Subscribed ................................  $  84,382,284    $  56,414,000
     Distributions Reinvested ..................     14,779,795       11,694,000
     Redeemed ..................................    (89,091,503)     (64,043,000)
                                                  -------------    -------------
   Net Increase ................................  $  10,070,576    $   4,065,000
                                                  =============    =============
   Ending Paid in Capital ......................  $ 213,053,271+   $ 202,973,000+
                                                  =============    =============

CLASS C:
   Shares:
     Subscribed ................................        966,641          871,000
     Distributions Reinvested ..................        393,587          355,000
     Redeemed ..................................     (1,395,666)      (1,755,000)
                                                  -------------    -------------
   Net Decrease in Class C
     Shares  Outstanding .......................        (35,438)        (529,000)
                                                  =============    =============
   Dollars:
     Subscribed ................................  $  16,499,139    $  13,707,000
     Distributions Reinvested ..................      6,525,676        5,311,000
     Redeemed ..................................    (23,691,323)     (27,191,000)
                                                  -------------    -------------
   Net Decrease ................................  $    (666,508)   $  (8,173,000)
                                                  =============    =============
   Ending Paid in Capital ......................  $  77,527,932+   $  78,195,000+
                                                  =============    =============

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4.  INVESTMENT TRANSACTIONS

For the period ended June 30, 2000, the Fund made purchases of $519,365,344 and sales of $529,204,922 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                         CURRENT     APPRECIATION/
FORWARD CURRENCY CONTRACTS                                VALUE      DEPRECIATION
LONG CONTRACTS:
British Pound, 195,478 expiring 9/8/00 ...............  $   296,088   $   (340)
Euro, 762,861 expiring 9/8/00 ........................      730,794      6,206
Japanese Yen, 2,394,624,842 expiring 7/21/00-9/11/00 .   22,653,905    341,110
                                                        -----------   --------
                                                        $23,680,787   $346,976
                                                        ===========   ========

SHORT CONTRACTS:
British Pound, 4,458,740 expiring 9/12/00 ............  $ 6,754,132   $(47,453)
Euro, 40,345,131 expiring 9/8/00 .....................   38,649,204    114,042
Japanese Yen, 3,902,110,896 expiring 7/21/00 .........   36,914,107    555,691
                                                        -----------   --------
                                                        $82,317,443   $622,280
                                                        ===========   ========
                                                                      $969,256
                                                                      ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

Transactions in futures contracts for the period ended June 30, 2000, were as follows:

                                                                      CONTRACTS
Outstanding at June 30, 1999 ......................................       515
Futures Opened ....................................................     4,858
Futures Closed ....................................................    (4,374)
                                                                       ------
Outstanding at June 30, 2000 ......................................       999
                                                                       ======

The futures contracts outstanding as of June 30, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:


                                                                     UNREALIZED
                                                                    APPRECIATION/
                                                         CONTRACTS  DEPRECIATION
LONG CONTRACTS:
CAC 40 Index - September 2000
   (Current notional value $6,492 per contract) .......     509     $(858,208)
Goldman Sachs Index - August 2000
   (Current notional value $6,357 per contract) .......      67      (302,215)
Goldman Sachs Index - August 2000
   (Current notional value $1,592 per contract) .......     183        46,724
Hang Seng Index - July 2000
   (Current notional value $16,240 per contract) ......      66        10,579
IBEX Plus Index - July 2000
   (Current notional value $10,498 per contract) ......      56      (216,156)
MIB 30 Index - August 2000
   (Current notional value $46,950 per contract) ......      34       (36,299)
TOPIX Index - August 2000
   (Current notional value $1,592 per contract) .......      46        16,104
SHORT CONTRACTS:
DAX Index - September 2000
   (Current notional value $6,950 per contract) .......      35       341,827
FTSE 100 Index - August 2000
   (Current notional value $6,357 per contract) .......       3         9,229
                                                            ---     ---------
                                                            999     $(988,415)
                                                            ===     =========

6.  BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Kampen Global Equity Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                          MARKET
DESCRIPTION                                SHARES         VALUE
COMMON STOCKS 95.1%
AUSTRALIA  1.8%
CSR Ltd. ...........................     1,643,230    $ 4,553,787
Westpac Banking Corp., Ltd. ........       808,178      5,816,348
                                                      -----------
                                                       10,370,135
                                                      -----------
BELGIUM 0.6%
Delhaize Freres et Cie 'Le Lion' S.A        56,390      3,369,610
                                                      -----------
CANADA 2.0%
Potash Corp. of Saskatchewan, Inc. .        84,460      4,624,660
TELUS Corp. ........................       244,524      6,529,236
TELUS Corp. (Non-Voting) ...........        16,000        426,688
                                                      -----------
                                                       11,580,584
                                                      -----------
DENMARK  0.5%
Danisco A/S ........................        79,800      2,662,346
                                                      -----------
FRANCE  7.5%
Alcatel ............................        72,350      4,740,801
Aventis S.A ........................       129,160      9,418,071
Groupe Danone ......................        47,000      6,231,162
Lafarge S.A ........................        36,030      2,797,339
Michelin (C.G.D.E.) 'B' (Registered)        64,270      2,060,313
Pernod-Ricard ......................        96,340      5,237,667
Total Fina Elf S.A. 'B' ............        77,550     11,879,106
                                                      -----------
                                                       42,364,459
                                                      -----------
GERMANY  3.0%
BASF AG ............................       159,695      6,473,463
Bayer AG ...........................       146,460      5,601,700
E.On AG ............................       106,500      5,129,764
                                                      -----------
                                                       17,204,927
                                                      -----------
HONG KONG  1.0%
Hong Kong Electric Holdings Ltd. ...     1,785,000      5,747,354
                                                      -----------
IRELAND 1.6%
Bank of Ireland ....................       647,795      4,077,913
Green Property plc .................       847,930      4,973,837
                                                      -----------
                                                        9,051,750
                                                      -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-172

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                 MARKET
DESCRIPTION                                        SHARES         VALUE
ITALY 2.1%
ENI S.p.A ..................................       572,970    $ 3,306,311
Telecom Italia S.p.A .......................     1,278,320      8,473,850
                                                              -----------
                                                               11,780,161
                                                              -----------
JAPAN 12.7%
Daiichi Pharmaceutical Co., Ltd. ...........       129,000      3,269,207
Fuji Photo Film Co. ........................       186,000      7,605,068
Fujitsu Ltd. ...............................        47,000      1,625,041
Hitachi Ltd. ...............................       577,000      8,317,019
Matsushita Electric Industrial Co., Ltd. ...       117,000      3,031,231
Mitsubishi Electric Corp. ..................       397,000      4,293,711
Mitsui & Co. ...............................       376,000      2,869,283
NTT Corp. ..................................         1,163     15,448,961
Pioneer Electronic Corp. ...................        92,000      3,579,632
Sankyo Co., Ltd. ...........................       141,000      3,181,450
Sumitomo Bank Ltd. .........................       247,000      3,025,107
Sumitomo Marine & Fire Insurance Co., Ltd. .       536,000      3,115,663
Tokyo Gas Co. ..............................     1,471,000      4,129,804
Toppan Printing Co., Ltd. ..................       402,000      4,249,319
Toshiba Corp. ..............................       359,000      4,048,453
                                                              -----------
                                                               71,788,949
                                                              -----------
NETHERLANDS 5.1%
Akzo Nobel N.V .............................       104,480      4,434,550
ING Groep N.V ..............................        88,818      5,997,782
Koninklijke (Royal) Philips Electronics N.V        210,212      9,904,690
Royal Dutch Petroleum Co. ..................       137,120      8,441,450
                                                              -----------
                                                               28,778,472
                                                              -----------
SINGAPORE 0.3%
United Overseas Bank Ltd. (Foreign) ........       272,000      1,779,218
                                                              -----------
SPAIN 2.4%
Iberdrola S.A ..............................       340,920      4,389,779
Telefonica S.A. (a) ........................       432,554      9,282,806
                                                              -----------
                                                               13,672,585
                                                              -----------
SWEDEN 1.2%
Nordic Baltic Holding AB ...................       864,280      6,510,492
                                                              -----------
SWITZERLAND 4.9%
Cie Financiere Richemont AG 'A' ............         2,205      5,934,098
Holderbank Financiere Glarus AG 'B' (Bearer)         3,548      4,345,110
Nestle S.A. (Registered) ...................         5,240     10,476,150
Swisscom AG (Registered) ...................        10,500      3,632,662
UBS AG (Registered) ........................        24,780      3,626,489
                                                              -----------
                                                               28,014,509
                                                              -----------


                                       F-173   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                 MARKET
DESCRIPTION                                        SHARES         VALUE
UNITED KINGDOM 16.5%
Allied Domecq plc ..........................     1,675,690    $ 8,871,852
AstraZeneca Group plc ......................       130,400      6,085,346
BAA plc ....................................       372,800      2,988,851
BAE SYSTEMS plc ............................       897,600      5,594,131
Blue Circle Industries plc .................       862,750      5,566,171
British Telecom plc ........................       461,300      5,959,281
Burmah Castrol plc .........................       178,887      4,508,233
Cadbury Schweppes plc ......................     1,376,500      9,036,880
Diageo plc .................................       663,780      5,954,310
Granada Group plc ..........................       149,000      1,487,588
Great Universal Stores plc .................       460,400      2,959,898
Imperial Tobacco Group plc .................       597,400      5,720,335
Matthews (Bernard) plc .....................       982,400      2,095,367
Reckitt Benckiser plc ......................       547,443      6,128,062
Royal & Sun Alliance Insurance Group plc ...       851,111      5,523,267
Sainsbury (J) plc ..........................     1,053,519      4,780,972
Vodafone AirTouch plc ......................       527,100      2,128,908
WPP Group plc ..............................       553,900      8,085,581
                                                              -----------
                                                               93,475,033
                                                              -----------
UNITED STATES 31.9%
Albertson's, Inc. .....................            317,028     10,541,181
Alcoa, Inc. ...........................            279,540      8,106,660
American Home Products Corp. ..........             33,100      1,944,625
BJ's Wholesale Club, Inc. (a) .........            150,180      4,955,940
Boise Cascade Corp. ...................            209,410      5,418,484
Borg-Warner Automotive, Inc. ..........            132,470      4,653,009
Bristol-Myers Squibb Co. ..............             47,800      2,784,350
Cadiz, Inc. (a) .......................            403,898      3,231,184
Chase Manhattan Corp. .................            240,356     11,071,421
COMSAT Corp. ..........................            166,064      3,902,504
Deere & Co. ...........................             33,180      1,227,660
First Data Corp. ......................            113,500      5,632,437
Fort James Corp. ......................            236,540      5,469,988
General Dynamics Corp. ................            134,350      7,019,787
GenRad, Inc. (a) ......................            162,170      1,459,530
Georgia-Pacific Corp. .................            113,210      2,971,763
Goodrich (B.F.) Co. ...................            117,440      4,000,300
GTE Corp. .............................            156,360      9,733,410
Honeywell International, Inc. .........             29,570        996,139
Houghton Mifflin Co. ..................            101,853      4,755,262
MBIA, Inc. ............................            114,570      5,520,842
Mellon Financial Corp. ................            237,700      8,661,194
MetLife, Inc. (a) .....................            176,300      3,713,319


SEE NOTES TO FINANCIAL STATEMENTS      F-174

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                 MARKET
DESCRIPTION                                        SHARES         VALUE
UNITED STATES (CONTINUED)
NCR Corp. (a) ...................................  182,580   $  7,109,209
New York Times Co. 'A' ..........................   73,040      2,885,080
Pharmacia Corp. .................................  102,390      5,292,283
Philip Morris Cos., Inc. ........................  543,630     14,440,172
Rockwell International Corp. ....................   61,200      1,927,800
SBC Communications, Inc. ........................  196,930      8,517,222
Sears, Roebuck & Co. ............................  210,510      6,867,889
Tupperware Corp. ................................  173,340      3,813,480
Unicom Corp. ....................................  209,010      8,086,074
U.S. Bancorp ....................................  199,180      3,834,215
                                                              -----------
                                                              180,544,413
                                                              -----------
Total Common Stocks (Cost $521,128,898) ..................    538,694,997
                                                              -----------
PREFERRED STOCK  0.5%
GERMANY  0.5%
Volkswagen AG (Cost $5,702,550) .................  113,600      2,697,952
                                                              -----------

TOTAL LONG-TERM INVESTMENTS  95.6%
    (Cost $526,831,448) ..................................    541,392,949
                                                              -----------

                                                  PAR
                                                  VALUE
SHORT-TERM INVESTMENT 6.7%
REPURCHASE AGREEMENT 6.7%
Chase Securities, Inc. 6.15%, dated 6/30/00,
due due 7/3/00, to be repurchased at             $37,927,000
$37,946,438, collateralized by $37,975,000
U.S. Treasury Notes 6.25%, due 2/15/03,
valued at $38,737,173
    (Cost $37,927,000) ..........................              37,927,000
                                                            -------------

TOTAL INVESTMENTS IN SECURITIES 102.3%
    (Cost $564,758,448) .........................             579,319,949

FOREIGN CURRENCY 0.1%
    (Cost $670,702) ......................................        675,931
                                                            -------------

TOTAL INVESTMENTS 102.4%
    (Cost $565,429,150) ..................................    579,995,880

LIABILITIES IN EXCESS OF OTHER ASSETS -2.4% ..............    (13,418,485)
                                                            -------------
NET ASSETS 100% .................................           $ 566,577,395
                                                            =============

(a) NON-INCOME PRODUCING SECURITY


                                       F-175   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                PERCENT OF
         INDUSTRY                                 VALUE         NET ASSETS
                                             ------------       ----------
         Consumer Staples                    $110,181,334           19.4%
         Financials                            77,247,107           13.6
         Telecommunication Services            74,035,529           13.1
         Consumer Discretionary                73,591,931           13.0
         Materials                             54,893,687            9.7
         Industrials                           36,550,101            6.5
         Health Care                           31,975,332            5.6
         Energy                                28,135,100            5.0
         Utilities                             27,482,776            4.9
         Information Technology                27,300,052            4.8
                                             ------------            ---
                                             $541,392,949           95.6%
                                             ============           =====


SEE NOTES TO FINANCIAL STATEMENTS      F-176

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $564,758,448) .................    $579,319,949
Foreign Currency (Cost $670,702) .........................................        675,931
Receivable for:
  Dividends ..............................................................      2,596,230
  Investments Sold .......................................................      1,341,279
  Foreign Withholding Tax Reclaim ........................................        677,786
  Fund Shares Sold .......................................................        198,167
  Interest ...............................................................          6,479
Deferred Organizational Costs ............................................         10,673
Other ....................................................................         20,503
                                                                             --------------
    Total Assets .........................................................    584,846,997
                                                                             --------------
LIABILITIES:
Payable for:
  Investments Purchased ..................................................     10,591,752
  Fund Shares Redeemed ...................................................      5,913,847
  Distribution Fees ......................................................        805,238
  Investment Advisory Fees ...............................................        467,358
  Administrative Fees ....................................................        117,442
  Custody Fees ...........................................................        103,267
  Shareholder Reporting Expenses .........................................         91,648
  Professional Fees ......................................................         64,845
  Transfer Agent Fees ....................................................         61,666
  Directors' Fees and Expenses ...........................................         48,835
  Bank Overdraft .........................................................          3,704
                                                                             --------------
    Total Liabilities ....................................................     18,269,602
                                                                             --------------
NET ASSETS ...............................................................   $566,577,395
                                                                              =============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value,
 Shares Authorized 2,625,000,000) ........................................   $      51,606
Paid in Capital in Excess of Par .........................................     512,909,677
Accumulated Net Realized Gain ............................................      39,201,392
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ......................................      14,463,712
Accumulated Net Investment Loss ..........................................         (48,992)
                                                                              -------------
NET ASSETS ...............................................................   $ 566,577,395
                                                                              =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $81,714,098 and 7,360,193 Shares Outstanding) ........................   $       11.10
                                                                              =============
    Maximum Sales Charge .................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge)) ......................   $       11.78
                                                                              =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $442,255,954 and 40,357,646 Shares Outstanding)* .....................   $       10.96
                                                                              =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $42,607,343 and 3,888,444 Shares Outstanding)* .......................   $       10.96
                                                                              =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       F-177   SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ................................................................   $  13,340,333
Interest .................................................................         923,055
Less Foreign Taxes Withheld ..............................................        (871,945)
                                                                             --------------
    Total Income .........................................................      13,391,443
                                                                             --------------
EXPENSES:
Investment Advisory Fees .................................................       6,391,605
Distribution Fees (Attributed to Classes A, B and C
  of $178,634, $5,155,374 and $524,825, respectively) ....................       5,858,833
Administrative Fees ......................................................       1,609,507
Transfer Agent Fees ......................................................         342,769
Shareholder Reports ......................................................         293,883
Custodian Fees ...........................................................         277,557
Professional Fees ........................................................          77,429
Filing and Registration Fees .............................................          41,594
Directors' Fees and Expenses .............................................          20,494
Amortization of Organizational Costs .....................................           4,590
Other ....................................................................          19,456
                                                                             --------------
   Net Expenses .........................................................       14,937,717
                                                                             --------------
NET INVESTMENT LOSS .......................................................  $  (1,546,274)
                                                                             ==============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................  $  55,332,311
Foreign Currency Transactions .............................................        929,509
                                                                             --------------
Net Realized Gain .........................................................     56,261,820
                                                                             --------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     61,356,214
                                                                             --------------
  End of the Period:
    Investments ...........................................................     14,561,501
  Foreign Currency Translations ...........................................        (97,789)
                                                                             --------------
                                                                                14,463,712
                                                                             --------------
Net Change in Unrealized Appreciation/Depreciation ........................    (46,892,502)
                                                                             --------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ...............................................  $   9,369,318
                                                                             ==============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................  $   7,823,044
                                                                             ==============

SEE NOTES TO FINANCIAL STATEMENTS      F-178

STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 2000

                                                                                YEAR ENDED       YEAR ENDED
                                                                              JUNE 30, 2000    JUNE 30, 1999*
                                                                             --------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .......................................................  $   (1,546,274)  $   (1,709,000)
Net Realized Gain .........................................................      56,261,820       23,770,000
Net Change in Unrealized Appreciation/
   Depreciation ...........................................................     (46,892,502)           1,000
                                                                             --------------   --------------
Net Increase in Net Assets Resulting
   from Operations ........................................................       7,823,044       22,062,000
                                                                             --------------   --------------
DISTRIBUTIONS:
Net Investment Income:
Class A ...................................................................            --           (532,000)
Class B ...................................................................            --           (472,000)
Class C ...................................................................            --            (52,000)
In Excess of Net Investment Income:
Class A ...................................................................            --            (94,000)
Class B ...................................................................            --            (83,000)
Class C ...................................................................            --             (9,000)
                                                                             --------------   --------------
                                                                                       --         (1,242,000)
                                                                             --------------   --------------
Net Realized Gain:
Class A ...................................................................      (3,981,600)         (97,000)
Class B ...................................................................     (32,257,364)        (796,000)
Class C ...................................................................      (3,351,236)         (87,000)
                                                                             --------------   --------------
                                                                                (39,590,200)        (980,000)
                                                                             --------------   --------------
Net Decrease in Net Assets Resulting
   from Distributions .....................................................     (39,590,200)      (2,222,000)
                                                                             --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ................................................................     223,168,409      166,640,000
Distributions Reinvested ..................................................      37,021,039        2,068,000
Redeemed ..................................................................    (398,054,833)    (225,647,000)
                                                                             --------------   --------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions .............................................    (137,865,385)     (56,939,000)
                                                                             --------------   --------------
Total Decrease in Net Assets ..............................................    (169,632,541)     (37,099,000)
NET ASSETS--Beginning of Period ...........................................     736,209,936      773,309,000
                                                                             --------------   --------------
NET ASSETS--End of Period
   (Including accumulated/undistributed net investment
   income/loss of $(48,992) and $188,000, respectively)                      $  566,577,395   $  736,210,000
                                                                             ==============   ==============

* AMOUNTS ROUNDED TO THE NEAREST (000).


                                       F-179   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          YEAR ENDED JUNE 30,
                                       -------------------------    OCTOBER 29, 1997*
CLASS A SHARES                           2000#           1999#      TO JUNE 30, 1998
                                       -------------------------    -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................  $ 11.47         $ 11.12           $ 10.00
                                       --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............     0.06            0.05              0.06
  Net Realized and
   Unrealized Gain ...................     0.25            0.40              1.08
                                       --------        --------          --------
Total From Investment Operations .....     0.31            0.45              1.14
                                       --------        --------          --------
DISTRIBUTIONS
  Net Investment Income ..............      --            (0.08)            (0.02)
  In Excess of Net Investment Income .      --            (0.01)              --
  Net Realized Gain ..................    (0.68)          (0.01)              --
                                       --------        --------          --------
Total Distributions ..................    (0.68)          (0.10)            (0.02)
                                       --------        --------          --------
NET ASSET VALUE, END OF PERIOD .......  $ 11.10         $ 11.47           $ 11.12
                                       ========        ========          ========
TOTAL RETURN (1) .....................     3.22%           4.05%            11.38%**
                                       ========        ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....  $81,714         $76,731           $80,508
Ratio of Expenses to
  Average Net Assets .................     1.66%           1.65%             1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     0.53%           0.44%            (0.88%)
Portfolio Turnover Rate ..............       47%             40%                4%**

* COMMENCEMENT OF OPERATIONS
** NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-180

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          YEAR ENDED JUNE 30,
                                       -------------------------    OCTOBER 29, 1997*
CLASS B SHARES                           2000#           1999#      TO JUNE 30, 1998
                                       -------------------------    -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................ $  11.42        $  11.08          $  10.00
                                       --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........    (0.04)          (0.03)             0.01
  Net Realized and
   Unrealized Gain ...................     0.26            0.39              1.07
                                       --------        --------          --------
Total From Investment Operations .....     0.22            0.36              1.08
                                       --------        --------          --------
DISTRIBUTIONS
  Net Investment Income ..............      --            (0.01)            --
  In Excess of Net Investment Income .      --            (0.00)+           --
  Net Realized Gain ..................    (0.68)          (0.01)            --
                                       --------        --------          --------
Total Distributions ..................    (0.68)          (0.02)            --
                                       --------        --------          --------
NET ASSET VALUE, END OF PERIOD ....... $  10.96        $  11.42          $  11.08
                                       ========        ========          ========
TOTAL RETURN (1) .....................     2.24%           3.29%            10.84%**
                                       ========        ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .... $442,256        $596,339          $623,229
Ratio of Expenses to
  Average Net Assets .................     2.41%           2.40%             2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............    (0.34%)         (0.31%)            0.12%
Portfolio Turnover Rate ..............       47%             40%                4%**

* COMMENCEMENT OF OPERATIONS
** NON-ANNUALIZED
+ AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-181   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          YEAR ENDED JUNE 30,
                                       -------------------------    OCTOBER 29, 1997*
CLASS C SHARES                           2000#           1999#      TO JUNE 30, 1998
                                       -------------------------    -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................ $  11.42        $  11.07          $  10.00
                                       --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........    (0.04)          (0.03)             0.01
  Net Realized and
   Unrealized Gain ...................     0.26            0.40              1.06
                                       --------        --------          --------
Total From Investment Operations .....     0.22            0.37              1.07
                                       --------        --------          --------
DISTRIBUTIONS
  Net Investment Income ..............      --            (0.01)              --
  In Excess of Net Investment Income .      --            (0.00)+             --
  Net Realized Gain ..................    (0.68)          (0.01)              --
                                       --------        --------          --------
Total Distributions ..................    (0.68)          (0.02)              --
                                       --------        --------          --------
NET ASSET VALUE, END OF PERIOD ....... $  10.96        $  11.42          $  11.07
                                       ========        ========          ========
TOTAL RETURN (1) .....................     2.24%           3.39%            10.74%**
                                       ========        ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .... $ 42,607        $ 63,140          $ 69,572
Ratio of Expenses to
  Average Net Assets .................     2.41%           2.40%             2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............    (0.36%)         (0.32%)            0.13%
Portfolio Turnover Rate ..............       47%             40%                4%**

* COMMENCEMENT OF OPERATIONS
** NON-ANNUALIZED
+ AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-182

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $565,411,558, the aggregate gross unrealized appreciation is $68,389,201 and the aggregate gross unrealized depreciation is $54,480,810, resulting in net unrealized appreciation on long- and short-term investments of $13,908,391.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, perma-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

nent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $756,627 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $3,102 were reclassified from accumulated net investment loss to paid in capital in excess of par. A permanent difference of $373,964 related to a correction of the prior year net operating loss was reclassified from accumulated net investment income to paid in capital in excess of par. A permanent difference related to recognized currency gains totaling $929,509 was reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $2,086 related to a correction of prior year amounts was reclassified from paid in capital in excess of par to accumulated net realized gain.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS             % PER ANNUM
First $750 million ..............    1.00 of 1%
Next $500 million ...............     .95 of 1%
Over $1.25 billion ..............     .90 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              1.80%               2.55%

     For the period ended June 30, 2000, the Fund recognized expenses of $38,974 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $12,844 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $215,551 for Class A shares and deferred sales charges of $2,581,073 and $8,726 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $84,449 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                                   CONTINGENT DEFERRED SALES
                                  CHARGE ON ASSETS SUBJECT TO
                                         SALES CHARGE
                                  -----------------------------
YEAR OF REDEMPTION                   CLASS B       CLASS C
First .............................     5.00%         1.00%
Second ............................     4.00%          None
Third .............................     3.00%          None
Fourth ............................     2.50%          None
Fifth .............................     1.50%          None
Thereafter ........................      None          None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2000   JUNE 30, 1999*
                                                 -------------   ---------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................      17,302,482         7,057,000
     Distributions Reinvested ...............         336,380            60,000
     Redeemed ...............................     (16,969,125)       (7,666,000)
                                                --------------     -------------
   Net Increase/Decrease in
     Class A Shares Outstanding .............         669,737          (549,000)
                                                ==============     =============
   Dollars:
     Subscribed .............................   $ 188,823,212     $  76,578,000
     Distributions Reinvested ...............       3,521,901           652,000
     Redeemed ...............................    (185,892,793)      (82,720,000)
                                                --------------     -------------
   Net Increase/Decrease ....................   $   6,452,320     $  (5,490,000)
                                                ==============     =============
   Ending Paid in Capital ...................   $  74,820,756+    $  68,606,000+
                                                ==============     =============
CLASS B:
   Shares:
     Subscribed .............................       2,877,849         7,094,000
     Distributions Reinvested ...............       2,931,584           118,000
     Redeemed ...............................     (17,652,678)      (11,280,000)
                                                --------------     -------------
   Net Decrease in Class B Shares Outstanding     (11,843,245)       (4,068,000)
                                                ==============     =============
   Dollars:
     Subscribed .............................   $  30,744,324     $  75,705,000
     Distributions Reinvested ...............      30,429,833         1,280,000
     Redeemed ...............................    (188,036,986)     (120,388,000)
                                                --------------     -------------
   Net Decrease .............................   $(126,862,829)    $ (43,403,000)
                                                ==============     =============
   Ending Paid in Capital ...................   $ 399,141,563+    $ 527,856,000+
                                                ==============     =============
CLASS C:
   Shares:
     Subscribed .............................         330,119         1,344,000
     Distributions Reinvested ...............         295,694            13,000
     Redeemed ...............................      (2,264,840)       (2,112,000)
                                                --------------     -------------
   Net Decrease in Class C Shares Outstanding      (1,639,027)         (755,000)
                                                ==============     =============
   Dollars:
     Subscribed .............................   $   3,600,873     $  14,357,000
     Distributions Reinvested ...............       3,069,305           136,000
     Redeemed ...............................     (24,125,054)      (22,539,000)
                                                --------------     -------------
   Net Decrease .............................   $ (17,454,876)    $  (8,046,000)
                                                --------------     -------------
   Ending Paid in Capital ...................   $  38,623,984+    $  56,274,000+
                                                ==============     =============

*    Amounts rounded to the nearest (000).
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences-See Note 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $288,862,056 and sales of $470,381,415 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen International Magnum
Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                BY THE NUMBERS

YOUR FUND'S INVESTMENTS             THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                       PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                    REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE

COMMON STOCKS 90.4%
AUSTRALIA  1.9%
AMP Ltd. ................................................    6,750        $  68,534
Brambles Industries Ltd. ................................    3,500          107,312
Broken Hill Proprietary Co., Ltd. .......................   15,800          186,372
Commonwealth Bank of Australia ..........................   14,500          239,799
CSL Ltd. ................................................    3,000           59,190
Fosters Brewing Group Ltd. ..............................   57,100          160,284
Lend Lease Corp., Ltd. ..................................    8,350          106,264
Macquarie Corporate Telecommunications Holdings Ltd. (a)    68,200           83,502
National Australia Bank Ltd. ............................   18,350          305,749
News Corp., Ltd. ........................................   31,740          436,005
Normandy Mining Ltd. ....................................  142,200           76,436
Qantas Airways Ltd. .....................................   29,200           58,946
Rio Tinto Ltd. ..........................................   11,750          193,822
Solution 6 Holdings Ltd. (a) ............................   48,450           94,045
Telstra Corp., Ltd. .....................................   50,500          204,492
Westpac Banking Corp., Ltd. .............................   29,700          213,747
                                                                         ----------
                                                                          2,594,499
                                                                         ----------

BELGIUM  0.2%
Mobistar S.A. (a) .......................................    7,770          257,681
                                                                         ----------
DENMARK  0.1%
Tele Danmark A/S ........................................    2,285          153,636
                                                                         ----------
FINLAND  1.3%
Nokia Oyj ...............................................   27,760        1,415,219
Sampo Insurance Co., Ltd. 'A' ...........................    7,245          293,686
                                                                         ----------
                                                                          1,708,905
                                                                         ----------
FRANCE  9.0%
Alcatel .................................................   22,690        1,486,783
Aventis S.A. ............................................   33,981        2,477,822
AXA .....................................................    7,397        1,164,115
BNP Paribus .............................................    9,310          895,090
Castorama Dubois Investissement S.A. ....................      970          239,623
CNP Assurances ..........................................   22,490          765,798
Groupe Danone (a) .......................................    5,460          723,875
Michelin (C.G.D.E.) 'B' (Registered) ....................    9,860          316,084
Pernod-Ricard ...........................................    8,010          435,476
Sanofi-Synthelabo S.A. ..................................    4,400          209,416


SEE NOTES TO FINANCIAL STATEMENTS.     F-191

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
FRANCE (CONTINUED)
Schneider Electric S.A. .................................    9,960       $  693,487
Societe Television Francaise 1 (a) ......................    1,660          115,581
Thomson Multimedia (a) ..................................    3,250          210,169
Total Fina Elf S.A. 'B' .................................   15,113        2,315,009
                                                                        -----------
                                                                         12,048,328
                                                                        -----------
GERMANY  3.2%
Adidas-Salomon AG .......................................    5,320          292,274
BASF AG .................................................    7,225          292,875
Bayer AG ................................................    3,659          139,947
Bayerische Hypo-und Vereinsbank AG ......................    9,772          638,455
Bayerische Motoren Werke AG .............................    9,320          283,572
Deutsche Telekom AG .....................................   19,839        1,142,913
SAP AG ..................................................    3,850          581,664
Schering AG .............................................    4,860          264,453
Siemens AG ..............................................    3,440          514,471
Software AG .............................................    2,050          186,730
                                                                        -----------
                                                                          4,337,354
                                                                        -----------

HONG KONG  1.9%
Asia Satellite Telecommunications Holdings Ltd. .........   41,400          141,532
Cable & Wireless HKT Ltd. ...............................   94,000          206,799
Cathay Pacific Airways Ltd. .............................   52,700           97,686
Cheung Kong Holdings Ltd. ...............................   15,100          167,068
China Telecom Ltd. (a) ..................................   49,100          433,022
Hong Kong & China Gas Co., Ltd. .........................   98,000          109,999
HSBC Holdings plc .......................................   13,300          151,844
Hutchison Whampoa Ltd. ..................................   45,870          576,648
Li & Fung Ltd. ..........................................   57,200          286,165
SmarTone Telecommunications Holdings Ltd. ...............   22,400           49,567
Sun Hung Kai Properties Ltd. ............................   22,700          163,068
Swire Pacific Ltd. 'A' ..................................    9,000           52,646
Television Broadcasts Ltd. ..............................   15,000          100,058
                                                                        -----------
                                                                          2,536,102
                                                                        -----------

ITALY  2.6%
Banca Popolare di Bergamo S.p.A. ........................   28,940          534,944
ENI S.p.A. ..............................................  120,180          693,496
Marzotto (Gaetano) S.p.A. ...............................    9,970           81,305
Mediaset S.p.A ..........................................   18,100          276,220
Telecom Italia Mobile S.p.A .............................   31,500          321,478
Telecom Italia S.p.A. ...................................   82,090        1,127,481
UniCredito Italiano S.p.A. ..............................   83,660          399,772
                                                                        -----------
                                                                          3,434,696
                                                                        -----------


                                       F-192  SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE

JAPAN  28.1%
Aiwa Co., Ltd. ..........................................   14,000       $  223,958
Amada Co., Ltd. .........................................   62,000          525,696
Bank of Tokyo-Mitsubishi Ltd. ...........................    9,000          108,616
Canon, Inc. .............................................   25,000        1,243,582
Casio Computer Co., Ltd. ................................   48,000          538,132
Dai Nippon Printing Co., Ltd. ...........................   35,000          616,280
Daicel Chemical Industries Ltd. .........................   92,000          296,425
Daifuku Co., Ltd. .......................................   51,000          565,038
Daikin Industries Ltd. ..................................   44,000        1,021,810
FamilyMart Co., Ltd. ....................................   12,300          472,787
Fuji Machine Manufacturing Co. ..........................   13,700          718,913
Fuji Photo Film Co. .....................................   26,000        1,063,074
Fujitec Co., Ltd. .......................................   29,000          252,174
Fujitsu Ltd. ............................................   42,000        1,452,165
Furukawa Electric Co., Ltd. .............................   24,000          500,824
Hitachi Credit Corp. ....................................   31,300          846,305
Hitachi Ltd. ............................................   87,000        1,254,039
House Foods Corp. .......................................   11,000          169,956
Kaneka Corp. ............................................   65,000          715,860
Kurita Water Industries Ltd. ............................   26,000          571,953
Kyocera Corp. ...........................................    5,800          983,014
Kyudenko Co., Ltd. ......................................   25,000           75,133
Lintec Corp. ............................................   38,000          395,591
Matsushita Electric Industrial Co., Ltd. ................   44,000        1,139,950
Minebea Co., Ltd. .......................................   46,000          576,381
Mitsubishi Chemical Corp. ...............................   96,000          393,424
Mitsubishi Estate Co., Ltd. .............................   30,000          352,725
Mitsubishi Heavy Industries Ltd. ........................  136,000          602,195
Mitsubishi Logistics Corp. ..............................   10,000           90,442
Mitsumi Electric Co., Ltd. ..............................   26,000          955,297
NEC Corp. ...............................................   50,000        1,568,609
Nifco, Inc. .............................................   31,000          395,440
Nintendo Co., Ltd. ......................................    7,800        1,360,931
Nippon Meat Packers, Inc. ...............................   23,000          335,861
Nissan Motor Co., Ltd. ..................................   95,000          559,376
Nissei Sangyo Co., Ltd. .................................   13,000          189,835
Nissha Printing Co., Ltd. ...............................   20,000          138,113
NTT Corp. ...............................................       87        1,155,683
Ono Pharmaceutical Co., Ltd. ............................   17,000          728,720
Ricoh Co., Ltd. .........................................   55,000        1,163,267
Rinnai Corp. ............................................   13,900          309,704
Rohm Co. ................................................    3,000          876,160
Ryosan Co. ..............................................   15,000          339,159
Sangetsu Co., Ltd. ......................................    9,000          148,382


SEE NOTES TO FINANCIAL STATEMENTS.     F-193

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
JAPAN (CONTINUED)
Sankyo Co., Ltd. ........................................   30,000      $   676,904
Sanwa Shutter Corp. .....................................   55,000          178,247
Sekisui Chemical Co. ....................................   61,000          234,472
Sekisui House Ltd. ......................................   55,000          508,314
Shin-Etsu Polymer Co., Ltd. .............................   51,000          421,857
Sony Corp. ..............................................   14,200        1,324,415
Suzuki Motor Co., Ltd. ..................................   42,000          541,297
TDK Corp. ...............................................    9,000        1,292,195
Tokyo Electric Power Co. ................................   15,000          365,302
Toshiba Corp. ...........................................  119,000        1,341,966
Toyota Motor Corp. ......................................   16,000          728,061
Tsubakimoto Chain Co. ...................................   76,000          386,641
Yamaha Corp. ............................................   36,000          393,085
Yamanouchi Pharmaceutical Co., Ltd. .....................   20,000        1,090,960
                                                                        -----------
                                                                         37,474,695
                                                                        -----------
NETHERLANDS  4.7%
ABN Amro Holding N.V. ...................................    9,830          240,584
Akzo Nobel N.V. .........................................   15,965          677,619
ASM Lithography Holding N.V. (a) ........................    4,040          173,478
Buhrmann N.V. ...........................................   11,055          315,800
Fortis (NL) N.V. ........................................    9,470          275,400
Getronics N.V. ..........................................   13,660          210,416
Heineken N.V. ...........................................    3,450          209,776
ING Groep N.V. ..........................................   12,502          844,246
Koninklijke (Royal) Philips Electronics N.V. ............   42,350        1,995,431
Koninklijke KPN N.V. (a) ................................    8,280          369,996
Laurus N.V. .............................................   28,610          342,466
Royal Dutch Petroleum Co. ...............................    7,620          473,143
United Pan-Europe Communications N.V. 'A' (a) ...........    6,700          175,034
                                                                        -----------
                                                                          6,303,389
                                                                        -----------
NEW ZEALAND  0.1%
Telecom Corp. of New Zealand Ltd. .......................   28,500           99,612
                                                                        -----------

PORTUGAL  0.4%
Banco Comercial Portugues S.A. (Registered) .............   48,650          252,893
Telecel-Comunicacaoes Pessoais S.A. (a) .................   18,570          281,621
                                                                        -----------
                                                                            534,514
                                                                        -----------
SINGAPORE  1.4%
Chartered Semiconductor Manufacturing Ltd. (a) ..........   12,000          104,892
Chartered Semiconductor Manufacturing Ltd. ADR (a) ......      300           27,000
City Developments Ltd. ..................................   21,900           84,938
DBS Group Holdings Ltd. .................................   26,564          341,372
Keppel Corp. Ltd. .......................................   23,000           49,795



                                       F-194  SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
SINGAPORE (CONTINUED)
NatSteel Electronics Ltd. ...............................   21,000        $  64,428
Neptune Orient Lines Ltd. (a) ...........................   59,000           54,645
Oversea-Chinese Banking Corp., Ltd. (Foreign) ...........   15,800          108,839
Overseas Union Bank Ltd. (Foreign) ......................   11,124           43,144
Sembcorp Logistics Ltd. .................................   20,000          112,301
Singapore Airlines Ltd. (Foreign) .......................   12,000          118,784
Singapore Press Holdings Ltd. ...........................   12,000          187,554
Singapore Telecommunications Ltd. .......................   69,000          101,054
ST Assembly Test Services Ltd. (a) ......................   37,000           95,097
United Overseas Bank Ltd. (Foreign) .....................   18,896          123,603
Venture Manufacturing Ltd. ..............................   20,000          203,763
                                                                        -----------
                                                                          1,821,209
                                                                        -----------
SPAIN  2.2%
Amadeus Global Travel Distribution S.A. 'A' (a) .........   27,490          313,328
Banco Bilbao Vizcaya S.A. ...............................   32,290          481,991
Banco Popular Espanol S.A. ..............................    9,470          292,652
Endesa S.A. .............................................   23,440          453,624
Telefonica Publicidad e Informacion S.A. (a) ............    4,470           42,165
Telefonica S.A. (a) .....................................   62,553        1,342,416
                                                                        -----------
                                                                          2,926,176
                                                                        -----------

SWEDEN  4.1%
Assa Abloy AB 'B' .......................................   26,914          539,622
Autoliv, Inc. SDR .......................................   17,500          428,183
Ericsson LM AB 'B' ......................................   42,980          849,571
ForeningsSparbanken AB 'A' ..............................   24,230          354,063
Nordic Baltic Holding AB  ...............................  138,587        1,043,955
Scandic Hotels AB .......................................   22,260          267,281
Securitas AB 'B' ........................................   32,310          684,410
Skandia Forsakrings AB (a) ..............................    7,400          195,310
Svedala Industri AB .....................................   19,830          377,372
Svenska Cellulosa Free AB 'B' ...........................   11,720          222,372
Svenska Handelsbanken 'A' ...............................   32,740          474,708
Tele1 Europe Holding AB (a) .............................    4,350           53,217
                                                                        -----------
                                                                          5,490,064
                                                                        -----------
SWITZERLAND  6.1%
Adecco S.A. (Registered) ................................      450          381,912
Cie Financiere Richemont AG 'A' .........................      605        1,628,177
Givaudan (Registered) (a) ...............................      436          132,554
Holderbank Financiere Glarus AG 'B' (Bearer) ............      476          582,940
Nestle S.A. (Registered) ................................    1,215        2,429,107
Novartis AG (Registered) ................................      680        1,075,941
Roche Holding AG (Registered) ...........................       46          447,297


SEE NOTES TO FINANCIAL STATEMENTS.     F-195

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
SWITZERLAND (CONTINUED)
Schindler Holding AG (Registered) .......................      224      $   342,906
UBS AG (Registered) .....................................    7,370        1,078,581
                                                                        -----------
                                                                          8,099,415
                                                                        -----------
UNITED KINGDOM  23.1%
Allied Domecq plc .......................................  247,800        1,311,964
Allied Zurich plc .......................................   29,300          346,377
AstraZeneca Group plc ...................................   16,185          755,302
AstraZeneca Group plc ...................................   14,370          667,388
BAA plc .................................................   42,900          343,942
BAE SYSTEMS plc .........................................   60,700          378,302
Bank of Scotland ........................................   30,903          293,805
Barclays plc ............................................   42,400        1,053,795
BBA Group plc ...........................................   40,100          262,655
BG Group plc ............................................   94,958          613,355
Blue Circle Industries plc ..............................   60,300          389,035
BOC Group plc ...........................................   23,950          344,177
BP Amoco plc ............................................   77,700          745,183
British American Tobacco plc ............................   72,000          480,312
British Telecom plc .....................................  124,000        1,601,888
Cadbury Schweppes plc ...................................  109,200          716,910
Capital Radio plc .......................................    3,500           81,799
Centrica plc ............................................   74,440          248,295
Diageo plc ..............................................  112,337        1,007,697
Egg plc (a) .............................................   63,300          164,697
EMAP plc ................................................   12,100          194,568
GKN plc .................................................   20,200          257,591
Glaxo Wellcome plc ......................................   50,900        1,483,720
Granada Group plc .......................................  119,400        1,192,067
Great Universal Stores plc ..............................   89,020          572,307
Halma plc ...............................................   93,300          143,958
Imperial Tobacco Group plc ..............................   83,600          800,502
Kingfisher plc ..........................................   19,200          174,699
Lloyds TSB Group plc ....................................   30,100          284,121
Marconi plc .............................................   36,900          480,040
Prudential Corp. plc ....................................  102,100        1,495,043
Reckitt Benckiser plc ...................................  144,629        1,618,973
Reed International plc ..................................   38,700          336,613
Rentokil Initial plc ....................................  126,200          286,354
RMC Group plc ...........................................   16,400          213,351
Rolls-Royce plc .........................................  139,700          495,555
Sainsbury (J) plc .......................................   26,700          121,167
Scottish & Southern Energy plc ..........................   61,100          560,101
Shell Transport & Trading Co. plc .......................  159,365        1,329,508



                                       F-196  SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
UNITED KINGDOM (CONTINUED)
Smith & Nephew plc ......................................   34,444      $   127,132
SmithKline Beecham plc ..................................   47,000          614,988
Smiths Industries plc ...................................   22,700          295,309
SSL International plc ...................................   65,000          703,027
Telewest Communications plc (a) .........................   82,834          285,691
Tesco plc ...............................................   80,300          249,620
Vodafone AirTouch plc ...................................  792,338        3,200,179
Wolseley plc ............................................   49,600          266,356
Woolwich plc ............................................   51,100          216,244
WPP Group plc ...........................................   74,000        1,080,218
                                                                        -----------
                                                                         30,885,880
                                                                        -----------

TOTAL COMMON STOCKS
    (Cost $103,149,339) ..........................................      120,706,155
                                                                        -----------
PREFERRED STOCKS  1.3%
GERMANY  1.3%
Fresenius AG ............................................    3,085          706,486
Henkel KGaA .............................................   11,987          685,991
Hugo Boss AG ............................................    2,134          370,444
                                                                        -----------

TOTAL PREFERRED STOCKS
    (Cost $1,629,153) ............................................        1,762,921
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  91.7%
    (Cost $104,778,492) ..........................................      122,469,076
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS.     F-197

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                            PAR           MARKET
DESCRIPTION                                                VALUE           VALUE
SHORT-TERM INVESTMENT  7.9%
REPURCHASE AGREEMENT  7.9%

Chase Securities, Inc. 6.15%, dated                     $10,533,000
6/30/00, due 7/3/00, to be repurchased at $10,538,398,
collateralized by $11,760,000 U.S. Treasury Notes
4.75%, due 11/15/08, valued at $10,753,050
    (Cost $10,533,000) ..............................                  $ 10,533,000
                                                                       ------------


TOTAL INVESTMENTS IN SECURITIES  99.6%
    (Cost $115,311,492) ..........................................      133,002,076

FOREIGN CURRENCY  0.1%
    (Cost $78,492) ...............................................           78,444
                                                                       ------------

TOTAL INVESTMENTS  99.7%
    (Cost $115,389,984) ..........................................      133,080,520

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3% ......................          426,328
                                                                       ------------

NET ASSETS (100%) ................................................     $133,506,848
                                                                       ------------
                                                                       ------------

(a) - NON-INCOME PRODUCING SECURITY

ADR - AMERICAN DEPOSITARY RECEIPT

SDR - SWEDISH DEPOSITARY RECEIPT


                                       F-198   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

             SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                 PERCENT OF
         INDUSTRY                                VALUE           NET ASSETS
         Consumer Discretionary ...........  $ 20,334,678           15.2%
         Information Technology ...........    18,586,534           13.9
         Financials .......................    18,020,331           13.5
         Industrials ......................    13,594,940           10.2
         Consumer Staples .................    13,347,467           10.0
         Telecommunication Services .......    12,361,271            9.2
         Health Care ......................    12,088,747            9.1
         Materials ........................     6,228,093            4.6
         Energy ...........................     5,556,339            4.2
         Utilities ........................     2,350,676            1.8
                                             ------------           ----
                                             $122,469,076           91.7%
                                             ------------           ----
                                             ------------           ----


SEE NOTES TO FINANCIAL STATEMENTS      F-199

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $115,311,492) ................................  $133,002,076
Foreign Currency (Cost $78,492) .........................................        78,444
Margin Deposit on Futures ...............................................     1,063,546
Receivable for:
  Fund Shares Sold ......................................................     1,814,379
  Investments Sold ......................................................       473,173
  Dividends .............................................................       203,582
  Foreign Withholding Tax Reclaim .......................................        62,476
  Interest ..............................................................         1,842
Net Unrealized Gain on Foreign Currency Exchange Contracts ..............        25,377
Other ...................................................................        10,141
                                                                           ------------
    Total Assets ........................................................   136,735,036
                                                                           ------------

LIABILITIES:
Payable for:
  Investments Purchased .................................................     1,873,449
  Fund Shares Redeemed ..................................................       635,771
  Bank Overdraft ........................................................       199,178
  Investment Advisory Fees ..............................................       112,966
  Distribution Fees .....................................................       103,573
  Variation Margin of Futures Contracts .................................        92,038
  Custody Fees ..........................................................        56,408
  Shareholder Reporting Expense .........................................        44,933
  Professional Fees .....................................................        33,662
  Directors' Fees and Expenses ..........................................        31,789
  Administrative Fees ...................................................        30,704
  Transfer Agent Fees ...................................................        12,521
Other ...................................................................         1,196
                                                                           ------------
    Total Liabilities ...................................................     3,228,188
                                                                           ------------
NET ASSETS ..............................................................  $133,506,848
                                                                           ------------
                                                                           ------------

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)..  $      8,631
Paid in Capital in Excess of Par ........................................   116,238,154
Net Unrealized Appreciation on Investments,
  Foreign Currency Translations and Futures .............................    17,603,066
Accumulated Net Realized Gain ...........................................       163,162
Accumulated Net Investment Loss .........................................      (506,165)
                                                                           ------------
NET ASSETS ..............................................................  $133,506,848
                                                                           ------------
                                                                           ------------

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $62,699,511 and 4,023,896 Shares Outstanding) ....................  $      15.58
                                                                           ------------
                                                                           ------------
    Maximum Sales Charge ................................................          5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100% - maximum sales charge)) .........................   $     16.53
                                                                           ------------
                                                                           ------------

  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $55,572,512 and 3,619,532 Shares Outstanding)* ...................  $      15.35
                                                                           ------------
                                                                           ------------

  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $15,234,825 and 987,453 Shares Outstanding)* .....................  $      15.43
                                                                           ------------
                                                                           ------------

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       F-200   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...............................................................  $  1,873,752
Interest ................................................................       408,240
Less Foreign Taxes Withheld .............................................      (106,022)
                                                                           ------------
    Total Income ........................................................     2,175,970
                                                                           ------------
EXPENSES:
Investment Advisory Fees ................................................       930,786
Distribution Fees (Attributed to Classes A, B and C of $124,816, $514,434
  and $149,447, respectively) ...........................................       788,697
Administrative Fees .....................................................       316,241
Shareholder Reports .....................................................       122,977
Custodian Fees ..........................................................       106,507
Transfer Agent Fees .....................................................        66,942
Professional Fees .......................................................        43,974
Filing and Registration Fees ............................................        37,789
Directors' Fees and Expenses ............................................        25,219
Amortization of Organizational Costs ....................................         6,890
Other ...................................................................         4,211
                                                                           ------------
    Total Expenses ......................................................     2,450,233
    Less Expense Reductions .............................................       (22,526)
                                                                           ------------
    Net Expenses ........................................................     2,427,707
                                                                           ------------
NET INVESTMENT LOSS .....................................................  $   (251,737)
                                                                           ------------
                                                                           ------------
NET REALIZED GAIN/LOSS ON:
Investments .............................................................  $  6,400,555
Foreign Currency Transactions ...........................................      (263,408)
Futures .................................................................       189,505
                                                                           ------------
Net Realized Gain .......................................................     6,326,652
                                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...............................................     8,067,691
                                                                           ------------
  End of the Period:
    Investments .........................................................    17,690,584
    Foreign Currency Translations .......................................        (5,139)
    Futures .............................................................       (82,379)
                                                                           ------------
                                                                             17,603,066
                                                                           ------------
Net Change in Unrealized Appreciation/Depreciation During the Period ....     9,535,375
                                                                           ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .............................................   $15,862,027
                                                                           ------------
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................   $15,610,290
                                                                           ------------
                                                                           ------------


SEE NOTES TO FINANCIAL STATEMENTS      F-201

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000     JUNE 30, 1999*
                                                         -------------     --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ............................  $   (251,737)     $      6,000
Net Realized Gain/Loss ................................     6,326,652        (6,851,000)
Net Change in Unrealized Appreciation/Depreciation ....     9,535,375        (2,182,000)
                                                         ------------      ------------
Net Increase/Decrease in Net Assets
   Resulting from Operations ..........................    15,610,290        (9,027,000)
                                                         ------------      ------------
DISTRIBUTIONS:
Net Investment Income:
  Class A .............................................            --        (1,075,000)
  Class B .............................................            --          (551,000)
  Class C .............................................            --          (161,000)
In Excess of Net Investment Income:
  Class A .............................................            --           (14,000)
  Class B .............................................            --            (7,000)
  Class C .............................................            --            (2,000)
                                                         ------------      ------------
                                                                   --        (1,810,000)
                                                         ------------      ------------
IN EXCESS OF NET REALIZED GAIN:
  Class A .............................................            --          (709,000)
  Class B .............................................            --          (611,000)
  Class C .............................................            --          (179,000)
                                                         ------------      ------------
                                                                   --        (1,499,000)
                                                         ------------      ------------
Net Decrease in Net Assets Resulting from Distributions            --        (3,309,000)
                                                         ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................   122,915,121        79,794,000
Distributions Reinvested ..............................            --         2,837,000
Redeemed ..............................................  (112,874,498)      (96,317,000)
                                                         ------------      ------------
Net Increase/Decrease in Net Assets Resulting from
  Capital Share Transactions ..........................    10,040,623       (13,686,000)
                                                         ------------      ------------
Total Increase/Decrease in Net Assets .................    25,650,913       (26,022,000)
NET ASSETS--Beginning of Period .......................   107,855,935       133,878,000
                                                         ------------      ------------
NET ASSETS--End of Period (Including accumulated/
  distributions in excess of net investment
  income/loss of $(506,165) and $(23,000),
  respectively) ....................................... $ 133,506,848      $107,856,000
                                                         ------------      ------------
                                                         ------------      ------------

* AMOUNTS ROUNDED TO THE NEAREST (000).


                                       F-202   SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                      -------------------------------------         JULY 1, 1996* TO
Class A Shares                        2000#           1999#        1998#             JUNE 30, 1997
                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
        OF PERIOD ..................  $   13.57       $  14.85     $  13.91           $   12.00
                                      ---------       --------     --------           ---------
INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income ......       0.04           0.05         0.17                0.17
        Net Realized and
                Unrealized Gain/Loss       1.97          (0.91)        0.96                1.88
                                      ---------       --------     --------           ---------

Total From Investment Operations ...       2.01          (0.86)        1.13                2.05
                                      ---------       --------     --------           ---------
DISTRIBUTIONS
        Net Investment Income ......         --          (0.25)       (0.18)              (0.13)
        In Excess of Net Investment
                Income .............         --          (0.01)          --                  --
        Net Realized Gain ..........         --             --        (0.01)              (0.01)
        In Excess of Net Realized Gain       --          (0.16)          --                  --
                                      ---------       --------     --------           ---------
Total Distributions ................         --          (0.42)       (0.19)              (0.14)
                                      ---------       --------     --------           ---------
NET ASSET VALUE, END OF PERIOD .....  $   15.58       $  13.57     $  14.85           $   13.91
                                      ---------       --------     --------           ---------
                                      ---------       --------     --------           ---------
TOTAL RETURN (1) ...................      14.81%         (5.54%)       8.32%              17.30%**
                                      ---------       --------     --------           ---------
                                      ---------       --------     --------           ---------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..   $ 62,699        $45,573      $66,817            $ 21,961
Ratio of Expenses to Average
        Net Assets .................       1.65%          1.65%        1.65%               1.65%
Ratio of Net Investment Income
        to Average Net Assets ......       0.26%          0.37%        1.19%               1.39%
Portfolio Turnover Rate ............         66%            70%          35%                 22%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
        During the Period
        Per Share Benefit to
                Net Investment Income      $0.00+        $0.00+       $0.02               $0.11
Ratios Before Expense Reductions:
        Expenses to Average Net Assets      1.68%         1.71%        1.82%               2.50%
        Net Investment Income to
                Average Net Assets..        0.23%         0.33%        1.02%               0.52%
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-203

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                         -------------------------------------         JULY 1, 1996* TO
CLASS B SHARES                           2000#           1999#        1998#             JUNE 30, 1997
                                         --------------------------------------------------------------

NET ASSET VALUE, BEGINNING
        OF PERIOD .....................  $   13.47       $  14.72     $  13.84         $   12.00
                                         ---------       --------     --------           ---------


INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income/Loss ....      (0.08)         (0.04)        0.05              0.10
        Net Realized and
                Unrealized Gain/Loss ..       1.96          (0.90)        0.97              1.85
                                         ---------       --------     --------           ---------

Total From Investment Operations ......       1.88          (0.94)        1.02              1.95
                                         ---------       --------     --------           ---------

DISTRIBUTIONS
        Net Investment Income .........         --          (0.15)       (0.13)            (0.10)
        In Excess of Net Investment
                Income ................         --          (0.00)+         --                --
        Net Realized Gain .............         --             --        (0.01)            (0.01)
        In Excess of Net Realized Gain          --          (0.16)          --                --
                                         ---------       --------     --------           ---------
Total Distributions ...................         --          (0.31)       (0.14)            (0.11)
                                         ---------       --------     --------           ---------
NET ASSET VALUE, END OF PERIOD ........  $   15.35       $  13.47     $  14.72         $   13.84
                                         ---------       --------     --------           ---------
                                         ---------       --------     --------           ---------
TOTAL RETURN (1) ......................      14.12%         (6.28%)       7.55%            16.40%**
                                         ---------       --------     --------           ---------
                                         ---------       --------     --------           ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....  $  55,573        $48,096       $51,541         $ 18,215
Ratio of Expenses to Average
        Net Assets ....................       2.40%          2.40%         2.40%            2.40%
Ratio of Net Investment Income/
        Loss to Average Net Assets ....      (0.55%)        (0.33%)        0.40%            0.54%
Portfolio Turnover Rate ...............         66%            70%           35%              22%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
        During the Period
        Per Share Benefit to Net
                Investment Income/Loss        $0.00+        $0.00+        $0.02            $0.17
Ratios Before Expense Reductions:
        Expenses to Average Net Assets         2.43%         2.46%         2.57%            3.34%
        Net Investment Income/Loss to
                Average Net Assets.....       (0.58%)       (0.37%)        0.23%           (0.42%)
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-204   SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                         -------------------------------------         JULY 1, 1996* TO
CLASS C SHARES                           2000#           1999#        1998#             JUNE 30, 1997
                                         --------------------------------------------------------------

NET ASSET VALUE, BEGINNING
        OF PERIOD ....................   $  13.52        $  14.78      $ 13.83         $  12.00
                                        ---------        --------     --------         ---------

INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income/Loss ...      (0.09)          (0.03)        0.05             0.06
        Net Realized and
                Unrealized Gain/Loss .       2.00           (0.92)        0.99             1.88
                                        ---------        --------     --------         ---------
Total From Investment Operations .....       1.91           (0.95)        1.04             1.94
                                        ---------        --------     --------         ---------
DISTRIBUTIONS
        Net Investment Income ........         --           (0.15)       (0.08)           (0.10)
        In Excess of Net Investment
                Income ...............         --           (0.00)+         --               --
        Net Realized Gain ............         --              --        (0.01)           (0.01)
        In Excess of Net Realized Gain         --           (0.16)          --               --
                                        ---------        --------     --------         ---------
Total Distributions ..................         --           (0.31)       (0.09)           (0.11)
                                        ---------        --------     --------         ---------
NET ASSET VALUE, END OF PERIOD .......  $   15.43        $  13.52     $  14.78         $  13.83
                                        ---------        --------     --------         ---------
                                        ---------        --------     --------         ---------
TOTAL RETURN (1) .....................      14.13%          (6.25%)       7.55%           16.27%**
                                        ---------        --------     --------         ---------
                                        ---------        --------     --------         ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....  $  15,235         $14,187      $15,520         $  9,156
Ratio of Expenses to Average
        Net Assets ...................       2.40%           2.40%        2.40%            2.40%
Ratio of Net Investment Income/
        Loss to Average Net Assets ...      (0.58%)         (0.26%)       0.36%            0.29%
Portfolio Turnover Rate ..............         66%             70%          35%              22%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
        During the Period
        Per Share Benefit to Net
                Investment Income/Loss      $0.00+          $0.00+       $0.02            $0.21
Ratios Before Expense Reductions:
        Expenses to Average Net Assets       2.43%           2.46%        2.56%            3.45%
        Net Investment Income/Loss to
                Average Net Assets ...      (0.61%)         (0.30%)       0.20%           (0.77%)
--------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
+   AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-205

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending June 30, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $116,762,301, the aggregate gross unrealized appreciation is $22,098,804 and the aggregate gross unrealized depreciation is $5,859,029, resulting in net unrealized appreciation on long- and short-term investments of $16,239,775.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $72,317 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $263,408 was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences relating to a correction of prior year amounts were reclassified from accumulated net investment loss ($40,317) and accumulated net realized gain ($4,118) to paid in capital in excess of par.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million ............................................  .80 of 1%
Next $500 million .............................................  .75 of 1%
Over $1 billion ...............................................  .70 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.65%                      2.40%

     For the period ended June 30, 2000, the Adviser voluntarily waived $22,526 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $7,646 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $7,069 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $377,770 for Class A shares and deferred sales charges of $158,844 and $1,943 for Class B shares and Class C shares, respectively.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $14,525 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                      CLASS B       CLASS C
First .............................................      5.00%         1.00%
Second ............................................      4.00%         None
Third .............................................      3.00%         None
Fourth ............................................      2.50%         None
Fifth .............................................      1.50%         None
Thereafter ........................................      None          None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                               YEAR ENDED         YEAR ENDED
                                                              JUNE 30, 2000     JUNE 30, 1999*
                                                              -------------     --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..........................................      6,712,665           1,848,000
     Distributions Reinvested ............................             --             120,000
     Redeemed ............................................     (6,047,347)         (3,110,000)
                                                            -------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding ...        665,318          (1,142,000)
                                                            -------------       -------------
                                                            -------------       -------------

   Dollars:
     Subscribed ..........................................  $ 100,786,852       $  24,712,000
     Distributions Reinvested ............................             --           1,503,000
     Redeemed ............................................    (90,737,489)        (40,959,000)
                                                            -------------       -------------
   Net Increase/Decrease .................................  $  10,049,363       $ (14,744,000)
                                                            -------------       -------------
                                                            -------------       -------------
   Ending Paid in Capital ................................  $  55,629,922+      $  46,134,000+
                                                            -------------       -------------
                                                            -------------       -------------
CLASS B:
   Shares:
     Subscribed ..........................................      1,037,074           1,344,000
     Distributions Reinvested ............................             --              84,000
     Redeemed ............................................       (989,365)         (1,357,000)
                                                             ------------       -------------
   Net Increase in Class B Shares Outstanding ............         47,709              71,000
                                                             ------------       -------------
                                                             ------------       -------------
   Dollars:
     Subscribed ..........................................   $ 15,371,099    $ $   17,633,000
     Distributions Reinvested ............................             --           1,048,000
     Redeemed ............................................    (14,491,163)        (17,469,000)
                                                             ------------       -------------
   Net Increase ..........................................     $  879,936       $   1,212,000
                                                             ------------       -------------
                                                             ------------       -------------
   Ending Paid in Capital ................................   $ 48,343,566+      $  48,048,000+
                                                             ------------       -------------
                                                             ------------       -------------
CLASS C:
   Shares:
     Subscribed ..........................................        459,208           2,928,000
     Distributions Reinvested ............................             --              23,000
     Redeemed ............................................       (521,018)         (2,952,000)
                                                             ------------       -------------
   Net Decrease in Class C Shares Outstanding ............        (61,810)             (1,000)
                                                             ------------       -------------
                                                             ------------       -------------
   Dollars:
     Subscribed ..........................................   $  6,757,170       $  37,449,000
     Distributions Reinvested ............................             --             286,000
     Redeemed ............................................     (7,645,846)        (37,889,000)
                                                             ------------       -------------
   Net Decrease ..........................................   $   (888,676)      $    (154,000)
                                                             ------------       -------------
                                                             ------------       -------------
   Ending Paid in Capital ................................   $ 12,301,179+      $  13,362,000+
                                                             ------------       -------------
                                                             ------------       -------------

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1F.

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2000, the Portfolio made purchases of $70,908,077 and sales of $71,880,451 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                   UNREALIZED
                                      CURRENT           APPRECIATION/
         FORWARD CURRENCY CONTRACTS    VALUE            DEPRECIATION
         LONG CONTRACTS:
         British Pound, 1,371,070,
            expiring 9/18/00        $2,077,158             $ 8,927
         Euro, 2,302,507,
            expiring 9/18/00         2,207,094              25,604
         Japanese Yen, 158,969,000,
            expiring 9/18/00         1,519,682              (9,154)
                                    ----------             --------
                                    $5,803,934             $25,377
                                    ----------             --------
                                    ----------             --------

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. These contracts are generally used to manage the porfolio's effective maturity and duration.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of realized gain or loss associated with a futures contract may exceed the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the period ended June 30, 2000, were as follows:

                                                                 CONTRACTS
Outstanding at June 30, 1999 ..................................       0
Futures Opened ................................................     380
Futures Closed ................................................    (326)
                                                                 ------
Outstanding at June 30, 2000 ..................................      54
                                                                 ------
                                                                 ------

     The futures contracts outstanding as of June 30, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                             CONTRACTS      DEPRECIATION
         LONG CONTRACTS:
         CAC 40 Index - September 2000
            (Current notional value
            $6,492 per contract)                16            $(24,570)
         DAX Index - September 2000
            (Current notional value
            $6,950 per contract)                 6             (46,056)
         FTSE 100 Index - September 2000
            (Current notional value
            $6,357 per contract)                21             (44,642)
         MIB 30 Index - September 2000
            (Current notional value
            $46,950 per contract)                2              (2,407)
         TOPIX Index - September 2000
            (Current notional value
            $6,357 per contract)                 9              35,296
                                               ---            --------
                                                54            $(82,379)
                                               ---            --------
                                               ---            --------

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Latin American Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS           THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                     PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                  REPORTING PERIOD.

                                                                               MARKET
DESCRIPTION                                                     SHARES          VALUE
COMMON STOCKS 74.1%
ARGENTINA  3.5%
Banco Rio de La Plata ADR.............................            20,015     $   292,719
Quilmes Industrial (Quinsa) ADR.......................            70,595         785,369
Telecom Argentina ADR.................................            48,603       1,336,583
                                                                             -----------
                                                                               2,414,671
                                                                             -----------
BRAZIL  19.1%
Aracruz Celulose S.A. ADR.............................            38,725         747,877
Banco Bradesco ADR....................................            19,300         167,970
CEMIG ADR (c).........................................               835          14,446
CEMIG ADR.............................................            16,753         289,842
Cia Cervejaria Brahma ADR.............................            27,648         470,016
Cia Electric de Est Rio Janeiro (a)...................     1,649,059,000         640,056
Cia Paranaense de Energia ADR.........................               170           1,583
Cia Siderurgica Nacional..............................        25,798,300         809,353
Cia Siderurgica Nacional ADR..........................             4,800         147,900
Coteminas.............................................         2,457,800         142,957
Coteminas ADR (c).....................................            22,545          65,547
CVRD 'A'..............................................             5,000         124,730
CVRD ADR..............................................            34,190         965,867
Eletrobras ADR........................................            50,545         557,577
Eletrobras ADR........................................             5,440          55,336
Eletrobras S.A........................................        14,772,463         303,067
Embratel Participacoes 'A' ADR........................            48,120       1,136,835
Gerdau ADR............................................             6,200          78,663
Lojas Arapau S.A. ADR (a).............................            10,410             --
Petrobras.............................................             9,400         273,113
Petrobras ADR.........................................            40,958       1,237,403
Rossi Residencial S.A. GDR (c)........................           226,692         226,692
Tele Centro Sul ADR...................................             2,580         188,501
Tele Leste Celular ADR................................               960          42,480
Tele Nordeste Celular ADR.............................             1,500         103,875
Tele Norte Leste ADR..................................            58,957       1,392,859
Telesp Celular ADR....................................            42,215       1,894,398
Unibanco GDR..........................................            28,130         808,737
Usiminas ADR..........................................               550           2,546
Vale Do Rio Doce ADR (a)..............................            31,997              --
Votorantim Celulose e Papel S.A. ADR..................            15,740         289,223
                                                                             -----------
                                                                              13,179,449
                                                                             -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-216

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                               MARKET
DESCRIPTION                                                     SHARES          VALUE
CHILE  6.5%
Banco de A. Edwards ADR (a)...........................            31,152     $   420,552
Banco Santander ADR...................................             5,599          89,584
Banco Santiago ADR....................................            12,350         220,756
CCU ADR...............................................            25,386         575,945
Chilectra ADR.........................................            48,376         765,042
Cia Telecom ADR.......................................            51,370         931,081
D & S ADR.............................................            17,180         298,502
Endesa ADR............................................            22,107         244,559
Enersis ADR (a).......................................            30,260         603,309
Quinenco ADR..........................................            22,909         223,363
Santa Isabel ADR......................................            17,778         138,891
                                                                             -----------
                                                                               4,511,584
                                                                             -----------
COLOMBIA  0.2%
Bavaria...............................................            39,991         125,904
Valores Bavaria.......................................                 1               1
                                                                             -----------
                                                                                 125,905
                                                                             -----------
MEXICO  43.4%
Alfa S.A. 'A'.........................................           360,751         826,595
Banacci 'L' (a).......................................           154,310         624,045
Banacci 'O' (a).......................................           179,978         768,082
Carso Global Telecom 'A1' (a).........................           365,368       1,039,507
Cemex CPO.............................................           266,286       1,248,702
Cemex CPO ADR.........................................            67,614       1,580,477
Corp.Interamericana de Entretenimiento S.A. 'B' (a)...            80,800         316,090
Empresas ICA S.A. (a).................................           116,665          32,955
Empresas ICA S.A. ADR (a).............................            31,771          53,614
FEMSA (a).............................................           165,762         707,413
FEMSA ADR (a).........................................            37,241       1,603,690
Grupo Carso 'A1' (a)..................................           202,825         719,259
Grupo Financiero Bancomer S.A. de C.V. 'O' (a)........         1,458,700         741,096
Grupo Financiero Banorte S.A. de C.V. 'O' (a).........           284,298         392,872
Grupo Industrial Bimbo S.A. de C.V. 'A'...............            69,595         109,610
Grupo Mexico S.A. 'B' (a).............................            73,020         205,523
Grupo Modelo S.A. 'C'.................................           218,788         490,197
Grupo Sanborns S.A. 'B1' (a)..........................            79,975         128,396
Grupo Televisa S.A. GDR (a)...........................            42,685       2,942,597
Kimberly 'A'..........................................           572,346       1,628,379
Panamerican Beverages, Inc. 'A'.......................            14,200         212,112
Pepsi-Gemex S.A. GDR (a)..............................            15,000          66,562
Seminis, Inc. 'A' (a).................................            21,145          55,506
Soriana 'B' (a).......................................           126,735         504,802


                                       F-217   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                               MARKET
DESCRIPTION                                                     SHARES          VALUE
MEXICO (CONTINUED)
StarMedia Network, Inc. (a)...........................            13,775     $   260,003
TAMSA ADR.............................................            18,882         261,988
Telmex ADR............................................           176,288      10,070,452
Vitro ADR.............................................            45,458         144,897
Wal-Mart de Mexico S.A. de C.V. ADR (a)...............             7,448         174,790
Wal-Mart de Mexico S.A. de C.V. 'C'...................           436,105       1,005,902
Wal-Mart de Mexico S.A. de C.V. 'V'...................           418,878         983,192
                                                                             -----------
                                                                              29,899,305
                                                                             -----------
VENEZUELA  1.4%
CANTV ADR.............................................            35,535         966,108
                                                                             -----------
TOTAL COMMON STOCKS (Cost $50,702,815)................                        51,097,022
                                                                             -----------
PREFERRED STOCKS  22.5%
BRAZIL  22.5%
Banco Bradesco........................................        88,206,017         767,860
Banco Nacional S.A. (a,b).............................         8,115,000             225
Brahma................................................           278,000         235,841
Celular CRT 'A'.......................................         4,918,074       2,154,299
CEMIG.................................................        23,251,919         406,119
Copel 'B'.............................................        90,459,450         852,681
CRT (a)...............................................         2,248,974         760,673
CVRD .................................................            36,762       1,037,530
Eletrobras `B'........................................        11,536,500         255,230
Embratel Participacoes 'A'............................        46,647,000       1,114,769
Gerdau................................................        48,843,134         595,813
Globex Utilidades S.A.................................             6,576          61,986
Itaubanco.............................................         8,835,410         776,497
Itausa S.A............................................           506,225         491,208
Lojas Arapua S.A. (a).................................        19,195,300             --
Petrobras.............................................            55,820       1,686,826
Tele Centro Sul.......................................        28,311,454         409,719
Tele Leste Celular (a)................................       273,142,034         242,322
Tele Norte Celular....................................       241,743,800         245,297
Tele Norte Leste......................................        49,552,602       1,160,853
Telebras ADR..........................................            17,450       1,694,831
Telesp Celular........................................        18,519,589         334,759
Usiminas 'A'..........................................            43,700         202,083
                                                                             -----------
TOTAL PREFERRED STOCKS (Cost $11,964,894) ..............................      15,487,421
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  96.6%
    (Cost $62,667,709) .................................................      66,584,443
                                                                             -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-218

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                PAR            MARKET
DESCRIPTION                                                    VALUE            VALUE

SHORT-TERM INVESTMENT  1.6%
REPURCHASE AGREEMENT  1.6%
Chase Securities, Inc. 6.15%, dated 6/30/00, due 7/3/00,      $1,125,000
to be repurchased at $1,125,577, collateralized by
$1,195,000 U.S. Treasury Notes 5.50%, due 5/15/09,
valued at $1,151,681
    (Cost $1,125,000)....................................................    $ 1,125,000
                                                                             -----------
TOTAL INVESTMENTS IN SECURITIES  98.2%
    (Cost $63,792,709)...................................................     67,709,443
FOREIGN CURRENCY  0.3%
    (Cost $166,445)......................................................        167,810
                                                                             -----------
TOTAL INVESTMENTS  98.5%
    (Cost $63,959,154)...................................................     67,877,253
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%..............................      1,054,850
                                                                             -----------
NET ASSETS  100%.........................................................    $68,932,103
                                                                             ===========


(a)  NON-INCOME PRODUCING SECURITY

(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c)  144A SECURITY--CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

ADR  AMERICAN DEPOSITARY RECEIPT

CPO  CERTIFICATE OF PARTICIPATION

GDR  GLOBAL DEPOSITARY RECEIPT



       SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                             PERCENT OF
INDUSTRY                                      VALUE          NET ASSETS
Telecommunication Services............    $27,220,199           39.5%
Materials.............................      9,809,562           14.2
Consumer Discretionary................      6,326,259            9.2
Finance...............................      6,297,688            9.1
Consumer Staples......................      5,875,561            8.5
Utilities.............................      4,988,847            7.2
Energy................................      3,197,342            4.7
Industrials...........................      2,608,982            3.8
Information Technology................        260,003            0.4
                                          -----------           ----
                                          $66,584,443           96.6%
                                          ===========           ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       F-219   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $63,792,709).......    $ 67,709,443
Foreign Currency (Cost $166,445).............................         167,810
Cash.........................................................         230,046
Receivable for:
  Investments Sold...........................................       1,624,296
  Dividends..................................................         149,495
  Fund Shares Sold...........................................          46,904
  Interest...................................................             192
Other........................................................          12,728
                                                                 ------------
    Total Assets.............................................      69,940,914
                                                                 ------------
LIABILITIES:
Payable for:
  Investments Purchased......................................         621,092
  Fund Shares Redeemed.......................................          82,990
  Investment Advisory Fees...................................          63,582
  Distribution Fees..........................................          60,447
  Shareholder Reporting Expense..............................          44,184
  Custody Fees...............................................          42,582
  Professional Fees..........................................          34,707
  Directors' Fees and Expenses...............................          30,549
  Administrative Fees........................................          14,875
  Transfer Agent Fees........................................           8,279
  Deferred Country Tax.......................................           5,524
                                                                 ------------
    Total Liabilities........................................       1,008,811
                                                                 ------------
NET ASSETS...................................................    $ 68,932,103
                                                                 ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000)..................................    $      4,926
Paid in Capital in Excess of Par.............................      86,406,340
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations..........................       3,911,624
Accumulated Net Investment Loss..............................        (132,846)
Accumulated Net Realized Loss................................     (21,257,941)
                                                                 ------------
NET ASSETS...................................................    $ 68,932,103
                                                                 ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $38,524,877 and 2,704,916
    Shares Outstanding)......................................    $      14.24
                                                                 ============
    Maximum Sales Charge.....................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge))..........    $      15.11
                                                                 ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $19,635,121 and 1,433,708
    Shares Outstanding)*.....................................    $      13.70
                                                                 ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $10,772,105 and 786,981
    Shares Outstanding)*.....................................    $      13.69
                                                                 ============


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-220

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends.....................................................     $1,385,231
Interest......................................................        115,664
Less Foreign Taxes Withheld...................................         (2,633)
                                                                   ----------
    Total Income..............................................      1,498,262
                                                                   ----------
EXPENSES:
Investment Advisory Fees......................................        759,197
Distribution Fees (Attributed to Classes A, B and C of
  $79,172, $188,684 and $103,001, respectively)...............        370,857
Administrative Fees...........................................        160,375
Shareholder Reports...........................................        112,978
Custodian Fees................................................         69,767
Transfer Agent Fees...........................................         48,126
Country Tax Expense...........................................         41,417
Professional Fees.............................................         38,775
Filing and Registration Fees..................................         35,244
Directors' Fees and Expenses..................................         24,306
Other.........................................................          3,024
                                                                   ----------
    Total Expenses............................................      1,664,066
    Less Expense Reductions...................................       (125,821)
                                                                   ----------
    Net Expenses..............................................      1,538,245
                                                                   ----------
NET INVESTMENT LOSS...........................................     $  (39,983)
                                                                   ==========
NET REALIZED GAIN/LOSS ON:
Investments...................................................     $7,162,580
Foreign Currency Transactions.................................       (119,165)
                                                                   ----------
Net Realized Gain.............................................      7,043,415
                                                                   ----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period.....................................      1,156,193
                                                                   ----------
  End of the Period:
    Investments...............................................      3,916,734
    Foreign Currency Translations.............................         (5,110)
                                                                   ----------
                                                                    3,911,624
                                                                   ----------
Net Change in Unrealized Appreciation/Depreciation............      2,755,431
                                                                   ----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION........................     $9,798,846
                                                                   ==========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     $9,758,863
                                                                   ==========


                                       F-221   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2000

                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2000   JUNE 30, 1999*
                                                 -------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss.....................    $  (39,983)   $    353,000
Net Realized Gain/Loss.........................     7,043,415     (18,696,000)
Net Change in Unrealized
  Appreciation/Depreciation....................     2,755,431      14,496,000
                                                 ------------    ------------
Net Increase/Decrease in Net Assets
  Resulting from Operations....................     9,758,863      (3,847,000)
                                                 ------------    ------------
DISTRIBUTIONS:
Net Investment Income:
  Class A......................................            --        (120,000)
  Class B......................................            --         (17,000)
  Class C......................................            --         (10,000)
In Excess of Net Investment Income:
  Class A......................................            --        (182,000)
  Class B......................................            --         (26,000)
  Class C......................................            --         (15,000)
                                                 ------------    ------------
                                                           --        (370,000)
                                                 ------------    ------------
In Excess of Net Realized Gain:
  Class A......................................            --        (153,000)
  Class B......................................            --        (100,000)
  Class C......................................            --         (57,000)
                                                 ------------    ------------
                                                           --        (310,000)
                                                 ------------    ------------
Net Decrease in Net Assets Resulting from
  Distributions................................            --        (680,000)
                                                 ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Subscribed...................................    36,177,962      37,085,000
  Distributions Reinvested.....................            --         580,000
  Redeemed.....................................   (40,100,838)    (53,264,000)
                                                 ------------    ------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions.................    (3,922,876)    (15,599,000)
                                                 ------------    ------------
  Total Increase/Decrease in Net Assets........     5,835,987     (20,126,000)
NET ASSETS--Beginning of Period................    63,096,116      83,222,000
                                                 ------------    ------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess
  of net investment income/loss of
  $(132,846) and $(158,000), respectively).....  $ 68,932,103    $ 63,096,000
                                                 ============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-222

Financial Highlights                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                            -------------------------------------------------
CLASS A SHARES                                2000#     1999#     1998#     1997      1996
                                            -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............................   $ 11.54   $ 11.42   $ 17.39   $ 12.63   $  9.08
                                             -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..............      0.04      0.09     (0.01)     0.02      0.10
  Net Realized and Unrealized Gain/Loss...      2.66      0.19     (2.73)     6.46      3.47
                                             -------   -------   -------   -------   -------
Total From Investment Operations..........      2.70      0.28     (2.74)     6.48      3.57
                                             -------   -------   -------   -------   -------

DISTRIBUTIONS
  Net Investment Income...................        --     (0.04)       --        --     (0.02)
  In Excess of Net Investment Income......        --     (0.07)       --     (0.09)       --
  Net Realized Gain.......................        --        --     (1.92)    (1.63)       --
  In Excess of Net Realized Gain..........        --     (0.05)    (1.31)       --        --
                                             -------   -------   -------   -------   -------
Total Distributions.......................        --     (0.16)    (3.23)    (1.72)   (0.02)
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD............   $ 14.24   $ 11.54   $ 11.42   $ 17.39   $ 12.63
                                             =======   =======   =======   =======   =======
TOTAL RETURN (1)..........................    23.29%     3.00%   (17.37%)   57.32%    39.35%
                                             =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).........   $38,525   $34,139   $44,439   $84,401   $18,701
Ratio of Expenses to Average
  Net Assets..............................     2.17%     2.20%     2.25%     2.24%     2.11%
Ratio of Net Investment Income/Loss
  to Average Net Assets...................     0.31%     0.98%    (0.09%)   (0.08%)    1.18%
Portfolio Turnover Rate...................       78%      163%      249%      241%      131%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss...........................     $0.03     $0.02     $0.02     $0.10     $0.09
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..........     2.38%     2.44%     2.41%     2.77%     3.28%
  Net Investment Income/Loss to
    Average Net Assets....................     0.10%     0.74%    (0.24%)   (0.61%)    0.01%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense............     2.10%     2.10%     2.10%     2.10%     2.10%
---------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-223   SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                    AUGUST 1,
                                                       YEAR ENDED JUNE 30,          1995+ TO
                                            --------------------------------------   JUNE 30,
CLASS B SHARES                                2000#     1999#     1998#     1997      1996
                                            --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD..............................    $ 11.19   $ 11.03   $ 16.99   $ 12.45   $  9.58
                                             -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............      (0.06)     0.02     (0.08)    (0.03)     0.03
  Net Realized and Unrealized Gain/Loss..       2.57      0.22     (2.65)     6.28      2.84
                                             -------   -------   -------   -------   -------
Total From Investment Operations.........       2.51      0.24     (2.73)     6.25      2.87
                                             -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income..................         --     (0.01)       --        --        --
  In Excess of Net Investment Income.....         --     (0.02)       --     (0.08)       --
  Net Realized Gain......................         --        --     (1.92)    (1.63)       --
  In Excess of Net Realized Gain.........         --     (0.05)    (1.31)       --        --
                                             -------   -------   -------   -------   -------
Total Distributions......................         --     (0.08)    (3.23)    (1.71)       --
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...........    $ 13.70  $  11.19  $  11.03  $  16.99   $ 12.45
                                             =======   =======   =======   =======   =======
TOTAL RETURN (1).........................     22.32%     2.47%   (17.82%)   56.17%    29.26%*
                                             =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........    $19,635   $18,570   $24,206   $14,314   $ 2,041
Ratio of Expenses to Average
  Net Assets.............................      2.92%     2.96%     2.99%     2.99%    2.87%
Ratio of Net Investment Income/Loss
  to Average Net Assets..................     (0.47%)    0.20%    (0.58%)   (0.78%)   0.88%
Portfolio Turnover Rate..................        78%      163%      249%      241%     131%*
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................      $0.03     $0.02     $0.02     $0.02    $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.........      3.13%     3.20%     3.16%     3.55%    3.89%
  Net Investment Income/Loss to
    Average Net Assets...................     (0.68%)   (0.04%)   (0.73%)   (1.34%)  (0.14%)
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense...........      2.85%     2.85%     2.85%     2.85%    2.85%
----------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-224

Financial Highlights                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                            --------------------------------------------------
CLASS C SHARES                                2000#     1999#      1998#    1997     1996
                                            --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $ 11.18   $ 11.04   $ 17.01   $ 12.43   $  8.99
                                             -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............      (0.06)     0.02     (0.11)    (0.07)     0.04
  Net Realized and Unrealized Gain/Loss..       2.57      0.20     (2.63)     6.31      3.40
                                             -------   -------   -------   -------   -------
Total From Investment Operations.........       2.51      0.22     (2.74)     6.24      3.44
                                             -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income..................         --     (0.01)       --        --        --
  In Excess of Net Investment Income.....         --     (0.02)       --     (0.03)       --
  Net Realized Gain......................         --        --     (1.92)    (1.63)       --
  In Excess of Net Realized Gain.........         --     (0.05)    (1.31)       --        --
                                             -------   -------   -------   -------   -------
Total Distributions......................         --     (0.08)    (3.23)    (1.66)       --
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...........    $ 13.69   $ 11.18   $ 11.04   $ 17.01   $ 12.43
                                             =======   =======   =======   =======   =======
TOTAL RETURN (1).........................     22.34%     2.28%   (17.86%)   56.04%     38.26%
                                             =======   =======   =======   =======   =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)........    $10,772   $10,387   $14,577   $20,345   $ 6,780
Ratio of Expenses to Average
  Net Assets.............................      2.92%     2.96%     3.00%     2.99%     2.86%
Ratio of Net Investment Income/Loss
  to Average Net Assets..................     (0.47%)    0.23%    (0.77%)   (0.79%)    0.42%
Portfolio Turnover Rate..................        78%      163%      249%      241%      131%
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................      $0.03     $0.02     $0.02     $0.05     $0.12
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.........      3.13%     3.20%     3.16%     3.56%     4.06%
  Net Investment Income/Loss to
    Average Net Assets...................     (0.68%)   (0.01%)   (0.93%)   (1.36%)   (0.78%)
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense...........      2.85%     2.85%     2.85%     2.85%     2.85%
----------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-225   SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the under-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

lying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $17,769,993, which will expire between June 30, 2007 and June 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $67,280,659, the aggregate gross unrealized appreciation is $10,008,191 and the aggregate gross unrealized depreciation is $9,579,407, resulting in net unrealized appreciation on long- and short-term investments of $428,784.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $184,023 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference of $129 related to a correction of the prior year net operating loss was reclassified from accumulated net investment loss to paid in capital in excess of par. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $119,165 was reclassified from accumulated net investment loss to accumulated net realized loss.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million                                              1.25 of 1%
Next $500 million                                               1.20 of 1%
Over $1 billion                                                 1.15 of 1%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                   CLASS B
                           CLASS A               AND CLASS C
                       MAX. OPERATING          MAX. OPERATING
                        EXPENSE RATIO           EXPENSE RATIO
                            2.10%                   2.85%

     For the period ended June 30, 2000, the Adviser voluntarily waived $125,821 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $4,775 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,546 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of
Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan
Stanley

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $59,102 for Class A shares and deferred sales charges of $94,375 and $11,810 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $696 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                        CLASS B      CLASS C
First............................................         5.00%        1.00%
Second...........................................         4.00%         None
Third............................................         3.00%         None
Fourth...........................................         2.50%         None
Fifth............................................         1.50%         None
Thereafter.......................................          None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                     YEAR ENDED        YEAR ENDED
                                                   JUNE 30, 2000     JUNE 30, 1999*
                                                   -------------     --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................         2,253,909        2,939,000
     Distributions Reinvested................                --           46,000
     Redeemed................................        (2,506,657)      (3,917,000)
                                                   ------------     ------------
   Net Decrease in Class A Shares
      Outstanding............................          (252,748)        (932,000)
                                                   ============     ============
   Dollars:
     Subscribed..............................      $ 29,534,280     $ 28,926,000
     Distributions Reinvested................                --          389,000
     Redeemed................................       (29,421,115)     (37,394,000)
                                                   ------------     ------------
   Net Increase/Decrease                           $    113,165     $ (8,079,000)
                                                   ============     ============
   Ending Paid in Capital                          $ 46,117,225+    $ 46,039,000+
                                                   ============     ============
CLASS B:
   Shares:
     Subscribed..............................           276,063          386,000
     Distributions Reinvested................                --           15,000
     Redeemed................................          (502,008)        (936,000)
                                                   ------------     ------------
   Net Decrease in Class B Shares
     Outstanding.............................          (225,945)         (535,000)
                                                   ============     ============
   Dollars:
     Subscribed..............................      $  3,511,416     $  3,651,000
     Distributions Reinvested................                --          124,000
     Redeemed................................        (6,134,553)      (8,006,000)
                                                   ------------     ------------
   Net Decrease..............................      $ (2,623,137)    $ (4,231,000)
                                                   ============     ============
   Ending Paid in Capital....................      $ 26,423,794+    $ 29,066,000+
                                                   ============     ============
CLASS C:
   Shares:
     Subscribed..............................           234,457          508,000
     Distributions Reinvested................                --            8,000
     Redeemed................................          (376,362)        (908,000)
                                                   ------------     ------------
   Net Decrease in Class C Shares
    Outstanding..............................          (141,905)        (392,000)
                                                   ============     ============
   Dollars:
     Subscribed..............................      $  3,132,266     $  4,508,000
     Distributions Reinvested................                --           67,000
     Redeemed................................        (4,545,170)      (7,864,000)
                                                   ------------     ------------
   Net Decrease..............................      $ (1,412,904)    $ (3,289,000)
                                                   ============     ============
   Ending Paid in Capital....................      $ 14,054,141+    $ 15,478,000+
                                                   ============     ============

*   AMOUNTS ROUNDED TO THE NEAREST (000).

+   ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES--SEE NOTE 1E.

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $45,783,070 and sales of $51,366,967 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and
Shareholders of Van Kampen
Mid Cap Growth Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS + 97.3%
BEVERAGES & PERSONAL PRODUCTS  1.2%
PERSONAL PRODUCTS  1.2%
Estee Lauder Cos. 'A' ...........................         23,300      $1,151,894
                                                                      ----------
CONSUMER DURABLES 0.9%
AUTOMOTIVE RELATED 0.9%
Harley-Davidson, Inc. ...........................         23,200         893,200
                                                                      ----------
CONSUMER SERVICES 13.8%
ENTERTAINMENT & LEISURE 4.1%
AT&T Corp. Liberty Media Group 'A' (a) ..........         51,500       1,248,875
Liberty Digital, Inc. 'A' (a) ...................         20,400         612,000
MGM Grand, Inc. .................................         28,200         905,925
Premier Parks, Inc. (a) .........................         37,300         848,575
Ticketmaster Online-CitySearch, Inc. 'B' (a) ....         29,800         474,937
                                                                      ----------
                                                                       4,090,312
                                                                      ----------
OTHER 0.8%
Homestore.com, Inc. (a) .........................         15,100         440,731
MyPoints.com, Inc. (a) ..........................         19,400         367,691
                                                                      ----------
                                                                         808,422
                                                                      ----------
PUBLISHING & BROADCASTING 8.9%
Acxiom Corp. (a) ................................         26,100         711,225
Cablevision Systems Corp. 'A' (a) ...............         14,800       1,004,550
Citadel Communications Corp. (a) ................         26,300         918,856
Hispanic Broadcasting Corp. (a) .................         24,800         821,500
Lamar Advertising Co. (a) .......................         16,700         723,319
Reader's Digest Association, Inc. (The) 'A' .....         29,800       1,184,550
TV Guide, Inc. (a) ..............................         33,900       1,161,075
Univision Communications, Inc. (a) ..............          9,200         952,200
Young & Rubicam, Inc. ...........................         23,300       1,332,469
                                                                      ----------
                                                                       8,809,744
                                                                      ----------
TOTAL CONSUMER SERVICES .........................                     13,708,478
                                                                      ----------
ENERGY 6.8%
NATURAL GAS 0.9%
Dynegy, Inc. 'A' ................................         12,655         864,495
                                                                      ----------
OIL--DOMESTIC & CRUDE 1.2%
Noble Affiliates, Inc. ..........................         25,100         934,975
Triton Energy Ltd. (a) ..........................          7,000         275,187
                                                                      ----------
                                                                       1,210,162
                                                                      ----------


SEE NOTES TO FINANCIAL STATEMENTS      F-235

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
OIL--OFFSHORE DRILLING  2.3%
Global Marine, Inc. (a) .........................         34,600      $  975,288
Nabors Industries, Inc. (a) .....................         30,900       1,284,281
                                                                      ----------
                                                                       2,259,569
                                                                      ----------
OIL--WELL EQUIPMENT & SERVICES 2.4%
BJ Services Co. (a) .............................         12,300         768,750
Smith International, Inc. (a) ...................         10,400         757,250
Varco International, Inc. (a) ...................         36,408         846,486
                                                                      ----------
                                                                       2,372,486
                                                                      ----------
TOTAL ENERGY ....................................                      6,706,712
                                                                      ----------
FINANCIAL SERVICES 1.3%
CREDIT & FINANCE 1.3%
Concord EFS, Inc. (a) ...........................         49,200       1,279,200
                                                                      ----------
HEALTH CARE 11.5%
DRUGS 5.7%
Biovail Corp. (a) ...............................         14,100         781,669
Celgene Corp. (a) ...............................         14,000         824,250
Forest Laboratories, Inc. 'A' (a) ...............         14,100       1,424,100
MedImmune, Inc. (a) .............................         15,500       1,147,000
Millennium Pharmaceuticals, Inc. (a) ............         12,700       1,420,812
                                                                      ----------
                                                                       5,597,831
                                                                      ----------
HEALTH SERVICES 2.3%
Health Management Associates, Inc. 'A' (a) ......         94,100       1,229,181
Lincare Holdings, Inc. (a) ......................         43,000       1,058,875
                                                                      ----------
                                                                       2,288,056
                                                                      ----------
HEALTH TECHNOLOGY 3.5%
Human Genome Sciences, Inc. (a) .................          5,900         786,913
PerkinElmer, Inc. ...............................         17,700       1,170,412
QLT Phototherapeutics, Inc. (a) .................         10,500         811,781
Waters Corp. (a) ................................          5,500         686,469
                                                                      ----------
                                                                       3,455,575
                                                                      ----------
TOTAL HEALTH CARE ...............................                     11,341,462
                                                                      ----------
HEAVY INDUSTRY/TRANSPORTATION 14.2%
AEROSPACE 4.0%
Bombardier, Inc. 'B' ............................         33,500         910,363
Gilat Satellite Networks Ltd. (a) ...............          9,400         652,125
Titan Corp. (a) .................................         29,700       1,329,075
ViaSat, Inc. (a) ................................         18,900       1,025,325
                                                                      ----------
                                                                       3,916,888
                                                                      ----------


                                       F-236   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
AIR TRANSPORTATION  0.8%
Southwest Airlines Co. ........................          43,600       $  825,675
                                                                      ----------
BUSINESS SERVICES 8.6%
Crown Castle International Corp. (a) ..........          32,900        1,200,850
Dycom Industries, Inc. (a) ....................          22,850        1,051,100
Fiserv, Inc. (a) ..............................          28,400        1,228,300
Jabil Circuit, Inc. (a) .......................          33,100        1,642,587
MasTec, Inc. (a) ..............................          24,500          935,594
Quanta Services, Inc. (a) .....................          12,800          704,000
SCI Systems, Inc. (a) .........................          25,300          991,444
TMP Worldwide, Inc. (a) .......................          10,700          789,794
                                                                      ----------
                                                                       8,543,669
                                                                      ----------
MISCELLANEOUS INDUSTRIALS 0.8%
Dover Corp. ...................................          20,000          811,250
                                                                      ----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ...........                       14,097,482
                                                                      ----------
RETAIL 3.8%
RESTAURANTS 1.1%
Starbucks Corp. (a) ...........................          28,000        1,069,250
                                                                      ----------
SPECIALTY SHOPS 2.7%
CVS Corp. .....................................          25,600        1,024,000
RadioShack Corp. (a) ..........................          15,800          748,525
Tiffany & Co. .................................          13,200          891,000
                                                                      ----------
                                                                       2,663,525
                                                                      ----------
TOTAL RETAIL ..................................                        3,732,775
                                                                      ----------
TECHNOLOGY 33.1%
COMPUTERS & OFFICE EQUIPMENT 0.9%
QLogic Corp. (a) ..............................          13,400          885,238
                                                                      ----------
ELECTRONICS 9.6%
Applied Micro Circuits Corp. (a) ..............          10,200        1,007,250
ATMI, Inc. (a) ................................          19,700          916,050
Flextronics International Ltd. (a) ............          16,700        1,147,603
GlobeSpan, Inc. (a) ...........................           8,600        1,049,872
Integrated Device Technology, Inc. (a) ........          17,300        1,035,838
Lattice Semiconductor Corp. (a) ...............          19,100        1,320,287
LSI Logic Corp. (a) ...........................          23,500        1,271,937
Novellus Systems, Inc. (a) ....................           5,000          282,813
Vitesse Semiconductor Corp. (a) ...............          20,300        1,493,319
                                                                      ----------
                                                                       9,524,969
                                                                      ----------


SEE NOTES TO FINANCIAL STATEMENTS      F-237

SEE NOTES TO FINANCIAL STATEMENTS
YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                      MARKET
DESCRIPTION                                           SHARES          VALUE
SOFTWARE & SERVICES  11.7%
Art Technology Group, Inc. (a) ....................   12,100    $ 1,221,344
Exodus Communications, Inc. (a) ...................   43,400      1,999,112
Genuity, Inc (a) ..................................   40,200        368,081
Inktomi Corp. (a) .................................   11,100      1,312,575
ISS Group, Inc. (a) ...............................   13,700      1,352,661
Macromedia, Inc. (a) ..............................   11,300      1,092,569
Mercury Interactive Corp. (a) .....................   14,300      1,383,525
Rational Software Corp. (a) .......................   16,900      1,570,644
VeriSign, Inc. (a) ................................    7,590      1,339,635
                                                                 ----------
                                                                 11,640,146
                                                                 ----------
TELECOMMUNICATIONS EQUIPMENT 10.9%
ADC Telecommunications, Inc. (a) ..................   22,300      1,870,412
Alpha Industries, Inc. (a) ........................   14,000        616,875
Andrew Corp. (a) ..................................   24,700        828,994
Bookham Technology plc ADR (a) ....................   13,900        823,575
CIENA Corp. (a) ...................................    7,800      1,300,162
Powerwave Technologies, Inc. (a)...................   19,700        866,800
RF Micro Devices, Inc. (a) ........................    9,400        823,675
Scientific-Atlanta, Inc. ..........................   20,500      1,527,250
SDL, Inc. (a) .....................................    7,300      2,081,869
                                                                 ----------
                                                                 10,739,612
                                                                 ----------
TOTAL TECHNOLOGY ..................................              32,789,965
                                                                 ----------
UTILITIES  10.7%
ELECTRIC POWER  1.2%
Calpine Corp. (a) .................................   18,500     1,216,375
                                                                 ----------
TELEPHONE SERVICES 9.5%
FLAG Telecom Holdings Ltd. (a) ....................   32,800       487,900
GT Group Telecom, Inc. 'B' (a) ....................   12,800       202,400
IDT Corp. (a) .....................................   29,200       990,975
McLeodUSA, Inc. 'A' (a) ...........................   63,800     1,319,862
Microcell Telecommunications, Inc. (a) ............   21,600       780,300
NEXTLINK Communications, Inc. (a) .................   29,900     1,134,331
Time Warner Telecom, Inc. 'A' (a) .................   10,700       688,813
Tritel, Inc. (a) ..................................   32,000       950,000
VoiceStream Wireless Corp. (a) ....................   12,554     1,459,991
Western Wireless Corp. 'A' (a) ....................   24,600     1,340,700
                                                                 ----------
                                                                 9,355,272
                                                                 ----------
TOTAL UTILITIES ...................................             10,571,647
                                                                 ----------

TOTAL LONG-TERM INVESTMENTS 97.3%
    (Cost $94,157,849) ............................             96,272,815
                                                               ------------


                                       F-238   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                PAR           MARKET
DESCRIPTION                                                    VALUE          VALUE
SHORT-TERM INVESTMENT  3.0%
REPURCHASE AGREEMENT  3.0%
Chase Securities, Inc. 6.15%, dated 6/30/00, due
7/3/00, to be repurchased at $2,923,498, collateralized
by $3,100,000 U.S. Treasury Notes 5.50%, due
5/15/09, valued at $2,987,625
    (Cost $2,922,000) .................................   $  2,922,000    $  2,922,000
                                                                          ------------

TOTAL INVESTMENTS 100.3%
    (Cost $97,079,849) ................................                     99,194,815

LIABILITIES IN EXCESS OF OTHER ASSETS -0.3% ...........                       (248,783)
                                                                          ------------


NET ASSETS 100% .......................................                   $ 98,946,032
                                                                          ============

------------------

(a)  NON-INCOME PRODUCING SECURITY

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS      F-239

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $97,079,849) ..................................   $  99,194,815
Cash .....................................................................              48
Receivable for:
  Investments Sold .......................................................         854,159
  Fund Shares Sold .......................................................         531,513
  Dividends ..............................................................           2,575
  Interest ...............................................................            499
                                                                             --------------
    Total Assets .........................................................     100,583,609
                                                                             --------------
LIABILITIES:
Payable for:
  Investments Purchased ..................................................       1,366,934
  Distribution Fees ......................................................         105,520
  Investment Advisory Fees ...............................................          59,640
  Administrative Fees ....................................................          20,095
  Custody Fees ...........................................................          17,500
  Shareholder Reporting Expenses .........................................          16,741
  Fund Shares Redeemed ...................................................          15,146
  Professional Fees ......................................................          11,732
  Transfer Agent Fees ....................................................           6,772
  Directors' Fees and Expenses ...........................................           3,994
Other ....................................................................          13,503
                                                                             --------------
    Total Liabilities ....................................................       1,637,577
                                                                             --------------
NET ASSETS ...............................................................   $  98,946,032
                                                                             ==============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ..   $       7,417
Paid in Capital in Excess of Par .........................................      95,350,920
Net Unrealized Appreciation on Investments ...............................       2,114,966
Accumulated Net Realized Gain ............................................       1,476,972
Accumulated Net Investment Loss ..........................................          (4,243)
                                                                             ==============
NET ASSETS ...............................................................   $  98,946,032
                                                                             ==============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $38,401,033 and 2,871,211 Shares Outstanding) ........................   $       13.37
                                                                             ==============
    Maximum Sales Charge .................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100% - maximum sales charge)) ..........................   $       14.19
                                                                             ==============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $40,499,159 and 3,041,628 Shares Outstanding)* .......................   $       13.31
                                                                             ==============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $20,045,840 and 1,504,083 Shares Outstanding)* .......................   $       13.33
                                                                             ==============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       F-240   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
OCTOBER 25, 1999* TO JUNE 30, 2000

INVESTMENT INCOME:
Dividends ............................................   $    28,552
Interest .............................................       190,339
                                                         -----------
                  Total Income .......................       218,891
                                                         -----------
EXPENSES:
Investment Advisory Fees .............................       291,595
Distribution Fees (Attributed to Classes A, B and C of
  $39,776, $140,729 and $86,826, respectively) .......       267,331
Administrative Fees ..................................        98,702
Shareholder Reports ..................................        48,521
Filing and Registration Fees .........................        29,626
Custodian Fees .......................................        26,624
Transfer Agent Fees ..................................        16,218
Professional Fees ....................................        15,081
Directors' Fees and Expenses .........................         6,986
Other ................................................         1,166
                                                         -----------
    Total Expenses ...................................       801,850
                                                         -----------
NET INVESTMENT LOSS ..................................   $  (582,959)
                                                         ===========
NET REALIZED GAIN/LOSS ON:
Investments ..........................................   $ 2,055,688
                                                         -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ............................          --
                                                         -----------
  End of the Period:
    Investments ......................................     2,114,966
                                                         -----------
Net Change in Unrealized Appreciation/Depreciation ...     2,114,966
                                                         -----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ..........................   $ 4,170,654
                                                         ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .   $ 3,587,695
                                                         ===========

* COMMENCEMENT OF OPERATIONS


SEE NOTES TO FINANCIAL STATEMENTS      F-241

Statement of Changes in Net Assets
OCTOBER 25, 1999* TO JUNE 30, 2000

                                                                    OCTOBER 25, 1999* TO
                                                                        JUNE 30, 2000
                                                                    ---------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ................................................   $    (582,959)
Net Realized Gain ..................................................       2,055,688
Net Change in Unrealized Appreciation/Depreciation .................       2,114,966
                                                                       -------------
Net Increase in Net Assets Resulting from Operations ...............       3,587,695
                                                                       -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed .........................................................     103,620,869
Redeemed ...........................................................     (10,262,532)
                                                                       -------------
Net Increase in Net Assets Resulting from Capital Share Transactions      93,358,337
                                                                       -------------
Total Increase in Net Assets .......................................      96,946,032
NET ASSETS--Beginning of Period ....................................       2,000,000
                                                                       -------------
NET ASSETS--End of Period (Including accumulated net investment
   loss of $(4,243) at June 30, 2000) ..............................   $  98,946,032
                                                                       =============

* COMMENCEMENT OF OPERATIONS


                                       F-242   SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                    OCTOBER 25, 1999* TO
CLASS A SHARES                                         JUNE 30, 2000#
                                                   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............       $ 10.00
                                                         --------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................         (0.09)
  Net Realized and Unrealized Gain ...............          3.46
                                                         --------
Total From Investment Operations .................          3.37
                                                         --------
NET ASSET VALUE, END OF PERIOD ...................       $ 13.37
                                                         ========
TOTAL RETURN (1) .................................         33.70%**
                                                         ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $ 38,401
Ratio of Expenses to Average Net Assets ..........          1.63%
Ratio of Net Investment Loss to Average Net Assets         (1.04%)
Portfolio Turnover Rate ..........................           103%**

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-243

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       OCTOBER 25, 1999* TO
CLASS B SHARES                                            JUNE 30, 2000#
                                                     ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............       $   10.00
                                                         ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.16)
  Net Realized and Unrealized Gain ...............            3.47
                                                         ----------
Total From Investment Operations .................            3.31
                                                         ----------
NET ASSET VALUE, END OF PERIOD ...................       $   13.31
                                                         ==========
TOTAL RETURN (1) .................................           33.10%**
                                                         ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   40,499
Ratio of Expenses to Average Net Assets ..........            2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.83%)
Portfolio Turnover Rate ..........................             103%**

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-244   SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                      OCTOBER 25, 1999* TO
CLASS C SHARES                                           JUNE 30, 2000#
                                                     ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    10.00
                                                         ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.16)
  Net Realized and Unrealized Gain ...............            3.49
                                                         ----------
Total From Investment Operations .................            3.33
                                                         ----------
NET ASSET VALUE, END OF PERIOD ...................      $    13.33
                                                         ==========
TOTAL RETURN (1) .................................           33.30%**
                                                         ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   20,046
Ratio of Expenses to Average Net Assets ..........            2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.81%)
Portfolio Turnover Rate ..........................             103%**

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-245

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve long-term growth. The Fund commenced operations on October 25, 1999.


1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $97,359,593, the aggregate gross unrealized appreciation is $9,724,739 and the aggregate gross unrealized depreciation is $7,889,517, resulting in net unrealized appreciation on long- and short-term investments of $1,835,222.



E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $578,735 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference related to recognized currency gains totaling $19 was reclassified from accumulated net investment loss to accumulated net realized gain.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS                % PER ANNUM
First $500 million ..................   .75 of 1%
Next $500 million ...................   .70 of 1%
Over $1 billion .....................   .65 of 1%

     For the period ended June 30, 2000, the Fund recognized expenses of $4,559 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $1,500 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $707,722 for Class A shares and deferred sales charges of $17,040 and $5,028 for Class B shares and Class C shares, respectively.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $2,271 as brokerage commissions with Morgan Stanley Co. Incorporated, an affiliated broker/dealer.


3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                        CONTINGENT DEFERRED SALES
                       CHARGE ON ASSETS SUBJECT TO
                             SALES CHARGE
                       ----------------------------
YEAR OF REDEMPTION         CLASS B  CLASS C
First                      5.00%    1.00%
Second                     4.00%    None
Third                      3.00%    None
Fourth                     2.50%    None
Fifth                      1.50%    None
Thereafter                 None     None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



                                                          OCTOBER 25, 1999*
                                                          TO JUNE 30, 2000
                                                         -------------------
CAPITAL SHARES TRANSACTIONS
CLASS A:
  Shares:
           Subscribed (Initial Shares of 70,000) ......      3,339,022
           Redeemed ...................................       (467,811)
                                                          -------------
  Net Increase in Class A Shares Outstanding ..........      2,871,211
                                                          ==============
  Dollars:
           Subscribed .................................   $ 42,433,265
           Redeemed ...................................     (6,006,453)
                                                          -------------
  Net Increase ........................................   $ 36,426,812
                                                          ==============
  Beginning Paid in Capital ...........................   $    700,000
                                                          ==============
  Ending Paid in Capital ..............................   $ 37,126,812
                                                          ==============
CLASS B:
  Shares:
           Subscribed (Initial Shares of 70,000) ......      3,237,074
           Redeemed ...................................       (195,446)
                                                          -------------
         Net Increase in Class B Shares Outstanding ...      3,041,628
                                                          ==============
         Dollars:
           Subscribed .................................   $ 41,534,880
           Redeemed ...................................     (2,566,709)
                                                          -------------
         Net Increase .................................   $ 38,968,171
                                                          ==============
         Beginning Paid in Capital ....................    $   700,000
                                                          ==============
         Ending Paid in Capital .......................   $ 39,668,171
                                                          ==============
CLASS C:
         Shares:
                  Subscribed (Initial Shares of 60,000)      1,633,460
                  Redeemed ............................       (129,377)
                                                          -------------
         Net Increase in Class C Shares Outstanding ...      1,504,083
                                                          ==============
         Dollars:
                  Subscribed ..........................   $ 19,652,724
                  Redeemed ............................     (1,689,370)
                                                          -------------
         Net Increase .................................   $ 17,963,354
                                                          ==============
         Beginning Paid in Capital ....................   $    600,000
                                                          ==============
         Ending Paid in Capital .......................   $ 18,563,354
                                                          ==============

* COMMENCEMENT OF OPERATIONS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.   INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $149,684,420 and sales of $48,553,779 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.



5.   BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Tax
Managed Global Franchise Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Managed Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the period ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Managed Global Franchise Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.

                                                                     MARKET
DESCRIPTION                                           SHARES          VALUE
COMMON STOCKS  91.6%
CANADA  3.0%
Torstar Corp. 'B' .............................          14,480   $     166,403
                                                                  -------------
FINLAND  3.8%
Kone Corp. Oy 'B' .............................           2,803         168,430
Rapala Normark Corp. ..........................           8,100          47,900
                                                                  -------------
                                                                        216,330
                                                                  -------------
FRANCE  6.3%
Groupe Danone .................................           1,514         200,723
Pernod-Ricard .................................           2,820         153,314
                                                                  -------------
                                                                        354,037
                                                                  -------------
ITALY  1.3%
Mediaset S.p.A ................................           4,710          71,878
                                                                  -------------
SPAIN  3.3%
Zardoya-Otis S.A. .............................          20,935         185,301
                                                                  -------------
SWITZERLAND  9.6%
Cie Financiere Richemont AG 'A' ...............             110         296,032
Nestle S.A. (Registered) ......................             122         243,910
                                                                  -------------
                                                                        539,942
                                                                  -------------
UNITED KINGDOM  39.5%
Allied Domecq plc .............................          49,600         262,605
British American Tobacco plc ..................          38,100         254,165
Cadbury Schweppes plc .........................          54,000         354,516
Capital Radio plc .............................           3,400          79,462
Diageo plc ....................................          21,982         197,185
Great Universal Stores plc ....................          16,100         103,506
Imperial Tobacco Group plc ....................          24,787         237,345
Reckitt Benckiser plc .........................          23,204         259,745
SMG plc (a) ...................................          36,808         198,497
Ulster Television plc .........................           3,086          13,865
WPP Group plc .................................          18,150         264,946
                                                                  -------------
                                                                      2,225,837
                                                                  -------------
UNITED STATES  24.8%
Bestfoods .....................................           3,950         273,537
Brown-Forman Corp. 'B' ........................           4,425         237,844
Fortune Brands, Inc. ..........................           7,520         173,430
New York Times Co. 'A' ........................           6,425         253,788


SEE NOTES TO FINANCIAL STATEMENTS      F-253

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                     MARKET
DESCRIPTION                                           SHARES          VALUE
UNITED STATES (CONTINUED)
Philip Morris Cos., Inc. ......................           4,710   $     125,109
Ralston-Ralston Purina Group ..................          12,730         253,804
WD-40 Co. .....................................           3,890          80,718
                                                                  -------------
                                                                      1,398,230
                                                                  -------------
TOTAL LONG-TERM INVESTMENTS  91.6%
     (Cost $4,728,446) ........................................       5,157,958
                                                                  -------------

                                                       PAR
                                                      VALUE
SHORT-TERM INVESTMENT  10.1%
REPURCHASE AGREEMENT  10.1%
Chase Securities, Inc. 6.15%, dated ...........   $     566,000
6/30/00, due due 7/3/00, to be
repurchased at $566,290
collateralized by $600,000 U.S.
Treasury Notes 5.50%, due 5/15/09,
valued at $578,250
     (Cost $566,000) ..........................................         566,000
                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES  101.7%
     (Cost $5,294,446) ........................................       5,723,958

FOREIGN CURRENCY  0.0%
     (Cost $1,206) ............................................           1,207
                                                                  -------------
TOTAL INVESTMENTS  101.7%
     (Cost $5,295,652) ........................................       5,725,165

LIABILITIES IN EXCESS OF OTHER ASSETS  -1.7% ..................         (95,194)
                                                                  -------------
NET ASSETS  100% ..............................................      $5,629,971
                                                                  =============

(a) NON-INCOME PRODUCING SECURITY

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                    PERCENT OF
     INDUSTRY                          VALUE        NET ASSETS
     Consumer Staples .............  $3,349,835        59.5%
     Consumer Discretionary .......   1,373,674        24.4
     Industrials ..................     353,731         6.3
     Materials ....................      80,718         1.4
                                     ----------        ----
                                     $5,157,958        91.6%
                                     ==========        ====

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF
  RELATED INDUSTRIES


                                       F-254   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $5,294,446) (Including repurchase
  agreement of $566,000) .........................................   $5,723,958
Foreign Currency (Cost $1,206) ...................................        1,207
Cash .............................................................          753
Receivable for:
  Fund Shares Sold ...............................................       63,642
  Dividends ......................................................        8,062
  Foreign Withholding Tax Reclaim ................................        1,452
  Interest .......................................................           97
Receivable from Investment Adviser ...............................       38,105
Net Unrealized Gain on Foreign Currency Exchange Contracts .......        2,855
Other ............................................................       38,515
                                                                     ----------
    Total Assets .................................................    5,878,646
                                                                     ----------
LIABILITIES:
Payable for:
  Investments Purchased ..........................................      164,864
  Professional Fees ..............................................       45,589
  Directors' Fees and Expenses ...................................       22,703
  Distribution Fees ..............................................        6,180
  Custody Fees ...................................................        4,306
  Administrative Fees ............................................        2,511
  Transfer Agent Fees ............................................        1,087
  Fund Shares Redeemed ...........................................        1,076
Other ............................................................          359
                                                                     ----------
    Total Liabilities ............................................      248,675
                                                                     ----------
NET ASSETS .......................................................   $5,629,971
                                                                     ==========
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000) ......................................   $      409
Paid in Capital in Excess of Par .................................    4,691,711
Accumulated Net Realized Gain ....................................      460,818
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ..............................      431,340
Accumulated Net Investment Income ................................       45,693
                                                                     ----------
NET ASSETS .......................................................   $5,629,971
                                                                     ==========
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net
    Assets of $1,902,238 and 138,012 Shares Outstanding) .........   $    13.78
                                                                     ==========
    Maximum Sales Charge .........................................        5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge)) ..............   $    14.62
                                                                     ==========
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,949,477 and 142,027 Shares Outstanding)* ........   $    13.73
                                                                     ==========
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,778,256 and 128,616 Shares Outstanding)* ........   $    13.83
                                                                     ==========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-255

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ........................................................   $   89,979
Interest .........................................................       10,622
Less Foreign Taxes Withheld ......................................       (7,299)
                                                                     ----------
    Total Income .................................................       93,302
                                                                     ----------
EXPENSES:
Filing and Registration Fees .....................................       67,744
Shareholder Reports ..............................................       50,215
Professional Fees ................................................       48,293
Investment Advisory Fees .........................................       36,821
Distribution Fees (Attributed to Classes A, B and C
  of $3,434, $9,909 and $13,179, respectively) ...................       26,522
Directors' Fees and Expenses .....................................       22,542
Administrative Fees ..............................................       13,674
Custodian Fees ...................................................        7,330
Other ............................................................          768
                                                                     ----------
    Total Expenses ...............................................      273,909
    Less Expense Reductions ......................................     (189,166)
                                                                     ----------
    Net Expenses .................................................       84,743
                                                                     ----------
NET INVESTMENT INCOME ............................................   $    8,559
                                                                     ==========
NET REALIZED GAIN/LOSS ON:
Investments ......................................................   $  483,286
Foreign Currency Transactions ....................................       49,912
                                                                     ----------
Net Realized Gain ................................................      533,198
                                                                     ----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ........................................      252,540
                                                                     ----------
  End of the Period:
    Investments ..................................................      429,512
    Foreign Currency Translations ................................        1,828
                                                                     ----------
                                                                        431,340
                                                                     ----------
Net Change in Unrealized Appreciation/Depreciation ...............      178,800
                                                                     ----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ......................................   $  711,998
                                                                     ==========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $  720,557
                                                                     ==========


                                       F-256   SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                              YEAR ENDED    SEPTEMBER 25, 1998*
                                                            JUNE 30, 2000    TO JUNE 30, 1999**
                                                            -------------   -------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .....................................   $    8,559         $   14,000
Net Realized Gain .........................................      533,198             22,000
Net Change in Unrealized Appreciation/Depreciation ........      178,800            253,000
                                                              ----------         ----------
Net Increase in Net Assets Resulting from Operations ......      720,557            289,000
                                                              ----------         ----------
DISTRIBUTIONS:
Net Investment Income:
  Class A .................................................      (33,675)            (7,000)
  Class B .................................................      (16,964)            (4,000)
  Class C .................................................      (23,967)            (5,000)
                                                              ----------         ----------
                                                                 (74,606)           (16,000)
                                                              ----------         ----------
Net Realized Gain:
  Class A .................................................      (18,765)                --
  Class B .................................................      (13,405)                --
  Class C .................................................      (18,999)                --
                                                              ----------         ----------
                                                                 (51,169)                --
                                                              ----------         ----------
Net Decrease in Net Assets Resulting
  from Distributions ......................................     (125,775)           (16,000)
                                                              ----------         ----------
CAPITAL SHARES TRANSACTIONS:
Subscribed ................................................    3,148,771          1,012,000
Distributions Reinvested ..................................       74,281              3,000
Redeemed ............................[caad 234]I......................     (471,121)            (5,000)
                                                              ----------         ----------
Net Increase in Net Assets Resulting from
  Capital Share Transactions ..............................    2,751,931          1,010,000
                                                              ----------         ----------
Total Increase in Net Assets ..............................    3,346,713          1,283,000
NET ASSETS--Beginning of Period ...........................    2,283,258          1,000,000
                                                              ----------         ----------
NET ASSETS--End of Period (Including accumulated
  net investment income of $45,693 and
  $48,000, respectively) ..................................   $5,629,971         $2,283,000
                                                              ==========         ==========

*  COMMENCEMENT OF OPERATIONS
** AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-257

Financial Highlights                    THE FOLLOWING SCHEDULE PRESENTS
                                        FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIOD INDICATED.

                                                                                SEPTEMBER 25,
                                                               YEAR ENDED        1998* TO
                                                             JUNE 30, 2000#    JUNE 30, 1999#
                                                             --------------    --------------
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 11.98           $ 10.00
                                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ....................................        0.08              0.14
  Net Realized and Unrealized Gain .........................        2.22              1.97
                                                                 -------           -------
Total From Investment Operations ...........................        2.30              2.11
                                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.32)            (0.13)
  Net Realized Gain ........................................       (0.18)               --
                                                                 -------           -------
Total Distributions ........................................       (0.50)            (0.13)
                                                                 -------           -------
NET ASSET VALUE, END OF PERIOD .............................     $ 13.78           $ 11.98
                                                                 -------           -------
TOTAL RETURN (1) ...........................................      19.83%            21.22%**
                                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................      $1,902            $1,189
Ratio of Expenses to Average Net Assets ....................       1.80%             1.80%
Ratio of Net Investment Income to Average Net Assets .......       0.70%             1.57%
Portfolio Turnover Rate ....................................         29%                9%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income ...............       $0.66             $1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........................       7.17%            13.55%
  Net Investment Income/Loss to Average Net Assets .........      (4.67%)          (10.17%)
----------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-258   SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                    THE FOLLOWING SCHEDULE PRESENTS
                                        FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIOD INDICATED.

                                                                                SEPTEMBER 25,
                                                               YEAR ENDED        1998* TO
                                                             JUNE 30, 2000#    JUNE 30, 1999#
                                                             --------------    --------------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 11.92           $ 10.00
                                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................       (0.01)             0.07
  Net Realized and Unrealized Gain .........................        2.22              1.96
                                                                 -------           -------
Total From Investment Operations ...........................       2.21               2.03
                                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.22)            (0.11)
  Net Realized Gain ........................................       (0.18)               --
                                                                 -------           -------
Total Distributions                                                (0.40)            (0.11)
                                                                 -------           -------
NET ASSET VALUE, END OF PERIOD .............................     $ 13.73           $ 11.92
                                                                 -------           -------
TOTAL RETURN (1) ...........................................      19.09%            20.40%**
                                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................     $ 1,950           $   614
Ratio of Expenses to Average Net Assets ....................       2.55%             2.55%
Ratio of Net Investment Income/Loss to Average Net Assets ..      (0.04%)            0.77%
Portfolio Turnover Rate ....................................         29%                9%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss ..........       $0.69             $1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........................       8.17%            14.45%
  Net Investment Income/Loss to Average Net Assets .........      (5.93%)          (11.12%)
----------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-259

Financial Highlights                    THE FOLLOWING SCHEDULE PRESENTS
                                        FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIOD INDICATED.

                                                                                SEPTEMBER 25,
                                                               YEAR ENDED        1998* TO
                                                             JUNE 30, 2000#    JUNE 30, 1999#
                                                             --------------    --------------
CLASS C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 12.02           $ 10.00
                                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................        0.00+             0.06
  Net Realized and Unrealized Gain .........................        2.21              2.07
                                                                 -------           -------
Total From Investment Operations ...........................        2.21              2.13
                                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.22)            (0.11)
  Net Realized Gain ........................................       (0.18)               --
                                                                 -------           -------
Total Distributions ........................................       (0.40)            (0.11)
                                                                 -------           -------
NET ASSET VALUE, END OF PERIOD .............................     $ 13.83           $ 12.02
                                                                 -------           -------
TOTAL RETURN (1) ...........................................      18.92%            21.40%**
                                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................     $ 1,778           $   480
Ratio of Expenses to Average Net Assets ....................       2.55%             2.55%
Ratio of Net Investment Income/Loss to Average Net Assets ..      (0.02%)            0.69%
Portfolio Turnover Rate ....................................         29%                9%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss ..........       $0.57             $1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........................       7.15%            16.07%
  Net Investment Income/Loss to Average Net Assets .........      (4.59%)          (12.83%)
----------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
+   AMOUNT IS LESS THAN $0.01 PER SHARE.


                                       F-260   SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     The Van Kampen Tax Managed Global Franchise Fund (formerly Van Kampen Global Franchise Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998. The Fund added tax sensitive investment strategies on April 3, 2000.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transac-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


tion, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $5,294,446; the aggregate gross unrealized appreciation is $729,408 and the aggregate gross unrealized depreciation is $299,896, resulting in net unrealized appreciation on long- and short-term investments of $429,512.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference of $13,425 related to non-deductible organization costs has been reclassified from paid in capital in excess of par to accumulated undistributed net investment income. A permanent difference related to recognized currency gains totaling $49,912 was reclassified from accumulated net realized gain to accumulated net investment income.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $500 million ..............................................   1.00 of 1%
Next $500 million ...............................................    .95 of 1%
Over $1 billion .................................................    .90 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                CLASS B
                             CLASS A          AND CLASS C
                         MAX. OPERATING     MAX. OPERATING
                          EXPENSE RATIO      EXPENSE RATIO
                              1.80%               2.55%

     For the period ended June 30, 2000, the Adviser voluntarily waived $189,166 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     For the period ended June 30, 2000, the Fund recognized expenses of $43,782 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,041 representing Van Kampen's cost of providing legal services to the Fund.
     At June 30, 2000, Van Kampen Funds, Inc. owned 29%, 21%, and 23% of the shares outstanding of each Class A, B, and C shares in the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $13,422 for Class A shares and a deferred sales charge of $4,954 and $10 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $1,664 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                  CHARGE ON ASSETS SUBJECT TO
                                                         SALES CHARGE
                                                  ---------------------------
YEAR OF REDEMPTION                                   CLASS B       CLASS C
First ..........................................      5.00%         1.00%
Second .........................................      4.00%         None
Third ..........................................      3.00%         None
Fourth .........................................      2.50%         None
Fifth ..........................................      1.50%         None
Thereafter .....................................      None          None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                               YEAR ENDED     SEPTEMBER 25, 1998*
                                                             JUNE 30, 2000     TO JUNE 30, 1999**
                                                             --------------   -------------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
      Subscribed (Initial Shares of 40,000) ................       49,508              99,000
      Distributions Reinvested .............................        2,480                  --
      Redeemed .............................................      (13,256)                 --
                                                               ----------          ----------
   Net Increase in Class A Shares Outstanding ..............       38,732              99,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $  634,093          $  667,000
      Distributions Reinvested .............................       29,563               2,000
      Redeemed .............................................     (165,730)             (2,000)
                                                               ----------          ----------
   Net Increase ............................................   $  497,926          $  667,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $1,067,082          $  400,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,535,322+         $1,067,000+
                                                               ==========          ==========
CLASS B:
   Shares:
      Subscribed (Initial Shares of 30,000) ................      108,584              52,000
      Distributions Reinvested .............................        1,442                  --
      Redeemed .............................................      (19,521)                 --
                                                               ----------          ----------
   Net Increase in Class B Shares Outstanding ..............       90,505              52,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $1,382,290          $  242,000
      Distributions Reinvested .............................       17,184               1,000
      Redeemed .............................................     (241,657)                 --
                                                               ----------          ----------
   Net Increase ............................................   $1,157,817          $  243,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $  543,685          $  300,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,686,169+         $  543,000+
                                                               ==========          ==========
CLASS C:
   Shares:
      Subscribed (Initial Shares of 30,000) ................       91,462              40,000
      Distributions Reinvested .............................        2,292                  --
      Redeemed .............................................       (5,052)                 --
                                                               ----------          ----------
   Net Increase in Class C Shares Outstanding ..............       88,702              40,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $1,132,388          $  103,000
      Distributions Reinvested .............................       27,534                  --
      Redeemed .............................................      (63,734)             (3,000)
                                                               ----------          ----------
   Net Increase ............................................   $1,096,188          $  100,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $  399,839          $  300,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,484,054+         $  400,000+
                                                               ==========          ==========

*  COMMENCEMENT OF OPERATIONS
** AMOUNTS ROUNDED TO THE NEAREST (000).
+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $3,189,508 and sales of $1,001,603 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                             CURRENT    UNREALIZED
          FORWARD CURRENCY CONTRACTS          VALUE    APPRECIATION
          SHORT CONTRACTS:
          British Pounds, 600,002
             expiring 8/2/00                $908,186      $2,855

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen
Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS           THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                     PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                  REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS 99.7%
BASIC RESOURCES 6.8%
BASIC CHEMICALS 4.6%
Dow Chemical Co. ......................................     42,000      $ 1,267,875
E.I. du Pont de Nemours & Co. .........................     28,900        1,264,375
IMC Global, Inc. ......................................     87,900        1,142,700
PPG Industries, Inc. ..................................     28,300        1,254,044
Praxair, Inc. .........................................     37,100        1,388,931
                                                                        -----------
                                                                          6,317,925
                                                                        -----------
SPECIALTY CHEMICALS  2.2%
Engelhard Corp. .......................................    125,000        2,132,813
Lubrizol Corp. ........................................     44,700          938,700
                                                                        -----------
                                                                          3,071,513
                                                                        -----------
TOTAL BASIC RESOURCES ............................................        9,389,438
                                                                        -----------

BEVERAGES & PERSONAL PRODUCTS  1.4%
PERSONAL PRODUCTS  1.4%
Fortune Brands, Inc. ..................................     82,800        1,909,575
                                                                        -----------

CONSUMER DURABLES  5.7%
AUTOMOBILES  1.9%
Ford Motor Co. ........................................     58,130        2,499,590
General Motors Corp. ..................................      3,069          178,170
                                                                        -----------
                                                                          2,677,760
                                                                        -----------
AUTOMOTIVE  0.5%
Delphi Automotive Systems Corp. .......................     47,100          685,894
                                                                        -----------
BUILDING & HOUSING  0.8%
Masco Corp. ...........................................     34,500          623,156
Owens Corning .........................................     38,520          356,310
                                                                        -----------
                                                                            979,466
                                                                        -----------
FURNISHING & APPLIANCES  2.5%
Maytag Corp. ..........................................     59,500        2,194,062
Whirlpool Corp. .......................................     27,600        1,286,850
                                                                        -----------
                                                                          3,480,912
                                                                        -----------
TOTAL CONSUMER DURABLES ..........................................        7,824,032
                                                                        -----------
CONSUMER SERVICES  1.8%
ENTERTAINMENT & LEISURE  1.8%
Harrah's Entertainment, Inc. (a) ......................    115,200        2,412,000
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-270

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
ENERGY  8.5%
OIL-DOMESTIC &
CRUDE  2.4%
Conoco, Inc.'B' .......................................     35,600      $   874,425
Tosco Corp. ...........................................     87,100        2,466,019
                                                                        -----------
                                                                          3,340,444
                                                                        -----------
OIL-INTERNATIONAL  2.4%
Exxon Mobil Corp. .....................................     21,100        1,656,350
Texaco, Inc. ..........................................     30,000        1,597,500
                                                                        -----------
                                                                          3,253,850
                                                                        -----------
OIL-OFFSHORE DRILLING  2.7%
Nabors Industries, Inc. (a) ...........................     89,000        3,699,062
                                                                        -----------
OIL-WELL EQUIPMENT & SERVICES  1.0%
Halliburton Co. .......................................     29,000        1,368,438
                                                                        -----------
TOTAL ENERGY .....................................................       11,661,794
                                                                        -----------
FINANCIAL SERVICES  18.2%
BANKS  12.2%
Chase Manhattan Corp. .................................     61,860        2,849,426
First Union Corp. (N.C.) ..............................     44,800        1,111,600
Firstar Corp. .........................................     37,200          783,525
FleetBoston Financial Corp. ...........................     77,197        2,624,698
PNC Bank Corp. ........................................     69,700        3,267,188
Washington Mutual, Inc. ...............................    150,550        4,347,131
Wells Fargo Co. .......................................     44,000        1,705,000
                                                                        -----------
                                                                         16,688,568
                                                                        -----------
CREDIT & FINANCE  1.1%
Household International, Inc. .........................     23,100          960,094
SLM Holding Corp. .....................................     15,000          561,562
                                                                        -----------
                                                                          1,521,656
                                                                        -----------
INSURANCE  4.9%
Allstate Corp. ........................................     23,900          531,775
American General Corp. ................................     50,000        3,050,000
AXA Financial, Inc. ...................................     45,400        1,543,600
Hartford Financial Services Group .....................     29,340        1,641,205
                                                                        -----------
                                                                          6,766,580
                                                                        -----------
TOTAL FINANCIAL SERVICES .........................................       24,976,804
                                                                        -----------
HEALTH CARE  20.7%
HEALTH SERVICES  18.7%
Cigna Corp. ...........................................     29,900        2,795,650
Foundation Health Systems 'A' (a) ......................    424,100        5,513,300
HCA-The Healthcare Company ............................    139,770        4,245,514
HEALTHSOUTH Corp. (a) .................................  1,048,900        7,538,968


                                       F-271   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
HEALTH CARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Tenet Healthcare Corp. (a) ............................    205,800      $ 5,556,600
Visteon Corp. (a) .....................................      7,609           92,262
                                                                        -----------
                                                                         25,742,294
                                                                        -----------
HEALTH TECHNOLOGY  2.0%
Beckman Coulter, Inc. .................................     46,930        2,739,539
                                                                        -----------
TOTAL HEALTH CARE ................................................       28,481,833
                                                                        -----------
HEAVY INDUSTRY/TRANSPORTATION  14.0%
AEROSPACE  0.1%
General Motors Corp.'H' (a) ...........................      1,077           94,521
                                                                        -----------
AIR TRANSPORTATION  0.3%
Delta Airlines, Inc. ..................................     10,000          505,625
                                                                        -----------
ELECTRICAL EQUIPMENT  2.5%
Honeywell International, Inc. .........................    100,900        3,399,069
                                                                        -----------
MACHINERY  8.4%
Cooper Industries, Inc. ...............................     36,700        1,195,044
Cummins Engine Co., Inc. ..............................     42,900        1,169,025
Deere & Co. ...........................................     38,600        1,428,200
Eaton Corp. ...........................................     54,700        3,664,900
Ingersoll-Rand Co. ....................................     34,100        1,372,525
Navistar International Corp. (a) ......................     15,400          478,362
Parker-Hannifin Corp. .................................     65,125        2,230,531
                                                                        -----------
                                                                         11,538,587
                                                                        -----------
MISCELLANEOUS INDUSTRIALS  2.7%
Dover Corp. ...........................................     37,700        1,529,206
FMC Corp. (a) .........................................     38,510        2,233,580
                                                                        -----------
                                                                          3,762,786
                                                                        -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION...............................       19,300,588
                                                                        -----------
RETAIL  0.7%
APPAREL  0.7%
VF Corp. ..............................................     43,400        1,033,463
                                                                        -----------
TECHNOLOGY  9.2%
ELECTRONICS  3.6%
Arrow Electronics, Inc. (a) ...........................     43,000        1,333,000
Avnet, Inc. ...........................................     26,400        1,564,200
Motorola, Inc. ........................................     70,700        2,054,718
                                                                        -----------
                                                                          4,951,918
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-272

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
TECHNOLOGY (CONTINUED)
COMPUTERS & OFFICE EQUIPMENT  2.5%
Compaq Computer Corp....................................    42,700      $ 1,091,519
International Business Machines Corp....................    14,000        1,533,875
Quantum Corp.-DLT & Storage Systems (a).................    80,400          778,875
                                                                        -----------
                                                                          3,404,269
                                                                        -----------
SOFTWARE & SERVICES  3.1%
Computer Associates International, Inc..................    29,500        1,510,031
First Data Corp.........................................    57,300        2,843,513
                                                                        -----------
                                                                          4,353,544
                                                                        -----------
TOTAL TECHNOLOGY........................................                 12,709,731
                                                                        -----------
UTILITIES  12.7%
ELECTRIC POWER  4.7%
Cinergy Corp............................................    35,200          895,400
Dominion Resources, Inc.................................    17,400          746,025
Duke Energy Corp........................................    17,300          975,287
Edison International....................................    39,600          811,800
FPL Group, Inc..........................................    15,200          752,400
PG&E Corp...............................................    33,900          834,787
Southern Co.............................................    33,400          778,638
TXU Corp................................................    22,400          660,800
                                                                        -----------
                                                                          6,455,137
                                                                        -----------
NATURAL GAS PIPELINES  1.3%
Coastal Corp............................................    29,900        1,820,163
                                                                        -----------
TELEPHONE SERVICES  6.7%
Bell Atlantic Corp......................................    52,100        2,647,331
BellSouth Corp..........................................    24,700        1,052,838
GTE Corp................................................    27,600        1,718,100
SBC Communications, Inc.................................    87,700        3,793,025
                                                                        -----------
                                                                          9,211,294
                                                                        -----------
TOTAL UTILITIES........................................                  17,486,594
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS 99.7%
    (Cost $140,473,535)................................                 137,185,852
                                                                        -----------


                                       F-273   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                            PAR         MARKET
DESCRIPTION                                                VALUE        VALUE
SHORT-TERM INVESTMENT  0.9%
REPURCHASE AGREEMENT  0.9%
Chase Securities, Inc. 6.15%, dated                     $1,199,000
6/30/00,  due 7/3/00,  to be repurchased at $1,199,614,
collateralized  by $1,275,000 U.S. Treasury Notes 5.50%,
due 5/15/09, valued at $1,228,781
    (Cost $1,199,000).................................                  $ 1,199,000
                                                                        -----------
TOTAL INVESTMENTS  100.6%
    (Cost $141,672,535)...............................                  138,384,852

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.6%..........                     (835,760)
                                                                       ------------
NET ASSETS  100% .....................................                 $137,549,092
                                                                       ============

(a)  NON-INCOME PRODUCING SECURITY


                                       F-274   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $141,672,535)............................   $138,384,852
Cash................................................................            608
Receivable for:
  Dividends.........................................................        144,359
  Fund Shares Sold..................................................         90,488
  Interest..........................................................            205
Deferred Organizational Costs.......................................          2,546
Other...............................................................          4,999
                                                                       ------------
  Total Assets .....................................................    138,628,057
                                                                       ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed..............................................        628,929
  Distribution Fees.................................................        164,774
  Investment Advisory Fees..........................................         89,629
  Shareholder Reporting Expenses....................................         60,525
  Professional Fees.................................................         38,201
  Directors' Fees and Expenses......................................         35,711
  Administrative Fees...............................................         31,421
  Transfer Agent Fees...............................................         17,956
  Custody Fees......................................................         11,819
                                                                       ------------
  Total Liabilities.................................................      1,078,965
                                                                       ------------
NET ASSETS                                                             $137,549,092
                                                                       ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)$     15,260
Paid in Capital in Excess of Par....................................    170,952,250
Accumulated Net Investment Income...................................          4,600
Net Unrealized Depreciation on Investments..........................     (3,287,683)
Accumulated Net Realized Loss.......................................    (30,135,335)
                                                                       ------------
NET ASSETS .........................................................   $137,549,092
                                                                       ============
  Class A Shares:
     Net Asset Value and Redemption Price Per Share (Based on Net Assets
     of $52,610,696 and 5,799,087 Shares Outstanding)...............   $       9.07
                                                                       ============
     Maximum Sales Charge ..........................................          5.75%
     Maximum Offering Price Per Share (Net Asset Value Per
     Share x 100/ (100% - maximum sales charge)) ...................   $       9.62
                                                                       ============
  Class B Shares:
     Net Asset Value and Offering Price Per Share (Based on Net Assets
     of $70,353,310 and 7,836,108 Shares Outstanding)*..............   $       8.98
                                                                       ============
  Class C Shares:
     Net Asset Value and Offering Price Per Share (Based on Net Assets
     of $14,585,086 and 1,625,121 Shares Outstanding)*..............   $       8.97
                                                                       ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       F-275   SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends...........................................................   $  3,371,536
Interest............................................................        171,875
                                                                       ------------
  Total Income .....................................................      3,543,411
                                                                       ------------
EXPENSES:
Investment Advisory Fees............................................      1,462,823
Distribution Fees (Attributed to Classes A, B and C of $171,983, $939,141
  and $202,723, respectively) ......................................      1,313,847
Administrative Fees.................................................        463,813
Shareholder Reports.................................................        152,512
Transfer Agent Fees.................................................        107,170
Professional Fees...................................................         46,809
Filing and Registration Fees........................................         33,251
Custodian Fees......................................................         31,003
Directors' Fees and Expenses........................................         23,862
Amortization of Organizational Costs................................          1,266
Other...............................................................         10,342
                                                                       ------------
     Total Expenses ................................................      3,646,698
     Less Expense Reductions........................................       (127,565)
                                                                       ------------
     Net Expenses ..................................................      3,519,133
                                                                       ------------
NET INVESTMENT INCOME ..............................................   $     24,278
                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments.........................................................   $(20,783,017)
                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...........................................     17,334,342
                                                                       ------------
  End of the Period:
     Investments....................................................     (3,287,683)
                                                                       ------------
Net Change in Unrealized
Appreciation/Depreciation...........................................    (20,622,025)
                                                                       ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
     APPRECIATION/DEPRECIATION .....................................   $(41,405,042)
                                                                       ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $(41,380,764)
                                                                       ============


                                       F-276   SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED JUNE 30, 2000

                                                       YEAR ENDED     YEAR ENDED
                                                     JUNE 30, 2000  JUNE 30, 1999*
                                                     -------------  -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income...............................  $     24,278    $   758,000
Net Realized Loss...................................   (20,783,017)    (9,132,000)
Net Change in Unrealized Appreciation/Depreciation..   (20,622,025)    16,113,000
                                                      ------------    -----------
Net Increase/Decrease in Net Assets Resulting
   from Operations .................................   (41,380,764)     7,739,000
                                                      ------------    -----------
DISTRIBUTIONS:
Net Investment Income:
   Class A..........................................       (61,414)      (601,000)
   Class B..........................................            --        (91,000)
   Class C..........................................            --        (23,000)
In Excess of Net Investment Income:
   Class A..........................................            --         (1,000)
                                                      ------------    -----------
                                                           (61,414)      (716,000)
                                                      ------------    -----------
In Excess of Net Realized Gain:
   Class A..........................................            --     (2,049,000)
   Class B..........................................            --     (2,409,000)
   Class C..........................................            --       (584,000)
                                                      ------------    -----------
                                                                --     (5,042,000)
                                                      ------------    -----------
Net Decrease in Net Assets Resulting from
Distributions                                              (61,414)    (5,758,000)
                                                      ------------    -----------
CAPITAL SHARE TRANSACTIONS:
Subscribed..........................................    30,551,699     63,721,000
Distributions Reinvested............................        57,035      5,042,000
Redeemed............................................  (103,874,481)  (134,239,000)
                                                      ------------    -----------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions ......................   (73,265,747)   (65,476,000)
                                                      ------------    -----------
Total Decrease in Net Assets .......................  (114,707,925)   (63,495,000)
NET ASSETS--Beginning of Period.....................   252,257,017    315,752,000
                                                      ------------    -----------
NET ASSETS--End of Period (Including accumulated/
   distributions in excess of net investment
   income/loss of $4,600 and $(1,000), respectively)  $137,549,092   $252,257,000
                                                      ============   ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


                                       F-277   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   YEAR ENDED JUNE 30, JULY 7, 1997* TO
                                                   -------------------
CLASS A SHARES                                        2000#     1999#   JUNE 30, 1998#
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 10.88   $ 10.53      $  10.00
                                                    -------   -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income......................          0.05      0.07          0.11
  Net Realized and Unrealized Gain/Loss......         (1.85)     0.51          0.56
                                                    -------   -------      --------
Total From Investment Operations.............         (1.80)     0.58          0.67
                                                    -------   -------      --------
DISTRIBUTIONS
  Net Investment Income......................         (0.01)    (0.06)        (0.08)
  In Excess of Net Investment Income.........            --     (0.00)+       (0.01)
  Net Realized Gain..........................            --        --         (0.05)
  In Excess of Net Realized Gain.............            --     (0.17)           --
                                                    -------   -------      --------
Total Distributions..........................         (0.01)    (0.23)        (0.14)
                                                    -------   -------      --------
NET ASSET VALUE, END OF PERIOD...............        $ 9.07   $ 10.88       $ 10.53
                                                    =======   =======      ========
TOTAL RETURN (1).............................        (16.56%)    5.83%         6.74%**
                                                    =======   =======      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............       $52,611   $95,208      $137,447
Ratio of Expenses to Average Net Assets......          1.45%     1.45%         1.45%
Ratio of Net Investment Income to
   Average Net Assets .......................          0.49%     0.74%         1.02%
Portfolio Turnover Rate......................           104%       64%           38%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
   During the Period
   Per Share Benefit to Net Investment Income         $0.01     $0.00+        $0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          1.53%     1.48%         1.60%
  Net Investment Income to Average Net Assets          0.41%     0.73%         0.88%
-----------------------------------------------------------------------------------

*  COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-278

FINANCIAL HIGHLIGHTS                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   YEAR ENDED JUNE 30,  JULY 7, 1997* TO
                                                   --------------------
CLASS B SHARES                                        2000#     1999#   JUNE 30, 1998#
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 10.84   $ 10.51       $ 10.00
                                                    -------   -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................         (0.03)    (0.00)+        0.03
  Net Realized and Unrealized Gain/Loss......         (1.83)     0.51          0.56
                                                    -------   -------      --------
Total From Investment Operations.............         (1.86)     0.51          0.59
                                                    -------   -------      --------
DISTRIBUTIONS
  Net Investment Income......................            --     (0.01)        (0.03)
  In Excess of Net Investment Income.........            --        --         (0.00)+
  Net Realized Gain..........................            --        --         (0.05)
  In Excess of Net Realized Gain.............            --     (0.17)           --
                                                    -------   -------      --------
Total Distributions..........................            --     (0.18)        (0.08)
                                                    -------   -------      --------
NET ASSET VALUE, END OF PERIOD...............        $ 8.98   $ 10.84       $ 10.51
                                                    =======   =======      ========
TOTAL RETURN (1).............................        (17.16%)    5.02%         6.01%**
                                                    =======   =======      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............       $70,353  $127,978      $142,741
Ratio of Expenses to Average Net Assets......          2.20%     2.20%         2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ........................         (0.26%)   (0.03%)        0.28%
Portfolio Turnover Rate......................           104%       64%           38%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss...................         $0.01     $0.00+        $0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          2.28%     2.23%         2.35%
  Net Investment Income/Loss to Average Net Assets    (0.34%)   (0.05%)        0.14%
-----------------------------------------------------------------------------------

*  COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       F-279   SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   YEAR ENDED JUNE 30,  JULY 7, 1997* TO
                                                   --------------------
CLASS C SHARES                                        2000#     1999#   JUNE 30, 1998#
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 10.83   $ 10.50       $ 10.00
                                                    -------   -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................         (0.03)    (0.00)+        0.03
  Net Realized and Unrealized Gain/Loss......         (1.83)     0.51          0.55
                                                    -------   -------      --------
Total From Investment Operations.............         (1.86)     0.51          0.58
                                                    -------   -------      --------
DISTRIBUTIONS
  Net Investment Income......................            --     (0.01)        (0.03)
  In Excess of Net Investment Income.........            --        --         (0.00)+
  Net Realized Gain..........................            --        --         (0.05)
  In Excess of Net Realized Gain.............            --     (0.17)           --
                                                    -------   -------      --------
Total Distributions..........................            --     (0.18)        (0.08)
                                                    -------   -------      --------
NET ASSET VALUE, END OF PERIOD...............        $ 8.97   $ 10.83       $ 10.50
                                                    =======   =======      ========
TOTAL RETURN (1).............................        (17.17%)    5.13%         5.83%**
                                                    =======   =======      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............       $14,585   $29,071       $35,564
Ratio of Expenses to Average Net Assets......          2.20%     2.20%         2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ........................         (0.29%)   (0.02%)        0.29%
Portfolio Turnover Rate......................           104%       64%           38%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss...................         $0.01     $0.00+        $0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          2.28%     2.23%         2.35%
  Net Investment Income/Loss to Average Net Assets    (0.37%)   (0.03%)        0.15%
-----------------------------------------------------------------------------------

*  COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-280

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $11,748,872, which will expire between June 30, 2007 and June 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $144,124,492, the aggregate gross unrealized appreciation is $8,663,864 and the aggregate gross unrealized depreciation is $14,403,504, resulting in net unrealized depreciation on long- and short-term investments of $5,739,640.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $1,263 were reclassified from paid in capital in excess of par to accumulated net investment income. A permanent difference of $41,665 related to a correction of the prior year net operating loss was reclassified from accumulated net realized loss to accumulated net investment income. A permanent difference of $60 related to a correction of prior year amounts was reclassified from paid in capital in excess of par to accumulated net realized loss.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million .......................    .80 of 1%
Next $500 million ........................    .75 of 1%
Over $1 billion ..........................    .70 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                       CLASS A         AND CLASS C
                   MAX. OPERATING     MAX. OPERATING
                    EXPENSE RATIO     EXPENSE RATIO
                        1.45%             2.20%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     For the period ended June 30, 2000, the Adviser voluntarily waived $127,565 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $13,113 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $8,301 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $188,000 for Class A shares and deferred sales charges of $650,399 and $5,595 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     For the period ended June 30, 2000, the Fund incurred $9,708 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                       CLASS B       CLASS C
First ..........................................          5.00%         1.00%
Second .........................................          4.00%         None
Third ..........................................          3.00%         None
Fourth .........................................          2.50%         None
Fifth ..........................................          1.50%         None
Thereafter .....................................           None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                     YEAR ENDED      YEAR ENDED
                                                   JUNE 30, 2000   JUNE 30, 1999*
                                                   ------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ...............................       1,644,231        2,585,000
     Distributions Reinvested .................           6,323          259,000
     Redeemed .................................      (4,598,654)      (7,154,000)
                                                   ------------    -------------
   Net Decrease in Class A Shares Outstanding .      (2,948,100)      (4,310,000)
                                                   ============    =============
   Dollars:
     Subscribed ...............................    $ 15,329,439    $  24,777,000
     Distributions Reinvested .................          57,035        2,427,000
     Redeemed .................................     (42,747,253)     (69,185,000)
                                                   ------------    -------------
   Net Decrease ...............................    $(27,360,779)   $ (41,981,000)
                                                   ============    =============
   Ending Paid in Capital .....................    $ 64,879,338+   $  92,241,000+
                                                   ============    =============
Class B:
   Shares:
     Subscribed ...............................       1,248,877        3,052,000
     Distributions Reinvested .................              --          225,000
     Redeemed .................................      (5,220,030)      (5,046,000)
                                                   ------------    -------------
   Net Decrease in Class B Shares Outstanding .      (3,971,153)      (1,769,000)
                                                   ============    =============
   Dollars:
     Subscribed ...............................    $ 11,612,302    $  29,487,000
     Distributions Reinvested .................              --        2,115,000
     Redeemed .................................     (47,873,105)     (48,333,000)
                                                   ------------    -------------
   Net Decrease ...............................    $(36,260,803)   $ (16,731,000)
                                                   ============    =============
   Ending Paid in Capital .....................    $ 87,382,253+   $ 123,644,000+
                                                   ============    =============
Class C:
   Shares:
     Subscribed ...............................         382,726          988,000
     Distributions Reinvested .................              --           53,000
     Redeemed .................................      (1,441,518)      (1,743,000)
                                                   ------------    -------------
   Net Decrease in Class C Shares
     Outstanding ..............................      (1,058,792)        (702,000)
                                                   ============    =============
   Dollars:
     Subscribed ...............................    $  3,609,958    $   9,457,000
     Distributions Reinvested .................              --          500,000
     Redeemed .................................     (13,254,123)     (16,721,000)
                                                   ------------    -------------
   Net Decrease ...............................    $ (9,644,165)   $  (6,764,000)
                                                   ============    =============
   Ending Paid in Capital .....................    $ 18,707,242+   $  28,352,000+
                                                   ============    =============

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $189,112,672 and sales of $261,414,406 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Worldwide
High Income Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
CORPORATE BONDS & NOTES  59.7%
ARGENTINA  4.0%
Acindar Industry Argentina 11.25%, 2/15/04 ...........         $1,170,000      $   772,200
Cablevision S.A. 13.75%, 5/1/09 (b) ..................          1,100,000        1,003,750
CIA International Telecommunications
    10.375%, 8/1/04 ..................................       ARP3,842,000        3,373,177
CTI Holdings 0.00%, 4/15/08 ..........................         $1,275,000          734,719
Multicanal S.A. 13.125%, 4/15/09 .....................            945,000          916,282
                                                                               -----------
                                                                                 6,800,128
                                                                               -----------
AUSTRALIA  0.5%
Glencore Nickel Property Ltd. 9.00%, 12/1/14 .........            220,000          185,900
Murrin Murrin Holdings 9.375%, 8/31/07 ...............            745,000          648,150
                                                                               -----------
                                                                                   834,050
                                                                               -----------
BRAZIL  1.8%
Banco Nacional Desenv Econo 12.554%, 6/16/08 (c) .....          3,300,000        3,102,000
                                                                               -----------
CANADA  0.3%
GT Group Telecom 0.00%, 2/1/10 (b,d) .................            950,000          527,250
                                                                               -----------
COLOMBIA  0.8%
Occidente Y Caribe 0.00%, 3/15/04 (d) ................          2,000,000        1,420,000
                                                                               -----------
DENMARK  0.7%
Callahan Nordrhein Corp. 14.00%, 7/15/10 (b) .........          1,200,000        1,200,000
                                                                               -----------
INDIA  0.2%
Reliance Industries, Inc. 10.50%, 8/6/46 (b) .........            400,000          369,800
                                                                               -----------
INDONESIA  1.2%
Indah Kiat International, Series B, 11.875%, 6/15/02 .            300,000          243,000
Tjiwi Kimia International BV 13.25%, 8/1/01 ..........          2,000,000        1,760,000
                                                                               -----------
                                                                                 2,003,000
                                                                               -----------
KOREA  0.9%
Hyundai Semiconductor 8.625%, 5/15/07 (b) ............          1,800,000        1,503,792
                                                                               -----------
LUXEMBOURG  0.8%
PTC International Finance BV 11.25%, 12/1/09 (b) .....       EUR1,100,000        1,064,916
Sirona Dental Systems 9.125%, 7/15/08 (b) ............            319,557          249,931
                                                                               -----------
                                                                                 1,314,847
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-289

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
MEXICO  5.1%
Maxcom Telecomunicaciane 13.75%, 4/1/07 (b) ..........         $  675,000      $   599,063
Nuevo Grupo Elektra S.A. 12.00%, 4/1/08 (b) ..........          1,750,000        1,592,500
Nueve Grupo Iusacell S.A. 14.25%, 12/1/06 ............          1,100,000        1,133,000
Petro Mexicanos 9.50%, 9/15/27 .......................          1,350,000        1,368,563
Sanluis Corp. S.A. 8.875%, 3/18/08 (b) ...............          2,850,000        2,607,750
TV Azteca S.A. 10.125%, 2/15/04 ......................          1,500,000        1,389,375
                                                                               -----------
                                                                                 8,690,251
                                                                               -----------
NETHERLANDS  3.4%
Hermes Europe Railtel BV 10.375%, 1/15/09 ............            500,000          416,250
Hermes Europe Railtel BV
    11.50%, 8/15/07 Senior Notes .....................            975,000          848,250
Netia Holdings II B.V. 13.50%, 6/15/09 ...............       EUR1,900,000        1,812,216
Paiton Energy Funding 9.34%, 2/15/14 (b) .............         $1,100,000          220,000
Tele 1 Europe BV 13.00%, 5/15/09 (b) .................       EUR  875,000          847,092
United Pan-Europe Communications
    10.875%, 8/1/09 ..................................         $1,825,000        1,601,438
                                                                               -----------
                                                                                 5,745,246
                                                                               -----------
PHILIPPINES  1.0%
Bayan Telecommunications 13.50%, 7/15/06 (b) .........          2,550,000        1,606,500
                                                                               -----------
QUATAR  0.1%
Ras Laffan Liquid National Gas 8.294%, 3/15/14 (b) ...            250,000          233,815
                                                                               -----------
TURKEY  0.7%
Cellco Finance 15.00%, 8/1/05 (b) ....................          1,040,000        1,118,000
                                                                               -----------
UNITED KINGDOM  2.0%
Colt Telecom Group plc 7.625%, 7/31/08 ...............       EUR  963,785          845,716
Dolphin Telecommunications plc 0.00%, 6/1/08 (d) .....            940,000          322,765
Dolphin Telecommunications plc 0.00%, 5/15/09 (d) ....         $1,350,000          479,250
Esprit Telecommunications Group plc
    11.00%, 6/15/08 ..................................       EUR  664,679          469,138
HMV Media Group, Inc., Series B,
    10.875%, 5/15/08 .................................       GBP  620,000          656,511
RSL Communications plc 0.00%, 6/15/08 (d) ............       EUR1,610,569          652,867
                                                                               -----------
                                                                                 3,426,247
                                                                               -----------
UNITED STATES  36.2%
Adelphia Communications, Series B, 7.75%, 1/15/09 ....         $  750,000          631,875
Adelphia Communications, Series B, 8.375%, 2/1/08 ....            600,000          531,000
Adelphia Communications, Series B, 9.875%, 3/1/07 ....            800,000          768,000
AMSC ASQ Co., Inc., Series B, 12.25%, 4/1/08 .........            885,000          668,175
CA FM Lease Trust 8.50%, 7/15/17 (b) .................            896,900          827,202
Centex Corp. 9.75%, 6/15/05 ..........................            625,000          632,700
Chancellor Media Corp. 9.00%, 10/1/08 ................            425,000          432,438

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
UNITED STATES (CONTINUED)
Chancellor Media Corp., Series B, 8.125%, 12/15/07 ...         $1,365,000      $ 1,371,825
Charter Communications Holdings 10.25%, 1/15/10 ......            835,000          807,236
D.R. Horton, Inc. 8.00%, 2/1/09 ......................            510,000          441,150
DR Securitized Lease Trust, Series 1993-K1, Class A1,
    6.66%, 8/15/10 ...................................            716,486          599,341
DR Securitized Lease Trust, Series 1994-K1,
    7.60%, 8/15/07 ...................................            812,579          741,088
DR Securitized Lease Trust, Series 1994-K1,
    8.375%, 8/15/15 ..................................            250,000          204,723
Echostar DBS Corp. 9.375%, 2/1/09 ....................            800,000          774,000
EES Coke Battery Co., Inc. 9.382%, 4/15/07 (b) .......            300,000          283,158
Exodus Communications, Inc. 11.625%, 7/15/10 (b) .....            660,000          663,300
Global Crossing Holdings Ltd. 9.625%, 5/15/08 ........          2,480,000        2,411,800
Globalstar LP/Capital 11.375%, 2/15/04 ...............            770,000          219,450
Globalstar LP/Capital 11.50%, 6/1/05 .................            125,000           34,375
Globix Corp. 12.50%, 2/1/10 ..........................            575,000          477,250
Hayes Lemmerz International, Inc. 8.25%, 12/15/08 ....          2,115,000        1,787,175
HCA-The Healthcare Corp. 7.69%, 6/15/25 ..............          1,910,000        1,555,829
HCA-The Healthcare Corp. 8.13%, 8/4/03 ...............             85,000           82,636
HCA-The Healthcare Corp. 8.85%, 1/1/07 ...............          1,325,000        1,298,275
Hilton Hotels 7.95%, 4/15/07 .........................            930,000          871,196
HMH Properties, Inc., Series A, 7.875%, 8/1/05 .......            900,000          828,000
Horseshoe Gaming Holdings 8.625%, 5/15/09 ............          2,100,000        1,974,000
Huntsman ICI Chemicals 10.125%, 7/1/09 (b) ...........       EUR1,150,000        1,099,610
Intermedia Communications, Series B,
    0.00%, 7/15/07 (d) ...............................         $3,100,000        2,419,922
International Game Technology 8.375%, 5/15/09 ........            950,000          903,004
Jet Equipment Trust, Series 1995-D,
    11.44%, 11/1/14 (b) ..............................            300,000          330,729
Jet Equipment Trust, Series C-1,
    11.79%, 6/15/13 (b) ..............................            300,000          336,843
Lennar Corp. 9.95%, 5/1/10 (b) .......................            515,000          504,700
Level 3 Communications, Inc. 9.125%, 5/1/08 ..........          3,050,000        2,737,375
Lyondell Chemical Co. 9.625%, 5/1/07 .................            530,000          524,700
Musicland Group, Inc. 9.00%, 6/15/03 .................            500,000          455,000
Musicland Group, Inc. 9.875%, 3/15/08 ................            950,000          793,250
Nextel Communications, Inc. 0.00%, 9/15/07 (d) .......          6,355,000        4,980,731
NEXTLINK Communications, Inc.
    0.00%, 4/15/08 (d) ...............................          3,425,000        2,157,750
NEXTLINK Communications, Inc. 10.75%, 11/15/08 .......            735,000          731,325
NSM Steel, Ltd. 12.25%, 2/1/08 (b,f) .................            525,000              525
NTL, Inc. 0.00%, 4/1/08 (d) ..........................       GBP1,500,000        1,395,465
Oil Purchase Co. 7.10%, 4/30/02 (b) ..................         $  129,942          123,751
OnePoint Communications Corp. 14.50%, 6/1/08 .........            735,000          367,500


SEE NOTES TO FINANCIAL STATEMENTS      F-291

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
UNITED STATES (CONTINUED)
Park Place Entertainment 7.875%, 12/15/05 ............         $  640,000      $   600,000
Park Place Entertainment 8.50%, 11/15/06 .............            325,000          319,326
Primus Telecommunications Group 11.25%, 1/5/09 .......            330,000          268,950
Primus Telecommunications Group, Series B,
    9.875%, 5/15/08 ..................................            700,000          542,500
PSINet, Inc., Series B, 10.00%, 2/15/05 ..............            470,000          437,100
PSINet, Inc., Series B, 11.00%, 8/1/09 ...............          1,805,000        1,701,213
RCN Corp. 0.00%, 10/15/07 (d) ........................          2,610,000        1,618,200
Rhythms Netconnections, Inc., Series B,
    0.00%, 5/15/08 (b,d) .............................          2,130,000          873,300
RSL Communications Ltd. 9.125%, 3/1/08 ...............          1,340,000          871,000
RSL Communications Ltd. 12.25%, 11/15/06 .............             35,000           28,000
Station Casinos, Inc. 9.75%, 4/15/07 .................            985,000          985,000
Station Casinos, Inc. 10.125%, 3/15/06 ...............            750,000          759,375
Tenet Healthcare Corp. 8.125%, 12/1/08 ...............            500,000          457,500
Tenet Healthcare Corp. 8.625%, 1/15/07 ...............          1,000,000          950,000
Tenneco, Inc. 11.625%, 10/15/09 ......................            675,000          599,063
TNP Enterprises, Inc. 14.50%, 4/1/11 .................             80,000          792,000
USA Waste Services 7.125%, 10/1/07 ...................            825,000          753,184
USA Waste Services 7.125%, 12/15/17 ..................            200,000          165,916
Viatel, Inc., Series A, 0.00%, 4/15/08 (d) ...........          1,900,000          874,000
Vintage Petroleum 8.625%, 2/1/09 .....................            450,000          429,750
Wam!Net, Inc., Series B, 0.00%, 3/1/05 (d) ...........          1,890,000        1,058,400
Waste Management, Inc. 7.65%, 3/15/11 ................            235,000          214,644
Winstar Communications, Inc. 0.00%, 4/15/10 (b) ......          6,485,000        2,983,100
WMX Technologies, Inc. 7.00%, 10/15/06 ...............            535,000          493,522
XM Satellite Radio, Inc. 14.00%, 3/15/10 (b) .........            700,000          612,500
                                                                               -----------
                                                                                61,166,920
                                                                               -----------
TOTAL CORPORATE BONDS & NOTES
    (Cost $114,158,454) .................................................      101,061,846
                                                                               -----------
ASSET BACKED SECURITIES  0.7%
UNITED STATES  0.7%
Commercial Financial Services, Inc., Series 1997-5,
    Class A1, 7.72%, 6/15/05 .........................            857,314          214,329
Long Beach Acceptance Auto Grantor Trust,
    Series 1997-1, Class B, 14.22%, 10/26/03 .........            111,409          110,878
OHA Grantor Trust 11.00%, 9/15/03 (b) ................            895,291          855,084
                                                                               -----------

TOTAL ASSET BACKED SECURITIES
    (Cost $1,868,835) ...................................................        1,180,291
                                                                               -----------

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS  1.0%
UNITED STATES  1.0%
Aircraft Lease Portfolio Securitization Ltd.,
    Series 1996-1, Class DX, 12.75%, 6/15/06 .........        $   601,851       $  577,801
DLJ Mortgage Acceptance Corp., Series 1997-CF2,
    Class S, IO, 0.00%, 10/15/17 (c) .................         35,928,783          718,935
DR Structured Finance, Series 1994-K2,
    9.35%, 8/15/19 ...................................            150,000          130,872
Federal Mortgage Acceptance Corp.,
    Series 1996-B, Class C, 7.883%, 11/1/18 (b) ......            534,716          181,809
                                                                               -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $1,849,509) ...................................................        1,609,417
                                                                               -----------
EUROBOND  1.3%
ARGENTINA  1.3%
Republic of Argentina, Series L, 0.00%, 3/31/05 (c)
    (Cost $2,304,214) ................................          2,472,000        2,256,936
                                                                               -----------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  31.3%
ARGENTINA  2.4%
Province of Buenos Aires 13.25%, 3/19/10 .............          1,400,000        1,316,000
Republic of Argentina 11.75%, 4/7/09 .................          2,090,000        1,947,358
Republic of Argentina 11.75%, 6/15/15 ................            840,000          764,400
                                                                               -----------
                                                                                 4,027,758
                                                                               -----------
BRAZIL  9.1%
Federated Republic of Brazil 14.50%, 10/15/09 ........          2,123,000        2,248,788
Federated Republic of Brazil 12.25%, 3/6/30 ..........          4,800,000        4,392,000
Federated Republic of Brazil Discount Bond,
    7.375%, 4/15/24 (c) ..............................          2,300,000        1,819,875
Federated Republic of Brazil Debt Conversion Bond,
    Series Z-L, 0.00%, 4/15/24 (d) ...................            700,000          457,844
Federated Republic of Brazil Debt Conversion Bond,
    Series Z-L, 7.438%, 4/15/12 (c) ..................          2,280,000        1,680,788
Federated Republic of Brazil, Series C,
    PIK, 8.00%, 4/15/14 ..............................          2,258,406        1,638,756
Federated Republic of Brazil, Series E1,
    7.375%, 4/15/06 (c) ..............................          1,534,500        1,399,272
Federated Republic of Brazil, Series L,
    8.00%, 4/15/14 ...................................          1,108,269          804,188
Federated Republic of Brazil, Series NMB-L,
    7.438%, 4/15/09 (c) ..............................          1,200,000        1,005,000
                                                                               -----------
                                                                                15,446,511
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-293

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
BULGARIA  1.6%
Republic of Bulgaria 7.063%, 7/28/11 (c) .............         $1,750,000      $ 1,389,063
Republic of Bulgaria Discount Bond, Series A,
    7.063%, 7/28/24 (c) ..............................          1,650,000        1,307,625
                                                                               -----------
                                                                                 2,696,688
                                                                               -----------
COLOMBIA  2.8%
Republic of Colombia 13.58%, 8/13/05 (c) .............            626,000          597,830
Republic of Colombia 9.75%, 4/23/09 ..................          1,150,000          905,625
Republic of Colombia 11.75%, 2/25/20 .................          4,000,000        3,290,000
                                                                               -----------
                                                                                 4,793,455
                                                                               -----------
ECUADOR  0.3%
Republic of Ecuador Discount Bond
    6.75%, 2/28/25 (c,f) .............................          1,230,000          488,925
                                                                               -----------
IVORY COAST  0.2%
Ivory Coast 2.00%, 3/29/18 (c) .......................          1,850,000          296,000
                                                                               -----------
JORDAN  0.4%
Government of Jordan 7.75%, 12/23/23 (b,c) ...........            828,000          641,700
                                                                               -----------
MEXICO  2.7%
United Mexican States 7.50%, 3/8/10 (b) ..............            800,000          736,332
United Mexican States Discount Bonds
    0.00%, 12/31/19 (c) ..............................          3,900,000        3,831,750
                                                                               -----------
                                                                                 4,568,082
                                                                               -----------
PANAMA  0.2%
Republic of Panama Past Due Interest, PIK
    7.063%, 7/17/16 (d) ..............................            492,053          406,558
                                                                               -----------
PERU  1.6%
Republic of Peru Front Loaded Interest Reduction Bond
    3.75%, 3/7/17 (b,d) ..............................          1,450,000          880,875
Republic of Peru Front Loaded Interest Reduction Bond
    3.75%, 3/7/17 (d) ................................          3,040,000        1,846,800
                                                                               -----------
                                                                                 2,727,675
                                                                               -----------
PHILIPPINES  3.0%
Republic of Philippines 9.875%, 1/15/19 ..............          2,000,000        1,640,000
Republic of Philippines 10.625%, 3/16/25 .............          3,900,000        3,347,565
                                                                               -----------
                                                                                 4,987,565
                                                                               -----------
RUSSIA  5.7%
Government of Russia 10.00%, 6/26/07 .................          4,800,000        3,714,000
Government of Russia 12.75%, 6/24/28 .................          6,850,000        5,950,938
                                                                               -----------
                                                                                 9,664,938
                                                                               -----------

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
VENEZUELA  1.3%
Republic of Venezuela 6.75%, 3/31/20 .................         $1,200,000      $   840,000
Republic of Venezuela 9.25%, 9/15/27 .................          1,200,000          791,700
Republic of Venezuela Discount Bond, Series L,
    0.00%, 12/18/07 (c) ..............................            714,280          580,576
                                                                               -----------
                                                                                 2,212,276
                                                                               -----------

TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $51,281,626) ..................................................       52,958,131
                                                                               -----------
LOAN AGREEMENTS  1.8%
ALGERIA  1.0%
Republic of Algeria 0.00%, 3/31/10 (c) ...............            300,000          247,125
Republic of Algeria 0.00%, 3/31/10 (c) ...............          1,950,000        1,516,125
                                                                               -----------
                                                                                 1,763,250
                                                                               -----------
MOROCCO  0.8%
Kingdom of Morocco 7.75%, 1/1/09 (c) .................          1,514,105        1,362,695
                                                                               -----------

TOTAL LOAN AGREEMENTS
    (Cost $3,068,055) ...................................................        3,125,945
                                                                               -----------


                                                                  SHARES
COMMON STOCK  0.1%
SWEDEN  0.1%
Tele 1 Europe AB ADR (a) (Cost $0) ...................             16,443          198,344
                                                                               -----------
PREFERRED STOCKS  1.5%
UNITED STATES  1.5%
IXC Communications, Inc. PIK 12.50% ..................                762          761,587
Kmart Financing 7.75% ................................              9,350          341,275
NEXTLINK Communications, Inc. 10.75% (a) .............              7,165          709,355
Paxson Communications 13.25% (a) .....................              7,872          755,712
                                                                               -----------

TOTAL PREFERRED STOCKS
    (Cost $2,198,187) ...................................................        2,567,929
                                                                               -----------


                                                                  NO. OF
                                                                  RIGHTS
RIGHTS  0.0%
MEXICO  0.0%
United Mexican States Par Bond
    7.313%, 6/30/03 (a,c) (Cost $0) ..................          5,999,000               --
                                                                               -----------


                                                                  NO. OF
                                                                 WARRANTS
WARRANTS  0.1%
COLOMBIA  0.0%
Occidente Y Caribe, expiring 3/15/04 (a,b) ...........             80,000           30,000
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS.     F-295

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                   NO. OF           MARKET
DESCRIPTION                                                       WARRANTS          VALUE
UNITED STATES  0.1%
Motient Corp., expiring 4/1/08 (a,b) ...............                8,850      $    30,975
NSM Steel, Inc., expiring 2/1/08 (a,b) .............            3,323,743            3,324
OnePoint Communications Corp., expiring 6/1/08 (a)..                7,350           14,700
Wam!Net, Inc., expiring 3/1/05 (a) .................               22,500           24,750
                                                                               -----------
                                                                                    73,749
                                                                               -----------

TOTAL WARRANTS
    (Cost $52,000) ......................................................          103,749
                                                                               -----------

TOTAL LONG-TERM INVESTMENTS  97.5%
    (Cost $176,780,880) .................................................      165,062,588
                                                                               -----------

                                                                    PAR
                                                                   VALUE
SHORT-TERM INVESTMENTS  3.2%
REPURCHASE AGREEMENT  1.6%
Chase Securities, Inc. 6.15%,                          $        2,622,000
dated 6/30/00, due 7/3/00, to be repurchased
at $2,623,344, collateralized by $2,780,000
U.S. Treasury Notes 5.50%, due 5/15/09,
valued at $2,679,225 ....................................................        2,622,000
                                                                               -----------
STRUCTURED INVESTMENT  0.6% - SEE NOTE 5C
Turkey Linked Structured Note, 8/7/00 ..............            1,000,000        1,042,500
                                                                               -----------

Treasury Bills  1.0%
Republic of Turkey, Series 14T, 8/23/00 ............ TRL1,124,150,000,000        1,601,861
United States Treasury Bill, 7/27/00 (e) ...........   $          100,000           99,641
                                                                               -----------
                                                                                 1,701,502
                                                                               -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $5,627,334) ...................................................        5,366,002
                                                                               -----------

TOTAL INVESTMENTS  100.7%
    (Cost $182,408,214) .................................................      170,428,590

LIABILITIES IN EXCESS OF OTHER ASSETS  - 0.7% ...........................       (1,150,097)
                                                                               -----------

NET ASSETS  100% ........................................................     $169,278,493
                                                                              ============

(a) NON-INCOME PRODUCING SECURITY

(b) 144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c) VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED JUNE 30, 2000.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2000. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



(e) SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f) BOND IS IN DEFAULT.

ADR--AMERICAN DEPOSITARY RECEIPT

ARP--ARGENTINE PESO

EUR--EURO

GBP--BRITISH POUND

IO--INTEREST ONLY

PIK--PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT
     THE DISCRETION OF THE ISSUER.

TRL--TURKISH LIRA


SEE NOTES TO FINANCIAL STATEMENTS      F-297

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                        PERCENT OF
         INDUSTRY                                        VALUE          NET ASSETS
         Foreign Government &
           Agency Obligations ................        $52,958,131           31.3%
         Telecommunications ..................         47,867,667           28.3
         Media & Entertainment ...............         11,453,804            6.8
         Finance .............................          6,853,657            4.0
         Industrial ..........................          5,921,670            3.5
         Cable Television ....................          5,246,371            3.1
         Retail ..............................          4,407,987            2.6
         Health Care .........................          4,344,240            2.5
         Capital Equipment ...................          4,111,542            2.4
         Loan Agreements .....................          3,125,945            1.8
         Collateralized Mortgage Obligations &
           Asset Backed Securities ...........          2,789,708            1.7
         Eurobond ............................          2,256,936            1.3
         Metals ..............................          1,893,257            1.1
         Packaging ...........................          1,760,000            1.0
         Hotel/Lodging .......................          1,699,196            1.0
         Chemicals ...........................          1,624,310            1.0
         Consumer Services ...................          1,592,500            0.9
         Multi-Industry ......................          1,200,000            0.7
         Materials ...........................          1,137,400            0.7
         Energy ..............................          1,007,316            0.6
         Utilities ...........................            792,000            0.5
         Transportation ......................            577,801            0.4
         Real Estate .........................            441,150            0.3
                                                     ------------           ----
                                                     $165,062,588           97.5%
                                                     ============           ====


+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $182,408,214) .....................................................    $170,428,590
Margin Deposit on Futures ....................................................................         114,681
Cash .........................................................................................          29,746
Receivable for:
   Interest ..................................................................................       3,539,749
   Investments Sold ..........................................................................       3,059,026
   Fund Shares Sold ..........................................................................         457,829
   Variation Margin of Futures Contracts .....................................................          24,555
   Foreign Withholding Tax Reclaim ...........................................................           8,865
Other ........................................................................................           9,333
                                                                                                  ------------
      Total Assets ...........................................................................     177,672,374
                                                                                                  ------------

LIABILITIES:
Payable for:
   Investments Purchased .....................................................................       6,200,162
   Dividends Declared ........................................................................       1,459,141
   Distribution Fees .........................................................................         222,508
   Fund Shares Redeemed ......................................................................         162,719
   Investment Advisory Fees ..................................................................         103,265
   Shareholder Reporting Expenses ............................................................          54,420
   Professional Fees .........................................................................          47,963
   Administrative Fees .......................................................................          35,614
   Directors' Fees and Expenses ..............................................................          35,248
   Custody Fees ..............................................................................          17,009
   Transfer Agent Fees .......................................................................          13,671
Net Realized Loss on Foreign Currency Exchange Contracts .....................................          41,602
Other ........................................................................................             559
                                                                                                  ------------
      Total Liabilities ......................................................................       8,393,881
                                                                                                  ------------
NET ASSETS ...................................................................................    $169,278,493
                                                                                                  ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ......................    $     17,097
Paid in Capital in Excess of Par .............................................................     245,910,432
Accumulated Net Investment Income ............................................................       1,381,930
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures .........................................................     (11,940,145)
Accumulated Net Realized Loss ................................................................     (66,090,821)
                                                                                                  -------------
NET ASSETS ...................................................................................    $169,278,493
                                                                                                  ============
   Class A Shares:
      Net Asset Value and Redemption Price Per Share (Based on Net Assets
      of $44,932,193 and 4,524,584 Shares Outstanding) .......................................    $       9.93
                                                                                                  ============
      Maximum Sales Charge....................................................................           4.75%
      Maximum Offering Price Per Share (Net Asset Value
      Per Share x 100/(100% - maximum sales charge))  ........................................    $      10.43
                                                                                                  ============
   Class B Shares:
      Net Asset Value and Offering Price Per Share (Based on Net Assets of
      $90,872,413 and 9,188,545 Shares Outstanding)* .........................................    $       9.89
                                                                                                  ============
   Class C Shares:
      Net Asset Value and Offering Price Per Share (Based on Net Assets of
      $33,473,887 and 3,384,036 Shares Outstanding)* .........................................    $       9.89
                                                                                                  ============


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS      F-299

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...................................................................      $    64,922
Interest ....................................................................       24,148,962
                                                                                   -----------
                                                                                    24,213,884
                                                                                   -----------

EXPENSES:
Distribution Fees (Attributed to Classes A, B and C of
   $125,696, $996,735 and $363,072, respectively) ...........................        1,485,503
Investment Advisory Fees ....................................................        1,396,416
Administrative Fees .........................................................          473,300
Country Tax Expense .........................................................          243,144
Shareholder Reports .........................................................          146,361
Transfer Agent Fees .........................................................           73,911
Professional Fees ...........................................................           59,857
Filing and Registration Fees ................................................           42,513
Custodian Fees ..............................................................           41,705
Directors' Fees and Expenses ................................................           26,883
Other .......................................................................            9,983
                                                                                   -----------
      Total Expenses ........................................................        3,999,576
                                                                                   -----------
NET INVESTMENT INCOME .......................................................      $20,214,308
                                                                                   ===========
NET REALIZED GAIN/LOSS ON:
Investments .................................................................      $ 8,379,886
Foreign Currency Transactions ...............................................         (370,652)
Futures .....................................................................          117,593
                                                                                   -----------
Net Realized Gain ...........................................................        8,126,827
                                                                                   -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ..................................................       (3,139,531)
                                                                                   -----------
   End of the Period:
      Investments ...........................................................      (11,979,624)
      Foreign Currency Translations .........................................          (42,816)
      Futures ...............................................................           82,295
                                                                                   -----------
                                                                                   (11,940,145)
                                                                                   -----------
Net Change in Unrealized Appreciation/Depreciation
   During the Period ........................................................       (8,800,614)
                                                                                   -----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ................................................      $  (673,787)
                                                                                   ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................      $19,540,521
                                                                                   ===========

Statement of Changes In Net Assets
YEAR ENDED JUNE 30, 2000

                                                                               YEAR ENDED         YEAR ENDED
                                                                              JUNE 30, 2000     JUNE 30, 1999*
                                                                              -------------     --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .....................................................   $ 20,214,308        $ 23,252,000
Net Realized Gain/Loss ....................................................      8,126,827         (75,712,000)
Net Change in Unrealized Appreciation/Depreciation  .......................     (8,800,614)         11,553,000
                                                                              ------------       -------------
Net Increase/Decrease in Net Assets Resulting from
    Operations ............................................................     19,540,521         (40,907,000)
                                                                              ------------       -------------

DISTRIBUTIONS:
Net Investment Income:
    Class A ...............................................................     (5,203,356)         (7,573,000)
    Class B ...............................................................     (9,648,540)        (11,681,000)
    Class C ...............................................................     (3,503,053)         (4,723,000)
                                                                              ------------       -------------
                                                                               (18,354,949)        (23,977,000)
                                                                              ------------       -------------

In Excess of Net Realized Gain:
    Class A ...............................................................             --             (42,000)
    Class B ...............................................................             --             (70,000)
    Class C ...............................................................             --             (29,000)
                                                                              ------------       -------------
                                                                                        --            (141,000)
                                                                              ------------       -------------
Net Decrease in Net Assets Resulting from Distributions ...................    (18,354,949)        (24,118,000)
                                                                              ------------       -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ................................................................     31,012,606          83,177,000
Distributions Reinvested ..................................................     10,327,074          13,759,000
Redeemed ..................................................................    (79,382,125)       (123,953,000)
                                                                              ------------       -------------
Net Decrease in Net Assets Resulting from
    Capital Share Transactions ............................................    (38,042,445)        (27,017,000)
                                                                              ------------       -------------

Total Decrease in Net Assets ..............................................    (36,856,873)        (92,042,000)
NET ASSETS--Beginning of Period ...........................................    206,135,366         298,177,000
                                                                              ------------       -------------
NET ASSETS--End of Period (Including accumulated net
    investment income of $1,381,930 and $357,000,
respectively) .............................................................   $169,278,493        $206,135,000
                                                                              ============        ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS      F-301

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------------
CLASS A SHARES                                          2000#        1999#        1998#         1997         1996
                                                     ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
     OF PERIOD ...............................         $  9.90      $ 12.46      $ 14.26      $ 12.47      $ 11.57
                                                       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ......................            1.14         1.06         1.15         1.25         1.36
  Net Realized and
     Unrealized Gain/Loss ....................           (0.06)       (2.51)       (0.67)        2.30         0.80
                                                       -------      -------      -------      -------      -------
Total From Investment Operations..............            1.08        (1.45)        0.48         3.55         2.16
                                                       -------      -------      -------      -------      -------

DISTRIBUTIONS
  Net Investment Income.......................           (1.05)       (1.10)       (1.09)       (1.25)       (1.26)
  Net Realized Gain...........................              --           --        (1.19)       (0.51)          --
  In Excess of Net Realized Gain..............              --        (0.01)          --           --           --
                                                       -------      -------      -------      -------      -------
Total Distributions...........................           (1.05)       (1.11)       (2.28)       (1.76)       (1.26)
                                                       -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD................         $  9.93      $  9.90      $ 12.46      $ 14.26      $ 12.47
                                                       =======      =======      =======      =======      =======
TOTAL RETURN (1)..............................          11.39%      (11.14%)       3.40%       30.29%       19.61%
                                                       =======      =======      =======      =======      =======

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).............         $44,932      $58,506      $91,579      $76,439      $41,493
Ratio of Expenses to Average
  Net Assets .................................           1.60%        1.45%        1.45%        1.52%        1.55%
Ratio of Net Investment Income to
  Average Net Assets .........................          11.41%       10.55%        8.36%        9.73%       11.95%
Portfolio Turnover Rate ......................            119%         121%         156%         157%         220%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income ...................................         $    --      $    --      $    --      $    --      $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .............              --           --           --           --        1.69%
  Net Investment Income to
    Average Net Assets .......................              --           --           --           --       11.81%
Ratio of Net Expenses to Average
  Net Assets excluding country tax
  expense and interest expense ...............           1.46%           --           --           --           --
--------------------------------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                         AUGUST 1,
                                                                   YEAR ENDED JUNE 30,                   1995+ TO
                                                     ----------------------------------------------      JUNE 30,
CLASS B SHARES                                        2000#        1999#        1998#         1997         1996
                                                     -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...................................       $  9.86     $  12.40     $  14.20      $ 12.44      $ 11.63
                                                     -------     --------     --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................          1.06         0.98         1.04         1.07         1.18
  Net Realized and
    Unrealized Gain/Loss......................         (0.06)       (2.50)       (0.65)        2.35         0.72
                                                     -------     --------     --------      -------      -------
Total From Investment Operations..............          1.00        (1.52)        0.39         3.42         1.90
                                                     -------     --------     --------      -------      -------
DISTRIBUTIONS
  Net Investment Income.......................         (0.97)       (1.01)       (1.00)       (1.15)       (1.09)
  Net Realized Gain...........................            --           --        (1.19)       (0.51)          --
  In Excess of Net Realized Gain..............            --        (0.01)          --           --           --
                                                     -------     --------     --------      -------      -------
Total Distributions...........................         (0.97)       (1.02)       (2.19)       (1.66)       (1.09)
                                                     -------     --------     --------      -------      -------
NET ASSET VALUE, END OF PERIOD................       $  9.89     $   9.86     $  12.40      $ 14.20      $ 12.44
                                                     =======     ========     ========      =======      =======
TOTAL RETURN (1)..............................        10.58%      (11.82%)       2.63%       29.14%       17.07%*
                                                     =======     ========     ========      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).............       $90,872     $107,013     $146,401      $78,340      $26,174
Ratio of Expenses to Average
  Net Assets..................................         2.35%        2.20%        2.20%        2.27%        2.30%
Ratio of Net Investment Income to
  Average Net Assets..........................        10.65%        9.81%        7.64%        8.86%       12.06%
Portfolio Turnover Rate.......................          119%         121%         156%         157%         220%*
------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income....................................       $    --     $     --     $     --      $    --        $0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..............            --           --           --           --        2.47%
  Net Investment Income to
    Average Net Assets........................            --           --           --           --       11.89%
Ratio of Net Expenses to Average
  Net Assets excluding country tax
    expense and interest expense..............         2.21%           --           --           --           --
------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+ THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-303

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------------
CLASS C SHARES                                          2000#        1999#        1998#        1997         1996
                                                     ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...................................         $  9.87      $ 12.40      $ 14.21      $ 12.45      $ 11.58
                                                       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................            1.06         0.98         1.04         1.16         1.30
  Net Realized and
    Unrealized Gain/Loss......................           (0.07)       (2.49)       (0.66)        2.26         0.77
                                                       -------      -------      -------      -------      -------
Total From Investment Operations..............            0.99        (1.51)        0.38         3.42         2.07
                                                       -------      -------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income.......................           (0.97)       (1.01)       (1.00)       (1.15)       (1.20)
  Net Realized Gain...........................              --           --        (1.19)       (0.51)          --
  In Excess of Net Realized Gain..............              --        (0.01)          --           --           --
                                                       -------      -------      -------      -------      -------
Total Distributions...........................           (0.97)       (1.02)       (2.19)       (1.66)       (1.20)
                                                       -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD................         $  9.89      $  9.87      $ 12.40      $ 14.21      $ 12.45
                                                       =======      =======      =======      =======      =======
TOTAL RETURN (1)..............................          10.57%      (11.83%)       2.55%       29.12%       18.71%
                                                       =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).............         $33,474      $40,616      $60,197      $41,709      $28,094
Ratio of Expenses to Average
  Net Assets..................................           2.35%        2.20%        2.20%        2.27%        2.30%
Ratio of Net Investment Income to
  Average Net Assets..........................          10.65%        9.81%        7.62%        9.04%       11.40%
Portfolio Turnover Rate.......................            119%         121%         156%         157%         220%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income....................................         $    --      $    --      $    --      $    --        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..............              --           --           --           --        2.44%
  Net Investment Income to
    Average Net Assets........................              --           --           --           --       11.26%
Ratio of Net Expenses to Average
  Net Assets excluding country tax
  expense and interest expense................           2.21%           --           --           --           --
--------------------------------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


    The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

At June 30, 2000, approximately 84% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk, and the securities tend to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Although the Fund's fiscal year end is June 30, the Fund's tax year end is September 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $55,413,637, which will expire September 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions and the difference in the Fund's tax year end.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $182,408,214, the aggregate gross unrealized appreciation is $3,012,247 and the aggregate gross unrealized depreciation is $14,991,871, resulting in net unrealized depreciation on long- and short-term investments of $11,979,624.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $824,555 was reclassified from accumulated net investment income to accumulated net realized loss. A permanent difference related to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $17,726 was reclassified from accumulated net realized loss to accumulated net investment income. A permanent difference of $29,829 related to partnership investments was reclassified from accumulated net investment income to accumulated net realized loss. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $1,746 were reclassified from paid in capital in excess of par to accumulated net investment income.

    Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

    The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million.....................................          .75 of 1%
Next $500 million......................................          .70 of 1%
Over $1 billion........................................          .65 of 1%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                           CLASS A             AND CLASS C
                       MAX. OPERATING         MAX. OPERATING
                        EXPENSE RATIO         EXPENSE RATIO
                            1.55%                 2.30%

    For the period ended June 30, 2000, the Fund recognized expenses of $12,192 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    For the period ended June 30, 2000, the Fund recognized expenses of $8,016 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

    Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

    The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $92,451 for Class A shares and deferred sales charges of $527,530 and $5,741 for Class B shares and Class C shares, respectively. Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a 10 year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000



3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                        CONTINGENT DEFERRED SALES
                                                       CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                       ---------------------------
YEAR OF REDEMPTION   CLASS B    CLASS C
First.............................................       4.00%            1.00%
Second............................................       4.00%            None
Third.............................................       3.00%            None
Fourth............................................       2.50%            None
Fifth.............................................       1.50%            None
Thereafter........................................       None             None

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000

                                                      YEAR ENDED      YEAR ENDED
                                                    JUNE 30, 2000   JUNE 30, 1999*
                                                    -------------   --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..................................      1,470,858       3,413,000
     Distributions Reinvested.....................        350,009         486,000
     Redeemed.....................................     (3,203,852)     (5,339,000)
                                                     ------------    ------------
   Net Decrease in Class A Shares Outstanding.....     (1,382,985)     (1,440,000)
                                                     ============    ============
   Dollars:
     Subscribed...................................   $ 14,838,696    $ 36,170,000
     Distributions Reinvested.....................      3,493,604       4,873,000
     Redeemed.....................................    (32,264,042)    (53,258,000)
                                                     ------------    ------------
   Net Decrease...................................   $(13,931,742)   $(12,215,000)
                                                     ============    ============

   Ending Paid in Capital.........................   $ 66,725,638+   $ 80,677,000+
                                                     ============    ============
CLASS B:
   Shares:
     Subscribed ..................................      1,060,856       3,007,000
     Distributions Reinvested.....................        487,220         619,000
     Redeemed.....................................     (3,209,185)     (4,586,000)
                                                     ------------    ------------
   Net Decrease in Class B Shares Outstanding.....     (1,661,109)       (960,000)
                                                     ============    ============
   Dollars:
     Subscribed ..................................   $ 10,592,179    $ 31,134,000
     Distributions Reinvested.....................      4,844,540       6,179,000
     Redeemed.....................................    (32,147,709)    (45,561,000)
                                                     ------------    ------------
   Net Decrease...................................   $(16,710,990)   $ (8,248,000)
                                                     ============    ============

   Ending Paid in Capital.........................   $131,144,566+   $147,844,000+
                                                     ============    ============
CLASS C:
   Shares:
     Subscribed ..................................        558,763       1,545,000
     Distributions Reinvested.....................        200,016         270,000
     Redeemed.....................................     (1,491,227)     (2,552,000)
                                                     ------------    ------------
   Net Decrease in Class C Shares Outstanding.....       (732,448)       (737,000)
                                                     ============    ============
   Dollars:
     Subscribed...................................   $  5,581,731    $ 15,873,000
     Distributions Reinvested.....................      1,988,930       2,707,000
     Redeemed.....................................    (14,970,374)    (25,134,000)
                                                     ------------    ------------
   Net Decrease...................................   $ (7,399,713)   $ (6,554,000)
                                                     ============    ============

   Ending Paid in Capital.........................   $ 48,059,071+   $ 55,455,000+
                                                     ============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).
+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1E.

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $212,748,084 and sales of $246,133,571 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.


A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

    At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
                                            CURRENT         APPRECIATION/
         FORWARD CURRENCY CONTRACTS          VALUE          DEPRECIATION
         SHORT CONTRACTS:
         British Pound, 1,595,000
           expiring 8/3/00                $ 2,414,289        $   64,740
         Euro, 9,238,348
           expiring 7/26/00-8/10/00         8,828,868          (114,697)
                                          -----------        ----------
                                          $11,243,157        $  (49,957)
                                          -----------        ----------
         LONG CONTRACTS:
         British Pound, 115,000
           expiring 8/3/00                $   174,071        $     (660)
         Euro, 805,000
           expiring 7/28/00-8/3/00            833,449             9,015
                                          -----------        ----------
                                          $ 1,007,520        $    8,355
                                          -----------        ----------
                                          $12,250,677        $  (41,602)
                                          ===========        ==========

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of realized gain or loss associated with a futures contract may exceed the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the period ended June 30, 2000, were as follows:

                                                         CONTRACTS
         Outstanding at June 30, 1999.........                  13
         Futures Opened.......................                 137
         Futures Closed.......................                (115)
                                                         ---------
         Outstanding at June 30, 2000.........                  35
                                                         =========

    The futures contracts outstanding as of June 30, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                      UNREALIZED
                                                         CONTRACTS   APPRECIATION
         SHORT CONTRACTS:
         U.S. Long Gilt Index--September 2000
           (Current notional value $114 per contract)        10        $ 6,614


         LONG CONTRACTS:
         U.S. 10 Year Note--September 2000
           (Current notional value $98 per contract)         25         75,681
                                                            ---        -------
                                                             35        $82,295
                                                            ===        =======

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


C. STRUCTURED SECURITIES The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) (1)  Articles of Amendment and Restatement(1)

    (2) Articles Supplementary (adding Registrant's Japanese Equity Fund) to the Amended and Restated Articles of Incorporation(2)

    (3)  Articles Supplementary (adding Registrant's Global Equity, Emerging
         Market Debt, Mid Cap Growth, Equity Growth and Value Funds) to the
         Amended and Restated Articles of Incorporation(3)

    (4)  Articles Supplementary (changing the name of Morgan Stanley Equity
         Growth to Van Kampen Equity Growth) to the Amended and Restated
         Articles of Incorporation(7)

    (5) Articles Supplementary (adding Registrant's Global Franchise Fund) to the Amended and Restated Articles of Incorporation(7)

    (6)  Articles of Amendment (changing the corporate name from Morgan
         Stanley Fund, Inc. to Van Kampen Series Fund, Inc.)(8)

    (7)  Articles Supplementary (changing the name of each fund)(8)

    (8)  Articles Supplementary (changing the name of Van Kampen Aggressive
         Equity Fund to Van Kampen Focus Equity Fund)(10)

    (9)  Articles Supplementary (changing the name of Van Kampen Global
         Franchise Fund to Van Kampen Tax Managed Global Franchise Fund)(11)

(b)      Amended and Restated By-Laws(1)

(c) Specimen stock certificates relating to all of the Funds of the Registrant(5)

(d) (1)  Investment Advisory Agreement+

    (2)  Investment Sub-Advisory Agreement, Morgan Stanley Dean Witter
         Investment Management Inc., formerly, Morgan Stanley Asset
         Management Inc.(5)

    (3)  (i)     Investment Sub-Advisory Agreement, Miller Anderson & Sherrerd,
                 LLP(5)

         (ii)    Amendment No. 1 to the Investment Sub-Advisory Agreement,
                 Miller Anderson & Sherrerd, LLP+

(e) (1)  Distribution Agreement(3)

    (2)  Form of Dealer Agreement(9)

    (3)  Form of Broker Fully Disclosed Clearing Agreement(9)

    (4)  Form of Bank Fully Disclosed Clearing Agreement(9)

(f) (1)  Form of Trustee Deferred Compensation Agreement(6)

    (2)  Form of Trustee Retirement Plan(6)

(g)      Custody Agreement, The Chase Manhattan Bank, N.A.(4)

(h) (1)  Transfer Agency and Service Agreements:

         (i)     Sub-Transfer Agency Agreement between Morgan Stanley Dean
                 Witter Investment Management Inc., formerly, Morgan Stanley
                 Asset Management Inc. and Van Kampen Investor
                 Services Inc.(3)

         (ii)    Assignment and Assumption Agreement for Sub-Transfer Agency
                 Agreement between Van Kampen Investment Advisory Corp. and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (iii)   Sub-Transfer Agency Agreement between Miller Anderson &
                 Sherrerd, LLP and Van Kampen Investor Services Inc.(3)

         (iv)    Assignment and Assumption Agreement (Sub-Transfer Agency
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Miller Anderson & Sherrerd, LLP(5)

         (v)     Amended Schedule for Sub-Transfer Agency Agreement between
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc., and Van
                 Kampen Investor Services Inc. (Tax Managed Global Franchise
                 Fund)(8)

    (2)  Administration Agreements:

         (i)     Administration Agreement between Registrant and Morgan
                 Stanley Dean Witter Investment Management Inc., formerly,
                 Morgan Stanley Asset Management Inc.(4) and as amended by
                 Addendum to such Agreement(1)

         (ii)    Assignment and Assumption Agreement (Administration
                 Agreement) between Van Kampen Investment Advisory Inc. and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (iii)   Administration Agreement between Registrant and Miller
                 Anderson & Sherrerd, LLP(3)

         (iv)    Assignment and Assumption Agreement (Administration
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Miller Anderson & Sherrerd, LLP(5)

         (v)     Sub-Administration Agreement between Morgan Stanley Dean
                 Witter Investment Management Inc., formerly, Morgan Stanley
                 Asset Management Inc. and The Chase Manhattan Bank(3)

         (vi)    Assignment and Assumption Agreement (Sub-Administration
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (vii)   Sub-Administration Agreement between Miller Anderson &
                 Sherrerd, LLP and The Chase Manhattan Bank(3)

         (viii)  Assignment and Assumption Agreement (Sub-Administration
                 Agreement) between Van Kampen Investment Advisory Corp. and
                 Miller Anderson & Sherrerd, LLP(5)

         (ix)    Amended Administration Agreement between Registrant and
                 Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(4)

    (3)  Amended and Restated Legal Services Agreement(8)

(i) (1)  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)(8)

    (2)  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+

(j) (1)  Consent of PriceWaterhouseCoopers LLP+

    (2)  Consent of Deloitte and Touche LLP+

(k)      Not applicable

(l)      Purchase Agreement(4)

(m) (1)  Distribution Plan Pursuant to Rule 12b-1:

         (i)     Plan of Distribution for Class A Shares of the Asian Growth,
                 American Value, Worldwide High Income, Emerging Markets, Latin
                 American, Global Equity Allocation, International Magnum and
                 Focus Equity (formerly Aggressive Equity) Funds(3)

         (ii)    Plan of Distribution of the Japanese Equity, European
                 Equity, Growth and Income II, Global Equity, Emerging
                 Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax
                 Managed Global Franchise Funds(3)

         (iii)   Amended and Restated Plan of Distribution for Class B and
                 Class C Shares of the Asian Growth, American Value, Worldwide
                 High Income, Emerging Markets, Latin American, Global Equity
                 Allocation, International Magnum, Focus Equity (formerly
                 Aggressive Equity), Global Equity, Emerging Markets Debt,
                 Mid Cap Growth, Equity Growth, Value and Tax Managed Global
                 Franchise Funds(3)

         (iv)    Plan of Distribution for Class B and Class C Shares of the
                 Japanese Equity, European Equity and Growth and Income II
                 Funds(3)

    (2)  Service Plans for each fund in the Series(10)

(n)      Amended Multiple Class Plan+

(p) (1) Form of Code of Ethics for Funds, investment adviser and distributor+

(p) (2)  Form of Code of Ethics for subadvisers(11)

(q)      Power of Attorney+

(z) (1)  List of certain investment companies in response to Item 27(a)+

    (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

(6) Incorporated herein by reference to Post-Effective 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Van Kampen Equity Trust II Registration Statement on Form N-1A (File Nos. 333-75493 and 811-9279), as filed with the SEC via EDGAR on June 4, 1999.


(10) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 3351294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.

+   Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

    Pursuant to Maryland General Corporate Law ("MGCL") Code Ann. Article III
Section 2-418, a Maryland corporation may provide in its governing instrument for the indemnification of its officers and directors from and against any and all claims and demands whatsoever.

    Reference is made to Article Seventh, Section 2 of the Registrant's Articles of Amendment and Restatement. Article Seventh of the Articles of Amendment and Restatement provides that each officer and director of the Registrant shall be indemnified by the Registrant against all expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative in which the officer or director may be or may have been involved by reason of being or having been an officer or director, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification.

    The Registrant has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or directors would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    Pursuant to Section 6 of the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Van Kampen Funds Inc. (the "Distributor"), its directors and officers and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending any such claims, demands, or liabilities and any counsel fees incurred in connection therewith arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person is expressly conditioned upon the Registrant's being promptly notified of any action brought against any such persons.

    See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISERS

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc. (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current
Form ADV (SEC File No. 801-15757) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Miller Anderson & Sherrerd, LLP (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-10437) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) The sole principal underwriter is Van Kampen Funds Inc. which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

    (b) Van Kampen Funds Inc., is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers of the Registrant are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Directors and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by Registrant, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153 or The Chase Manhattan Bank, 3 MetroTech Center, Brooklyn, New York 11245; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; (iii) by the Subadvisers, will be maintained at Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020, and Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428; (iv) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29.  MANAGEMENT SERVICES

    Not applicable

ITEM 30.  UNDERTAKINGS

    Not applicable

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Van Kampen Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 27th of October, 2000.


                                                       VAN KAMPEN SERIES FUND, INC.

                                                       By:           /s/ A. THOMAS SMITH III
                                                            -----------------------------------------
                                                                  A. Thomas Smith III, Secretary


    Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on October 27, 2000 by the following persons in the capacities indicated.



                   SIGNATURE                                   TITLE
                   ---------                                   -----
Principal Executive Officer:
          /s/ RICHARD F. POWERS, III*             President and Director
     --------------------------------------
             Richard F. Powers, III
Principal Financial Officer:
             /s/ JOHN L. SULLIVAN*                Vice President, Chief Financial Officer and
     --------------------------------------         Treasurer
                John L. Sullivan
Directors:
              /s/ WAYNE W. WHALEN*                Director (Chairman)
     --------------------------------------
                Wayne W. Whalen
             /s/ J. MILES BRANAGAN*               Director
     --------------------------------------
               J. Miles Branagan
              /s/ JERRY D. CHOATE*                Director
     --------------------------------------
                Jerry D. Choate
            /s/ LINDA HUTTON HEAGY*               Director
     --------------------------------------
               Linda Hutton Heagy
             /s/ R. CRAIG KENNEDY*                Director
     --------------------------------------
                R. Craig Kennedy
             /s/ MITCHELL M. MERIN*               Director
     --------------------------------------
               Mitchell M. Merin
              /s/ JACK E. NELSON*                 Director
     --------------------------------------
                 Jack E. Nelson
             /s/ PHILLIP B. ROONEY*               Director
     --------------------------------------
               Phillip B. Rooney
              /s/ FERNANDO SISTO*                 Director
     --------------------------------------
                 Fernando Sisto
            /s/ SUZANNE H. WOOLSEY*               Director
     --------------------------------------
               Suzanne H. Woolsey
     --------------------------------------


------------------------


* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.



                  /s/ A. THOMAS SMITH III
             ---------------------------------
                    A. Thomas Smith III                                                    October 27, 2000
                      ATTORNEY-IN-FACT

                            SCHEDULE OF EXHIBITS TO
                    POST-EFFECTIVE AMENDMENT 30 TO FORM N-1A



       EXHIBIT
       NUMBER           EXHIBIT
       ------           -------
       (d)(1)           Investment Advisory Agreement
       (d)(3)(ii)       Amendment No. 1 to the Investment Sub-Advisory
                        Agreement, Miller Anderson & Sherrerd, LLP
       (i)(2)           Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
       (j)(1)           Consent of PricewaterhouseCoopers LLP
          (2)           Consent of Deloitte and Touche LLP
       (n)              Amended Multi-Class Plan
       (p)(1)           Form of Code of Ethics for Funds, investment adviser and
                        distributor
       (q)              Power of Attorney
       (z)              (1) List of certain investment companies in response to
                        Item 29(a)
                        (2) List of officers and directors of Van Kampen Funds Inc.
                        in response to Item 29(b)